     As filed with the Securities and Exchange Commission on August 3, 2001
                                                      Registration No. 333-_____

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------
                             REGISTRATION STATEMENT
                                   ON FORM S-3
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                ----------------

                   SOUTHPOINT RESIDENTIAL MORTGAGE SECURITIES
                                  CORPORATION
                                  (Registrant)
             (Exact name of registrant as specified in its charter)

              Tennessee                                       621222739
      (State of Incorporation)                       (I.R.S. Employee I.D. No.)


                               Fifty Front Street
                            Memphis, Tennessee 38103
                                 (901) 524-4192
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          ----------------------------

                                                  Copy to:
     ROBERT M. FOCKLER                            EDWARD L. DOUMA
     Morgan Keegan Tower                          M. CHRISTINA HEWETT
     Fifty Front Street                           Hunton & Williams
     Memphis, Tennessee  38103                    Riverfront Plaza, East Tower
     (901) 524-4192                               951 East Byrd Street
     (901) 579-4363 (telecopy)                    Richmond, Virginia  23219-4074
(Name, address, including zip code and telephone (804) 788-8200 number, including area code, of agent for service)(804) 344-7999 (telecopy)

                             -----------------------

        Approximate date of commencement of proposed sale to the public:
   From time to time after the effective date of this Registration Statement.
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

                             -----------------------

                                           CALCULATION OF REGISTRATION FEE
====================================================================================================================
                                                                Proposed           Proposed
                                                                 Maximum           Maximum
          Title of Securities               Amount to be     Offering Price       Aggregate           Amount of
            Being Registered                 Registered*        Per Unit*      Offering Price*    Registration Fee
--------------------------------------------------------------------------------------------------------------------
     Pass-Through Certificates and           $1,000,000           100%            $1,000,000            $250
         Asset-Backed Notes
====================================================================================================================

     * Estimated solely for calculating the registration fee pursuant to Rule 457(a).


                       ----------------------------------
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                Explanatory Note

This Registration Statement includes a base prospectus and two forms of prospectus supplement. Version 1 of the form of prospectus supplement may be used in offering a series of Asset-Backed Notes and Version 2 of the form of prospectus supplement may be used in offering a series of Pass-Through Certificates. Each such form is meant to be illustrative of the type of disclosure that might be presented for a series of certificates or notes, but is not meant to be, and necessarily cannot be, exhaustive of all possible features that might exist in a particular series. These forms assume the possibility of certain types of credit enhancement, but as described in the base prospectus, the types of credit support may vary from series to series. Each base prospectus used (in either preliminary or final form) will be accompanied by the applicable prospectus supplement.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+ The information in the prospectus supplement is not complete and may be + + changed. The depositor may not sell these securities unless we deliver a +
+ final prospectus supplement and prospectus to you. This prospectus           +
+ supplement and the accompanying prospectus is not an offer to sell these + + securities and it is not soliciting an offer to buy these securities in any +
+ state where the offer or sale is not permitted.                              +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


Prospectus Supplement to Prospectus dated _______ __, 200[_]

                            SRMSC Trust 200[_]-___
                                    Issuer
            Southpoint Residential Mortgage Securities Corporation
                                   Depositor
                               $________________
       Senior/Subordinated Pass-Through Certificates, Series 200[_]-___
                                [Asset Seller]
                         Seller and [Master] Servicer
                               [Master Servicer]
                               [Master Servicer]

                        ------------------------------

     Your trust initially will consist of one- to four-family residential first [and junior lien] mortgage loans, [multifamily residential mortgage loans], [cooperative apartment loans] [and manufactured housing installment sales contracts] with an aggregate principal balance of $___________. An election will be made to treat the assets as one or more REMICs under the Internal Revenue Code, and your certificates will be regular interests in one of the REMICs. The underlying assets are not insured or guaranteed by any governmental agency.

Investing in the certificates involves risks. See "Risk Factors" on page S-__ of this prospectus supplement and page 1 of the prospectus.

Your certificates are not deposits or other obligations of a bank and are not insured by the FDIC or any other government agency.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the prospectus to which it relates is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                                                 Underwriting
                                        Principal      Class Monthly              Price to      Discounts and     Proceeds to
                                         Amount        Interest Rate               Public        Commissions         Issuer
                                         ------        -------------               ------        -----------         ------
 A-1 Certificates...............        $__________   One Month Libor + __%(*)    __________%      ______%        __________%
 A-2 Certificates...............        $__________           ______%             __________%      ______%        __________%
 A-3 Certificates...............        $__________           ______%             __________%      ______%        __________%
 A-4 Certificates...............        $__________           ______%             __________%      ______%        __________%
 A-5 Certificates...............        $__________           ______%             __________%      ______%        __________%
 M-1 Certificates...............        $__________           ______%(*)          __________%      ______%        __________%
 M-2 Certificates...............        $__________           ______%(*)          __________%      ______%        __________%
 B-1 Certificates...............        $__________           ______%(*)          __________%      ______%        __________%
 B-2 Certificates...............        $__________           ______%(*)          __________%      ______%        __________%
 Total..........................        $__________                              $__________     $_______        $__________
*Capped at the weighted average
 net asset rate.

     The price to the public is per certificate, plus accrued interest from _____ 1, 2001 in the case of the class A-2, A-3, A-4, A-5, M and B certificates and from the date the certificates are issued, in the case of the class A-1 certificates. Proceeds to issuer has been calculated before deducting expenses payable by Southpoint Residential Mortgage Securities Corporation, estimated to be approximately $__________.

     The first distribution date will be __________ 15, 2001. The record date for each distribution date will be the last business day of the month preceding a distribution date. Delivery of your certificates will be made through The Depository Trust Company on or about _________ __, 200[_], against payment in immediately available funds.

                                 [Underwriters]
                 Prospectus Supplement dated ____  __, 200[_].

          Important notice about the information we present in this prospectus supplement and in the accompanying prospectus.

     You should rely only on the information contained in this document or to which we have referred you. We have not authorized anyone to provide you with information that is different. This document may only be used where it is legal to sell these securities. The information in this document may only be accurate on the date of this document.

     We provide information to you about the certificates in two separate documents that progressively provide more detail: the accompanying prospectus, which provides general information, some of which may not apply to your certificates and this prospectus supplement, which describes the specific terms of your certificates.

     Your certificates will not be listed on any securities exchange.

     Although the underwriters intend to make a secondary market in your certificates, they are not required to do so. A secondary market for your certificates may not develop. If one does develop, it may not continue or provide sufficient liquidity.

     [We have filed preliminary information regarding the trust's assets and the certificates with the SEC. The information contained in this document supersedes all of that preliminary information, which was prepared by the underwriters for prospective investors.]

     Until ____________ all dealers that sell your certificates, whether or not participating in this offering, may be required to deliver a prospectus and prospectus supplement. This requirement is in addition to the dealer's obligation to deliver a prospectus and prospectus supplement when acting as underwriters with respect to their unsold allotments or subscriptions.

     This prospectus supplement and the accompanying prospectus include cross-references to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

     Table of Contents

Prospectus Supplement

                                                                         Page
                                                                         ----
Summary of Terms....................................................... S-1
----------------
Risk Factors........................................................... S-5
------------
Description of the Offered Certificates................................ S-7
---------------------------------------
     General........................................................... S-7
     -------
     [Book-Entry Certificates.......................................... S-7
     ------------------------
     Collection of Payments on Assets.................................. S-8
     --------------------------------
     Realized Losses on Liquidated Loans............................... S-9
     -----------------------------------
     Allocation of Writedown Amounts................................... S-9
     -------------------------------
     Distributions..................................................... S-9
     -------------
     Subordination of the Subordinated Certificates.................... S-18
     ----------------------------------------------
The Asset Pool......................................................... S-19
--------------
     General........................................................... S-19
     -------
     Fixed Rate Assets................................................. S-19
     -----------------
     Adjustable Rate Assets............................................ S-21
     ----------------------
     Selected Data..................................................... S-22
     -------------
     Underwriting Guidelines........................................... S-30
     -----------------------
     Conveyance of Assets.............................................. S-30
     --------------------
     [Conveyance of Subsequent Assets and Pre-Funding Account.......... S-33
     --------------------------------------------------------
Maturity and Prepayment Considerations................................. S-35
--------------------------------------
     Weighted Average Lives of the Offered Certificates................ S-35
     --------------------------------------------------
     Modeling Assumptions and [prepayment model] Tables................ S-36
     --------------------------------------------------
     [Pre-Funding...................................................... S-41
     ------------
     Factors Affecting Prepayments..................................... S-42
     -----------------------------
     Yield on the Offered Certificates................................. S-42
     ---------------------------------
The Trust.............................................................. S-46
---------
     General........................................................... S-46
     -------
     The Trustee....................................................... S-46
     -----------
     Optional Termination.............................................. S-47
     --------------------
     Auction Sale...................................................... S-48
     ------------
     Termination of the Agreement...................................... S-49
     ----------------------------
     Voting Rights..................................................... S-49
     -------------
     Reports to Certificateholders..................................... S-49
     -----------------------------
Servicing of the Assets................................................ S-51
-----------------------
     The Servicer...................................................... S-51
     ------------
     Servicing Portfolio............................................... S-51
     -------------------
     Delinquency and Loan Loss/Repossession Experience................. S-52
     -------------------------------------------------
     Collection and Other Servicing Procedures......................... S-54
     -----------------------------------------
     Servicing Compensation and Payment of Expenses.................... S-54
     ----------------------------------------------
     Advances.......................................................... S-55
     --------
     Successors to Servicer, Delegation of Duties...................... S-56
     --------------------------------------------
Use of Proceeds........................................................ S-56
---------------
Underwriting........................................................... S-57
------------
Legal Matters.......................................................... S-59
-------------
ERISA Considerations................................................... S-59
--------------------
     General........................................................... S-59
     -------
     Plan Asset Regulations............................................ S-59
     ----------------------
     Prohibited Transaction Exemption.................................. S-59
     --------------------------------
Ratings................................................................ S-61
-------
Legal Investment Considerations........................................ S-62
-------------------------------

Prospectus
                                                                         Page
                                                                         ----

Risk Factors.........................................................       1
Description of the Securities........................................      16
  General............................................................      16
  Book-Entry Procedures and Definitive Certificates..................      18
  Allocation of Collections from the Assets..........................      22
  Valuation of Mortgage Assets.......................................      24
  Optional Redemption or Termination.................................      25
Maturity and Prepayment Considerations...............................      25
Yield Considerations.................................................      27
The Trusts...........................................................      29
  General............................................................      29
  Assignment of Trust Assets.........................................      29
  The Trust Assets...................................................      31
  Mortgage Loan Information in Prospectus Supplements................      35

  Payment Provisions of the Mortgage Loans...................................................................   37
  Pre-Funding................................................................................................   40
  Asset Proceeds Account.....................................................................................   41
  Cash Flow Agreements.......................................................................................   41
  Credit Support.............................................................................................   41
  Subordinate Securities.....................................................................................   42
  Cross-Support Provisions...................................................................................   42
  Letter of Credit...........................................................................................   42
  Credit Support With Respect to MBS.........................................................................   43
  Reserve Fund or Accounts...................................................................................   43
  Financial Guarantee Insurance Policy.......................................................................   43
  Mortgage Insurance on the Mortgage Assets..................................................................   43
  Delivery of Additional Assets..............................................................................   54
  Investment of Funds........................................................................................   54
Sale and Servicing of the Mortgage Assets....................................................................   55
  General....................................................................................................   55
  Representations and Warranties.............................................................................   57
  Origination of the Mortgage Assets.........................................................................   58
  Payments on Mortgage Assets................................................................................   59
  Advances...................................................................................................   60
  Withdrawals................................................................................................   61
  Collection and Other Servicing Procedures..................................................................   63
  Third-Party Servicers......................................................................................   64
  Maintenance of Insurance Policies; Insurance Claims and Other Realization upon Defaulted Mortgage Assets...   64
  Evidence as to Servicing Compliance........................................................................   66
  Financial Assets...........................................................................................   67
The Agreements...............................................................................................   67
  Master Servicer or Securities Administrator................................................................   67
  Retained Interest; Servicing Compensation and Payment of Expenses..........................................   68
  The Trustee................................................................................................   69
  Amendment..................................................................................................   69
  Events of Default..........................................................................................   70
  Rights Upon Event of Default...............................................................................   71
  Reports to Securityholders.................................................................................   74
  Termination................................................................................................   74
  Certain Terms of the Indenture.............................................................................   74
Certain Legal Aspects of Mortgage Assets.....................................................................   77
  General....................................................................................................   77
  Mortgage Loans.............................................................................................   78
  Interest In Real Property..................................................................................   78
  Foreclosure................................................................................................   78
  Loan-to-Value Ratio........................................................................................   81
  Junior Mortgages...........................................................................................   82
  Manufactured Housing Installment Sales Contracts...........................................................   82
  Cooperative Loans..........................................................................................   86
  Consumer Protection Laws with respect to Mortgage Assets...................................................   89
  Rights of Reinstatement and Redemption.....................................................................   90
  Leases and Rents...........................................................................................   90
  Anti-Deficiency Legislation and Other Limitations on Lenders...............................................   90
  Soldiers' and Sailors' Civil Relief Act of 1940............................................................   92
  Environmental Consideration................................................................................   93
  "Due-on Sale" Clauses......................................................................................   95
  Enforceability of Prepayment and Late Payment Fees.........................................................   96
  Equitable Limitations on Remedies..........................................................................   96
  Secondary Financing; Due-on-Encumbrance Provisions.........................................................   97
  Alternative Mortgage Instruments...........................................................................   97
  Forfeitures in Drug and RICO Proceedings...................................................................   98
  Certain Legal Aspects of the Financial Assets..............................................................   98
The Depositor................................................................................................   98
Use of Proceeds..............................................................................................   99
Federal Income Tax Consequences..............................................................................   99
  General....................................................................................................  100
  REMIC Certificates.........................................................................................  100
  FASIT Securities...........................................................................................  135
  Grantor Trusts.............................................................................................  139
  Debt Securities and Partnership Trusts.....................................................................  147
  Taxation of Debt Securityholders...........................................................................  148
  Taxation of Owners of the Partnership Securities...........................................................  148
State Tax Considerations.....................................................................................  154
ERISA Consideration..........................................................................................  154
Legal Investment.............................................................................................  158
Plan of Distribution.........................................................................................  160
Rating.......................................................................................................  160
Reports to Securityholders...................................................................................  161
Additional Information.......................................................................................  161
Financial Information........................................................................................  162
Incorporation of Certain Documents by Reference..............................................................  162
Index of Principal Defined Terms.............................................................................  163

                               Summary of Terms


 .    This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. To understand more completely all of the terms of an offering of the certificates, read carefully this entire document and the prospectus.

 .    This summary provides an overview of calculations, cash flows and other information to aid your understanding and is qualified by the full description of this information in this prospectus supplement and the accompanying prospectus.

Information about Your Trust

     Your certificates are being offered by SRMSC Trust 200[ ]-___, which will be established by Southpoint Residential Mortgage Securities Corporation, a Tennessee corporation. Southpoint Residential Mortgage Securities Corporation ("Southpoint Residential") maintains its principal office at Morgan Keegan Tower, Fifty Front Street, 16/th/ Floor, Memphis, Tennessee, 38103. Its telephone number is (901) 524-4192. The assets will secure the payment of your certificates.

     Only the class A-1, class A-2, class A-3, class A-4, class A-5, class M-1, class M-2, class B-1 and class B-2 certificates are being offered by this prospectus supplement.

     The trustee is _________________________. The trustee's corporate trust office's address is ______________________________. Its telephone number is _____________. The auction administrator is _________________________. The auction administrator's address is ______________________________. Its telephone number is _____________.

     Neither your certificates nor the underlying assets will be guaranteed or insured by any government agency [or any other insurer].

     Issuance of your certificates is scheduled for ________ __, 200[ ].

Credit Enhancement and Subordination

     The subordination of the class M-1, M-2, B-1, B-2, X and R certificates provides credit support for the class A-1, A-2, A-3, A-4 and A-5 certificates. The subordination of the class M-2, B-1, B-2, X and R certificates provides credit support for the class M-1 certificates. The subordination of the class B-1, B-2, X and R certificates provides credit support for the class M-2 certificates. The subordination of the class B-2, X and R certificates provides credit support for the class B-1 certificates. The subordination of the class X and R certificates provide credit support for the class B-2 certificates.

     See "Description of the Offered Certificates" in this prospectus supplement.

Distributions of Interest and Principal

     In the ordinary course, monies received on the assets will be applied first to distributions of interest on each class of certificates in the order of their priority, and then to principal. Until the occurrence of events described in this prospectus supplement, principal distributions will be applied first to the class A certificates, and only thereafter to the other classes of certificates. If performance criteria are met, a portion of principal may be distributed to subordinated classes simultaneously with principal distributions on the class A certificates.

     See "Description of the Offered Certificates" in this prospectus supplement.

Servicing of The Assets of Your Trust

     ___________ will act as servicer for the assets. It will make advances in respect of delinquent payments on the assets and in respect of liquidation expenses and taxes and insurance premiums not paid by an obligor on a timely basis, if recoverable.

     The servicer will be entitled to a monthly fee for servicing the assets equal to [___]% per annum of the scheduled principal balance of the assets.

     [Master Servicer], a __________ _______________________, will act as master servicer. The master servicer will monitor the servicing activities of the servicer and will be available to assume the servicing upon a termination of the servicer.

     See "Servicing of the Assets" in this prospectus supplement.

The Assets Contained in Your Trust

     The primary assets of your trust are:

 .    one- to four-family residential first [and junior] lien mortgage loans,

 .    [multifamily residential mortgage loans,]

 .    [cooperative apartment loans, and]

 .    [manufactured housing installment sales contracts.]

     The total number of assets is ______. Their total principal balance is approximately $______. Of the total number of assets, ______ are fixed-rate assets and ______ are variable-rate assets.

     See "The Asset Pool" in this prospectus supplement.

[Your Trust Contains A Pre-Funding Account

     A portion of your trust's initial assets will consist of cash in a pre-funding account. The pre-funded amount initially will equal the difference between the principal balance of the certificates and the principal balance of the initial assets. Funds in the pre-funding account may be used to purchase additional assets during the [first 3 months] following the closing date. These additional assets will have characteristics very similar to the existing assets. If all of the pre-funded amount is not used to acquire pre-funded assets, then amounts left in the pre-funding account after the [3-month] period will be distributed to you as a principal prepayment. Interest income earned on the pre-funded amount during the pre-funding period will not be allocated to you, but will belong to Southpoint Residential.

     See "The Asset Pool - Conveyance of Assets" and " - Conveyance of Subsequent Assets and Pre-Funding" in this prospectus supplement.]

The Final Scheduled Distribution Date

     The final scheduled distribution date for each class of offered certificates is the distribution date occurring in ________. Because the rate of principal distributions on the certificates will depend upon the rate of principal payments, including prepayments, on the assets, the actual final distribution on the classes of certificates could occur significantly earlier than this date.

[Mandatory Auction of Certificates

     The auction administrator will auction all outstanding certificates to third-party investors[five business days prior to the ______________ distribution date]. The auction administrator will pay the proceeds of the auction to you as a holders of the certificates in an amount equal the certificate balance thereof following distributions on that distribution date. Each of the holders will be obligated to tender their certificates to the auction administrator upon the payment. Any shortfalls will be covered by the [swap counterparty] pursuant to a market value swap between the swap counterpart, and the auction administrator.

     See "Description of Offered Certificates -- Mandatory Auction" in this prospectus supplement.]

Optional Termination of Your Trust by The Servicer

     The servicer may terminate the trust by buying all of the assets at any time when the current aggregate principal balance of all certificates is less than [10]% of their original amount. The termination price paid for your trust's assets during an optional termination may, in some circumstances, be less than the outstanding principal balance and unpaid interest of the certificates.

     The servicer may also terminate the trust if it determines that there is a substantial risk that either the pooling REMIC or the issuing REMIC will lose its REMIC status.

     See "The Trust--Optional Termination" in this prospectus supplement.

[Auction Sale of Your Trust's Assets

     If the servicer does not exercise its optional termination rights when it is initially permitted to do so, the trustee will solicit bids on the assets remaining in the trust. The termination price paid for your trust's assets during an auction sale may, in some circumstances, be less than the outstanding principal balance and unpaid interest of the certificates.

     See "The Trust -- Auction Sale" in this prospectus supplement.]

Federal Income Tax Consequences to You

     The assets of the trust will be treated as a pooling REMIC for federal income tax purposes. The regular interests of the pooling REMIC will be treated as a different REMIC, an issuing REMIC, for federal income tax purposes. Class A-1, A-2, A-3, A-4, A-5, M-1, M-2, B-1, B-2 and X certificates will be regular interests in the issuing REMIC. Therefore, your certificates will evidence debt obligations under the Internal Revenue Code of 1986, as amended, and interest paid or accrued will be taxable to you. By acceptance of your certificates, you will be deemed to have agreed to treat your certificate as a debt instrument for purposes of federal and state income tax, franchise tax, and any other tax measured by income. The Class X certificates will be, and certain of the other classes of certificates may be, issued with original issue discount. We will use ______% of the [prepayment model] as the prepayment assumption to calculate the accrual rate of original issue discount, if any. However, there is no assurance as to what the rate of prepayment will be.

     See "Federal Income Tax Consequences"  in  the  prospectus.

ERISA Considerations for Plans and Plan Investors

     Fiduciaries of employee benefit plans and certain other retirement plans that propose to cause a plan to acquire any of the offered certificates should consult with their own counsel to determine whether the purchase or holding of the offered certificates could give rise to a transaction that is prohibited either under ERISA or the Internal Revenue Code. Certain prohibited transaction exemptions may be applicable to the purchase and holding of the class A certificates.

     See "ERISA Considerations" in this prospectus supplement and in the prospectus.

Your Certificates May Be Legal Investments for Regulated Organizations

     The class A and M-1 certificates will be mortgage related securities for purposes of SMMEA as long as they are rated in one of the two highest rating categories by one or more nationally recognized statistical rating organizations.

     [If pre-funding account is used, classes become mortgage related securities for SMMEA after pre-funded amount is reduced to zero.]

     [Certificates will not be SMMEA if junior lien assets are in the trust.]

     The class M-2, B-1 and B-2 certificates will not be mortgage related securities for purposes of SMMEA because they are not rated in one of the two highest rating categories.

     See "Legal Investment Considerations" in this prospectus supplement and in the prospectus.

The Ratings Assigned to Your Certificates

     It is a condition to the issuance of the certificates that the classes of certificates obtain the following ratings by ______________ and ______________:

Class A-1               ____             ____
Class A-2               ____             ____
Class A-3               ____             ____
Class A-4               ____             ____
Class A-5               ____             ____
Class M-1               ____             ____
Class M-2               ____             ____
Class B-1               ____             ____
Class B-2               ____             ____

     See "Ratings" in this prospectus supplement.

                                 Risk Factors

     In addition to the risk factors in the prospectus, you should note the following

You May Experience A          Over time the market values of the assets could
Loss on Your Investment       be less than the loans they secure. This may cause
If Losses and                 delinquencies and may increase the amount of loss
Delinquencies On Assets       following default. In this event, your trust may
in Your Trust Are High        be able to recover the full amount owed, which
                              may result in a loss on your certificates. We can provide you with no assurance that the performance of your trust's assets will be similar to the statistical information provided, in part because the values of certain assets can be sharply affected by downturns in regional or economic conditions. The statistical information related to the loss experience of _______ as servicer is available under "Servicing of the Assets" in this prospectus supplement.

Losses Will Affect            The class M-1, class M-2, class B-1 and class B-2
Subordinated Certificates     certificates are subordinated to the class A-1,
before Affecting More         A-2, A-3, A-4 and A-5 certificates. Losses in
Senior Certificates           excess of the credit support provided by the class
                              X and R certificates will be experienced first by the class B-2 certificates, next by the class B-1 certificates, next by the class M-2 certificates, and next by the class M-1 certificates.
                              Thereafter, losses on the assets exceeding the amount of the subordinated certificates could result in a loss being realized by the class A-1, A-2, A-3, A-4 and A-5 certificates.

Prepayments May Cause         Obligors are not required to pay interest on their
Cash Shortfalls               assets after the date of a full prepayment of
                              principal. As a result, a full prepayment may reduce the amount of interest received from obligors during that collection period to less than one month's interest on the assets. If a sufficient number of assets are prepaid in full, then interest payable on the assets during that collection period may be less than the interest due on the certificates.

[Class A-1 Certificates       [Class A-1 certificates bear interest based on
Have An Uncertain Yield]      one-month LIBOR, which is variable and which
                              changes differently than do other indices. In addition, regardless of the level of one-month
                              LIBOR, the interest rate of the class A-1 certificates may not exceed the weighted average net asset rate.]

[If The Swap                  [The auction administrator will auction your
Counterparty Defaults         certificates to third-party investors [five
On Its Obligations Under      business days prior to the ______________
                              distribution date]. The auction administrator

The Market Value Swap,        has entered into a market value swap with the swap
The Mandatory Auction         counterparty to cover any shortfall in the auction
May Not Be Held, And          proceeds. If the swap counterparty defaults under
You Will Be Exposed To        the market value swap, and no successor swap
Declines In The Value Of      counterparty is found, the mandatory auction will
Your Certificate]             not occur.  In this event, you will continue to
                              hold your certificates, unless you choose to sell them in the secondary market. To the extent you sell your certificates in the secondary market, you may incur a loss. See "Description of the Offered Certificates-- The Mandatory Auction" herein]

     Capitalized terms used in this prospectus supplement but not defined will have the definitions given to them in the accompanying prospectus. See "Index of Terms" in the accompanying prospectus.

                    Description of the Offered Certificates

General

     The Senior/Subordinated Pass-Through Certificates, Series 200[ ]-___, will consist of the class A-1, class A-2, class A-3, class A-4, class A-5, class M-1, class M-2, class B-1, class B-2, class X and class R certificates. Only the class A-1, class A-2, class A-3, class A-4, class A-5, class M-1, class M-2, class B-1 and class B-2 certificates are offered by this prospectus supplement. The class M-1, class M-2, class B-1, class B-2, class X and class R certificates will be subordinated to the class A certificates in respect of distributions of principal and interest. The offered certificates will be issued in book-entry form only, in denominations of $1,000 and integral multiples of $1 in excess of this amount. Definitive certificates, if issued, will be transferable and exchangeable at the corporate trust office of ______________ at its Corporate Trust Department. No service charge will be made for any registration of exchange or transfer, but the trustee may require payment of a sum sufficient to cover any tax or other governmental charge incurred in connection with the exchange or transfer.

     Distributions of principal and interest on the offered certificates will be made on the 15th day of each month, or, if this day is not a business day, on the next succeeding business day, beginning in ____, 2001, to the persons in whose names the certificates are registered on the record date, which is the close of business on the last business day of the month preceding the month in which the distribution date occurs. Each distribution with respect to a book-entry certificate will be paid to the Depository, which will credit the amount of this distribution to the accounts of its Participants in accordance with its normal procedures. Each Participant will be responsible for disbursing this distribution to the Beneficial Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm will be responsible for disbursing funds to the Beneficial Owners that it represents. All credits and disbursements with respect to book-entry certificates are to be made by the Depository and the Participants in accordance with the Depository's rules.

     The class X certificates are interest-only securities that have no stated certificate principal balance, but are entitled to receive a distribution on each distribution date of certain interest amounts, as more fully set forth in the pooling and master servicing agreement. The class R certificates will have no stated certificate principal balance or pass-through rate, and will represent the beneficial ownership of the residual interest in each of the REMICs.

[Book-Entry Certificates

     The offered certificates will be book-entry certificates as described in the prospectus under "Description of the Certificates -- Book-Entry Procedures." The offered certificates will initially be registered in the name of Cede & Co., the nominee of the Depository Trust Company.

     Unless and until the offered certificates are issued in certificated, fully-registered form, it is anticipated that the only certificateholder of the offered certificates will be Cede & Co., as nominee of DTC. Beneficial Owners will not be certificateholders as that term is used in the pooling and master servicing agreement. Beneficial Owners are only permitted to exercise the rights of certificateholders indirectly through Depository Participants and DTC.

Collection of Payments on Assets

     The servicer will establish and maintain the certificate account for the benefit of the trustee. The certificate account must be an Eligible Account. The certificate account is to be held in trust for the benefit of the trustee on behalf of the certificateholders, and shall be either in the trustee's name or designated in a manner that reflects the custodial nature of the account and that all funds in this account are held for the benefit of the trustee. A single certificate account may be maintained for more than one series of certificates provided that in this event, the servicer shall cause separate accounting and records to be maintained within the certificate account with respect to each separate series. Funds in the certificate account will be invested in Eligible Investments that will mature or be redeemed not later than the business day preceding the applicable monthly distribution date. Earnings on amounts deposited into the certificate account shall be credited to the account of the servicer as servicing compensation in addition to the Servicing Fee and may be used to offset P&I Advances due from the servicer in respect of the distribution date next succeeding the date on which these earnings were made or, at the servicer's option, may be released to the servicer on the related distribution date. The amount of any losses incurred in respect of any of these investments shall be deposited into the certificate account by the servicer out of its own funds promptly after any of these losses are incurred.

     All payments in respect of principal and interest on the assets received by the servicer on or after the Cut-off Date, exclusive of collections relating to scheduled payments due on or prior to the Cut-off Date, including principal prepayments and net liquidation proceeds, will be deposited into the certificate account no later than the second business day following the servicer's receipt. Amounts collected as late payment fees, extension fees, assumption fees or similar fees will be retained by the servicer as part of its servicing compensation. In addition, amounts paid by [Asset Seller] for assets repurchased as a result of breach of a representation or warranty under the pooling and master servicing agreement and amounts required to be deposited upon substitution of a qualified substitute asset because of a breach of a representation or warranty, as described under "The Asset Pool -- Conveyance of Assets" in this prospectus supplement, will be paid into the certificate account.

     On or prior to the business day before each distribution date, the servicer will remit all scheduled payments of principal and interest due on the assets during the Collection Period and collected by the servicer and all unscheduled collections in respect of principal and interest on the assets received during the related Prepayment Period, in each case to the extent these collections comprise part of the Available Distribution Amount for the upcoming distribution date, together with the amount of any required Advances to the trustee for deposit into the distribution account. If, however, the certificate account is maintained by the trustee, the trustee may withdraw this amount, and any portion of the P&I Advance to be covered by investment earnings on the certificate account, from the certificate account on the applicable distribution date and deposit it into the distribution account. In such event, the servicer will remit the portion, if any, of the required P&I Advance that is not to be covered by investment earnings on the certificate account to the trustee on business day preceding the distribution date for deposit into the distribution account. The distribution account shall be an Eligible Account established and maintained by the trustee.

     The trustee or its Paying Agent will withdraw funds from the Distribution Account, but only to the extent of the Available Distribution Amount, to make distributions to certificateholders as specified under "-- Distributions -- Priority of Distributions" in this prospectus supplement.

     From time to time, as provided in the pooling and master servicing agreement, the Servicer will also withdraw funds from the certificate account for other purposes as permitted by the pooling and master servicing agreement.

Realized Losses on Liquidated Loans

     The Principal Distribution Amount for any distribution date is intended to include the Scheduled Principal Balance of each asset that became a liquidated loan during the related Prepayment Period. A Realized Loss will be incurred on a liquidated loan in the amount, if any, by which the net liquidation proceeds from the liquidated loan are less than the unpaid principal balance of the liquidated loan, plus accrued and unpaid interest thereon, plus amounts reimbursable to the servicer for previously unreimbursed Servicing Advances. To the extent that the amount of the Realized Loss is in excess of interest collected on the nondefaulted assets in excess of certain interest payments due to be distributed on the offered certificates and any portion of this interest required to be paid to a servicer other than [Asset Seller] as servicing compensation ("Excess Interest"), then the amount of this shortfall will be allocated to the subordinated certificates as a Writedown Amount. See "-- Allocation of Writedown Amounts".

Allocation of Writedown Amounts

     Any Writedown Amount on a distribution date will be allocated to reduce to zero the certificate principal balance of a class, as adjusted for write-downs, in the following order:

     .    first, to the class B-2 certificates;

     .    second, to the class B-1 certificates;

     .    third, to the class M-2 certificates; and

     .    fourth, to the class M-1 certificates.

Distributions

     Available Distribution Amount

     The Available Distribution Amount for a distribution date will include

     . monthly payments of principal and interest due on the assets during the related Collection Period, regardless of whether these payments were actually collected from the obligors or advanced by the servicer and unscheduled payments received with respect to the assets during the related Prepayment Period, including principal prepayments, proceeds of repurchases, net liquidation proceeds and net insurance proceeds, less

     . if [Asset Seller] is not the servicer, Servicing Fees for the related Collection Period, amounts required to reimburse the servicer for previously unreimbursed Advances in accordance with the pooling and master servicing agreement, amounts required to reimburse Southpoint Residential or the servicer for reimbursable expenses in accordance with the pooling and master servicing agreement and amounts required to reimburse any party for an overpayment of a Repurchase Price for an asset.

     Distributions

     Distributions will be made on each distribution date to holders of record on the preceding record date. Distributions on a class of certificates will be allocated among the certificates of the class in proportion to their percentage interests.

     Interest

     On each distribution date, holders of the class A certificates will be entitled to receive, to the extent of the Available Distribution Amount:

     . interest accrued on their class during the related Interest Accrual Period at the then-applicable pass-through rate on the certificate principal balance of their class immediately prior to the distribution date (the "Interest Distribution Amount"), plus

     . any interest amounts remaining unpaid from a previous distribution date, plus interest accrued on this amount during the related Interest Accrual Period, at the then applicable pass-through rate.

     On each distribution date, holders of the subordinated certificates will be entitled to receive, to the extent of the Available Distribution Amount and on a subordinated basis as described under "-- Priority of Distributions":

     . interest accrued on their class during the related Interest Accrual Period at the then-applicable pass-through rate on the certificate principal balance immediately following the most recently preceding distribution date, reduced by all Writedown Amounts allocated on that distribution date, of their class immediately prior to the distribution date (the "Interest Distribution Amount"), plus

     . any interest amounts remaining unpaid from a previous distribution date, plus interest accrued on this amount during the related Interest Accrual Period, at the then applicable pass-through rate.

     Interest Accrual Period shall mean, with respect to each distribution date:

     . for the class A-1 certificates, the period commencing on the 15th day of the preceding month through the 14th day of the month in which this distribution date is deemed to occur, except that the first Interest Accrual Period for the class A-1 certificates will be the period from the closing date through _______ 14, 200[ ], and

     . for the other classes of offered certificates, the calendar month preceding the month in which the distribution date occurs.

Interest on the class A-1 certificates will be calculated on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Accrual Period. Interest on the other classes of offered certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     The pass-through rate for the classes of offered certificates on any distribution date will be the per annum rates set forth on the cover page of this prospectus supplement.

     In addition, on each distribution date, to the extent of the Available Distribution Amount and on a subordinated basis as described under "-- Priority of Distributions" the holders of the subordinated certificates will be entitled to receive

     . interest accrued during the related Interest Accrual Period at the applicable pass-through rate on any related Writedown Amount (the class' "Writedown Interest Distribution Amount"), plus

     . any interest amounts remaining unpaid from a previous distribution date, plus interest accrued on this amount during the related Interest Accrual Period at the then applicable pass-through rate (the class' "Carryover Writedown Interest Distribution Amount"). See "-- Realized Losses on Liquidated Loans."

     [Floating Rate Determination

     Generally, the Floating Rate Determination Date for any Interest Accrual Period is the second London banking day prior to the Interest Accrual Period. For the initial Interest Accrual Period the Floating Rate Determination Date is the closing date. On each Floating Rate Determination Date, the servicer will determine the arithmetic mean of the LIBOR quotations for one-month Eurodollar deposits ("One-Month LIBOR") for the succeeding Interest Accrual Period on the basis of the Reference Banks' offered LIBOR quotations provided to the servicer as of 11:00 a.m., London time, on the Floating Rate Determination Date. With respect to a Floating Rate Determination Date, Reference Banks means leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market with an established place of business in London, whose quotations appear on the Bloomberg Screen US0001M Index page on the Floating Rate Determination Date in question and which have been designated as such by the servicer and are able and willing to provide these quotations to the servicer on each Floating Rate Determination Date; and Bloomberg Screen US0001M Index Page means the display designated as page US0001M on the Bloomberg Financial Markets Commodities News, or another page as may replace this page on that service for the purpose of displaying LIBOR quotations of major banks. If any Reference Bank should be removed from the Bloomberg Screen US0001M Index Page or in any other way fails to meet the qualifications of a Reference Bank, the servicer may, in its sole discretion, designate an alternative Reference Bank.

     . On each Floating Rate Determination Date, One-Month LIBOR for the next succeeding Interest Accrual Period will be established by the servicer as follows:

     . if, on any Floating Rate Determination Date, two or more of the Reference Banks provide offered One-Month LIBOR quotations on the Bloomberg Screen US0001M Index Page, One-Month LIBOR for the next applicable Interest Accrual Period will be the arithmetic mean of the offered quotations, rounding the arithmetic mean, if necessary, to the nearest five decimal places.

     . if, on any Floating Rate Determination Date, only one or none of the Reference Banks provides offered quotations, One-Month LIBOR for the next applicable Interest Accrual Period will be the higher of:

          . One-Month LIBOR as determined on the previous Floating Rate Determination date, and

          .    the Reserve Interest Rate.

     The Reserve Interest Rate will be the rate per annum that the servicer determines to be either

     . the arithmetic mean, rounding the arithmetic mean upwards if necessary to the nearest five decimal places, of the one-month Eurodollar lending rate that New York City banks selected by the servicer are quoting, on the relevant Floating Rate Determination Date, to the principal London offices of at least two leading banks in the London interbank market, or

     . in the event that the servicer can determine no arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the servicer are quoting on the Floating Rate Determination Date to leading European banks.

If, on any Floating Rate Determination Date, the servicer is required but is unable to determine the Reserve Interest Rate in the manner provided, One-Month LIBOR for the next applicable Interest Accrual Period will be One-Month LIBOR as determined on the previous Floating Rate Determination Date.

     One-Month LIBOR for an Interest Accrual Period shall not be based on One-Month LIBOR for the previous Interest Accrual Period for two consecutive Floating Rate Determination Dates. If One-Month LIBOR for an Interest Accrual Period would be based on One-Month LIBOR for the previous Floating Rate Determination Date for the second consecutive Floating Rate Determination Date, the servicer shall select an alternative index over which the servicer has no control used for determining one-month Eurodollar lending rates that is calculated and published or otherwise made available by an independent third party.

     The establishment of One-Month LIBOR, or an alternative index, by the servicer and the servicer's subsequent calculation of the pass-through rate on the class A-1 certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

     This table provides you with monthly One-Month LIBOR rates on the last day of the related calendar month beginning in 200[ ], as published by Bloomberg. The following does not purport to be a prediction of the performance of One-Month LIBOR in the future.

MONTH                 200[ ]     200[ ]    200[ ]
-----                 ------     ------    ------

January.............
February............
March...............
April...............
May.................
June................
July................
August..............
September...........
October.............
November............
December............

     Principal

     The Principal Distribution Amount for any distribution date will equal the sum of the following amounts:

     . the sum of the principal components of all monthly payments scheduled to be made on the Due Date occurring during the related Collection Period on the assets that were outstanding at the opening of business on this Due Date, regardless of whether such monthly payments were received by the servicer from the obligors, not including any monthly payments due on liquidated loans or repurchased assets;

     . the sum of the amounts of all principal prepayments received by the servicer on the assets during the related Prepayment Period;

     . the Scheduled Principal Balance of any asset that became a liquidated loan during the related Prepayment Period; and

     . the Scheduled Principal Balance of any asset that was purchased or repurchased by the servicer, [Asset Seller] or Southpoint Residential during the related Prepayment Period.

     The Class A Principal Distribution Amount for any distribution date will equal

     .    prior to the Cross-over Date, the Principal Distribution Amount,

     . on any distribution date as to which the Principal Distribution Tests are not met, the Principal Distribution Amount, or

     . on any other distribution date, the class A percentage of the Principal Distribution Amount.

     The Class M-1 Principal Distribution Amount for any distribution date will equal

     . as long as any class A certificates remain outstanding and prior to the Cross-over Date, zero,

     . on any distribution date as to which the Principal Distribution Tests are not met and any class A certificates remain outstanding, zero,

     . on any distribution date as to which the Principal Distribution Tests are not met and the class A certificates have been retired, the Principal Distribution Amount, or

     . on any other distribution date, the class M-1 percentage of the Principal Distribution Amount.

     The Class M-2 Principal Distribution Amount for a distribution date will equal

     . as long as any class A certificates or any class M-1 certificates remain outstanding and prior to the Cross-over Date, zero;

     . on any distribution date as to which the Principal Distribution Tests are not met and any class A certificates or any class M-1 certificates remain outstanding, zero,

     . on any distribution date as to which the Principal Distribution Tests are not met and the class A certificates and the class M-1 certificates have been retired, the Principal Distribution Amount, or

     . on any other distribution date, the class M-2 percentage of the Principal Distribution Amount.

     The Class B-1 Principal Distribution Amount for any distribution date will equal

     . as long as any class A certificates or any class M certificates remain outstanding and prior to the Cross-over Date, zero,

     . on any distribution date as to which the Principal Distribution Tests are not met and any class A certificates or any class M certificates remain outstanding, zero,

     . on any distribution date as to which the Principal Distribution Tests are not met and the class A certificates and the class M certificates have been retired, the Principal Distribution Amount, or

     . on any other distribution date, the class B-1 percentage of the Principal Distribution Amount.

     The Class B-2 Principal Distribution Amount for any distribution date will equal

     . as long as any class A certificate, any class M certificates or any class B-1 certificates remain outstanding and prior to the Cross-over Date, zero,

     . on any distribution date as to which the Principal Distribution Tests are not met and any class A certificates, any class M certificate or any class B-1 certificates remain outstanding, zero,

     . on any distribution date as to which the Principal Distribution Tests are not met and the class A certificates, the class M certificates and the class B-1 certificates have been retired, the Principal Distribution Amount, or

     . on any other distribution date, the class B-2 percentage of the Principal Distribution Amount.

     For any distribution date, if the Principal Distribution Amount for a class exceeds the certificate principal balance of that class, less any Principal Distribution Amounts remaining unpaid from previous distribution dates, with respect to this class and distribution date, then these amounts shall be allocated to the Principal Distribution Amount of the relatively next junior class of certificates. If the class A, class, class M and class B certificates have not been reduced to zero on or before a distribution date, then amounts then allocable to the Class B-2 Principal Distribution Amount shall be allocated first to the Class B-1 Principal Distribution Amount, next to the Class M-2 Principal Distribution Amount, next to the Class M-1 Principal Distribution Amount, next to the Class A Principal Distribution Amount, and finally to the Class B-2 Principal Distribution Amount, to the extent that allocation of these amounts to the Class B-2 Principal Distribution Amount would reduce the class B-2 certificate principal balance below the Class B-2 Floor Amount.

     The principal distribution percentage for any class is the percentage derived from the fraction, which shall not be greater than 1, the numerator of which is the certificate principal balance of the class, as adjusted for write-downs, immediately prior to the related distribution date, and the denominator is the sum of the aggregate certificate principal balances, as adjusted for write-downs, of all other classes of certificate immediately prior this distribution date.

     Priority of Distributions

     On each distribution date the Available Distribution Amount will be distributed in the following amounts and in the following order of priority:

     (1) first, concurrently, to each class of the class A certificates, their Interest Distribution Amount for that distribution date pro rata among the class A certificates based on their respective Interest Distribution Amounts and then any Interest Distribution Amounts remaining unpaid from any previous distribution date, plus interest on this carryover amount, if any, for that distribution date, pro rata among the classes of class A certificates based on their respective carryover amounts;

     (2) second, to the class M-1 certificates, their Interest Distribution Amount for that distribution date and then any Interest Distribution Amounts remaining unpaid from any previous distribution date, plus interest on this carryover amount, if any, for that distribution date;

     (3) third, to the class M-2 certificates, their Interest Distribution Amount for that distribution date and then any Interest Distribution Amounts remaining unpaid from any previous distribution date, plus interest on this carryover amount, if any, for that distribution date;

     (4) fourth, to the class B-1 certificates, their Interest Distribution Amount for that distribution date and then any Interest Distribution Amounts remaining unpaid from any previous distribution date, plus interest on this carryover amount, if any, for that distribution date;

     (5) fifth, to the class B-2 certificates, their Interest Distribution Amount for that distribution date and then any Interest Distribution Amounts remaining unpaid from any previous distribution date, plus interest on this carryover amount, if any, for that distribution date;

     (6) sixth, concurrently, to each class of the class A certificates, any Principal Distribution Amounts remaining unpaid previous distribution dates, to be allocated among the class A certificates pro rata based on their respective unpaid Principal Distribution Amounts;

     (7) seventh, to the class A certificates, the Class A Principal Distribution Amount, allocated in the following sequential order:

          . first, to the class A-1 certificates in reduction of its certificate principal balance, until reduced to zero;

          . second, to the class A-2 certificates in reduction of its certificate principal balance, until reduced to zero;

          . third, to the class A-3 certificates in reduction of its certificate principal balance, until reduced to zero;

          . fourth, to the class A-4 certificates in reduction of its certificate principal balance, until reduced to zero; and

          . fifth, to the class A-5 certificates in reduction of its certificate principal balance, until reduced to zero;

provided, however, that on any distribution date on which the Pool Scheduled Principal Balance is less than the aggregate certificate principal balance of the class A certificates immediately prior to the related distribution date, the Class A Principal Distribution Amount will be allocated among the class A certificates pro rata based upon their respective certificate principal balances.

     (8) eighth, to the class M-1 certificates, any related Writedown Interest Distribution Amount for the related distribution date, any related Carryover Writedown Interest Distribution Amount for the related distribution date, any related Principal Distribution Amounts remaining unpaid from previous distribution dates, and any related Principal Distribution Amount until the class M-1 certificate principal balance is reduced to zero;

     (9) ninth, to the class M-2 certificates, any related Writedown Interest Distribution Amount for the related distribution date, any related Carryover Writedown Distribution Amount for the related distribution date, any related Principal Distribution Amounts remaining unpaid from previous distribution dates, and any related Principal Distribution Amount until the class M-2 certificate principal balance is reduced to zero;

     (10) tenth, to the class B-1 certificates, any related Writedown Interest Distribution Amount for the related distribution date, any related Carryover Writedown Interest Distribution Amount for the related distribution date, any related Principal Distribution Amounts remaining unpaid from previous distribution dates, and any related Principal Distribution Amount until the class B-1 certificate principal balance is reduced to zero;

     (11) eleventh, to the class B-2 certificates, any related Writedown Interest Distribution Amount for the related distribution date, any related Carryover Writedown Interest Distribution Amount for the related distribution date, any related Principal Distribution Amounts remaining unpaid from previous distribution dates, and any related Principal Distribution Amount until the class B-2 certificate principal balance is reduced to zero;

     (12) twelfth, if [Asset Seller] is the servicer, to the servicer in the following sequential order:

          (i)  the Servicing Fee with respect to the related distribution date;
               and

          (ii) any Servicing Fees from previous distribution dates remaining unpaid;

     (13) thirteenth, to the class X certificates, in the following sequential order:

          (i)  the current Class X Strip Amount; and

          (ii) any Class X Strip Amounts from previous distribution dates remaining unpaid; and

     (14) finally, any remainder to the class R certificates.

     The Cross-over Date will be the later to occur of

     .  the distribution date occurring in _________ and

     . the first distribution date on which the percentage equivalent of a fraction, which shall not be greater than 1, the numerator of which is the aggregate certificate principal balance as adjusted for write-downs of the subordinated certificates for the related distribution date and the denominator of which is the Pool Scheduled Principal Balance on the related distribution date, equals or exceeds ____ times the percentage equivalent of a fraction, which shall not be greater than 1, the numerator of which is the initial aggregate certificate principal balance as adjusted for write-downs of the subordinated certificates and the denominator of which is the Pool Scheduled Principal Balance as of the Cut-off Date.

     The Principal Distribution Tests are met in respect of a distribution date if the following conditions are satisfied:

     . the Average Sixty Day Delinquency Ratio as of the related distribution date does not exceed ___%; the Average Thirty-Day Delinquency Ratio as of the related distribution date does not exceed ___%;

     . the Cumulative Realized Losses as of the related distribution date do not exceed a specified percentage of the original Pool Scheduled Principal Balance, depending on the year in which the related distribution date occurs; and

     . the Current Realized Loss Ratio as of the related distribution date does not exceed ___%.

     The Average Sixty-Day Delinquency Ratio and the Average Thirty-Day Delinquency Ratio are, in general, the ratios of the average of the aggregate principal balances of assets delinquent 60 days or more and 30 days or more, respectively, for the preceding three Collection Periods to the average Pool Scheduled Principal Balance for these periods. Cumulative Realized Losses are, in general, the aggregate Realized Losses incurred in respect of liquidated loans since the Cut-off Date. The Current Realized Loss Ratio is, in general, the ratio of the aggregate Realized Losses incurred on liquidated loans for the periods specified in the pooling and master servicing agreement to an average Pool Scheduled Principal Balance specified in the pooling and master servicing agreement.

     With respect to any distribution date the Class B-2 Floor Amount will mean

     . ____% of the Pool Scheduled Principal Balance as of the Cut-off Date, if the class A, class M and class B-1 certificates have not been reduced to zero immediately prior to the related distribution date, and

     . zero, if the class A, class M and class B-1 certificates have been reduced to zero immediately prior to the related distribution date.

Subordination of the Subordinated Certificates

     The primary credit support for the class A certificates is the subordination of the subordinated certificates, effected by the allocation of Writedown Amounts as described in this prospectus supplement and by the preferential application of the Available Distribution Amount to the class A certificates relative to the subordinated certificates to the extent described in this prospectus supplement. See " -- Distributions -- Priority of Distributions" in this prospectus supplement.

                                The Asset Pool

General

     The certificates represent the entire beneficial ownership interest in SRMSC trust 200[ ]-___. This trust will be established by the pooling and master servicing agreement dated as of _________ 1, 200[ ], among Southpoint Residential , the servicer and the trustee. Southpoint Residential will acquire the assets from [Asset Seller] under a sales agreement on the closing date. [Asset Seller] will have funded the origination of each asset. Each asset not originated directly in [Asset Seller]'s name will have been assigned to [Asset Seller] immediately after its origination. You will find a description of [Asset Seller]'s general practices with respect to the origination of certain assets in this prospectus supplement under "Underwriting Guidelines."

     The pooling and master servicing agreement requires the servicer to maintain or cause to be maintained standard hazard insurance policies with respect to each mortgaged property. Generally, no other insurance will be maintained with respect to the manufactured homes, the mortgaged properties or the assets. See "The Trusts -- Hazard Insurance on the Mortgage Loans --Standard Hazard Insurance Policies" in the prospectus.

     Southpoint Residential will convey to the trustee the assets and all rights to receive payments due after _________ 1, 200[ ] (the "Cut-off Date"), including scheduled payments due after the Cut-off Date but received prior to this date, and prepayments and other unscheduled collections on the assets received on or after the Cut-off Date. The right to payments that were due on or prior to the Cut-off Date but which are received later will not be conveyed to Southpoint Residential by [Asset Seller], and these payments will be the property of [Asset Seller] when collected. The servicer will retain physical possession of the contract documents. Except to the extent required to service a mortgage loan, the trustee will maintain physical possession of the mortgage loan documents. See " -- Conveyance of Assets" in this prospectus supplement.

Fixed Rate Assets

     The assets will consist of ________ Fixed Rate Assets having an aggregate Scheduled Principal Balance as of the Cut-off Date of approximately $______________. A total of _______ Fixed Rate Assets, representing approximately ____% of the Fixed Rate Assets, are step-up rate loans. The remainder of the Fixed Rate Assets are Level Payment Loans. [Step-up rate loans are assets that provide for periodic increases of [0.50%, 0.75%, 1.00%, 1.25% or 1.50]% in the applicable asset rates at the end of intervals of twelve months during the first five years following origination (the "Step-up Periods"), after which the asset rates are fixed. The total amount and the principal portion of each monthly payment on any step-up rate loan during any period is determined on a basis that would cause the asset to be fully amortized over its term if the asset were to bear interest during its entire term at the asset rate applicable during this period and as if the asset were to provide for level payments over its entire term based on the asset rate. In addition to interest rate adjustments during their Step-up Periods, some step-up rate loans will experience a one-time increase in their asset rates with respect to their final monthly payments. The statistical information concerning the Fixed Rate Assets sets forth only the asset rates borne by these assets as of the Cut-off Date.] See "The Trust -- The Assets" in the prospectus.

     [Except in the case of the step-up rate loans during their Step-up Periods,] each Fixed Rate Asset bears interest at a fixed annual percentage rate and provides for level payments over the term of the asset that fully amortize the principal balance of the asset. All of the Fixed Rate Assets are actuarial obligations. The portion of each monthly payment for any Fixed Rate Asset allocable to principal is equal to the total amount of the monthly payment less the portion allocable to interest. The portion of each monthly payment due in a particular month that is allocable to interest is a precomputed amount equal to one month's interest on the principal balance of the Fixed Rate Asset, which principal balance is determined by reducing the initial principal balance by the principal portion of all monthly payments that were due in prior months, regardless of whether the monthly payments were made in a timely fashion, and all prior partial principal prepayments. Thus, each scheduled monthly payment on an asset will be applied to interest and to principal in accordance with the precomputed allocation regardless of whether the monthly payment was received in advance of or subsequent to its Due Date. See "Servicing of the Assets -- Collection and Other Servicing Procedures" in this prospectus supplement.

     As of the Cut-off Date, approximately _____% of the Fixed Rate Assets were _____________. As of the Cut-off Date, approximately _____% of the Fixed Rate Assets were mortgage loans.

     As of the Cut-off Date, each Fixed-Rate Asset had an asset rate of at least ________% per annum and not more than _____% per annum. The weighted average asset rate of the Fixed-Rate Assets was approximately ____% per annum[, without giving effect to any subsequent increase in the asset rates of the step-up rate loans.] The Fixed Rate Assets had remaining terms to stated maturity as of the Cut-off Date of at least ___ months but not more than 360 months and original terms to stated maturity of at least ___ months but not more than 360 months. Each Fixed Rate Asset was originated on or after ___________. As of the Cut-off Date, the Fixed Rate Assets had a weighted average original term to stated maturity of approximately ____ months, and a weighted average remaining term to stated maturity of approximately ____ months. The remaining term to stated maturity of an asset is calculated as the number of monthly payments scheduled to be made on the asset over its term less the number of monthly payments made or scheduled to have been made on or before the Cut-off Date. The average Scheduled Principal Balance of the Fixed Rate Assets as of the Cut-off Date was approximately $_________ and the Scheduled Principal Balance of the Fixed Rate Assets as of the Cut-off Date ranged from $______ to $_______.

     Approximately ________% of the Fixed Rate Assets have Loan-to-Value Ratios greater than 95%. [Asset Seller] computes each Loan-to-Value Ratio by determining the ratio of the principal amount of the mortgage or contract to the purchase price of the home, including taxes, insurance and any land improvements, and the amount of any prepaid finance charges or closing costs that are financed. [Asset Seller] computes each Loan-to-Value Ratio by determining the ratio of the principal amount of the mortgage loan to either

     . the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed, or

     . ____ the sum of the purchase price of the home, including taxes, insurance and any land improvements, the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed.

     The Fixed Rate Assets are secured by mortgaged properties, located in ___ states. Approximately [>10]% and [>10]% of the Fixed Rate Assets were secured as of the Cut-off Date by mortgaged properties located in ______ and _______, respectively. As of the Cut-off Date, no more than approximately ____%, ____% and ____% of the Fixed Rate Assets were secured by mortgaged properties which were used, repossessed or transferred to an assignee of the original obligor, respectively, at the time the related assets were originated.

Adjustable Rate Assets

     The asset pool will consist of ___ adjustable rate assets having an aggregate Scheduled Principal Balance as of the Cut-off Date of approximately $________.

     Each adjustable rate asset has an asset rate that adjusts annually based on __________, and provides for [level] payments over the term of the asset that fully amortize the principal balance of the asset. All of the adjustable rate assets are actuarial obligations.

     Each adjustable rate asset has an annual cap of ___% per annum. The weighted average lifetime cap of the adjustable rate assets as of the Cut-off Date was approximately ___% per annum. The adjustable rate assets had Gross Margins as of the Cut-off Date of at least ___% per annum but not more than ___% per annum, with a weighted average Gross Margin of approximately ___% per annum. The portion of each monthly payment for any adjustable rate asset allocable to principal is equal to the total amount of the monthly payment less the portion allocable to interest. The portion of each monthly payment due in a particular month that is allocable to interest is a precomputed amount equal to one month's interest on the principal balance of the adjustable rate asset, which principal balance is determined by reducing the initial principal balance by the principal portion of all monthly payments that were due in prior months, regardless of whether the Monthly Payments were made in a timely fashion, and all prior partial principal prepayments. Thus, each scheduled monthly payment on an asset will be applied to interest and to principal in accordance with the precomputed allocation regardless of whether the monthly payment was received in advance of or subsequent to its Due Date. As of the Cut-off Date all of the adjustable rate assets were mortgage loans. See "Servicing of the Assets -- Collection and Other Servicing Procedures" in this prospectus supplement.

     As of the Cut-off Date, each adjustable rate asset had an asset rate of at least ____% per annum and not more than ____% per annum. The weighted average asset rate of the adjustable rate assets was approximately ____% per annum, without giving effect to any subsequent adjustment in the asset rates of the adjustable rate assets. The adjustable rate assets had remaining terms to stated maturity as of the Cut-off Date of at least ____ months but not more than ____ months and original terms to stated maturity of ____ months. Each adjustable rate asset was originated on or after ____________. As of the Cut-off Date, the adjustable rate assets had a weighted average original term to stated maturity of approximately ______ months, and a weighted average remaining term to stated maturity of approximately ____ months. The remaining term to stated maturity of an asset is calculated as the number of monthly payments scheduled to be made on the asset over its term less the number of monthly payments made or scheduled to have been made on or before the Cut-off Date. The average Scheduled Principal Balance of the adjustable rate assets as of the Cut-off Date was approximately $________ and the Scheduled Principal Balance of the adjustable rate assets as of the Cut-off Date ranged from $________ to $________. Approximately ____% of the adjustable rate assets have Loan-to-Value Ratios greater than 95%.

     The adjustable rate assets are secured by mortgaged properties located in ____ states. Approximately [ >10 ]%, [ >10 ]%, [ >10 ]%, [ >10 ]% and [ >10 ]%
of the adjustable rate assets were secured as of the Cut-off Date by mortgaged properties located in __________, __________, __________, __________ and
__________, respectively.

Selected Data

     It is possible that some of the assets may be repaid in full or in part, or otherwise removed from the asset pool. In this event, other assets may be transferred to the trust. Consequently, the actual asset pool may vary slightly from the presentation in this prospectus supplement.

     Whenever reference is made to a percentage of the assets, or to a percentage of the Scheduled Principal Balance of the assets, the percentage is calculated based on the Scheduled Principal Balances of the assets as of the Cut-off Date. In addition, numbers in any columns in these tables may not sum exactly to the total number at the bottom of the column due to rounding.

                               Fixed Rate Assets

        Geographic Distribution of Mortgage assets -- Fixed Rate Assets

                                                                             Percentage of
                                          Number of        Aggregate          Fixed Rate
                                         Fixed Rate        Scheduled          Asset Pool
Geographic Location                        Assets      Principal Balance        By SPB
-------------------                        ------      -----------------        ------
Alabama............................        _____           _________             ____
Arizona............................        _____           _________             ____
Arkansas...........................        _____           _________             ____
California.........................        _____           _________             ____
Colorado...........................        _____           _________             ____
Delaware...........................        _____           _________             ____
Florida............................        _____           _________             ____
Georgia............................        _____           _________             ____
Idaho..............................        _____           _________             ____
Illinois...........................        _____           _________             ____
Indiana............................        _____           _________             ____
Kansas.............................        _____           _________             ____
Kentucky...........................        _____           _________             ____
Louisiana..........................        _____           _________             ____

Maine..............................        _____           _________            ____
Maryland...........................        _____           _________            ____
Michigan...........................        _____           _________            ____
Minnesota..........................        _____           _________            ____
Mississippi........................        _____           _________            ____
Missouri...........................        _____           _________            ____
Montana............................        _____           _________            ____
Nevada.............................        _____           _________            ____
New Jersey.........................        _____           _________            ____
New Mexico.........................        _____           _________            ____
New York...........................        _____           _________            ____
North Carolina.....................        _____           _________            ____
Ohio...............................        _____           _________            ____
Oklahoma...........................        _____           _________            ____
Oregon.............................        _____           _________            ____
Pennsylvania.......................        _____           _________            ____
South Carolina.....................        _____           _________            ____
Tennessee..........................        _____           _________            ____
Texas..............................        _____           _________            ____
Utah...............................        _____           _________            ____
Virginia...........................        _____           _________            ____
Washington.........................        _____           _________            ____
West Virginia......................        _____           _________            ____
Wisconsin..........................        _____           _________            ____
Wyoming............................        _____           _________            ____

     Total.........................                        $                       %
                                           =====           =========            ====

____________
Based on the mailing address of the obligor on the related Fixed Rate Asset as of the Cut-off Date.

               Distribution of Original Fixed Rate Asset Amounts

                                      Number of                 Aggregate                Percentage of
                                     Fixed Rate                 Scheduled              Fixed Rate Asset
Original Fixed Rate Asset Amount       Assets               Principal Balance             Pool By SPB
--------------------------------       ------               -----------------             -----------
                  $4,999 or less.......................       _____                   _________             ____
               $5,000  -$9,999.........................       _____                   _________             ____
               $10,000 - $14,999.......................       _____                   _________             ____
               $15,000 - $19,999.......................       _____                   _________             ____
               $20,000 - $24,999.......................       _____                   _________             ____
               $25,000 - $29,999.......................       _____                   _________             ____
               $30,000 - $34,999.......................       _____                   _________             ____
               $35,000 - $39,999.......................       _____                   _________             ____
               $40,000 - $44,999.......................       _____                   _________             ____
               $45,000 - $49,999.......................       _____                   _________             ____

               $50,000 - $54,999.......................       _____                   _________             ____
               $55,000 - $59,999.......................       _____                   _________             ____
               $60,000 - $64,999.......................       _____                   _________             ____
               $65,000 - $69,999.......................       _____                   _________             ____
               $70,000 - $74,999.......................       _____                   _________             ____
               $75,000 - $79,999.......................       _____                   _________             ____
               $80,000 - $84,999.......................       _____                   _________             ____
               $85,000 - $89,999.......................       _____                   _________             ____
               $90,000 - $94,999.......................       _____                   _________             ____
               $95,000 - $99,999.......................       _____                   _________             ____
               $100,000 or more........................       _____                   _________             ____
                              Total    ................                               $                        %
                                                              =====                   =========             ====

     The highest original Fixed Rate Asset amount was $_________, which represents approximately _____% of the aggregate principal balance of the Fixed Rate Assets at origination. The average original principal amount of the Fixed Rate Assets was approximately $______ as of the Cut-off Date.

      Distribution of Original Loan-to-Value Ratios of Fixed Rate Assets

                                                Number of            Aggregate           Percentage of
                                                Fixed Rate           Scheduled         Fixed Rate Asset
Loan-to-Value Ratio                               Assets         Principal Balance        Pool By SPB
-------------------                               ------         -----------------        -----------
50% or less.............................          _____              _________               ____
51% -  55%..............................          _____              _________               ____
56% -  60%..............................          _____              _________               ____
61% -  65%..............................          _____              _________               ____
66% -  70%..............................          _____              _________               ____
71% -  75%..............................          _____              _________               ____
76% -  80%..............................          _____              _________               ____
81% -  85%..............................          _____              _________               ____
86% -  90%..............................          _____              _________               ____
91% -  95%..............................          _____              _________               ____
96% - 100%..............................          _____              _________               ____
101%-110% ..............................          _____              _________
         Total..........................                             $                          %
                                                  =====              =========               ====

     The weighted average original Loan-to-Value Ratio of the Fixed Rate Assets was approximately ____% as of the Cut-off Date. Rounded to nearest 1%.

                            Fixed Rate Asset Rates

                                        Number of         Aggregate           Percentage of
                                       Fixed Rate         Scheduled         Fixed Rate Asset
Asset Rate                               Assets       Principal Balance        Pool By SPB
----------                               ------       -----------------        -----------
   6.000 -  6.999%..................     _____            _________               _____
   7.000 -  7.999%..................     _____            _________               _____
   8.000 -  8.999%..................     _____            _________               _____
   9.000 -  9.999%..................     _____            _________               _____
  10.000 - 10.999%..................     _____            _________               _____
  11.000 - 11.999%..................     _____            _________               _____
  12.000 - 12.999%..................     _____            _________               _____
  13.000 - 13.999%..................     _____            _________               _____
  14.000 - 14.999%..................     _____            _________               _____

  Total.............................                      $                            %
                                         =====            =========               =====

     The weighted average Fixed Rate Asset Rate was approximately _____1% per annum as of the Cut-off Date. This table reflects the Fixed Rate Asset Rates of the step-up rate loans as of the Cut-off Date and does not reflect any subsequent increases in the Rates of the step-up rate loans.

                   Year of Origination of Fixed Rate Assets

                                        Number of         Aggregate           Percentage of
                                       Fixed Rate         Scheduled         Fixed Rate Asset
Year of Origination                      Assets       Principal Balance        Pool By SPB
-------------------                      ------       -----------------        -----------
1996................................     _____            _________               _____
1997................................     _____            _________               _____
1998................................     _____            _________               _____
1999................................     _____            _________               _____
2000................................     _____            _________               _____

Total...............................                      $                            %
                                         ======           =========               =====

The weighted average seasoning of the Fixed Rate Assets was approximately ___ months as of the Cut-off Date.

         Remaining Terms to Maturity, in months, of Fixed Rate Assets


                                         Number of           Aggregate            Percentage of
                                         Fixed Rate          Scheduled          Fixed Rate Asset
Remaining Term to Maturity                 Assets         Principal Balance       Pool By SPB
--------------------------                 ------         -----------------       -----------
                  1 -60 months.........................       _________              _____
                  61 -96 months........................       _________              _____
                  97 -120 months.......................       _________              _____
                  121 -156 months......................       _________              _____

                 157 -180 months...................      _________              _____
                 181 -216 months...................      _________              _____
                 217 -240 months...................      _________              _____
                 241 -300 months...................      _________              _____
                 301 -360 months...................      _________              _____

  Total.............................  $                                              %
                                       =====             =========              =====

     The weighted average remaining term to maturity of the Fixed Rate Assets was approximately ____ months as of the Cut-off Date.

          Original Terms to Maturity, in months, of Fixed Rate Assets

                                        Number of         Aggregate           Percentage of
                                       Fixed Rate         Scheduled         Fixed Rate Asset
Original Term to Maturity                Assets       Principal Balance        Pool By SPB
-------------------------                ------       -----------------        -----------
                 1 -60 months......................       _________               _____
                 61 -96 months.....................       _________               _____
                 97 -120 months....................       _________               _____
                 121 -156 months...................       _________               _____
                 157 -180 months...................       _________               _____
                 181 -216 months...................       _________               _____
                 217 -240 months...................       _________               _____
                 241 -300 months...................       _________               _____
                 301 -360 months...................       _________               _____

  Total.............................                      $                            %
                                         =====            =========               =====

     The weighted average original term to maturity of the Fixed Rate Assets was approximately ___ months as of the Cut-off Date.

                            Adjustable Rate Assets

           Geographic Distribution of Assets - Adjusted Rate Assets

                                        Number of         Aggregate           Percentage of
                                       Fixed Rate         Scheduled         Fixed Rate Asset
Geographic Location                      Assets       Principal Balance        Pool By SPB
-------------------                      ------       -----------------        -----------
Arizona.............................     _____             _________              _____
California..........................     _____             _________              _____
Colorado............................     _____             _________              _____
Florida.............................     _____             _________              _____
Georgia.............................     _____             _________              _____
Idaho...............................     _____             _________              _____
Kentucky............................     _____             _________              _____
New Mexico..........................     _____             _________              _____
North Carolina......................     _____             _________              _____

Oregon..............................     _____             _________              _____
South Carolina......................     _____             _________              _____
Tennessee...........................     _____             _________              _____
Virginia............................     _____             _________              _____
Washington..........................     _____             _________              _____
Total...............................                       $                           %
                                         =====             =========              =====

     Based on the mailing address of the obligor on the related adjustable rate asset as of the Cut-off Date.

            Distribution of Original Adjustable Rate Asset Amounts

                                          Number of       Aggregate            Percentage of
                                         Fixed Rate       Scheduled          Fixed Rate Asset
Original Adjustable Rate Asset Amount      Assets      Principal Balance        Pool By SPB
-------------------------------------      ------      -----------------        -----------
  $45,000 - $49,999....................    _____           _________               _____
  $55,000 - $59,999....................    _____           _________               _____
  $60,000 - $64,999....................    _____           _________               _____
  $65,000 - $69,999....................    _____           _________               _____
  $70,000 - $74,999....................    _____           _________               _____
  $75,000 - $79,999....................    _____           _________               _____
  $80,000 - $84,999....................    _____           _________               _____
  $85,000 - $89,999....................    _____           _________               _____
  $90,000 - $94,999....................    _____           _________               _____
  $95,000 - $99,999....................    _____           _________               _____
  $100,000 or more.....................    _____           _________               _____

  Total................................                    $                            %
                                           =====           =========               =====

     The highest original adjustable rate asset amount was $__________, which represents approximately _____% of the aggregate principal balance of the adjustable rate assets at origination. The average original principal amount of the adjustable rate assets was approximately $_______ as of the Cut-off Date.

    Distribution of Original Loan-to-Value Ratios of Adjustable Rate Assets

                                          Number of      Aggregate            Percentage of
                                         Fixed Rate      Scheduled          Fixed Rate Asset
Loan-to-Value Ratio                        Assets     Principal Balance        Pool By SPB
-------------------                        ------     -----------------        -----------
                 51% --55%............................    _________               _____
                 66% --70%............................    _________               _____
                 71% --75%............................    _________               _____
                 76% --80%............................    _________               _____
                 81% --85%............................    _________               _____
                 86% --90%............................    _________               _____

             91% --95%...............................     _____    _________
             96% --100%..............................     _____    _________
             101% --105%.............................     _____    _________
                            Total....................              $
                                                          =====    =========

     The weighted average original Loan-to-Value Ratio of the Adjustable Assets was approximately _____% as of the Cut-off Date. Rounded to nearest 1%.

                 Current Asset Rates of Adjustable Rate Assets

                                            Number of                       Aggregate                   Percentage of
                                            Fixed Rate                      Scheduled                  Fixed Rate Asset
Asset Rate                                    Assets                     Principal Balance               Pool By SPB
----------                                    ------                     -----------------               -----------
7.000% - 7.999%.........................       _____                           _________                    ____
8.000% - 8.999%.........................       _____                           _________                    ____
9.000% - 9.999%.........................       _____                           _________                    ____
    Total...............................                                        $                              %
                                               =====                           =========                    ====

     The weighted average adjustable rate asset Rate was approximately _____% per annum as of the Cut-off Date. This table reflects the Asset Rates of the adjustable rate assets as of the Cut-off Date and does not reflect any subsequent adjustments in the Asset Rates of the adjustable rate assets.

             Distribution of Gross Margins of Adjustable Rate Assets

                                            Number of                        Aggregate                  Percentage of
                                            Fixed Rate                      Scheduled                  Fixed Rate Asset
Gross Margin                                  Assets                     Principal Balance               Pool By SPB
------------                                  ------                     -----------------               -----------
3.250% - 3.500%..........................      _____                           _________                    ____
4.500% - 4.750%..........................      _____                           _________                    ____
   Total.................................                                       $                              %
                                               =====                           =========                    ====

     The weighted average Gross Margin of the adjustable rate assets was approximately ____% per annum as of the Cut-off Date.

                 Maximum Asset Rates of Adjustable Rate Assets

                                              Number of                     Aggregate                  Percentage of
                                              Fixed Rate                    Scheduled                 Fixed Rate Asset
Maximum Asset Rates                             Assets                   Principal Balance               Pool By SPB
-------------------                             ------                   -----------------               -----------
13.000% to 13.625%.......................        _____                      _________                       ____
14.000% to 14.625%.......................        _____                      _________                       ____
   Total.................................                                   $                                  %
                                                 =====                      =========                       ====

     The weighted average maximum Asset Rate of the adjustable rate assets was approximately ______% per annum as of the Cut-Off Date.

                 Year of Origination of Adjustable Rate Assets

                                              Number of                     Aggregate                  Percentage of
                                              Fixed Rate                    Scheduled                 Fixed Rate Asset
Year of Origination                             Assets                   Principal Balance               Pool By SPB
-------------------                             ------                   -----------------               -----------
1997.................................            _____                      _________                       ____
1998.................................            _____                      _________                       ____
1999.................................            _____                      _________                       ____
2000.................................            _____                      _________                       ____
   Total.............................                                       $                                  %
                                                 =====                      =========                       ====

     The weighted average seasoning of the adjustable rate assets was approximately ___ months as of the Cut-off Date.

       Remaining Terms to Maturity, in months, of Adjustable Rate Assets

                                              Number of                     Aggregate                  Percentage of
                                              Fixed Rate                    Scheduled                 Fixed Rate Asset
Remaining Term to Maturity                      Assets                   Principal Balance               Pool By SPB
--------------------------                      ------                   -----------------               -----------
348 - 360 months...........................      _____                      _________                       ____
   Total...................................                                 $                                  %
                                                 =====                      =========                       ====

     The weighted average remaining term to maturity of the adjustable rate assets was approximately ____ months as of the Cut-off Date.

       Original Terms to Maturity, in months, of Adjustable Rate Assets

                                              Number of                     Aggregate                  Percentage of
                                              Fixed Rate                    Scheduled                 Fixed Rate Asset
Original Terms to Maturity                      Assets                   Principal Balance               Pool By SPB
--------------------------                      ------                   -----------------               -----------
360 months............................           _____                      _________                       ____
   Total..............................                                      $                                  %
                                                 =====                      =========                       ====

     The weighted average original term to maturity of the adjustable rate assets was approximately ___ months as of the Cut-off Date.

         Date of Next Asset Rate Adjustment of Adjustable Rate Assets

                                                        Number of                Aggregate                Percentage of
                                                        Fixed Rate               Scheduled              Fixed Rate Asset
Date of Next Asset Rate Adjustment                        Assets              Principal Balance           Pool By SPB
----------------------------------                        ------              -----------------           -----------
____________ 200[ ]....................                    _____                __________                  ____
____________ 200[ ]....................                    _____                __________                  ____
____________ 200[ ]....................                    _____                __________                  ____
____________ 200[ ]....................                    _____                __________                  ____
____________ 200[ ]....................                    _____                __________                  ____
____________ 200[ ]....................                    _____                __________                  ____
   Total...............................                                         $                              %
                                                           =====                ==========                  ====

Underwriting Guidelines

     The mortgage assets were underwritten by [Asset Seller] and were underwritten and originated substantially in accordance with its guidelines [Description of Underwriting Policies from Asset Seller].

Conveyance of Assets

     On the date of issuance of the certificates [or on each Subsequent Transfer Date], Southpoint Residential will transfer to the trustee, without recourse, all of its right, title and interest in and to the assets, including all principal and interest received on or with respect to the assets, not including principal and interest due on the assets on or before the Cut-off Date and any other amounts collected on the assets before the Cut-off Date other than early collections of Monthly Payments that were due after the Cut-off Date, and all rights under the standard hazard insurance policies maintained with respect to the mortgaged properties. [The pooling and master servicing agreement permits the trust to purchase Subsequent Assets on one or more dates through the close of business on ________ (each, a "Subsequent Transfer Date").] The asset schedule will identify the Scheduled Principal Balance of each asset, the amount of each monthly payment due on each asset, and the asset rate on each asset, in each case as of the Cut-off Date. Prior to the conveyance of the assets to the trustee, [Asset Seller]'s operations department will complete a review of all of the mortgage asset files, including the certificates of title to, or other evidence of a perfected security interest in, the mortgaged properties to check the accuracy of the asset schedule delivered to the trustee. The trustee will complete a review of the mortgage asset files to check the accuracy of the mortgage asset schedule.

     Southpoint Residential will represent and warrant only that:

     . the information set forth in the asset schedule was true and correct as of the date or dates on which the information was furnished;

     . Southpoint Residential is the owner of, or holder of a first-priority security interest in, each asset;

     . Southpoint Residential acquired its ownership of, or security interest in, each asset in good faith without notice of any adverse claim;

     . except for the sale of the assets to the trustee, Southpoint Residential has not assigned any interest or participation in any asset that has not been released; and

     . Southpoint Residential has the full right to sell the trust estate to the trustee.

     The servicer, on behalf of the certificateholders, will hold the original and copies of documents and instruments relating to each asset and the security interest in the asset and any asset property relating to each asset. In order to provide notice of the assignment of the assets to the trustee, UCC-1 financing statements identifying the trustee as the secured party or purchaser and identifying all the assets as collateral will be filed in the appropriate offices in the _________________. Despite these filings, if a subsequent purchaser were able to take physical possession of the asset without notice of the assignment of the asset to the trustee, the trustee's interest in the contracts could be defeated. To provide some protection against this possibility, in addition to filing UCC-1 financing statements, within one week after the initial delivery of the certificates or after each Subsequent Transfer Date, as applicable, the assets will be stamped or otherwise marked to reflect their assignment to the trustee. The trustee, on behalf of the certificateholders, will hold the original mortgage notes and mortgages, and copies of documents and instruments relating to each mortgage loan. See "Legal Aspects of the Mortgage Loans" in the prospectus.

     [Asset Seller] will make representations and warranties regarding the assets in the sales agreement. These representations and warranties are detailed in the prospectus under the heading "Sale and Servicing of the Mortgage assets--Representations and Warranties."

     Under the terms of the pooling and master servicing agreement and the sales agreement, and subject to [Asset Seller]'s option to effect a substitution as described in the next paragraph, [Asset Seller] will be obligated to repurchase any asset for its Repurchase Price within 90 days after [Asset Seller]'s discovery, or receipt of written notice from the trustee or the servicer, of a breach of any representation or warranty made by [Asset Seller] in the sales agreement that materially and adversely affects the trustee's interest in any asset, if the breach has not been cured by the 90th day. The Repurchase Price for any asset will be the unpaid principal balance of the asset at the close of business on the date of repurchase, plus accrued and unpaid interest thereon to the next Due Date for the asset following the repurchase. Prior to being distributed to certificateholders, this Repurchase Price will be used to reimburse the servicer for any previously unreimbursed Advances made by the servicer in respect of the repurchased asset and, if the repurchaser is the servicer, the Repurchase Price may be remitted net of reimbursement amounts.

     In lieu of repurchasing an asset as specified in the preceding paragraph, during the two-year period following the date of the initial issuance of the certificates, [Asset Seller] may, at its option, substitute a qualified substitute asset for any asset to be replaced. A qualified substitute asset is any asset that, on the date of substitution,

     . has an unpaid principal balance not greater than, and not more than $10,000 less than, the unpaid principal balance of the replaced asset,

     . has an asset rate not less than, and not more than one percentage point in excess of, the asset rate of the replaced asset,

     .  has a net rate at least equal to the net rate of the replaced asset,

     . has a remaining term to maturity not greater than, and not more than one year less than, that of the replaced asset,

     . has a Loan-to-Value Ratio as of the first day of the month in which the substitution occurs equal to or less than the Loan-to-Value Ratio of the replaced asset as of such date, in each case, using the appraised value at origination, and after taking into account the monthly payment due on this date, and

     . complies with each representation and warranty in Section _____ of the pooling and master servicing agreement and in the sales agreement.

In the event that more than one asset is substituted for a replaced asset, the unpaid principal balances may be determined on an aggregate basis, and the asset rate, net rate and term on a weighted average basis, provided that no qualified substitute asset may have an original term to maturity beyond the latest original term to maturity of any asset assigned to the trust on the closing date. In the case of a trust for which a REMIC election has been made, a qualified substitute asset also shall satisfy the following criteria as of the date of its substitution for a replaced asset:

     .  the asset shall not be 30 or more days delinquent,

     . the asset file for such asset shall not contain any material deficiencies in documentation, and shall include an executed contract or mortgage note, as applicable, and, if it is a Land Secured Contract or a mortgage loan, a recorded mortgage;

     . the Loan-to-Value Ratio of the asset must be 125% or less either on the date of origination of the asset, or, if any of the terms of such asset were modified other than in connection with a default or imminent default on such asset, on the date of such modification, or on the date of the substitution, based on an appraisal conducted within the 60 day period prior to the date of the substitution, if applicable;

         . no property securing such asset may be the subject of foreclosure, bankruptcy, or insolvency proceedings; and

         . such asset, if a mortgage asset, must be secured by a valid first lien on the related real property or mortgaged property.

         In addition, any replaced asset that is a mortgage loan may only be replaced by another mortgage loan.

         [Asset Seller] will deposit cash into the certificate account in the amount, if any, by which the aggregate of the unpaid principal balances of any replaced assets exceeds the aggregate of the unpaid principal balances of the assets being substituted for the replaced assets. Also, if it is discovered that the actual Scheduled Principal Balance of an asset is less than the Scheduled Principal Balance identified for the asset on the asset schedule, [Asset Seller] may, at its option, deposit the amount of the discrepancy into the certificate account instead of repurchasing the asset. Any deposit will be treated as a partial principal prepayment.

         In addition, [Asset Seller] is required to indemnify Southpoint Residential and its assignees, including the trust, against losses and damages they incur as a result of breaches of [Asset Seller]'s representations and warranties. [Asset Seller]'s obligation to repurchase or substitute for an asset affected by a breach of a representation or warranty and to indemnify Southpoint Residential and its assignees for losses and damages caused by a breach constitute the sole remedies available to the trustee and the certificateholders for a breach of a representation or warranty under the pooling and master servicing agreement or the sales agreement with respect to the assets.

[Conveyance of Subsequent Assets and Pre-Funding Account

         A Pre-Funding Account will be established by the trustee and funded by Southpoint Residential on the closing date to provide the trust with funds to purchase Subsequent Assets. The Subsequent Assets will be purchased by the trust during the Pre-Funding Period, which will begin on the closing date and end on ______ __, _____. The Pre-Funded Amount will initially equal the difference between the aggregate certificate principal balance of the offered certificates on the closing date and the aggregate Scheduled Principal Balance of the initial assets as of the Cut-Off Date. In the event that the trust is unable to acquire sufficient qualifying assets by _______, any amounts remaining in the Pre-Funding Account will be applied as a partial principal prepayment to certificateholders entitled to the payment on the first date distributions are made. The Pre-Funding Account will be part of the trust but not part of the Pooling REMIC or the Issuing REMIC. Any investment income earned on amounts on deposit in the Pre-Funding Account will be paid to Southpoint Residential and will not be available for distribution to certificateholders.

         Under the pooling and master servicing agreement, the trust will be obligated to purchase Subsequent Assets from Southpoint Residential during the Pre-Funding Period, if available.

Subsequent Assets will be transferred to the trust pursuant to subsequent transfer instruments between Southpoint Residential and the trust. Each Subsequent Asset, if it is a mortgage asset, will have been underwritten in accordance with Southpoint Residential's standard underwriting criteria. In connection with the purchase of Subsequent Assets on each Subsequent Transfer Date, the trust will be required to pay to Southpoint Residential from amounts on deposit in the Pre-Funding Account a cash purchase price of 100% of the Scheduled Principal Balance of the Subsequent Assets as of the related Cut-Off Date. Any conveyance of Subsequent Assets on a Subsequent Transfer Date must satisfy conditions including, but not limited to:

         . each Subsequent Asset must satisfy the representations and warranties specified in the related subsequent transfer instrument and the pooling and master servicing agreement;

         . Southpoint Residential will not select Subsequent Assets in a manner that it believes is adverse to the interests of the certificateholders;

         . each Subsequent Asset must not be more than 30 days delinquent as of its Cut-off Date;

         . as a result of the purchase of the Subsequent Assets, the certificates will not receive from _______ or ________ a lower credit rating than the rating assigned at the initial issuance of the certificates; and

         . an independent accountant will provide a letter stating whether or not the characteristics of the Subsequent Assets conform to the characteristics described in this prospectus supplement.

Following the end of the Pre-Funding Period, the asset pool must satisfy the following criteria:

         . the weighted average asset rate must not be less than ____% or more than ____%;

         . the weighted average remaining term to stated maturity must not be less than ____ months or more than ____ months;

         . the weighted average Loan-to-Value Ratio must not be greater than ____%;

         . not less than ____% of the asset pool, by Scheduled Principal Balance, must be attributable to loans to purchase new assets;

         . not more than ____%, ____% and ____% of the assets located in _______________, ______________, or any other individual state, respectively, and

         . not less than ____% of the assets will be either [Land Secured Contracts] or [mortgage loans.]

         Information regarding Subsequent Assets comparable to the disclosure regarding the initial assets provided in this prospectus supplement will be filed on a report on Form 8-K with the SEC within 15 days following the end of the Pre-Funding Period.]


                    Maturity and Prepayment Considerations

         The assets had terms to maturity at origination ranging from ___ months to 360 months, but may be prepaid in full or in part at any time. The prepayment experience of the assets, including prepayments due to liquidations of defaulted assets, will affect the weighted average life of each class of the certificates. Based on [Asset Seller]'s experience with the portfolio of Mortgage assets it services, [Asset Seller] anticipates that a number of assets will be liquidated or prepaid in full prior to their respective maturities. A number of factors, including homeowner mobility, general and regional economic conditions and prevailing interest rates may influence prepayments. In addition, any repurchases of assets on account of breaches of representations and warranties will have the same effect as prepayments of the assets and accordingly will affect the life of the certificates. Natural disasters may also influence prepayments. Most of the Assets contain provisions that prohibit the obligors from selling an underlying mortgaged property without the prior consent of the holder of the asset. These provisions may not be enforceable in some states. The servicer's policy is to permit most sales of mortgaged properties without accelerating the assets where the proposed buyer meets [Asset Seller]'s then-current underwriting standards and either enters into an assumption agreement or executes a new note, contract or other form of indebtedness for the unpaid balance of the existing asset. The execution of a new contract or mortgage note and mortgage would have the same effect as a prepayment of the existing asset in full. See "Certain Legal Aspects of Mortgage Loans" in the prospectus.

Weighted Average Lives of the Offered Certificates

         The following information is given solely to illustrate the effect of prepayments of the assets on the weighted average life of each class of the offered certificates under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced with respect to the assets.

         Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security until each dollar of principal of the security will be repaid to the investor. The weighted average lives of the offered certificates will be affected by the rate at which principal on the assets is paid. Principal payments on assets may be in the form of scheduled amortization or prepayments --- for this purpose, the term prepayment includes any voluntary prepayment by an obligor, the receipt of Liquidation Proceeds upon disposition of the property securing any defaulted asset and the receipt of the Repurchase Price for any asset upon its repurchase by [Asset Seller] as a result of any breaches of its representations and warranties. Prepayments on contracts and mortgage loans may be measured relative to a prepayment standard or model. The [prepayment model] (the "[[prepayment model]]") is based on an assumed rate of prepayment each month of the then unpaid principal balance of a pool of new assets. A prepayment assumption of 100% [prepayment model] assumes constant prepayment rates of ___% per annum of the then unpaid principal balance of the assets in the first month of the life of the contracts and mortgage loans and an additional ____% per annum in each month thereafter until the 24th month. Beginning in the 24th month and in each month thereafter during the life of all of the contracts and mortgage loans, 100% [prepayment model] assumes a constant prepayment rate of ____% per annum each month.

         As used in the following tables "0% [[prepayment model]]" assumes no prepayments on the assets; "100% [prepayment model]" assumes the assets will prepay at rates equal to 100% of the [prepayment model] assumed prepayment rates; "200% [prepayment model]" assumes the assets will prepay at rates equal to 200% of the [prepayment model] assumed prepayment rates; and so on.

         There is no assurance, however, that the rate of prepayments of the assets will conform to any level of the [prepayment model], and no representation is made that the assets will prepay at the prepayment rates shown or any other prepayment rate. Southpoint Residential makes no representations as to the appropriateness of the [prepayment model].

Modeling Assumptions and [prepayment model] Tables

         The asset prepayment tables (the "[prepayment model] Tables") were prepared based upon the assumptions that there are no delinquencies on the assets and that there will be a sufficient Available Distribution Amount to distribute all accrued interest and the Principal Distribution Amount due (collectively, the "Modeling Assumptions").

         The percentages and weighted average lives in the following tables were determined assuming that

         . scheduled interest and principal payments on the assets will be received each month on their Due Dates and full prepayments on and liquidations of the assets will be received on the last day of each month, commencing in ________ 2001, and will include 30 days of interest thereon,

         . the servicer exercises the right of optional termination at the earliest possible date,

         . the assets have the characteristics set forth in the two tables provided,

         . the initial certificate principal balance and pass-through rate of each class of the offered certificates are as described in this prospectus supplement,

         . no Due Date Interest Shortfalls will arise in connection with prepayments in full or liquidations of the assets,

         . no losses will be experienced on any assets included in the asset pool,

         . the closing date for the issuance of the certificates will be _________, 2001,

         . cash distributions will be received by the holders of the certificates on ________ 15, 2001 and on the 15th day of each month until retirement of the certificates,

         . 1 year CMT is assumed to be ____% per annum, and One-Month LIBOR is assumed to be ____% per annum, and

         . the assets will prepay monthly at the percentages of [prepayment model] indicated in the [prepayment model] Tables.

         No representation is made that the assets will experience delinquencies or losses at the respective rates assumed or at any other rates.


                    Assumed Fixed Rate Asset Characteristics

                                      Scheduled                                     Remaining
                                   Principal Balance                                 Term to
                                      As of the                                     Maturity          Seasoning
                                    Cut-off-Date                Asset Rate           (Months)          (Months)
                                    ------------                ----------           --------          --------
Level Pay Assets
1...........................        ____________                _________               ____             _____
2...........................        ____________                _________               ____             _____
3...........................        ____________                _________               ____             _____
4...........................        ____________                _________               ____             _____
5...........................        ____________                _________               ____             _____

                               Step-Up Rate Assets

                 Scheduled               Remaining
              Principal Balance           Term to              Months to   Months to  Months to  First Step  Second Step  Third Step
                  As of the      Asset   Maturity    Seasoning   First      Second      Third       Rate        Rate         Rate
                Cut-off Date     Rate    (Months)    (Months)    Step        Step       Step        Step        Step         Step
                ------------     ----    --------    --------    ----        ----       ----        ----        ----         ----
1........        __________     ______      ____       ___       ___         ___        ___         _____       ____         ____
2........        __________     ______      ____       ___       ___         ___        ___         _____       ____         ____
3........        __________     ______      ____       ___       ___         ___        ___         _____       ____         ____

_____________

* Not applicable.

                 Assumed Adjustable Rate Asset Characteristics

                 Scheduled               Remaining
              Principal Balance           Term to                           Months to   Lifetime   Periodic              Reset
                  As of the      Asset   Maturity     Seasoning    Gross    Next Rate     Rate       Rate              Frequency
                Cut-off Date     Rate    (Months)     (Months)     Margin    Change       Cap        Cap      Index      Months
                ------------     ----    --------     --------     ------    ------       ---        ---      -----      ------
1....         $____________  ___%          ___           __          _ %      ___         ____%      ____%    1 year   CMT ___


         There will be discrepancies between the assets actually included in the trust and the assumptions made as to the characteristics of the assets in preparing the [prepayment model] Tables. There is no assurance that prepayment of the assets will conform to any of the constant percentages of [prepayment model] described in the [prepayment model] Tables or any other constant rate. Among other things, the [prepayment model] Tables assume that the assets prepay at the indicated constant percentages of [prepayment model], even though the assets may vary substantially as to asset rates and original terms to maturity. Variations in actual prepayment experience for the assets will increase or decrease the percentages of initial principal balances and weighted average lives shown in the [prepayment model] Tables. Assuming no prepayments, the step-up rate loans and the Adjustable Rate Loans will cause the Weighted Average Net Asset Rate for the assets to rise from approximately _____% per annum at the Cut-off Date to a maximum of approximately _____% per annum, as the asset rates on the step-up rate loans and the Adjustable Rate Loans increase. Weighted Average Net Asset Rate means for any distribution date, a rate equal to

         . the weighted average of the asset rates applicable to the scheduled monthly payments that were due in the related Collection Period on outstanding assets, less

         .    the Servicing Fee Rate.

         The [prepayment model] Tables indicate the weighted average life of each class of the offered certificates and set forth the percentage of the initial certificate principal balance of each class of the offered certificates that would be outstanding after each of the dates shown assuming prepayments of the assets occur at various percentages of [prepayment model]. The weighted average life of each class set forth in the [prepayment model] Tables has been determined by multiplying the amount of each principal payment on the class by the number of years from the date of delivery of the certificates of the class to the related distribution date, summing the results and dividing the sum by the total principal to be paid on the certificates of the class. See "Maturity and Prepayment Considerations" in the prospectus.

         Please make your investment decisions on a basis that includes your determination as to anticipated prepayment rates based on your own assumptions as to the matters discussed in this prospectus supplement.

       Percentage of Initial Certificate Principal Balances Outstanding

                               Class A-1 Certificates at the following                  Class A-2 Certificates at the following
                                  Percentages of [prepayment model]                         Percentages of [prepayment model]
                                  ----------------------------------               -------------------------------------------------
                          0%      100%     150%     200%     250%    300%            0%      100%    150%     200%     250%     300%
Initial Percent.......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]......    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___
Avg Life In Years:....    ___     ___      ___      ___      ___     ___           ___      ___       ___    ___      ___       ___

           These [prepayment model] Tables have been prepared based on the Modeling Assumptions, including the assumptions regarding the characteristics and performance of the assets, which will differ from their actual characteristics and performance, and should be read in conjunction with these assumptions.

       Percentage of Initial Certificate Principal Balances Outstanding

                         Class A-3 Certificates at             Class A-4 Certificates at               Class A-5 Certificates at
                         the following percentages             the following percentages               the following percentages
                           of [prepayment model]                  of [prepayment model]                  of [prepayment model]
                        --------------------------------   ---------------------------------       ---------------------------------
                      0%   100%   150% 200%  250% 300%      0%  100%  150% 200%  250% 300%        0%    100% 150%  200% 250%  300%
                      --   ----   ---- ----  ---- ----      --  ----  ---- ----  ---- ----        --   ---- ----  ---- ----  ----
Initial Percent...    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___

_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
_____ 15, 200[ ]..    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___
Avg Life In Years:    ___  ___    ___  ___   ___  ___      ___  ___   ___  ___   ___  ___         ___   ___  ___   ___  ___   ___

          These [prepayment model] Tables have been prepared based on the Modeling Assumptions, including the assumptions regarding the characteristics and performance of the assets, which will differ from their actual characteristics and performance, and should be read in conjunction with these assumptions.


       Percentage of Initial Certificate Principal Balances Outstanding

                         Class M-1 Certificates at the following                      Class M-2 Certificates at the following
                           Percentages of [prepayment model]                             Percentages of [prepayment model]
                           ----------------------------------                    -------------------------------------------------
                     0%      100%     150%     200%     250%    300%               0%      100%    150%     200%     250%     300%
Initial Percent....  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
Avg Life In Years:.  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___

     These [prepayment model] Tables have been prepared based on the Modeling Assumptions, including the assumptions regarding the characteristics and performance of the assets, which will differ from their actual characteristics and performance, and should be read in conjunction with these assumptions.


       Percentage of Initial Certificate Principal Balances Outstanding

                              Class B-1 Certificates at the following                 Class B-2 Certificates at the following
                               Percentages of [prepayment model]                         Percentages of [prepayment model]
                               ----------------------------------                --------------------------------------------------
                     0%      100%     150%     200%     250%    300%               0%      100%    150%     200%     250%     300%
Initial Percent....  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
_____ 15, 200[ ]...  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___
Avg Life In Years:.  ___     ___      ___      ___      ___     ___              ___      ___       ___    ___      ___       ___

     These [prepayment model] Tables have been prepared based on the Modeling Assumptions, including the assumptions regarding the characteristics and performance of the assets, which will differ from their actual characteristics and performance, and should be read in conjunction with these assumptions.

[Pre-Funding

     The certificates will be prepaid in part on the first distribution date after the Pre-Funding Period if any Pre-Funding Amount remains in the Pre-Funding Account on this distribution date. These amounts will be treated as a partial principal prepayment. It is expected that substantially all of the Pre-Funded Amount will be used to acquire Subsequent Assets. It is unlikely, however, that the aggregate Scheduled Principal Balance of the Subsequent Assets purchased by the trust will be identical to the Pre-Funded Amount, and consequently, certificateholders will likely receive some prepayment of principal.]

Factors Affecting Prepayments

     The rate of principal payments on pools of assets is influenced by a variety of economic, geographic, social and other factors, including the prevailing level of interest rates from time to time and the rate at which owners of Mortgage assets sell their assets or default on their loans. Other factors affecting prepayment of assets include changes in obligors' housing needs, job transfers, unemployment and obligors' net equity in the mortgaged properties.

     In general, if prevailing interest rates fall significantly below the interest rates on the assets in your pool, these assets are likely to experience higher prepayment rates than if prevailing interest rates remained at or above the rates borne by these assets, because the obligors may refinance and obtain new loans with lower interest rates and lower monthly payments. Conversely, if prevailing interest rates rise above the interest rates on these assets, the rate of prepayment would be expected to decrease because new loans would bear higher interest rates and require higher monthly payments.

     The assets may be prepaid by the obligors at any time without imposition of any prepayment fee or penalty. In addition, defaults on assets leading to repossession, and foreclosure in the mortgage loans, and the ultimate liquidation of the related mortgaged properties, may occur with greater frequency during their early years. Prepayments, liquidations and repurchases of the assets will result in distributions of principal to certificateholders of amounts that would otherwise have been distributed over the remaining terms of the assets. See "Yield on the Offered Certificates" in this prospectus supplement.

     [Asset Seller], as seller under the sales agreement, may be required to repurchase assets if it breaches its representations and warranties contained in the sales agreement, including those relating to the qualification of the assets for REMIC purposes. Any repurchase of an asset will have the same effect as a prepayment in full of the asset and will affect your yield to maturity. See "The Asset Pool -- Conveyance of Contracts" in this prospectus supplement.

     The servicer has the option to terminate the trust, thereby causing the retirement of all outstanding certificates, on any distribution date on or after the distribution date on which the sum of the certificate principal balance of the certificates is less than ___% of the sum of their original certificate principal balance. If the servicer does not exercise its optional termination rights within 90 days after becoming eligible to do so, the trustee shall solicit bids for the purchase of all assets, REO properties and repo properties remaining in the trust. This purchase, if consummated, would likewise cause the retirement of all outstanding certificates. See "The Trust" in this prospectus supplement.

                       Yield on the Offered Certificates

     Distributions of interest on the offered certificates, other than the class A-1 certificates, on any distribution date will include interest accrued thereon through the last day of the month preceding the month in which this distribution date occurs. Because interest will not be distributed on the certificates until the 15th day, or, if this day is not a business day, then on the next succeeding business day, of the month following the month in which this interest accrues, the effective yield to the holders of the classes of offered certificates will be lower than the yield otherwise produced by the pass-through rate and purchase price.

     The yield to maturity of, and the amount of distributions on, each class of the offered certificates will be related to the rate and timing of principal payments on the assets. The rate of principal payments on the assets will be affected by the amortization schedules of the assets and by the rate of principal prepayments, including for this purpose payments resulting from refinancings, liquidations of the assets due to defaults, casualties, condemnations and repurchases by or on behalf of Southpoint Residential or [Asset Seller], as the case may be. No assurance can be given as to the rate of principal payments or on the prepayments on the assets.

     Delinquencies on assets could produce payment delays and could lead to repossessions of assets and foreclosures in the case of mortgage loans. Repossession of assets or foreclosure on a real property or mortgaged property and the subsequent resale of the home securing assets or a property securing a mortgage loan may produce net liquidation proceeds that are less than the Scheduled Principal Balance of the related asset plus interest accrued and the expenses of sale. This shortfall upon repossession and disposition of an asset or foreclosure on a real property or mortgaged property would result in a Realized Loss on the asset.

     The timing of changes in the rate of prepayments and defaults on the assets may affect an investor's actual yield to maturity significantly, even if the average rate of principal payments and defaults experienced over time is consistent with an investor's expectations. In general, the earlier a prepayment of principal of or a default on an asset, the greater will be the effect on the investor's yield to maturity. As a result, the effect on an investor's yield of principal payments or defaults occurring at a rate higher --- or lower --- than the rate anticipated by the investor during the period immediately following the issuance of the certificates would not be fully offset by a subsequent like reduction --- or increase --- in the rate of principal payments or defaults.

     If a purchaser of certificates of a class calculates its anticipated yield based on an assumed rate of default and an assumed amount of Realized Losses that are lower than the default rate and amount of Realized Losses actually incurred and the amount of Realized Losses actually incurred is not entirely covered by Excess Interest or by the subordination of the certificates of classes subordinated to the purchaser's class, the purchaser's actual yield to maturity will be lower than that so calculated. The timing of Realized Losses on liquidated loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses are consistent with an investor's expectations. There can be no assurance that the delinquency or repossession experience set forth in this prospectus supplement under the heading "Servicing of the Assets -- Delinquency and Loan Loss/Repossession Experience" will be representative of the results that may be experienced with respect to the assets. There can be no assurance as to the delinquency, repossession, foreclosure or loss experience with respect to the assets.

     If the purchaser of a certificate offered at a discount from its Parity Price calculates its anticipated yield to maturity based on an assumed rate of payment of principal that is faster than that actually experienced on the assets, the actual yield to maturity will be lower than that so calculated. Similarly, if the purchaser of a certificate offered at a premium above its Parity Price calculates its anticipated yield to maturity based on an assumed rate of payment of principal that is slower than that actually experienced on the assets, the actual pre-tax yield to maturity will be lower than that so calculated. Parity Price is the price at which a security will yield its coupon.

     Generally, a class A certificate will not receive principal until each class of class A certificates with a lower numerical designation has been paid in full. The allocation of distributions will have the effect of amortizing the class A-1, class A-2, class A-3, class A-4 and class A-5 certificates, particularly the class A-1 certificates, at a faster rate than the rate at which the certificates would have been amortized if the Principal Distribution Amount were required to be allocated among the classes of the certificates pro rata prior to the Cross-over Date.

     The holders of the offered subordinated certificates will not be entitled to receive any distributions of principal on any distribution date unless either the Cross-over Date has occurred and the Principal Distribution Tests are satisfied for this distribution date or the certificate principal balance of the class A certificates has been reduced to zero. Further, payments of principal will be made on the class B-2 certificates only if tests with respect to the class B-2 Floor Amount are met. It is not possible to predict with certainty the timing of the date, if any, on which the Cross-over Date will occur, or whether the Principal Distribution Tests will be met as to any distribution date. A high level of Realized Losses or delinquencies could result in the Principal Distribution Tests not being met for one or more distribution dates. This would delay the amortization of the offered subordinated certificates, particularly the class B-2 certificates, beyond what would otherwise be the case.

     While partial prepayments of principal on the assets are applied on Due Dates for the assets, obligors are not required to pay interest on the assets after the date of a full prepayment of principal. As a result, full prepayments of assets in advance of their Due Dates during the Collection Period will reduce the amount of interest received from obligors during that Collection Period to less than one month's interest on all the assets. If a sufficient number of assets are prepaid in full during the Prepayment Period in advance of their respective Due Dates, then interest payable on all of the assets during the related Collection Period may be less than the interest payable on all of the certificates with respect to the Collection Period. If the level of Due Date Interest Shortfalls was large enough, these shortfalls could result in a Writedown Amount being allocated to the subordinated certificates. A Writedown Amount is, with respect to each distribution date, the amount, if any, by which the aggregate certificate principal balance of all the certificates, after all distributions have been made on the certificates on that distribution date, exceeds the Pool Scheduled Principal Balance of the assets for the next distribution date. See "Description of the Offered Certificates" in this prospectus supplement.

     [Investors in the class A-1 certificates should understand that the pass-through rate of the class A-1 certificates will not exceed the Weighted Average Net Asset Rate. Investors in this class should also consider the risk that lower than anticipated levels of One-Month LIBOR could result in actual yields to investors that are lower than anticipated yields.]

     [Investors in the class A-1 certificates should understand that the timing of changes in the level of One-Month LIBOR may affect the actual yields to investors even if the average level is consistent with the investor's expectations. Each investor must make an independent decision as to the appropriate One-Month LIBOR assumption to be used in deciding whether to purchase a class A-1 certificate. ]

     Because the pass-through rate on the offered subordinated certificates may vary on the basis of the Weighted Average Net Asset Rate, the pass-through rate and the yield on these certificates could be affected by disproportionate collections of principal in respect of assets with different asset rates, including obligor prepayments and collections resulting from liquidations and repurchases of assets. Accordingly:

     . the yield to maturity of the class M-1 certificates will be lower than that which would otherwise result if all or a substantial portion of the assets with net rates higher than _____% per annum prepaid prior to those with net rates lower than _____% per annum,

     . the yield to maturity of the class M-2 certificates will be lower than that which would otherwise result if all or a substantial portion of the assets with net rates higher than _____% per annum prepaid prior to those with net rates lower than _____% per annum,

     . the yield to maturity of the class B-1 certificates will be lower than that which would otherwise result if all or a substantial portion of the assets with net rates higher than _____% per annum prepaid prior to those with net rates lower than _____% per annum, and

     . the yield to maturity of the class B-2 certificates will be lower than that which would otherwise result if all or a substantial portion of the assets with net rates higher than _____% per annum prepaid prior to those with net rates lower than _____% per annum.

     The aggregate amount of distributions and the yield to maturity of the offered certificates will also be affected by early payments of principal on the assets resulting from any purchases of assets not conforming to representations and warranties of [Asset Seller] and by the exercise by the servicer of its option to purchase the assets and other assets of the trust, thereby effecting early retirement of any outstanding classes of offered certificates. If the servicer does not exercise its optional termination right within 90 days after it first becomes eligible to do so, the trustee shall solicit bids for the purchase of all assets, REO Properties and Repo Properties remaining in the trust. The trustee shall sell these assets, REO Properties and Repo Properties only if the net proceeds to the trust from the sale would at least equal the redemption price. The net proceeds from the sale will be distributed first to the servicer to reimburse it for all previously unreimbursed Liquidation Expenses paid and Advances made by, and not previously reimbursed to, it with respect to the assets and second to the Holders of the certificates and the servicer. Accordingly, it is possible that your certificates could be redeemed at a price less than their outstanding principal amount plus accrued and unpaid interest.

     If the net proceeds from the sale would not at least equal the Termination Price, the trustee shall decline to sell the assets, REO Properties and Repo Properties and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the assets, REO Properties and Repo Properties.

                                   The Trust

General

     The certificates will be issued pursuant to the pooling and master servicing agreement. This summary of the provisions of the pooling and master servicing agreement does not purport to be complete. Reference is made to the prospectus for important information in addition to that set forth in this prospectus supplement regarding the terms and conditions of the offered certificates. A copy of the pooling and master servicing agreement relating to the certificates, in the form in which it was executed by Southpoint Residential, the servicer and the trustee, without exhibits, will be filed with the SEC in a Current Report on Form 8-K within 15 days after the closing date.

     The trust created pursuant to the pooling and master servicing agreement will consist of the assets, including all rights to receive payments due on the assets after the Cut-off Date; assets as from time to time are identified as deposited in any account held for the benefit of certificateholders, including the certificate account and the distribution account; any asset, real property or mortgaged property acquired on behalf of certificateholders by repossession, foreclosure or by deed in lieu of foreclosure; the rights of the trustee to receive the proceeds of any standard hazard insurance policies maintained with respect to the mortgaged properties in accordance with the pooling and master servicing agreement and of any FHA insurance maintained with respect to the assets; and certain rights of Southpoint Residential relating to the enforcement of representations and warranties made by [Asset Seller] relating to the assets.

The Trustee

     The trustee is _______________________________________. Any notices to the trustee relating to the certificates or the pooling and master servicing agreement should be sent to ____________________________________________________
_______________________.

     Investors may contact the trustee's corporate trust office by telephone to ascertain the certificate principal balance of each class of offered certificates and the then current pass-through rate applicable to each class of the offered certificates. The telephone number currently maintained by the trustee for the purpose of reporting this information is (___) ___________. Southpoint Residential will file a Current Report on Form 8-K with the SEC within 15 days following the closing date. This Current Report on Form 8-K will specify the initial principal amount of each class of the certificates.

     The trustee may resign at any time, in which event Southpoint Residential will be obligated to appoint a successor trustee. Southpoint Residential may also remove the trustee if the trustee ceases to be eligible to continue as such under the pooling and master servicing agreement or if the trustee becomes insolvent. In these circumstances, Southpoint Residential will also be obligated to appoint a successor trustee. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

     The pooling and master servicing agreement requires the trustee to maintain, at its own expense, an office or agency where certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the trustee and the Certificate Registrar in respect of the certificates pursuant to the pooling and master servicing agreement may be served.

Optional Termination

     The servicer may terminate the trust by purchasing all assets, REO Properties and Repo Properties remaining in the trust on any distribution date (the "Call Option Date") occurring on or after the distribution date on which the sum of the Certificate Balance of the certificates is less than [10]% of the sum of the original certificate principal balance of the certificates. The trust also may be terminated and the certificates retired on any distribution date upon the servicer's determination, based on an opinion of counsel, that the REMIC status of either the Pooling REMIC or the Issuing REMIC has been lost or that a substantial risk exists that this status will be lost for the then current taxable year. See "Description of the Certificates -- Optional Redemption or Termination" in the prospectus.

     The Termination Price will equal the greater of

     .  the sum of

          . any Liquidation Expenses incurred by the servicer in respect of any asset that has not yet been liquidated,

          . all amounts required to be reimbursed or paid to the servicer in respect of previously unreimbursed Advances, and

          .  the sum of

               . the aggregate unpaid principal balance of the assets, plus accrued and unpaid interest thereon at the asset rates borne by your assets through the end of the Interest Accrual Period in respect of the date of the terminating purchase, plus

               .  the lesser of

                    . the aggregate unpaid principal balance of each asset that had been secured by any REO Property or Repo Property remaining in the trust, plus accrued interest thereon at the asset rates borne by assets through the end of the month preceding the month of the terminating purchase, and

                    . the current appraised value of any REO Property or Repo Property, net of Liquidation Expenses to be incurred in connection with the disposition of this property estimated in good faith by the servicer, the
                                        appraisal to be conducted by an
                                        appraiser mutually agreed upon by the
                                        servicer and the trustee, plus all
                                        previously unreimbursed P&I Advances
                                        made in respect of the REO Property or
                                        Repo Property, and

     . the aggregate fair market value of the assets of the trust, as determined by the servicer, plus all previously unreimbursed P&I Advances made with respect to the assets.

The fair market value of the assets of the trust as determined for purposes of a terminating purchase shall be deemed to include accrued interest at the applicable asset rate on the unpaid principal balance of each asset, including any asset that has become a REO Property or a Repo Property, which REO Property or Repo Property has not yet been disposed of by the servicer, through the end of the month preceding the month of the terminating purchase. Accordingly, it is possible that your certificates could be redeemed by an optional termination at a price less than their outstanding principal amount plus accrued and unpaid interest. The basis for a valuation shall be furnished by the servicer to the certificateholders upon request. See "Description of the Certificates -- Optional Redemption or Termination" in the prospectus.

     On the date of any termination of the trust, the Termination Price shall be distributed first to the servicer to reimburse it for all previously unreimbursed Liquidation Expenses paid and Advances made by and not previously reimbursed to the servicer with respect to the assets and second to the certificateholders in accordance with the distribution priorities set forth under " -- Distributions -- Priority of Distributions" in this prospectus supplement. The Termination Price shall be deemed to be a principal prepayment in full, together with related interest, received during the related Prepayment Period for purposes of determining the allocation of the distributions. Upon the termination of the trust and payment of all amounts due on the certificates and all administrative expenses associated with the trust, any remaining assets of the REMICs shall be sold and the proceeds distributed pro rata to the holders of the class R certificates. See "Description of the Certificates -- Optional Redemption or Termination" in the prospectus.

Auction Sale

     If the servicer does not exercise its optional termination right within 90 days after it first becomes eligible to do so, the trustee shall solicit bids for the purchase of all assets, REO Properties and Repo Properties remaining in the trust. The trustee shall sell the assets, REO Properties and Repo Properties only if the net proceeds to the trust from the sale would at least equal the Termination Price, and the net proceeds from the sale will be distributed first to the servicer to reimburse it for all previously unreimbursed Liquidation Expenses paid and Advances made by, and not previously reimbursed to, it with respect to the assets and second to the certificateholders and the servicer in accordance with the distribution priorities set forth under "Description of the Offered Certificateholders -- Distributions -- Priority of Distributions" in this prospectus supplement. Accordingly, it is possible that your certificates could be redeemed by reason of an auction sale at a price less than their outstanding principal amount plus accrued and unpaid interest. If the net proceeds from the sale would not at least equal the Termination Price, the trustee shall decline to sell the assets, REO Properties and Repo Properties and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the assets, REO Properties and Repo Properties.

Termination of the Agreement

     The pooling and master servicing agreement will terminate upon the last action required to be taken by the trustee on the final distribution date following the later of the purchase by the servicer of all assets and all property acquired in respect of any asset remaining in the trust estate, as described under "Auction Sale" in this prospectus supplement and the final payment or other liquidation, or any related advance, of the last asset remaining in the trust estate or the disposition of all property acquired upon repossession or foreclosure on any mortgaged property.

     Upon presentation and surrender of the certificates, the trustee shall cause to be distributed, to the extent of available funds, to the certificateholders on the final distribution date the amounts due them in accordance with the pooling and master servicing agreement. The amount remaining on deposit in the certificate account, other than amounts retained to meet claims, after all required distributions have been made to the holders of the offered certificates and the X certificates, or to the Termination Account, will be paid to the class R certificateholders pro rata, based upon the holders' respective percentage interests, in accordance with the provisions of the pooling and master servicing agreement.

Voting Rights

     The voting rights of the trust will be allocated [0.5]% to the class R certificates, [0.5]% to the class X certificates and [99]% to the other certificates in proportion to their respective certificate principal balances. For a description of the limited matters on which the certificateholders may vote, see "The Pooling and Master Servicing Agreements" in the prospectus.

Reports to Certificateholders

     The trustee will furnish the certificateholders with monthly statements prepared by the servicer (each, a "Remittance Report") containing information with respect to principal and interest distributions on the certificates and Realized Losses on the assets. Any financial information contained in these reports will not have been examined or reported upon by an independent public accountant. Copies of the monthly statements and any annual reports prepared by the servicer evidencing the status of its compliance with the provisions of a pooling and master servicing agreement will be furnished to related certificateholders upon request addressed to the trustee.

     A Remittance Report for a distribution date will identify the following items

     .  the Available Distribution Amount for the related distribution date,

     . the Interest Distribution Amount and the carryover amounts, as well as any Writedown Interest Distribution Amount and any Carryover Writedown Interest Distribution Amount, for each class of the certificates for the related distribution date, and the amount of interest of each category to be distributed on each class based upon the Available Distribution Amount for the related distribution date,

     . the amount to be distributed on the related distribution date on each class of the certificates to be applied to reduce the certificate principal balance of each class, separately identifying any portion of the amount attributable to prepayments, and the aggregate of any Principal Distribution Amounts remaining unpaid from previous distribution dates for each class of the certificates for the related distribution date, and the amount to be distributed to reduce any Principal Distribution Amounts remaining unpaid from previous distribution dates on each class based upon the Available Distribution Amount for the related distribution date,

     . the aggregate amount of P&I Advances required to be made by the servicer with respect to the related distribution date,

     . the amount of any Realized Losses incurred on the assets during the related Prepayment Period and in the aggregate since the Cut-off Date and the amount of any Writedown Amount to be allocated to any class of the subordinated certificates,

     . the certificate principal balance of each class of the certificates and the certificate principal balance as adjusted for write-downs of each class of the subordinated certificates after giving effect to the distributions to be made, and any Writedown Amounts to be allocated, on the related distribution date,

     . the aggregate Interest Distribution Amount remaining unpaid, if any, and the aggregate carryover amount remaining unpaid, if any, for each class of certificates, after giving effect to the distributions to be made on the related distribution date,

     . the aggregate Writedown Interest Distribution Amount remaining unpaid, if any, and the aggregate Carryover Writedown Interest Distribution Amount remaining unpaid, if any, for each class of certificates, after giving effect to the distributions to be made on the related distribution date,

     . the aggregate of any Principal Distribution Amounts remaining unpaid from previous distribution dates, if any, for each class of certificates, after giving effect to the distributions to be made on the related distribution date,

     . the amount of the aggregate Servicing Fee in respect of the related distribution date,

     . the aggregate number and the aggregate of the unpaid principal balances of outstanding assets that are delinquent one month --- 30 to 59 days --- as of the end of the related Prepayment Period, delinquent two months --- 60 to 89 days --- as of the end of the related Prepayment Period, delinquent three months --- 90 days or longer --- as of the end of the related Prepayment Period and as to which repossession, foreclosure or other comparable proceedings have been commenced as of the end of the related Prepayment Period,

     . the aggregate number and the aggregate unpaid principal balance of outstanding contracts and outstanding mortgage loans, stated separately, for which the obligor is also a debtor, whether voluntary or involuntary, in a proceeding under the Bankruptcy Code; and the aggregate number and the aggregate Unpaid Principle Balance of outstanding contracts and outstanding mortgage loans for which the obligor is also a debtor, whether voluntary or involuntary, in a proceeding under the Bankruptcy Code, stated separately, that are delinquent one month --- 30 to 59 days --- as of the end of the related Prepayment Period, delinquent two months --- 60 to 89 days --- as of the end of the related Prepayment Period, and delinquent three months --- 90 days or longer --- as of the end of the related Prepayment Period,

     . [the Pre-Funded Amount, if any, in the Pre-Funding Account on the related distribution date, the amount of funds, if any, used to purchase Subsequent Assets during the Pre-Funding Period and the amount of funds, if any allocated as a prepayment of principal at the end of the Pre-Funding Period,] and

     . any other information required to be provided to certificateholders by the REMIC Provisions.

     In the case of information furnished pursuant to the second and third bullet points, the amounts shall be expressed, with respect to any certificate, as a dollar amount per $1,000 denomination.


                            Servicing of the Assets

The Servicer

     ______________ is incorporated in the state of ____________. The servicer is primarily engaged in the business of underwriting, originating, pooling, selling and servicing [Asset Type]. The servicer's principal offices are located at _____________________________________ _____________________________,
telephone (___) ________.

Servicing Portfolio

     The servicer services all of the assets it originates or purchases --- except for some asset portfolios which it sells on a servicing-released basis--- collecting loan payments, insurance premiums and other payments from borrowers and remitting principal and interest payments to the holders of the certificates. The following table shows the composition of the servicer's servicing portfolio of assets, secured by a lien on the real estate, on the dates indicated.

                           Asset Servicing Portfolio

                                                        At _________ 30,                                    At ______ 31,
                                  199[ ]      199[ ]        200[ ]       200[ ]        200[ ]          200[ ]         200[ ]
                                 --------    --------      --------     --------      --------        --------       --------
                                               (Dollars in Thousands)
Total Number of Serviced
Assets

[Asset Seller] Originated......
Acquired Portfolios............

          Aggregate Outstanding Principal Balance of Serviced Assets


[Asset Seller] Originated......
Acquired Portfolios............

           Average Outstanding Principal Balance per Serviced Asset


[Asset Seller] Originated......
Acquired Portfolios............

               Weighted Average Interest Rate of Serviced Assets


[Asset Seller] Originated......
Acquired Portfolios............


Delinquency and Loan Loss/Repossession Experience

     The following tables set forth information concerning the delinquency experience and the loan loss and repossession experience of the portfolio of assets, serviced by the servicer, in each case for each of the servicer's fiscal years from ____ through ____. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the assets will be comparable to that set forth.

                            Delinquency Experience

                                                              At _________ 30,                              At ________ 31,
                                         199[ ]     199[ ]        200[ ]        200[ ]       200[ ]      200[ ]          200[ ]
                                        --------   --------      --------      --------     --------    --------        --------
Total Number of Serviced Assets
     [Loan Seller] Originated........
     Acquired Portfolios.............
Number of Delinquent Assets
     [Loan Seller] Originated:
     30 to 59 days past due..........
     60 to 89 days past due..........
     90 days or more past due........
     Total Number of Assets
      Delinquent.....................
     Acquired Portfolios:
     30-59 days past due.............
     60-89 days past due.............
     90 days or more past due........
     Total Number of Assets
      Delinquent.....................
         Total Delinquencies as a Percentage of Serviced

     Assets, by Number of Assets
     [Loan Seller] Originated........
     Acquired Portfolios.............

--------------

Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table. The period of delinquency is based on the number of days payments are contractually past due, assuming 30-day months. Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the following month.

                       Loan Loss/Repossession Experience

                                                                                      At or for the Six Months
                                                                   At _________ 30,                         ended _____ 31,
                                                  199[ ]      199[ ]     200[ ]     200[ ]      200[ ]     200[ ]     200[ ]
                                                 --------    --------   --------   --------    --------   --------   --------
                                                  (Dollars in Thousands)
Total Number of Serviced Assets at Period End
Average Number of Serviced Assets During Period
Number of Serviced Assets Repossessed

         Serviced Assets Repossessed as a Percentage of Total

Serviced Assets (1).....................................

         Serviced Assets Repossessed as a Percentage of Average

Number of...............................................
Serviced Assets.........................................

         Average Outstanding Principal Balance of Assets

[Loan Seller] Originated................................
Acquired Portfolios.....................................

         Net Losses from Asset Liquidations (2):

Total Dollars
[Loan Seller] Originated................................
Acquired Portfolios.....................................
As a Percentage of Average Outstanding Principal
Balance of Assets(3)
[Loan Seller] Originated.................................
Acquired Portfolios......................................

Percentages expressed in the six month tables are annualized.

(1) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(2) Net losses represent all losses incurred on servicer-serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. The length of the accrual period for the amount of accrued and unpaid interest included in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than the servicer.
(3) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets.


     The servicer owns few of the assets in the foregoing tables, and accordingly does not maintain loan loss reserves or charge-off loans. The policy with respect to the vast majority of loans reflected in these tables, which the servicer services primarily for the accounts of securitization trusts, is to reflect credit loss only when an REO Property or a Repo Property has been finally disposed of and not before. In most cases, disposition occurs shortly after the asset becomes 90 days delinquent; however it may occur before this time and it may occur later. This policy exists because only at the final disposition of the collateral does the servicer know with certainty the amount of the loss, if any, for reporting purposes.

     Macroeconomic and social conditions likely are responsible for the trend to some extent as well, although it is difficult to say for certain. For example, the U.S. economy has witnessed a general increase in consumer credit over the past several years, and credit also has been made more generally available to all economic classes than in the past. Finally, there seems to be an increased willingness on the part of consumers to seek the protection of federal bankruptcy laws.

     The data in the foregoing tables are presented for illustrative purposes only, and there is no assurance that the delinquency, loan loss and repossession experience of the assets will be similar to that set forth. The delinquency, loan loss and repossession experience of assets historically has been sharply affected by downturns in regional or local economic conditions. For instance, a downturn was experienced in areas dependent on the oil and gas industry in the 1980s, causing increased levels of delinquencies, repossessions and loan losses on assets in the affected areas. The asset pool consists primarily of contracts. Regional and local economic conditions are often volatile, and no predictions can be made regarding their effects on future economic losses upon repossessions or as to the levels of losses that will be incurred as a result of any repossessions of or foreclosures on assets. See "Risk Factors -- You May Experience A Loss On Your Investment If Losses And Delinquencies On Assets in The Trust Are High" in this prospectus supplement.

Collection and Other Servicing Procedures

     The servicer will administer, service and make collections on the assets, exercising the degree of care that the servicer exercises with respect to similar contracts serviced by the servicer. [Master Servicer], a __________________________________, will act as master servicer. The master servicer will monitor the servicing activities of the servicer and will be available to assume the servicing upon a termination of the serivicer.

     [Except for the step-up rate loans during their Step-up Periods], each Fixed Rate Asset bears interest at a fixed annual percentage rate and provides for level payments over the term of the asset that fully amortize the principal balance of the asset. All payments received on the assets --- other than payments allocated to items other than principal and interest or payments sufficient to pay the outstanding principal balance of and all accrued and unpaid interest on the assets --- will be applied when received first to any previously unpaid scheduled monthly payments, and then to the currently due monthly payment, in the chronological order of occurrence of the Due Dates for the monthly payments. Any payments on an asset that exceed the amount necessary to bring the asset current are applied to the partial prepayment of principal of the asset if the servicer determines, based on specific directions from the obligor as to the payment or on a course of dealing with the obligor, that the obligor intended the payment as a partial principal prepayment. If the servicer cannot determine the obligor's intent with respect to any excess payment, the servicer will apply the excess payment as an early payment of scheduled monthly payments for subsequent Due Dates to the extent the excess payment is an integral multiple of the obligor's scheduled monthly payment, and will apply the remainder of the excess payment as a partial principal prepayment.

Servicing Compensation and Payment of Expenses

     On each distribution date, the servicer will be entitled to receive a monthly Servicing Fee equal to _____% per annum (the "Servicing Fee Rate") multiplied by the aggregate Scheduled Principal Balance of the assets at the beginning of the related Collection Period, without giving effect to any principal prepayments, net liquidation proceeds and Repurchase Prices received (or Realized Losses incurred, during the related Prepayment Period). If [Asset Seller] is the servicer, the Servicing Fee in respect of a distribution date will be paid pursuant to clause (12) under "Description of the Offered Certificates -- Distributions" in this prospectus supplement and only to the extent of funds available pursuant to clause (12), except that it may retain its Servicing Fee out of collections on the assets to the extent that the amount already on deposit in the certificate account for the related distribution date will allow the full distribution of all amounts required to be distributed pursuant to clauses (1) through (11) under "Description of the Offered Certificates -- Distributions -- Priority of Distributions" in this prospectus on the related distribution date. If [Asset Seller] is not the servicer, the Servicing Fee in respect of each asset may be retained by the servicer at the time of the related collection on the asset or may be withdrawn from the certificate account at a later time, in which case the amount will not be part of the Available Distribution Amount.

     The Servicing Fee provides compensation for customary third-party servicing activities to be performed by the servicer for the trust and for additional administrative services performed by the servicer on behalf of the trust. Customary servicing activities include collecting and recording payments, communicating with obligors, investigating payment delinquencies, providing billing and tax records to obligors and maintaining internal records with respect to each asset. Administrative services performed by the servicer on behalf of the trust include calculating distributions to certificateholders and providing related data processing and reporting services for certificateholders and on behalf of the trustee. Expenses incurred in connection with servicing of the assets and paid by the servicer from its monthly Servicing Fee include, without limitation, payment of fees and expenses of accountants, payment of all fees and expenses incurred in connection with the enforcement of contracts or mortgage loans, except Liquidation Expenses, and payment of expenses incurred in connection with distributions and reports to certificateholders. The servicer will be reimbursed out of the Liquidation Proceeds of a defaulted asset for all reasonable, out-of-pocket Liquidation Expenses incurred by it in repossessing, foreclosing on and liquidating the related mortgaged property.

     As part of its servicing fees, the servicer will also be entitled to retain, as compensation for the additional services provided in connection with the pooling and master servicing agreement, any late payment fees made by obligors, extension fees paid by obligors for the extension of scheduled payments and assumption fees paid in connection with permitted assumptions of assets by purchasers of the mortgaged properties, as well as investment earnings on funds in the certificate account.

Advances

     On or prior to the business day preceding each distribution date, the servicer will either

     . deposit from its own funds the related aggregate P&I Advance into the certificate account,

     . cause appropriate entries to be made in the records of the certificate account that funds in the certificate account that are not part of the Available Distribution Amount for the related distribution date have been used to make the aggregate P&I Advance,

     . if the certificate account is maintained by the trustee, instruct the trustee to use investment earnings on the certificate account to defray the servicer's P&I Advance obligation, or

     . make or cause to be made the aggregate P&I Advance through any combination of the methods described.

Any funds held for future distribution and used in accordance with the second bullet point must be restored by the servicer from its own funds or from early payments collected on the assets when they become part of a future Available Distribution Amount. The aggregate required P&I Advance for a distribution date is the sum of delinquent scheduled monthly payments due in the related Collection Period, exclusive of all Non-Recoverable Advances.

     P&I Advances are intended to maintain a regular flow of scheduled interest and principal payments to certificateholders rather than to guarantee or insure against losses.

     The servicer will also be obligated to make advances ("Servicing Advances"), to the extent the servicer deems the Advances recoverable out of Liquidation Proceeds of, or from collections on, the related contract or mortgage loan, in respect of Liquidation Expenses and taxes and insurance premiums not paid by an obligor on a timely basis.

     The servicer may reimburse itself for Servicing Advances out of collections of the late payments in respect of which the Advances were made and, upon the determination that a Non-recoverable Advance has been made in respect of an asset or upon an asset becoming a liquidated loan, out of Funds in the certificate account for unreimbursed amounts advanced by it in respect of the asset. In addition, the servicer may reimburse itself out of funds in the certificate account for unreimbursed amounts advanced by it in respect of P&I Advances.

Successors to Servicer, Delegation of Duties

     Any entity with which the servicer is merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the servicer is a party, or any entity succeeding to the business of the servicer, will be the successor to the servicer under the pooling and master servicing agreement so long as each rating agency has delivered to the trustee a letter to the effect that the successorship will not result in a downgrading of the rating then assigned by the rating agency to any class of the certificates. The servicer may delegate computational, data processing, collection and foreclosure, including repossession, duties under the pooling and master servicing agreement without any notice to or consent from Southpoint Residential or the trustee, provided that the servicer will remain fully responsible for the performance of these duties.

                                Use of Proceeds

     Substantially all of the net proceeds to be received from the sale of the certificates will be used to purchase the assets and to pay other expenses connected with pooling the assets and issuing the certificates.

                                 Underwriting

     Southpoint Residential [and Asset Seller] have entered into an underwriting agreement dated _________ __, 2001 with __________________ and _________________
(the "Underwriters"), for whom ______________________ is acting as representative (the "Representative"). In the underwriting agreement, Southpoint Residential has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase, the principal amount of the offered certificates set forth opposite each of their names:

                            Class A-1    Class A-2    Class A-3    Class A-4     Class A-5
                            ---------    ---------    ---------    ---------     ---------
[Underwriter]............  $_________    $_________   $_________   $_________    $_________
[Underwriter]............  $_________    $_________   $_________   $_________    $_________
     Total...............  $_________    $_________   $_________   $_________    $_________

                                         Class M-1    Class M-2    Class B-1     Class B-2
                                         ---------    ---------    ---------     ---------
[Underwriter]........................    $_________   $_________   $_________    $_________
[Underwriter]........................    $_________   $_________   $_________    $_________
     Total...........................    $_________   $_________   $_________    $_________

     The underwriting agreement provides that there are conditions precedent to the obligations of the several Underwriters and that the Underwriters will be obligated to purchase all of the offered certificates if any of the offered certificates are purchased. In the event of default by any Underwriter, the underwriting agreement provides that, in some circumstances, the purchase commitments of the nondefaulting Underwriter may be increased or the underwriting agreement may be terminated.

     Southpoint Residential has been advised by the Representative that the several Underwriters propose to offer the offered certificates to the public initially at the respective public offering prices set forth on the cover page of this prospectus supplement, and to dealers at such prices less a concession not in excess of the amount set forth for each class. The Underwriters and dealers may allow a discount not in excess of the amount set forth for each class to other dealers. After the initial public offering of the offered certificates, the public offering prices and concessions and discounts to dealers may be changed by the Representative.

                                                            Concession        Discount
                                                            (Percent of      Percent of
                                                             Principal       Principal
                                                              Amount)         Amount)
                                                              -------         -------
     Class A-1.....................................            _____%          _____%
     Class A-2.....................................            _____%          _____%
     Class A-3.....................................            _____%          _____%
     Class A-4.....................................            _____%          _____%
     Class A-5.....................................            _____%          _____%
     Class M-1.....................................            _____%          _____%
     Class M-2.....................................            _____%          _____%
     Class B-1.....................................            _____%          _____%
     Class B-2.....................................            _____%          _____%

     The Underwriters and any dealers that participate with the Underwriters in the distribution of the offered certificates may be deemed to be underwriters, and any discounts, concessions or commissions received by them, and any profit on the resale of the offered certificates purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Act").

     Southpoint Residential [and Asset Seller] have agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Act, or contribute to payments which the Underwriters may be required to make.

     The Underwriters may engage in over-allotment, stabilizing transactions, syndicate covering transactions and penalty bids in accordance with Regulation M under the Securities Exchange Act of 1934 (the "Exchange Act"). Over-allotment involves syndicate sales in excess of the offering size, which creates a syndicate short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum. Syndicate covering transactions involve purchases of the offered certificates in the open market after the distribution has been completed in order to cover syndicate short positions. Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when the offered certificates originally sold by syndicate member are purchased in a syndicate covering transaction to cover syndicate short positions. Stabilizing transactions, syndicate covering transactions and penalty bids may cause the price of the offered certificates to be higher than it would otherwise be in the absence of these transactions. These transactions, if commenced, may be discontinued at any time.

     Southpoint Residential estimates that its expenses in connection with the issuance and offering of the certificates will be approximately $________. This information concerning Southpoint Residential's fees and expenses is an approximation and may be changed by future contingencies.

                                 Legal Matters

     Legal matters will be passed upon for Southpoint Residential by Hunton & Williams, Richmond, Virginia, and for the Underwriters by _____________________. The material federal income tax consequences of the offered certificates will be passed upon for Southpoint Residential by Hunton & Williams.

                             ERISA Considerations

General

     Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are described in or must follow the requirements of ERISA or corresponding provisions of the Code (or other similar laws) (collectively, "Plans"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan Investors") should carefully review with their legal advisors whether the purchase or holding of any offered certificates could result in unfavorable consequences for the Plan or its fiduciaries under the Plan Asset regulations or the prohibited transaction rules of ERISA or the Code.
Section 406 and 407 of ERISA and Section 4975 of the Code prohibit certain transactions that involve (1) a Plan and any party in interest or disqualified person with respect to the Plan, and (2) plan assets. Prospective investors should be aware that, although exceptions from the application of the Plan Asset Regulations and the prohibited transaction rules exist, there can be no assurance that any such exception will apply with respect to the acquisition of a certificate.

Plan Asset Regulations

     The Plan Asset Regulation define plan assets to include not only securities issued by an entity to a Plan, such as the offered certificates, but also the underlying assets of the issuer of the securities (the "Look-Through Rule"), unless one or more exceptions specified in the Regulations are satisfied. The Offered Certificates will be treated as equity securities for purposes of the Plan Asset Regulations. The Look-Through Rule would not apply to the offered certificates if one or more of the exceptions specified in the Plan Asset Regulations are satisfied. However there can be no assurances that either the "publicly offered exception" or the "insignificant participation exception" will apply to the initial or any subsequent purchases of the offered certificates.

Prohibited Transaction Exemption

     Generally

     The U.S. Department of Labor has granted an administrative exemption to ____________ (Prohibited Transaction Exemption _______; Exemption Application No. ______, ___ Fed. Reg. _____ (____), referred to in this prospectus supplement as the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of offered certificates in pass-through trusts that consist of receivables, loans, and other obligations and that meet the conditions and requirements of the Exemption. The Exemption was recently amended by Prohibited Transaction Exemption 2000-58, which, among other things, generally provides that in the case of certain "designated transactions," a Plan will be permitted to purchase subordinated certificates if the certificates are rated in any of the four (or in some cases, two) highest generic ratings categories by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Fitch Ratings, Inc., or Moody's Investors Service, Inc. (each, an "Exemption Rating Agency"), provided that the other requirements of the Exemption, as amended, are met. Because the ratings of a class of certificates are subject to future changes by the ratings agencies, classes of offered certificates eligible for purchase by a Plan pursuant to the amended Exemption on the closing date may not be eligible for later purchase by Plans if the rating of the certificate is reduced below the applicable rating category. However, any Plan holding such a certificate would not be required to dispose of it solely because its rating had been downgraded.

         Limits on Application

         Among the conditions that must be satisfied in order for the amended Exemption to apply is the condition that the Plan investing in a class of offered certificates be an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities and Exchange Commission under the Securities Act. The amended Exemption does not apply to Plans sponsored by SouthPoint Residential, the Underwriters, [the Asset Seller,] the trustee, the servicer and any obligor with respect to assets included in the trust constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust, or any affiliate of such parties (the "Restricted Group"). Moreover, the amended Exemption provides certain Plan fiduciaries relief from certain self-dealing/conflict of interest prohibited transactions only if, among other requirements,

          . in the case of an acquisition in connection with the initial issuance of certificates, at least 50% of each class of certificates in which Plans have invested in acquired by persons independent of the Restricted Group and at least 50% of the aggregate interest in the trust is acquired by persons independent of the Restricted Group;

          . such fiduciary or its affiliate is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust;

          . the Plan's investment in certificates of any class does not exceed 25% of all of the certificates of that class outstanding at the time of the acquisition; and

          . immediately after the acquisition, no more than 25% of the assets of the Plan with respect to which such person is a fiduciary is invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

         Additional Conditions

         The amended Exemption may apply to the acquisition and holding of the offered certificates by Plans provided that all conditions to application of the amended Exemption are met. Prospective investors should be aware, however, that even if all of the conditions specified in the amended Exemption are met, the scope of the relief provided by the amended Exemption with respect to the offered certificates might not cover all acts that might be construed as prohibited transactions. However, one or more alternative exemptions may be available with respect to certain prohibited transactions to which the amended Exemption is not applicable, depending in part upon the class of certificate to be acquired, the type of Plan fiduciary that is making the decision to acquire such certificate and the circumstances under which such decision is made.

         Before purchasing offered certificates, a Plan that is subject to the fiduciary responsibility provisions of ERISA or described in Section 4975(e)(1) of the Code should consult with its counsel to determine whether the conditions to application of the Exemption or any other exemptions would be met. In addition, any Plan Investor contemplating an investment in the offered certificates should note that the duties and obligations of the trustee and the servicer are limited to those expressly set forth in the pooling and servicing agreement, and such specified duties and obligations may not comport with or satisfy the provisions of ERISA setting forth the fiduciary duties of Plan fiduciaries. Each purchaser of an offered certificate, by acceptance of such certificate, will be deemed to have represented, warranted, and covenanted with either (i) such purchaser is not a Plan Investor or (ii) an administrative or other prohibited transaction exemption promulgated by the Department of Labor applies to exempt the purchase, holding and resale of the offered certificates, and transactions in connection with the servicing, operation and management of the trust, from the prohibited transactions rules of ERISA and the Code.

         PROSPECTIVE INVESTORS SHOULD CONSULT WITH COUNSEL PRIOR TO MAKING AN INVESTMENT DECISION WITH RESPECT TO THE FOREGOING RESTRICTIONS.


                                     Ratings

         It is a condition to the issuance of the certificates that each class of offered certificates obtain the following ratings by _____ and ______:

                                               [Rating Agencies]

             Class A-1                    _____                   _____
             Class A-2                    _____                   _____
             Class A-3                    _____                   _____
             Class A-4                    _____                   _____
             Class A-5                    _____                   _____
             Class M-1                    _____                   _____
             Class M-2                    _____                   _____
             Class B-1                    _____                   _____
             Class B-2                    _____                   _____

         The ratings on asset-backed pass-through certificates address the likelihood of the receipt by certificateholders of all distributions on the underlying assets to which they are entitled. Rating opinions address the structural, legal and issuer-related aspects associated with the securities, including the nature of the underlying assets. Ratings on pass-through certificates do not represent any assessment of the likelihood that principal prepayments will be made by borrowers with respect to the underlying assets or of the degree to which the rate of prepayments might differ from that originally anticipated. As a result, the ratings do not address the possibility that holders of the offered certificates purchased at a premium might suffer a lower than anticipated yield in the event of rapid prepayments of the assets or in the event that the trust is terminated prior to the Final Scheduled distribution date for the certificates.

         A security rating is not a recommendation to buy, sell or hold securities and may be revised or withdrawn at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

         Southpoint Residential will request _______ and _______ to rate the offered certificates. There can be no assurance as to whether any rating agency not requested to rate the offered certificates will nonetheless issue a rating and, if so, what the rating would be. A rating assigned to the offered certificates by a rating agency that has not been requested by Southpoint Residential to do so may be lower than the rating assigned by a rating agency pursuant to Southpoint Residential's request.


                         Legal Investment Considerations

         [If pre-funding account is used, classes become mortgage related securities for SMMEA after pre-funded amount is reduced to zero.] [Certificates will not be SMMEA if junior lien assets are in the trust.] The class A certificates and the class M-1 certificates will constitute mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 for so long as they are rated in one of the two highest rating categories by one or more nationally recognized statistical rating organizations. As mortgage related securities, the class A certificates and the class M-1 certificates will be legal investments for entities to the extent provided in SMMEA, unless there are state laws overriding SMMEA. A number of states have enacted legislation overriding the legal investment provisions of SMMEA. See "Legal Investment Considerations" in the prospectus.

         The class M-2 and class B certificates will not constitute mortgage related securities for purposes of SMMEA because they are not rated in one of the two highest rating categories by a nationally recognized statistical rating organization. These are significant interpretive uncertainties in determining the appropriate characterization of the class M-2 and class B certificates under various legal investment restrictions, and thus the ability of investors that face legal restrictions to purchase the class M-2 and class B certificates. Any financial institution regulated by the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, the National Credit Union Administration, any state insurance commission or any other federal or state agency with similar authority should review any applicable rules, guidelines and regulations prior to purchasing any certificates. Financial institutions should review and consider the applicability of the Federal Financial Institutions Examination Counsel Supervisory Policy Statement on the Selection of Securities Dealers and Unsuitable Investment Practices, to the extent adopted by their respective federal regulators, which, among other things, sets forth guidelines for investing in certain types of mortgage related securities and prohibits investment in high-risk mortgage securities.

         Southpoint Residential makes no representations as to the proper characterization of any class of the offered certificates for legal investment or other purposes, or as to the legality of investment by particular investors in any class of the offered certificates under applicable legal investment restrictions. Accordingly, all institutions that must observe legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered certificates constitute legal investments under SMMEA or must follow investment, capital or other restrictions. See "Legal Investment Considerations" in the prospectus.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+  The information in the prospectus supplement is not complete and may be     +
+  changed. The depositor may not sell these securities unless we deliver a    +
+  final prospectus supplement and prospectus to you. This prospectus          +
+ supplement and the accompanying prospectus is not an offer to sell these + + securities and it is not soliciting an offer to buy these securities in any +
+  state where the offer or sale is not permitted.                             +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

Prospectus Supplement to Prospectus dated ______ __, 200[__]

                               $________________
                    Asset Backed Notes, Series 200[__]-___

                         SRMSC Owner Trust 200[__]-___
                                    Issuer

            Southpoint Residential Mortgage Securities Corporation
                                   Depositor

                                [Asset Seller]
                         Seller and [Master] Servicer

                         ----------------------------

          .    Interest Rate                   [One Month LIBOR ] plus _____%

          .    Interest Paid                   [Monthly]

          .    First Interest Payment Date     [Date]

          .    Principal Due                   [Date]

          .    Price to Public                 [  ]%

          .    Underwriting Discount           [  ]%

          .    Proceeds to Issuer              $________

     The trust initially will consist of one- to four-family residential first [and junior] lien mortgage loans, [multifamily residential mortgage loans], [cooperative apartment loans] and [manufactured housing installment sales contracts] with an aggregate principal balance of $___________. The underlying assets are not insured or guaranteed by any governmental agency.

Investing in the notes involves risks. See "Risk Factors" on page S-__ of this prospectus supplement and page 1 of the prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the prospectus to which it relates is truthful or complete. Any representation to the contrary is a criminal offense.

     Delivery of your notes will be made through The Depository Trust Company on or about ______ __, 200[__], against payment in immediately available funds.

                                [Underwriters]
               Prospectus Supplement dated _______  __, 200[__]

           Important notice about the information we present in this prospectus supplement and in the accompanying prospectus.

     You should rely only on the information contained in this document or to which we have referred you. We have not authorized anyone to provide you with information that is different. This document may only be used where it is legal to sell these securities. The information in this document may only be accurate on the date of this document.

     We provide information to you about the notes in two separate documents that progressively provide more detail: the accompanying prospectus, which provides general information, some of which may not apply to your notes and this prospectus supplement, which describes the specific terms of your notes.

     Your notes will not be listed on any securities exchange.

     Although the underwriters intend to make a secondary market in your notes, it is not required to do so. A secondary market for your notes may not develop. If one does develop, it may not continue or provide sufficient liquidity.

     [We have filed preliminary information regarding the trust's assets and the notes with the SEC. The information contained in this document supersedes all of that preliminary information, which was prepared by the underwriters for prospective investors.]

     Until ____________ all dealers that sell the offered notes, whether or not participating in this offering, may be required to deliver a prospectus and prospectus supplement. This requirement is in addition to the dealer's obligation to deliver a prospectus and prospectus supplement when acting as underwriters with respect to their unsold allotments or subscriptions.

     This prospectus supplement and the accompanying prospectus include cross-references to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

                               Table of Contents

Prospectus Supplement

                                                                                                            Page
Summary of Terms.........................................................................................    S-1
Risk Factors.............................................................................................    S-4
Description of the offered Notes.........................................................................    S-4
   General...............................................................................................    S-4
   [Book-Entry Notes.....................................................................................    S-5
   Collection of Payments on Assets......................................................................    S-5
   Realized Losses on Liquidated Loans...................................................................    S-6
   Distributions.........................................................................................    S-7
The Asset Pool...........................................................................................   S-11
   General...............................................................................................   S-11
   Fixed Rate Assets.....................................................................................   S-12
   Adjustable Rate Assets................................................................................   S-14
   Selected Data.........................................................................................   S-15
   Underwriting Guidelines...............................................................................   S-23
   Conveyance of Assets..................................................................................   S-23
   [Conveyance of Subsequent Assets and Pre-Funding Account..............................................   S-25
Maturity and Prepayment Considerations...................................................................   S-27
   Weighted Average Lives of the Notes...................................................................   S-27
   Modeling Assumptions and [prepayment model] Tables....................................................   S-28
   [Pre-Funding..........................................................................................   S-31
   Factors Affecting Prepayments.........................................................................   S-31
   Yield on the Notes....................................................................................   S-32
The Trust................................................................................................   S-34
   General...............................................................................................   S-34
   The Indenture Trustee.................................................................................   S-34
   The Owner Trustee.....................................................................................   S-35
   Auction Sale..........................................................................................   S-35
   Termination of the Agreement..........................................................................   S-35
   Voting Rights.........................................................................................   S-35
   Reports of Noteholders................................................................................   S-36
Servicing of the Assets..................................................................................   S-37
   The Servicer..........................................................................................   S-37
   Servicing Portfolio...................................................................................   S-37
   Delinquency and Loan Loss/Repossession Experience.....................................................   S-38
   Collection and Other Servicing Procedures.............................................................   S-40
   Servicing Compensation and Payment of Expenses........................................................   S-41
   Advances..............................................................................................   S-41
   Successors to Servicer, Delegation of Duties..........................................................   S-42
Use of Proceeds..........................................................................................   S-43
Underwriting.............................................................................................   S-43
Certain Federal Income Tax Consequences..................................................................   S-44
   General...............................................................................................   S-44
   ERISA Considerations..................................................................................   S-45
   General...............................................................................................   S-45
   Prohibited Transactions...............................................................................   S-45
   Review by Plan........................................................................................   S-46
Rating...................................................................................................   S-47
Legal Investment Considerations..........................................................................   S-47
Legal Matters............................................................................................   S-48


Risk Factors.............................................................................................      1
Description of the Securities............................................................................     16
  General................................................................................................     16
  Book-Entry Procedures and Definitive Certificates......................................................     18
  Allocation of Collections from the Assets..............................................................     22
  Valuation of Mortgage Assets...........................................................................     24
  Optional Redemption or Termination.....................................................................     25
Maturity and Prepayment Considerations...................................................................     25
Yield Considerations.....................................................................................     27
The Trusts...............................................................................................     29
  General................................................................................................     29
  Assignment of Trust Assets.............................................................................     29
  The Trust Assets.......................................................................................     31
  Mortgage Loan Information in Prospectus Supplements....................................................     35
  Payment Provisions of the Mortgage Loans...............................................................     37
  Pre-Funding............................................................................................     40
  Asset Proceeds Account.................................................................................     41
  Cash Flow Agreements...................................................................................     41
  Credit Support.........................................................................................     41
  Subordinate Securities.................................................................................     42
  Cross-Support Provisions...............................................................................     42
  Letter of Credit.......................................................................................     42
  Credit Support With Respect to MBS.....................................................................     43
  Reserve Fund or Accounts...............................................................................     43
  Financial Guarantee Insurance Policy...................................................................     43
  Mortgage Insurance on the Mortgage Assets..............................................................     43
  Delivery of Additional Assets..........................................................................     54
  Investment of Funds....................................................................................     54
Sale and Servicing of the Mortgage Assets................................................................     55
  General................................................................................................     55
  Representations and Warranties.........................................................................     57
  Origination of the Mortgage Assets.....................................................................     58
  Payments on Mortgage Assets............................................................................     59

  Advances...................................................................................................   60
  Withdrawals................................................................................................   61
  Collection and Other Servicing Procedures..................................................................   63
  Third-Party Servicers......................................................................................   64
  Maintenance of Insurance Policies; Insurance Claims and Other Realization upon Defaulted Mortgage Assets...   64
  Evidence as to Servicing Compliance........................................................................   66
  Financial Assets...........................................................................................   67
The Agreements...............................................................................................   67
  Master Servicer or Securities Administrator................................................................   67
  Retained Interest; Servicing Compensation and Payment of Expenses..........................................   68
  The Trustee................................................................................................   69
  Amendment..................................................................................................   69
  Events of Default..........................................................................................   70
  Rights Upon Event of Default...............................................................................   71
  Reports to Securityholders.................................................................................   74
  Termination................................................................................................   74
  Certain Terms of the Indenture.............................................................................   74
Certain Legal Aspects of Mortgage Assets.....................................................................   77
  General....................................................................................................   77
  Mortgage Loans.............................................................................................   78
  Interest In Real Property..................................................................................   78
  Foreclosure................................................................................................   78
  Loan-to-Value Ratio........................................................................................   81
  Junior Mortgages...........................................................................................   82
  Manufactured Housing Installment Sales Contracts...........................................................   82
  Cooperative Loans..........................................................................................   86
  Consumer Protection Laws with respect to Mortgage Assets...................................................   89
  Rights of Reinstatement and Redemption.....................................................................   90
  Leases and Rents...........................................................................................   90
  Anti-Deficiency Legislation and Other Limitations on Lenders...............................................   90
  Soldiers' and Sailors' Civil Relief Act of 1940............................................................   92
  Environmental Consideration................................................................................   93
  "Due-on Sale" Clauses......................................................................................   95
  Enforceability of Prepayment and Late Payment Fees.........................................................   96
  Equitable Limitations on Remedies..........................................................................   96
  Secondary Financing; Due-on-Encumbrance Provisions.........................................................   97
  Alternative Mortgage Instruments...........................................................................   97
  Forfeitures in Drug and RICO Proceedings...................................................................   98
  Certain Legal Aspects of the Financial Assets..............................................................   98
The Depositor................................................................................................   98
Use of Proceeds..............................................................................................   99
Federal Income Tax Consequences..............................................................................   99
  General....................................................................................................  100
  REMIC Certificates.........................................................................................  100
  FASIT Securities...........................................................................................  135
  Grantor Trusts.............................................................................................  139
  Debt Securities and Partnership Trusts.....................................................................  147
  Taxation of Debt Securityholders...........................................................................  148
  Taxation of Owners of the Partnership Securities...........................................................  148
State Tax Considerations.....................................................................................  154
ERISA Consideration..........................................................................................  154
Legal Investment.............................................................................................  158
Plan of Distribution.........................................................................................  160
Rating.......................................................................................................  160
Reports to Securityholders...................................................................................  161
Additional Information.......................................................................................  161
Financial Information........................................................................................  162
Incorporation of Certain Documents by Reference..............................................................  162
Index of Principal Defined Terms.............................................................................  163

                               Summary of Terms


 .    This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. To understand more completely all of the terms of an offering of the notes, read carefully this entire document and the prospectus.

 .    This summary provides an overview of calculations, cash flows and other information to aid your understanding and is qualified by the full description of this information in this prospectus supplement and the prospectus.

Information about Your Trust

     Your notes are being offered by SRMSC Trust 200[__]-___, which will be established by Southpoint Residential Mortgage Securities Corporation, a Tennessee corporation. Southpoint Residential Mortgage maintains its principal office at Fifty Front Street, 16/th/ Floor, Memphis, Tennessee, 38103. Its telephone number is (901) 524-4192. These assets will secure payment of your notes.

     The indenture trustee is ________________. The indenture trustee's corporate trust office's address is ____________________. Its telephone number is _____________.

     The owner trustee is ________________. The owner trustee's corporate trust office's address is ____________________. Its telephone number is
_____________.

     Neither your notes nor the underlying assets will be guaranteed or insured by any government agency [or any other insurer].

     Issuance of your notes is scheduled for ________ __, 200[__].

Credit Enhancement and Subordination

     [For any payment date, the overcollateralizationamount will be the amount by which the aggregate principal balance of the assets exceeds the unpaid principal balances of the notes. On the closing date, the overcollateralizationamount will be _____% of the initial principal balance of the notes. This amount is expected to increase as any interest received on the assets that exceeds interest due on the notes will be applied to the principal balance of the notes. The overcollateralizationamount will be capped at _____% of the principal balance of the notes.]

     [Your notes will be secured in part by a reserve fund, which will provide monies in the event that principal and interest received on the assets is less than the payment due on the notes. The fund will not be an asset of the trust. On the closing date, the reserve fund will be $______.]

     [In addition, a financial guaranty insurance policy from __________ will irrevocably and unconditionally guaranty to the indenture trustee timely payment of interest and ultimate payment of principal due on your notes. This policy may not be canceled for any reason. The financial guaranty insurance policy does not guaranty any particular rate of prepayments, nor does it provide funds to redeem your notes.]

     See "Description of the Offered Notes" in this prospectus supplement.

Distributions of Interest and Principal

     In the ordinary course, monies received on the assets will be applied first to distributions of interest on the notes and then to principal.

     See "Description of the Offered Notes" in this prospectus supplement.

Servicing of The Assets of Your Trust

     _____________ will act as servicer for the assets. It will make advances in respect of delinquent payments on the assets and in respect of liquidation expenses and taxes and insurance premiums not paid by an obligor on a timely basis, if recoverable.

     The servicer will be entitled to a monthly fee for servicing the assets equal to [____]% per annum of the scheduled principal balance of the assets.

     See "Servicing of the Assets" in this prospectus supplement.

The Assets Contained in Your Trust

     The primary assets of your trust are

 .  [one- to four-family residential first [and junior] lien mortgage loans,]

 .  [multifamily residential mortgage loans,]

 .  [cooperative apartment loans,] and

 .  [manufactured housing installment sales contracts.]

     The total number of assets is ______. Their total principal balance is approximately $______. Of the total number of assets, ______ are fixed-rate assets and ______ are variable-rate assets.

     See "The Asset Pool" in this prospectus supplement.

[Your Trust Contains A Pre-Funding Account

     A portion of your trust's initial assets will consist of cash in a pre-funding account. The pre-funded amount initially will equal the difference between the principal balance of the notes and the principal balance of the initial assets. Funds in the pre-funding account may be used to purchase additional assets during the [first 3 months] following the closing date. These additional assets will have characteristics very similar to the existing assets. If all of the pre-funded amount is not used to acquire pre-funded assets, then amounts left in the pre-funding account after the [3-month] period will be distributed to you as a principal prepayment. Interest income earned on the pre-funded amount during the pre-funding period will not be allocated to you, but will belong to Southpoint Residential Mortgage.

     See "The Asset Pool - Conveyance of Assets" and " - Conveyance of Subsequent Assets and Pre-Funding" in this prospectus supplement.]

The Final Scheduled Distribution Date

     The final scheduled distribution date for the offered notes is the distribution date occurring in ________. Because the rate of principal distributions on the notes will depend upon the rate of principal payments, including prepayments, on the assets, the actual final distribution on the notes could occur significantly earlier than this date.

Optional Redemption

     The holders of the trust certificates or the note insurer may redeem the outstanding notes once the aggregate balance of the notes has declined to 5% or less of their initial aggregate balance.

See "Description of the Notes - Redemption of the Notes."

Auction Sale of Your Trust's Assets

     [On or after ________, 200[_]], the indenture trustee will solicit bids on the assets remaining in the trust. The redemption price paid for your trust's assets during an auction sale may, in some circumstances, be less than the outstanding principal balance and unpaid interest of the notes.

     See "The Trust -- Auction Sale" in this prospectus supplement.

Federal Income Tax Consequences to You

     The notes will be debt for federal income tax purposes. Therefore, interest paid or accrued will be taxable to you. By acceptance of your notes, you will be deemed to have agreed to treat your certificate as a debt instrument for purposes of federal and state income tax, franchise tax, and any other tax measured by income.

     See "Federal Income Tax Consequences"  in  the  prospectus.

ERISA Considerations for Plans and Plan Investors

     Your notes are eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts. Your should carefully review with your legal advisor whether the purchase or holding of the notes could give rise to a prohibited transaction.

     See "ERISA Considerations" in this prospectus supplement and in the prospectus.

Your Notes May Be Legal Investments for Regulated Organizations

     The notes will be mortgage related securities for purposes of SMMEA as long as they are rated in one of the two highest rating categories by one or more nationally recognized statistical rating organizations.

     [If pre-funding account is used, the notes will become mortgage related securities for SMMEA after pre-funded amount is reduced to zero.] [The notes will not be SMMEA if junior lien assets are included in the trust.]

     See "Legal Investment Considerations" in this prospectus supplement and in the prospectus.

The Ratings Assigned to Your Notes

     It is a condition to the issuance of the notes that the notes be rated ____ by_________ and _____by ______________.

     See "Ratings" in this prospectus supplement.

By Purchasing Your Notes You Have Made Important Covenants

     By accepting your notes, you agree not to institute or join in any bankruptcy, reorganization or other insolvency or similar proceeding against the [Asset Seller], the servicer, the trust or Southpoint Residential Mortgage.
[You also agree to allow the securities insurer to exercise all of your voting rights with respect to your notes.]

                                 Risk Factors

     In addition to the risk factors in the prospectus, you should note the following:

You May Experience A Loss         Over time, the market values of certain assets
on Your Investment If             could be less than the loans they secure. This
Losses and Delinquencies          may cause delinquencies and may increase the
On Assets in The Trust            amount of loss following default. In this
Are High                          event, your trust may not be able to recover
                                  the full amount owed, which may result in a loss on your notes. We can provide you with no assurance that the performance of your trust's assets will be similar to the statistical information provided, in part because the values of certain assets can be sharply affected by downturns in regional or economic conditions. The statistical information related to the loss experience of the servicer is available under "Servicing of the Assets" in this prospectus supplement.

Prepayments May Cause Cash        Obligors are not required to pay interest on
Shortfalls                        their assets after the date of a full
                                  prepayment of principal. As a result, a full prepayment may reduce the amount of interest received from obligors during that collection period to less than one month's interest on the assets. If a sufficient number of assets are prepaid in full, then interest payable on the assets during that collection period may be less than the interest due on the notes.

[The Notes Have An                [The notes bear interest based on one-month
Uncertain Yield]                  LIBOR, which is variable and which changes
                                  differently than do other indices. In
                                  addition, regardless of the level of one-month
                                  LIBOR, the interest rate of the notes may not exceed the weighted average net asset rate.]


     Capitalized terms used in this prospectus supplement but not defined will have the definitions given to them in the accompanying prospectus. See "Index of Terms" in the prospectus.

                         Description of the Offered Notes

General

     The Asset Backed Notes, Series 200[__]-___ will be issued in book-entry form only, in denominations of $1,000 and integral multiples of $1 in excess of this amount. Definitive notes, if issued, will be transferable and exchangeable at the corporate trust office of indenture trustee. No service charge will be made for any registration of exchange or transfer, but the indenture trustee may require payment of a sum sufficient to cover any tax or other governmental charge incurred in connection with the exchange or transfer.

     Distributions of principal and interest on the offered notes will be made on the 15th day of each month, or, if this day is not a business day, on the next succeeding business day, beginning in ____ __, 200[__], to the persons in whose names the notes are registered on the record date, which is the close of business on the last business day of the month preceding the month in which the distribution date occurs. Each distribution with respect to a book-entry certificate will be paid to the Depository, which will credit the amount of this distribution to the accounts of its Participants in accordance with its normal procedures. Each Participant will be responsible for disbursing this distribution to the Beneficial Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm will be responsible for disbursing funds to the Beneficial Owners that it represents. All credits and disbursements with respect to book-entry notes are to be made by the Depository and the Participants in accordance with the Depository's rules.

[Book-Entry Notes

     The offered notes will be book-entry notes as described in the prospectus under "Description of the Securities -- Book-Entry Procedures." The offered notes will initially be registered in the name of Cede & Co., the nominee of the Depository Trust Company.

     Unless and until the offered notes are issued in certificated, fully-registered form, it is anticipated that the only noteholder of the offered notes will be Cede & Co., as nominee of DTC. Beneficial Owners will not be noteholders as that term is used in the indenture. Beneficial Owners are only permitted to exercise the rights of noteholders indirectly through Depository Participants and DTC.

Collection of Payments on Assets

     The servicer will establish and maintain the certificate account for the benefit of the indenture trustee. The certificate account must be an Eligible Account. The certificate account is to be held in trust for the benefit of the indenture trustee on behalf of the noteholders, and shall be either in the indenture trustee's name or designated in a manner that reflects the custodial nature of the account and that all funds in this account are held for the benefit of the indenture trustee. A single certificate account may be maintained for more than one series of notes provided that in this event, the servicer shall cause separate accounting and records to be maintained within the certificate account with respect to each separate series. Funds in the certificate account will be invested in Eligible Investments that will mature or be redeemed not later than the business day preceding the applicable monthly distribution date. Earnings on amounts deposited into the certificate account shall be credited to the account of the servicer as servicing compensation in addition to the Servicing Fee and may be used to offset P&I Advances due from the servicer in respect of the distribution date next succeeding the date on which these earnings were made or, at the servicer's option, may be released to the servicer on the related distribution date. The amount of any losses incurred in respect of any of these investments shall be deposited into the certificate account by the servicer out of its own funds promptly after any of these losses are incurred.

     All payments in respect of principal and interest on the assets received by the servicer on or after the Cut-off Date, exclusive of collections relating to scheduled payments due on or prior to the Cut-off Date, including principal prepayments and net liquidation proceeds, will be deposited into the certificate account no later than the second business day following the servicer's receipt. Amounts collected as late payment fees, extension fees, assumption fees or similar fees will be retained by the servicer as part of its servicing compensation. In addition, amounts paid by [Asset Seller] for assets repurchased as a result of breach of a representation or warranty under the indenture and amounts required to be deposited upon substitution of a qualified substitute asset because of a breach of a representation or warranty, as described under "The Asset Pool -- Conveyance of Assets" in this prospectus supplement, will be paid into the certificate account.

     On or prior to the business day before each distribution date, the servicer will remit all scheduled payments of principal and interest due on the assets during the Collection Period and collected by the servicer and all unscheduled collections in respect of principal and interest on the assets received during the related Prepayment Period, in each case to the extent these collections comprise part of the Available Distribution Amount for the upcoming distribution date, together with the amount of any required Advances to the indenture trustee for deposit into the distribution account. If, however, the certificate account is maintained by the indenture trustee, the indenture trustee may withdraw this amount, and any portion of the P&I Advance to be covered by investment earnings on the certificate account, from the certificate account on the applicable distribution date and deposit it into the distribution account. In such event, the servicer will remit the portion, if any, of the required P&I Advance that is not to be covered by investment earnings on the certificate account to the indenture trustee on business day preceding the distribution date for deposit into the distribution account. The distribution account shall be an Eligible Account established and maintained by the indenture trustee.

     The indenture trustee or its Paying Agent will withdraw funds from the Distribution Account, but only to the extent of the Available Distribution Amount, to make distributions to noteholders as specified under " -- Distributions -- Priority of Distributions" in this prospectus supplement.

     From time to time, as provided in the indenture, the servicer will also withdraw funds from the certificate account for other purposes as permitted by the indenture.

     Realized Losses on Liquidated Loans

     The Principal Distribution Amount for any distribution date is intended to include the Scheduled Principal Balance of each asset that became a liquidated asset during the related Prepayment Period. A Realized Loss will be incurred on a liquidated loan in the amount, if any, by which the net liquidation proceeds from the liquidated loan are less than the unpaid principal balance of the liquidated loan, plus accrued and unpaid interest thereon, plus amounts reimbursable to the servicer for previously unreimbursed Servicing Advances.

Distributions

     Available Distribution Amount

     The Available Distribution Amount for a distribution date will include

     . monthly payments of principal and interest due on the assets during the related Collection Period, regardless of whether these payments were actually collected from the obligors or advanced by the servicer and unscheduled payments received with respect to the assets during the related Prepayment Period, including principal prepayments, proceeds of repurchases, net liquidation proceeds and net insurance proceeds, less

     . if [Asset Seller] is not the servicer, Servicing Fees for the related Collection Period, amounts required to reimburse the servicer for previously unreimbursed Advances in accordance with the master servicing agreement, amounts required to reimburse Southpoint Residential Mortgage or the servicer for reimbursable expenses in accordance with the master servicing agreement and amounts required to reimburse any party for an overpayment of a Repurchase Price for an asset.

     Distributions

     Distributions will be made on each distribution date to holders of record on the preceding record date.

     Interest

     On each distribution date, holders of the notes will be entitled to receive, to the extent of the Available Distribution Amount:

     . interest accrued on the notes during the related Interest Accrual Period at the then-applicable pass-through rate on the principal balance immediately prior to the distribution date (the "Interest Distribution Amount"), plus

     . any interest amounts remaining unpaid from a previous distribution date, plus interest accrued on this amount during the related Interest Accrual Period, at the then applicable pass-through rate.

     Interest Accrual Period shall mean, with respect to each distribution date, the calendar month preceding the month in which the distribution date occurs. Interest on the notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     [Floating Rate Determination

     Generally, the Floating Rate Determination Date for any Interest Accrual Period is the second London banking day prior to the Interest Accrual Period. For the initial Interest Accrual Period the Floating Rate Determination Date is the closing date. On each Floating Rate Determination Date, the servicer will determine the arithmetic mean of the LIBOR quotations for one-month Eurodollar deposits ("One-Month LIBOR") for the succeeding Interest Accrual Period on the basis of the Reference Banks' offered LIBOR quotations provided to the servicer as of 11:00 a.m., London time, on the Floating Rate Determination Date. With respect to a Floating Rate Determination Date, Reference Banks means leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market with an established place of business in London, whose quotations appear on the Bloomberg Screen US0001M Index page on the Floating Rate Determination Date in question and which have been designated as such by the servicer and are able and willing to provide these quotations to the servicer on each Floating Rate Determination Date; and Bloomberg Screen US0001M Index Page means the display designated as page US0001M on the Bloomberg Financial Markets Commodities News, or another page as may replace this page on that service for the purpose of displaying LIBOR quotations of major banks. If any Reference Bank should be removed from the Bloomberg Screen US0001M Index Page or in any other way fails to meet the qualifications of a Reference Bank, the servicer may, in its sole discretion, designate an alternative Reference Bank.

     On each Floating Rate Determination Date, One-Month LIBOR for the next succeeding Interest Accrual Period will be established by the servicer as follows

     . if, on any Floating Rate Determination Date, two or more of the Reference Banks provide offered One-Month LIBOR quotations on the Bloomberg Screen US0001M Index Page, One-Month LIBOR for the next applicable Interest Accrual Period will be the arithmetic mean of the offered quotations, rounding the arithmetic mean, if necessary, to the nearest five decimal places.

     . if, on any Floating Rate Determination Date, only one or none of the Reference Banks provides offered quotations, One-Month LIBOR for the next applicable Interest Accrual Period will be the higher of

               . One-Month LIBOR as determined on the previous Floating Rate Determination date, and

               .    the Reserve Interest Rate.

     The Reserve Interest Rate will be the rate per annum that the servicer determines to be either

     . the arithmetic mean, rounding the arithmetic mean upwards if necessary to the nearest five decimal places, of the one-month Eurodollar lending rate that New York City banks selected by the servicer are quoting, on the relevant Floating Rate Determination Date, to the principal London offices of at least two leading banks in the London interbank market, or

     . in the event that the servicer can determine no arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the servicer are quoting on the Floating Rate Determination Date to leading European banks.

If, on any Floating Rate Determination Date, the servicer is required but is unable to determine the Reserve Interest Rate in the manner provided, One-Month LIBOR for the next applicable Interest Accrual Period will be One-Month LIBOR as determined on the previous Floating Rate Determination Date.

     One-Month LIBOR for an Interest Accrual Period shall not be based on One-Month LIBOR for the previous Interest Accrual Period for two consecutive Floating Rate Determination Dates. If One-Month LIBOR for an Interest Accrual Period would be based on One-Month LIBOR for the previous Floating Rate Determination Date for the second consecutive Floating Rate Determination Date, the servicer shall select an alternative index over which the servicer has no control used for determining one-month Eurodollar lending rates that is calculated and published or otherwise made available by an independent third party.

     The establishment of One-Month LIBOR, or an alternative index, by the servicer and the servicer's subsequent calculation of the pass-through rate on the notes for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

     This table provides you with monthly One-Month LIBOR rates on the last day of the related calendar month beginning in 200[__], as published by Bloomberg. The following does not purport to be a prediction of the performance of One-Month LIBOR in the future.

MONTH               200[_]   200[_]    200[_]
-----               ------   ------    ------

January............
February...........
March..............
April..............
May................
June...............
July...............
August.............
September..........
October............
November...........
December...........

     Principal

     The Principal Distribution Amount for any distribution date will equal the sum of the following amounts

     . the sum of the principal components of all monthly payments scheduled to be made on the Due Date occurring during the related Collection Period on the assets that were outstanding at the opening of business on this Due Date, regardless of whether such monthly payments were received by the servicer from the obligors, not including any monthly payments due on liquidated loans or repurchased assets,

     . the sum of the amounts of all principal prepayments received by the servicer on the assets during the related Prepayment Period,

     . the Scheduled Principal Balance of any asset that became a liquidated loan during the related Prepayment Period, and

     . the Scheduled Principal Balance of any asset that was purchased or repurchased by the servicer, [Asset Seller] or Southpoint Residential Mortgage during the related Prepayment Period.

     Priority of Distributions

     On each distribution date the Available Distribution Amount will be distributed in the following amounts and in the following order of priority:

     (1) first, to the notes, their Interest Distribution Amount for that distribution date and then any Interest Distribution Amounts remaining unpaid from any previous distribution date, plus interest on this carryover amount, if any, for that distribution date;

     (2)  second, to the notes, the Principal Distribution Amount;

     (3) third, to reduce the principal of the notes, subject to the overcollateralizationmaximum cap;

     (4) fourth, if [Asset Seller] is the servicer, to the servicer in the following sequential order:

               (i) the Servicing Fee with respect to the related distribution date; and

               (ii) any Servicing Fees from previous distribution dates remaining unpaid;

Over collateralization

     On the closing date and for any payment date, the overcollateralizationamount will be the amount by which the aggregate principal balance of the assets exceeds the unpaid principal balance of the notes. On the closing date, the overcollateralizationamount will be ___% of the initial principal balance of the notes. This amount is expected to increase as the principal balance of the notes is reduced by the application of any Available Distribution Amount remaining after payment of principal and interest on the notes. The overcollateralizationamount will be capped at ___% of the principal balance on the notes

[Reserve Fund

     On the closing date, the indenture trustee will deposit $__________ establish into a reserve fund for the benefit of the bondholders. The reserve fund will belong to [Asset Seller] and will not be an asset of the trust. The indenture trustee, will invest amounts on deposit in the reserve fund in eligible investments. Investment earnings from eligible investment will be credited to the reserve fund.

     If, for any payment date, the Available Distribution Amount is insufficient to pay interest and principal on the notes, the indenture trustee will withdraw amounts for deposit into the Distribution Account from the reserve funds equal to the amount by which the Available Distribution Amount is deficient.]

Financial Guaranty Insurance Policy

     [Disclosure regarding financial guaranty insurance policy, if any.]

Redemption of the Notes

     The notes will be subject to redemption, in whole but not in part, at the option of the holder(s) of the trust certificates or, if not so exercised, at the option of the note insurer, on or after the Payment Date on which the note balance has declined to [ %] or less of the note balance as of the closing date (the "Redemption Date").

     The notes will be redeemed at a redemption price of 100% of the then outstanding note balance, plus accrued but unpaid note interest thereon through the end of the Interest Accrual Period immediately preceding the related distribution date. Notwithstanding the foregoing, however, no redemption may take place unless, in connection with such redemption, any amounts due and owing to the note insurer under the insurance agreement are paid in full to the note insurer. There will be no prepayment premium in connection with such a redemption. Notice of an optional redemption of the notes must be mailed by the Indenture Trustee to the noteholders and the note insurer at least ten days prior to the distribution date set for such redemption.

     In addition, the Trust may redeem the notes at any time upon a determination by the Trust, based upon an opinion of counsel, that a substantial risk exists that the notes will not be treated for federal income tax purposes as evidences of indebtedness. See "Certain Federal Income Tax Considerations - General" herein. [The note insurance policy [will] [will not] cover such redemption.]

     The payment on the final distribution date in connection with the redemption of the notes shall be in lieu of the payment otherwise required to be made on such distribution date in respect of the notes.

                                The Asset Pool

General

     SRMSC Owner Trust 200[__]-__ is a business trust to be formed under the laws of the State of Delaware pursuant to an owner trust agreement among the owner trustee, Southpoint Residential Mortgage and [Asset Seller]. On the closing date, Southpoint Residential Mortgage will sell the assets to the owner trust. After its formation, the owner trust will not engage in any activity other than the activities related to your notes.

     On the closing date, Southpoint Residential Mortgage will acquire the assets from [Asset Seller]. [[Asset Seller] will have funded the origination of each asset.] Each asset not originated directly in [Asset Seller]'s name will have been assigned to [Asset Seller] immediately after its origination. You will find a description of [Asset Seller]'s general practices with respect to the origination of certain assets in this prospectus supplement under "Underwriting Guidelines."

     The master servicing agreement requires the servicer to maintain or cause to be maintained standard hazard insurance policies with respect to each mortgaged property. Generally, no other insurance will be maintained with respect to the mortgaged properties or the assets. See "The Trusts -- Hazard Insurance on the Mortgage Loans -- Standard Hazard Insurance Policies" in the prospectus.

     The owner trust will convey to the indenture trustee the assets and all rights to receive payments due after _____ 1, 200[__] (the "Cut-off Date"), including scheduled payments due after the Cut-off Date but received prior to this date, and prepayments and other unscheduled collections on the assets received on or after the Cut-off Date. The right to payments that were due on or prior to the Cut-off Date but which are received later will not be conveyed to Southpoint Residential Mortgage by [Asset Seller], and these payments will be the property of [Asset Seller] when collected. The servicer will retain physical possession of the contract documents. Except to the extent required to service a mortgage loan, the indenture trustee will maintain physical possession of the mortgage loan documents. See " -- Conveyance of Assets" in this prospectus supplement.

Fixed Rate Assets

     The assets will consist of ________ Fixed Rate Assets having an aggregate Scheduled Principal Balance as of the Cut-off Date of approximately $______________. A total of _______ Fixed Rate Assets, representing approximately ____% of the Fixed Rate Assets, are step-up rate loans. The remainder of the Fixed Rate Assets are Level Payment Loans. [Step-up rate loans are assets that provide for periodic increases of [0.50%, 0.75%, 1.00%, 1.25% or 1.50]% in the applicable asset rates at the end of intervals of twelve months during the first five years following origination (the "Step-up Periods"), after which the asset rates are fixed. The total amount and the principal portion of each monthly payment on any step-up rate loan during any period is determined on a basis that would cause the asset to be fully amortized over its term if the asset were to bear interest during its entire term at the asset rate applicable during this period and as if the asset were to provide for level payments over its entire term based on the asset rate. In addition to interest rate adjustments during their Step-up Periods, some step-up rate loans will experience a one-time increase in their asset rates with respect to their final monthly payments. The statistical information concerning the Fixed Rate Assets sets forth only the asset rates borne by these assets as of the Cut-off Date.] See "The Trust -- The Assets" in the prospectus.

     [Except in the case of the step-up rate loans during their Step-up Periods,] each Fixed Rate Asset bears interest at a fixed annual percentage rate and provides for level payments over the term of the asset that fully amortize the principal balance of the asset. All of the Fixed Rate Assets are actuarial obligations. The portion of each monthly payment for any Fixed Rate Asset allocable to principal is equal to the total amount of the monthly payment less the portion allocable to interest. The portion of each monthly payment due in a particular month that is allocable to interest is a precomputed amount equal to one month's interest on the principal balance of the Fixed Rate Asset, which principal balance is determined by reducing the initial principal balance by the principal portion of all monthly payments that were due in prior months, regardless of whether the monthly payments were made in a timely fashion, and all prior partial principal prepayments. Thus, each scheduled monthly payment on an asset will be applied to interest and to principal in accordance with the precomputed allocation regardless of whether the monthly payment was received in advance of or subsequent to its Due Date. See "Servicing of the Assets --Collection and Other Servicing Procedures" in this prospectus supplement.

     As of the Cut-off Date, approximately _____% of the Fixed Rate Assets were _____________. As of the Cut-off Date, approximately _____% of the Fixed Rate Assets were mortgage loans.

     As of the Cut-off Date, each Fixed-Rate Asset had an asset rate of at least ________% per annum and not more than _____% per annum. The weighted average asset rate of the Fixed-Rate Assets was approximately ____% per annum[, without giving effect to any subsequent increase in the asset rates of the step-up rate loans.] The Fixed Rate Assets had remaining terms to stated maturity as of the Cut-off Date of at least ___ months but not more than 360 months and original terms to stated maturity of at least ___ months but not more than 360 months. Each Fixed Rate Asset was originated on or after ___________. As of the Cut-off Date, the Fixed Rate Assets had a weighted average original term to stated maturity of approximately ____ months, and a weighted average remaining term to stated maturity of approximately ____ months. The remaining term to stated maturity of an asset is calculated as the number of monthly payments scheduled to be made on the asset over its term less the number of monthly payments made or scheduled to have been made on or before the Cut-off Date. The average Scheduled Principal Balance of the Fixed Rate Assets as of the Cut-off Date was approximately $_________ and the Scheduled Principal Balance of the Fixed Rate Assets as of the Cut-off Date ranged from $______ to $_______.

     Approximately ________% of the Fixed Rate Assets have Loan-to-Value Ratios greater than [___]%. [Asset Seller] computes each Loan-to-Value Ratio by determining the ratio of the principal amount of the mortgage or contract to the purchase price of the home, including taxes, insurance and any land improvements, and the amount of any prepaid finance charges or closing costs that are financed. [Asset Seller] computes each Loan-to-Value Ratio by determining the ratio of the principal amount of the mortgage loan to either

     . the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed, or

     . the sum of the purchase price of the home, including taxes, insurance and any land improvements, the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed.

     The Fixed Rate Assets are secured by mortgaged properties, located in ___ states. Approximately [*10]% and [*10]% of the Fixed Rate Assets were secured as of the Cut-off Date by mortgaged properties located in ______ and _______, respectively. As of the Cut-off Date, no more than approximately ____%, ____% and ____% of the Fixed Rate Assets were secured

* means greater than or equals to
by mortgaged properties which were used, repossessed or transferred to an assignee of the original obligor, respectively, at the time the related assets were originated.

Adjustable Rate Assets

     The asset pool will consist of ___ adjustable rate assets having an aggregate Scheduled Principal Balance as of the Cut-off Date of approximately $________.

     [Each adjustable rate asset has an asset rate that adjusts annually based on __________, and provides for [level] payments over the term of the asset that fully amortize the principal balance of the asset. All of the adjustable rate assets are actuarial obligations.]

     [Each adjustable rate asset has an annual cap of ___% per annum. The weighted average lifetime cap of the adjustable rate assets as of the Cut-off Date was approximately ___% per annum. The adjustable rate assets had Gross Margins as of the Cut-off Date of at least ___% per annum but not more than ___% per annum, with a weighted average Gross Margin of approximately ___% per annum. The portion of each monthly payment for any adjustable rate asset allocable to principal is equal to the total amount of the monthly payment less the portion allocable to interest. The portion of each monthly payment due in a particular month that is allocable to interest is a precomputed amount equal to one month's interest on the principal balance of the adjustable rate asset, which principal balance is determined by reducing the initial principal balance by the principal portion of all monthly payments that were due in prior months, regardless of whether the Monthly Payments were made in a timely fashion, and all prior partial principal prepayments. Thus, each scheduled monthly payment on an asset will be applied to interest and to principal in accordance with the precomputed allocation regardless of whether the monthly payment was received in advance of or subsequent to its Due Date. As of the Cut-off Date all of the adjustable rate assets were mortgage loans. See "Servicing of the Assets -- Collection and Other Servicing Procedures" in this prospectus supplement.]

     As of the Cut-off Date, each adjustable rate asset had an asset rate of at least ____% per annum and not more than ____% per annum. The weighted average asset rate of the adjustable rate assets was approximately ____% per annum, without giving effect to any subsequent adjustment in the asset rates of the adjustable rate assets. The adjustable rate assets had remaining terms to stated maturity as of the Cut-off Date of at least ____ months but not more than ____ months and original terms to stated maturity of ____ months. Each adjustable rate asset was originated on or after ____________. As of the Cut-off Date, the adjustable rate assets had a weighted average original term to stated maturity of approximately ______ months, and a weighted average remaining term to stated maturity of approximately ____ months. The remaining term to stated maturity of an asset is calculated as the number of monthly payments scheduled to be made on the asset over its term less the number of monthly payments made or scheduled to have been made on or before the Cut-off Date. The average Scheduled Principal Balance of the adjustable rate assets as of the Cut-off Date was approximately $________ and the Scheduled Principal Balance of the adjustable rate assets as of the Cut-off Date ranged from $________ to $________. Approximately ____% of the adjustable rate assets have Loan-to-Value Ratios greater than 95%.

     The adjustable rate assets are secured by mortgaged properties located in ____ states. Approximately [ *10 ]%, [ *10 ]%, [ *10 ]%, [ *10 ]% and [ *10 ]%
of the adjustable rate assets were secured as of the Cut-off Date by mortgaged properties located in __________, __________, __________, __________ and
__________, respectively.

Selected Data

     It is possible that some of the assets may be repaid in full or in part, or otherwise removed from the asset pool. In this event, other assets may be transferred to the trust. Consequently, the actual asset pool may vary slightly from the presentation in this prospectus supplement.

     Whenever reference is made to a percentage of the assets, or to a percentage of the Scheduled Principal Balance of the assets, the percentage is calculated based on the Scheduled Principal Balances of the assets as of the Cut-off Date. In addition, numbers in any columns in these tables may not sum exactly to the total number at the bottom of the column due to rounding.

                               Fixed Rate Assets

        Geographic Distribution of Mortgage Assets -- Fixed Rate Assets

                                                                   Percentage of
                                     Number of       Aggregate      Fixed Rate
                                     Fixed Rate      Scheduled      Asset Pool
Geographic Location                    Assets    Principal Balance    By SPB
------------------------------------  ---------  -----------------    ------

Alabama.............................    _____        _________         ____
Arizona.............................    _____        _________         ____
Arkansas............................    _____        _________         ____
California..........................    _____        _________         ____
Colorado............................    _____        _________         ____
Delaware............................    _____        _________         ____
Florida.............................    _____        _________         ____
Georgia.............................    _____        _________         ____
Idaho...............................    _____        _________         ____
Illinois............................    _____        _________         ____
Indiana.............................    _____        _________         ____
Kansas..............................    _____        _________         ____
Kentucky............................    _____        _________         ____
Louisiana...........................    _____        _________         ____
Maine...............................    _____        _________         ____
Maryland............................    _____        _________         ____
Michigan............................    _____        _________         ____
Minnesota...........................    _____        _________         ____
Mississippi.........................    _____        _________         ____
Missouri............................    _____        _________         ____

* means greater than or equal to

Montana.............................      _____          _________    ____
Nevada..............................      _____          _________    ____
New Jersey..........................      _____          _________    ____
New Mexico..........................      _____          _________    ____
New York............................      _____          _________    ____
North Carolina......................      _____          _________    ____
Ohio................................      _____          _________    ____
Oklahoma............................      _____          _________    ____
Oregon..............................      _____          _________    ____
Pennsylvania........................      _____          _________    ____
South Carolina......................      _____          _________    ____
Tennessee...........................      _____          _________    ____
Texas...............................      _____          _________    ____
Utah................................      _____          _________    ____
Virginia............................      _____          _________    ____
Washington..........................      _____          _________    ____
West Virginia.......................      _____          _________    ____
Wisconsin...........................      _____          _________    ____
Wyoming.............................      _____          _________    ____

Total...............................                     $                %
                                          =====          =========    ====
------------
Based on the mailing address of the obligor on the related Fixed Rate Asset as of the Cut-off Date.

               Distribution of Original Fixed Rate Asset Amounts

                                    Number of      Aggregate        Percentage of
                                    Fixed Rate     Scheduled      Fixed Rate Asset
Original Fixed Rate Asset Amount      Assets    Principal Balance   Pool By SPB
----------------------------------  ----------  ------------------  -----------
$ 4,999 or less....................   _____         _________           ____
$ 5,000  - $ 9,999.................   _____         _________           ____
$10,000  - $14,999.................   _____         _________           ____
$15,000  - $19,999.................   _____         _________           ____
$20,000  - $24,999.................   _____         _________           ____
$25,000  - $29,999.................   _____         _________           ____
$30,000  - $34,999.................   _____         _________           ____
$35,000  - $39,999.................   _____         _________           ____
$40,000  - $44,999.................   _____         _________           ____
$45,000  - $49,999.................   _____         _________           ____
$50,000  - $54,999.................   _____         _________           ____
$55,000  - $59,999.................   _____         _________           ____
$60,000  - $64,999.................   _____         _________           ____
$65,000  - $69,999.................   _____         _________           ____
$70,000  - $74,999.................   _____         _________           ____
$75,000  - $79,999.................   _____         _________           ____

$80,000  - $84,999.............  _____     _________     ____
$85,000  - $89,999.............  _____     _________     ____
$90,000  - $94,999.............  _____     _________     ____
$95,000  - $99,999.............  _____     _________     ____
$100,000   or more.............  _____     _________     ____
      Total....................            $                 %
                                 =====     =========     ====

     The highest original Fixed Rate Asset amount was $_________, which represents approximately _____% of the aggregate principal balance of the Fixed Rate Assets at origination. The average original principal amount of the Fixed Rate Assets was approximately $______ as of the Cut-off Date.

       Distribution of Original Loan-to-Value Ratios of Fixed Rate Assets

                                    Number of     Aggregate       Percentage of
                                   Fixed Rate     Scheduled     Fixed Rate Asset
Loan-to-Value Ratio                  Assets    Principal Balance  Pool By SPB
--------------------                 ------    -----------------  -----------

50% or less........................   _____        _________          ____
51% - 55%..........................   _____        _________          ____
56% - 60%..........................   _____        _________          ____
61% - 65%..........................   _____        _________          ____
66% - 70%..........................   _____        _________          ____
71% - 75%..........................   _____        _________          ____
76% - 80%..........................   _____        _________          ____
81% - 85%..........................   _____        _________          ____
86% - 90%..........................   _____        _________          ____
91% - 95%..........................   _____        _________          ____
96% - 100%.........................   _____        _________          ____
101%- 110%.........................   _____        _________          ____
                       Total.......                $                      %
                                      =====        =========          ====

     The weighted average original Loan-to-Value Ratio of the Fixed Rate Assets was approximately ____% as of the Cut-off Date. Rounded to nearest 1%.

                            Fixed Rate Asset Rates

                            Number of        Aggregate      Percentage of
                            Fixed Rate       Scheduled    Fixed Rate Asset
Asset Rate                    Assets    Principal Balance    Pool By SPB
----------                    ------    -----------------    -----------

6.000 -  6.999%                _____        _________            ____
7.000 -  7.999%                _____        _________            ____
8.000 -  8.999%                _____        _________            ____
9.000 -  9.999%                _____        _________            ____
10.000 - 10.999%               _____        _________            ____
11.000 - 11.999%               _____        _________            ____
12.000 - 12.999%               _____        _________            ____

13.000 -13.999%.........      ______            _________          ___________
14.000 -14.999%.........      ______            _________          ___________
Total...................                        $                            %
                              ======            =========          ===========

     The weighted average Fixed Rate Asset Rate was approximately _____1% per annum as of the Cut-off Date. This table reflects the Fixed Rate Asset Rates of the step-up rate loans as of the Cut-off Date and does not reflect any subsequent increases in the Rates of the step-up rate loans.

                   Year of Origination of Fixed Rate Assets

                             Number of        Aggregate           Percentage of
                             Fixed Rate       Scheduled         Fixed Rate Asset
Year of Origination           Assets       Principal Balance       Pool By SPB
-------------------           ------       -----------------       -----------
1996....................      ______            _________          ___________
1997....................      ______            _________          ___________
1998....................      ______            _________          ___________
1999....................      ______            _________          ___________
2000....................      ______            _________          ___________

Total...................                        $                            %
                              ======            =========          ===========

     The weighted average seasoning of the Fixed Rate Assets was approximately ___ months as of the Cut-off Date.

          Remaining Terms to Maturity, in months, of Fixed Rate Assets


                             Number of        Aggregate           Percentage of
                             Fixed Rate       Scheduled         Fixed Rate Asset
Remaining Term to Maturity    Assets       Principal Balance       Pool By SPB
--------------------------    ------       -----------------       -----------
1 - 60 months.............    _____             _________          ___________
61 - 96 months............    _____             _________          ___________
97 - 120 months...........    _____             _________          ___________
121 - 156 months..........    _____             _________          ___________
157 - 180 months..........    _____             _________          ___________
181 - 216 months..........    _____             _________          ___________
217 - 240 months..........    _____             _________          ___________
241 - 300 months..........    _____             _________          ___________
301 - 360 months..........    _____             _________          ___________
Total.....................                      $                            %
                              =====             =========          ===========

     The weighted average remaining term to maturity of the Fixed Rate Assets was approximately ____ months as of the Cut-off Date.

          Original Terms to Maturity, in months, of Fixed Rate Assets

                             Number of        Aggregate           Percentage of
                             Fixed Rate       Scheduled         Fixed Rate Asset
Original Term to Maturity     Assets       Principal Balance       Pool By SPB
-------------------------     ------       -----------------       -----------
1 - 60 months............     ______            _________          ___________
61 - 96 months...........     ______            _________          ___________
97 - 120 months..........     ______            _________          ___________
121 - 156 months.........     ______            _________          ___________
157 - 180 months.........     ______            _________          ___________
181 - 216 months.........     ______            _________          ___________
217 - 240 months.........     ______            _________          ___________
241 - 300 months.........     ______            _________          ___________
301 - 360 months.........     ______            _________          ___________

Total....................                       $                            %
                              ======            =========          ===========

     The weighted average original term to maturity of the Fixed Rate Assets was approximately ___ months as of the Cut-off Date.

                            Adjustable Rate Assets

           Geographic Distribution of Assets - Adjusted Rate Assets

                                 Number of        Aggregate      Percentage of
                                 Fixed Rate       Scheduled     Fixed Rate Asset
Geographic Location                Assets     Principal Balance   Pool By SPB
-------------------                ------     -----------------   -----------
Arizona......................      ______        _________           ____
California...................      ______        _________           ____
Colorado.....................      ______        _________           ____
Florida......................      ______        _________           ____
Georgia......................      ______        _________           ____
Idaho........................      ______        _________           ____
Kentucky.....................      ______        _________           ____
New Mexico...................      ______        _________           ____
North Carolina...............      ______        _________           ____
Oregon.......................      ______        _________           ____
South Carolina...............      ______        _________           ____
Tennessee....................      ______        _________           ____
Virginia.....................      ______        _________           ____
Washington...................      ______        _________           ____
Total........................                    $                      %
                                   ======        =========           ====

     Based on the mailing address of the obligor on the related adjustable rate asset as of the Cut-off Date.

             Distribution of Original Adjustable Rate Asset Amounts

                                          Number of          Aggregate         Percentage of
                                          Fixed Rate         Scheduled        Fixed Rate Asset
Original Adjustable Rate Asset Amount       Assets       Principal Balance      Pool By SPB
--------------------------------------      -------      -----------------      -----------
$45,000 -  $49,999....................      ______            _________           ______
$55,000 -  $59,999....................      ______            _________           ______
$60,000 -  $64,999....................      ______            _________           ______
$65,000 -  $69,999....................      ______            _________           ______
$70,000 -  $74,999....................      ______            _________           ______
$75,000 -  $79,999....................      ______            _________           ______
$80,000 -  $84,999....................      ______            _________           ______
$85,000 -  $89,999....................      ______            _________           ______
$90,000 -  $94,999....................      ______            _________           ______
$95,000 -  $99,999....................      ______            _________           ______
$100,000 or more......................      ______            _________           ______

Total.................................                        $                        %
                                            ======            =========           ======

     The highest original adjustable rate asset amount was $__________, which represents approximately _____% of the aggregate principal balance of the adjustable rate assets at origination. The average original principal amount of the adjustable rate assets was approximately $_______ as of the Cut-off Date.

     Distribution of Original Loan-to-Value Ratios of Adjustable Rate Assets

                            Number of         Aggregate           Percentage of
                           Fixed Rate         Scheduled         Fixed Rate Asset
Loan-to-Value Ratio          Assets       Principal Balance       Pool By SPB
-------------------          ------       -----------------       -----------
51% --55%.............       ______           _________               ____
66% --70%.............       ______           _________               ____
71% --75%.............       ______           _________               ____
76% --80%.............       ______           _________               ____
81% --85%.............       ______           _________               ____
86% --90%.............       ______           _________               ____
91% --95%.............       ______           _________               ____
96% --100%............       ______           _________               ____
101% --105%...........       ______           _________               ____
Total.................                        $                          %
                             ======           =========               ====

     The weighted average original Loan-to-Value Ratio of the Adjustable Assets was approximately _____% as of the Cut-off Date. Rounded to nearest 1%.

                 Current Asset Rates of Adjustable Rate Assets

                               Number of        Aggregate         Percentage of
                               Fixed Rate       Scheduled       Fixed Rate Asset
Asset Rate                       Assets     Principal Balance      Pool By SPB
----------                       ------     -----------------      -----------
7.000% - 7.999%........          ______         _________             ______
8.000% - 8.999%........          ______         _________             ______
9.000% - 9.999%........          ______         _________             ______
Total..................                         $                          %
                                 ======         =========             ======

     The weighted average adjustable rate asset Rate was approximately _____% per annum as of the Cut-off Date. This table reflects the Asset Rates of the adjustable rate assets as of the Cut-off Date and does not reflect any subsequent adjustments in the Asset Rates of the adjustable rate assets.

            Distribution of Gross Margins of Adjustable Rate Assets

                               Number of        Aggregate         Percentage of
                               Fixed Rate       Scheduled       Fixed Rate Asset
Gross Margin                     Assets     Principal Balance     Pool By SPB
------------                     ------     -----------------     -----------
3.250% - 3.500%........          ______         _________             ______
4.500% - 4.750%........          ______         _________             ______
Total..................                         $                          %
                                 ======         =========             ======

     The weighted average Gross Margin of the adjustable rate assets was approximately ____% per annum as of the Cut-off Date.

                 Maximum Asset Rates of Adjustable Rate Assets

                               Number of        Aggregate         Percentage of
                               Fixed Rate       Scheduled       Fixed Rate Asset
Maximum Asset Rates              Assets     Principal Balance     Pool By SPB
-------------------              ------     -----------------     -----------
13.000% to 13.625%.....          ______         _________             ______
14.000% to 14.625%.....          ______         _________             ______
Total..................                         $                          %
                                 ======         =========             ======

     The weighted average maximum Asset Rate of the adjustable rate assets was approximately ______% per annum as of the Cut-Off Date.

                 Year of Origination of Adjustable Rate Assets

                            Number of         Aggregate         Percentage of
                            Fixed Rate        Scheduled        Fixed Rate Asset
Year of Origination           Assets      Principal Balance      Pool By SPB
-------------------           ------      -----------------      -----------
1997...................       ______          _________            ______
1998...................       ______          _________            ______
1999...................       ______          _________            ______
Total..................                       $                         %
                              ======          =========            ======

     The weighted average seasoning of the adjustable rate assets was approximately ___ months as of the Cut-off Date.

       Remaining Terms to Maturity, in months, of Adjustable Rate Assets

                                 Number of      Aggregate         Percentage of
                                 Fixed Rate     Scheduled       Fixed Rate Asset
Remaining Term to Maturity        Assets     Principal Balance     Pool By SPB
--------------------------        ------     -----------------  ----------------
348 - 360 months.............     ______         _________           ______
Total........................                    $                        %
                                  ======         =========           ======

     The weighted average remaining term to maturity of the adjustable rate assets was approximately ____ months as of the Cut-off Date.

       Original Terms to Maturity, in months, of Adjustable Rate Assets


                                  Number of      Aggregate       Percentage of
                                 Fixed Rate      Scheduled      Fixed Rate Asset
Original Terms to Maturity         Assets    Principal Balance    Pool By SPB
--------------------------         ------    -----------------    -----------
360 months...................      ______      _________            _______
  Total......................                  $                          %
                                   ======      =========            =======

     The weighted average original term to maturity of the adjustable rate assets was approximately ___ months as of the Cut-off Date.

          Date of Next Asset Rate Adjustment of Adjustable Rate Assets

                                   Number of      Aggregate       Percentage of
                                   Fixed Rate     Scheduled     Fixed Rate Asset
Date of Next Asset Rate Adjustment   Assets   Principal Balance    Pool By SPB
----------------------------------   ------   -----------------    -----------
__________ 200[__]................     _____         _________        ______
__________ 200[__]................     _____         _________        ______
__________ 200[__]................     _____         _________        ______
__________ 200[__]................     _____         _________        ______
__________ 200[__]................     _____         _________        ______
__________ 200[__]................     _____         _________        ______
Total.............................                   $                     %
                                       =====         =========        ======

Underwriting Guidelines

     The mortgage assets were underwritten by [Asset Seller] and were underwritten and originated substantially in accordance with its guidelines [Description of Underwriting Policies from Asset Seller].

Conveyance of Assets

     On the date of issuance of the notes [or on each Subsequent Transfer Date], Southpoint Residential Mortgage will transfer to the owner trustee, without recourse, all of its right, title and interest in and to the assets, including all principal and interest received on or with respect to the assets, not including principal and interest due on the assets on or before the Cut-off Date and any other amounts collected on the assets before the Cut-off Date other than early collections of Monthly Payments that were due after the Cut-off Date, and all rights under the standard hazard insurance policies maintained with respect to the mortgaged properties. [The indenture permits the trust to purchase Subsequent Assets on one or more dates through the close of business on ________ (each, a "Subsequent Transfer Date").] The asset schedule will identify the Scheduled Principal Balance of each asset, the amount of each monthly payment due on each asset, and the asset rate on each asset, in each case as of the Cut-off Date. Prior to the conveyance of the assets to the owner trustee, [Asset Seller]'s operations department will complete a review of all of the mortgage asset files, including the certificates of title to, or other evidence of a perfected security interest in, the mortgaged properties to check the accuracy of the asset schedule delivered to the indenture trustee. The indenture trustee will complete a review of the mortgage asset files to check the accuracy of the mortgage asset schedule.

     Southpoint Residential Mortgage will represent and warrant only that:

     . the information set forth in the asset schedule was true and correct as of the date or dates on which the information was furnished;

     . Southpoint Residential Mortgage is the owner of, or holder of a first-priority security interest in, each asset;

     . Southpoint Residential Mortgage acquired its ownership of, or security interest in, each asset in good faith without notice of any adverse claim;

     . except for the sale of the assets to the indenture trustee, Southpoint Residential Mortgage has not assigned any interest or participation in any asset that has not been released; and

     . Southpoint Residential Mortgage has the full right to sell the trust estate to the owner trustee.

     The servicer, on behalf of the noteholders, will hold the original and copies of documents and instruments relating to each asset and the security interest in the asset and any asset property relating to each asset. In order to provide notice of the assignment of the assets to the indenture trustee, UCC-1 financing statements identifying the indenture trustee as the secured party or purchaser and identifying all the assets as collateral will be filed in the appropriate offices in the _________________. Despite these filings, if a subsequent purchaser were able to take physical possession of the asset without notice of the assignment of the asset to the indenture trustee, the indenture trustee's interest in the contracts could be defeated. To provide some protection against this possibility, in addition to filing UCC-1 financing statements, within one week after the initial delivery of the notes or after each Subsequent Transfer Date, as applicable, the assets will be stamped or otherwise marked to reflect their assignment to the indenture trustee. The indenture trustee, on behalf of the noteholders, will hold the original mortgage notes and mortgages, and copies of documents and instruments relating to each mortgage loan. See "Legal Aspects of the Mortgage Loans" in the prospectus.

     [Asset Seller] will make representations and warranties regarding the assets in the sales agreement. These representations and warranties are detailed in the prospectus under the heading "Sale and Servicing of the Mortgage
Assets --- Representations and Warranties."

     Under the terms of the indenture and the sales agreement, and subject to [Asset Seller]'s option to effect a substitution as described in the next paragraph, [Asset Seller] will be obligated to repurchase any asset for its Repurchase Price within 90 days after [Asset Seller]'s discovery, or receipt of written notice from the indenture trustee or the servicer, of a breach of any representation or warranty made by [Asset Seller] in the sales agreement that materially and adversely affects the indenture trustee's interest in any asset, if the breach has not been cured by the 90th day. The Repurchase Price for any asset will be the unpaid principal balance of the asset at the close of business on the date of repurchase, plus accrued and unpaid interest thereon to the next Due Date for the asset following the repurchase. Prior to being distributed to noteholders, this Repurchase Price will be used to reimburse the servicer for any previously unreimbursed Advances made by the servicer in respect of the repurchased asset and, if the repurchaser is the servicer, the Repurchase Price may be remitted net of reimbursement amounts.

     In lieu of repurchasing an asset as specified in the preceding paragraph, [Asset Seller] may, at its option, substitute a qualified substitute asset for any asset to be replaced. A qualified substitute asset is any asset that, on the date of substitution,

     . has an unpaid principal balance not greater than, and not more than $10,000 less than, the unpaid principal balance of the replaced asset,

     . has an asset rate not less than, and not more than one percentage point in excess of, the asset rate of the replaced asset,

     .    has a net rate at least equal to the net rate of the replaced asset,

     . has a remaining term to maturity not greater than, and not more than one year less than, that of the replaced asset,

     . has a Loan-to-Value Ratio as of the first day of the month in which the substitution occurs equal to or less than the Loan-to-Value Ratio of the replaced asset as of such date, in each case, using the appraised value at origination, and after taking into account the monthly payment due on this date, and

     . complies with each representation and warranty in Section _____ of the indenture and in the sales agreement.

     In the event that more than one asset is substituted for a replaced asset, the unpaid principal balances may be determined on an aggregate basis, and the asset rate, net rate and term on a weighted average basis, provided that no qualified substitute asset may have an original term to maturity beyond the latest original term to maturity of any asset assigned to the trust on the closing date.

     In addition, any replaced asset that is a mortgage loan may only be replaced by another mortgage loan.

     [Asset Seller] will deposit cash into the certificate account in the amount, if any, by which the aggregate of the unpaid principal balances of any replaced assets exceeds the aggregate of the unpaid principal balances of the assets being substituted for the replaced assets. Also, if it is discovered that the actual Scheduled Principal Balance of an asset is less than the Scheduled Principal Balance identified for the asset on the asset schedule, [Asset Seller] may, at its option, deposit the amount of the discrepancy into the certificate account instead of repurchasing the asset. Any deposit will be treated as a partial principal prepayment.

     In addition, [Asset Seller] is required to indemnify Southpoint Residential Mortgage and its assignees, including the trust, against losses and damages they incur as a result of breaches of [Asset Seller]'s representations and warranties. [Asset Seller]'s obligation to repurchase or substitute for an asset affected by a breach of a representation or warranty and to indemnify Southpoint Residential Mortgage and its assignees for losses and damages caused by a breach constitute the sole remedies available to the indenture trustee and the noteholders for a breach of a representation or warranty under the indenture or the sales agreement with respect to the assets.

[Conveyance of Subsequent Assets and Pre-Funding Account

     A Pre-Funding Account will be established by the indenture trustee and funded by Southpoint Residential Mortgage on the closing date to provide the trust with funds to purchase

Subsequent Assets. The Subsequent Assets will be purchased by the trust during the Pre-Funding Period, which will begin on the closing date and end on ______ __, _____. The Pre-Funded Amount will initially equal the difference between the aggregate certificate principal balance of the offered notes on the closing date and the aggregate Scheduled Principal Balance of the initial assets as of the Cut-Off Date. In the event that the trust is unable to acquire sufficient qualifying assets by _______, any amounts remaining in the Pre-Funding Account will be applied as a partial principal prepayment to noteholders entitled to the payment on the first date distributions are made. Any investment income earned on amounts on deposit in the Pre-Funding Account will be paid to Southpoint Residential Mortgage and will not be available for distribution to noteholders.

     Under the indenture, the trust will be obligated to purchase Subsequent Assets from Southpoint Residential Mortgage during the Pre-Funding Period, if available. Subsequent Assets will be transferred to the trust pursuant to subsequent transfer instruments between Southpoint Residential Mortgage and the trust. Each Subsequent Asset, if it is a mortgage asset, will have been underwritten in accordance with [Southpoint Residential Mortgage's] [the Asset Seller's] standard underwriting criteria. In connection with the purchase of Subsequent Assets on each Subsequent Transfer Date, the trust will be required to pay to Southpoint Residential Mortgage from amounts on deposit in the Pre-Funding Account a cash purchase price of 100% of the Scheduled Principal Balance of the Subsequent Assets as of the related Cut-Off Date. Any conveyance of Subsequent Assets on a Subsequent Transfer Date must satisfy conditions including, but not limited to

     . each Subsequent Asset must satisfy the representations and warranties specified in the related subsequent transfer instrument and the indenture,

     . Southpoint Residential Mortgage will not select Subsequent Assets in a manner that it believes is adverse to the interests of the noteholders,

     . each Subsequent Asset must not be more than 30 days delinquent as of its Cut-off Date,

     . as a result of the purchase of the Subsequent Assets, the notes will not receive from _______ or ________ a lower credit rating than the rating assigned at the initial issuance of the notes, and

     . an independent accountant will provide a letter stating whether or not the characteristics of the Subsequent Assets conform to the characteristics described in this prospectus supplement.

Following the end of the Pre-Funding Period, the asset pool must satisfy the following criteria

     . the weighted average asset rate must not be less than ____% or more than ____%,

     . the weighted average remaining term to stated maturity must not be less than ____ months or more than ____ months,

     . the weighted average Loan-to-Value Ratio must not be greater than ____%,

     . not less than ____% of the asset pool, by Scheduled Principal Balance, must be attributable to loans to purchase new assets, and

     . not more than ____%, ____% and ____% of the assets located in _______________, ______________, or any other individual state, respectively.

     Information regarding Subsequent Assets comparable to the disclosure regarding the initial assets provided in this prospectus supplement will be filed on a report on Form 8-K with the SEC within 15 days following the end of the Pre-Funding Period.]

                    Maturity and Prepayment Considerations

     The assets had terms to maturity at origination ranging from ___ months to 360 months, but may be prepaid in full or in part at any time. The prepayment experience of the assets, including prepayments due to liquidations of defaulted assets, will affect the weighted average life of the notes. Based on the servicer's experience with the portfolio of assets it services, the servicer anticipates that a number of assets will be liquidated or prepaid in full prior to their respective maturities. A number of factors, including homeowner mobility, general and regional economic conditions and prevailing interest rates may influence prepayments. In addition, any repurchases of assets on account of breaches of representations and warranties will have the same effect as prepayments of the assets and accordingly will affect the life of the notes. Natural disasters may also influence prepayments. Most of the Assets contain provisions that prohibit the obligors from selling an underlying mortgaged property without the prior consent of the holder of the asset. These provisions may not be enforceable in some states. The servicer's policy is to permit most sales of mortgaged properties without accelerating the assets where the proposed buyer meets the servicer's then-current underwriting standards and either enters into an assumption agreement or executes a new note, contract or other form of indebtedness for the unpaid balance of the existing asset. The execution of a new contract or mortgage note and mortgage would have the same effect as a prepayment of the existing asset in full. See "Certain Legal Aspects of Mortgage Loans" in the prospectus.

Weighted Average Lives of the Notes

     The following information is given solely to illustrate the effect of prepayments of the assets on the weighted average life of the notes under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced with respect to the assets.

     Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security until each dollar of principal of the security will be repaid to the investor. The weighted average lives of the offered notes will be affected by the rate at which principal on the assets is paid. Principal payments on assets may be in the form of scheduled amortization or prepayments --- for this purpose, the term prepayment includes any voluntary prepayment by an obligor, the receipt of Liquidation Proceeds upon disposition of the property securing any defaulted asset and the receipt of the Repurchase Price for any asset upon its repurchase by [Asset Seller] as a result of any breaches of its representations and warranties.

Prepayments on contracts and mortgage loans may be measured relative to a prepayment standard or model. The [prepayment model] (the "[prepayment model]") is based on an assumed rate of prepayment each month of the then unpaid principal balance of a pool of new assets. A prepayment assumption of 100% [prepayment model] assumes constant prepayment rates of ___% per annum of the then unpaid principal balance of the assets in the first month of the life of the contracts and mortgage loans and an additional ____% per annum in each month thereafter until the 24th month. Beginning in the 24th month and in each month thereafter during the life of all of the contracts and mortgage loans, 100% [prepayment model] assumes a constant prepayment rate of ____% per annum each month.

     As used in the following tables "0% [prepayment model]" assumes no prepayments on the assets; "100% [prepayment model]" assumes the assets will prepay at rates equal to 100% of the [prepayment model] assumed prepayment rates; "200% [prepayment model]" assumes the assets will prepay at rates equal to 200% of the [prepayment model] assumed prepayment rates; and so on.

     There is no assurance, however, that the rate of prepayments of the assets will conform to any level of the [prepayment model], and no representation is made that the assets will prepay at the prepayment rates shown or any other prepayment rate. Southpoint Residential Mortgage makes no representations as to the appropriateness of the [prepayment model].

Modeling Assumptions and [prepayment model] Tables

     The asset prepayment tables (the "[prepayment model] Tables") were prepared based upon the assumptions that there are no delinquencies on the assets and that there will be a sufficient Available Distribution Amount to distribute all accrued interest and the Principal Distribution Amount due (collectively, the "Modeling Assumptions").

     The percentages and weighted average lives in the following tables were determined assuming that

     . scheduled interest and principal payments on the assets will be received each month on their Due Dates and full prepayments on and liquidations of the assets will be received on the last day of each month, commencing in ________ 2001, and will include 30 days of interest,

     . the assets have the characteristics set forth in the two tables provided,

     . the initial certificate principal balance and pass-through rate of the notes are as described in this prospectus supplement,

     . no Due Date Interest Shortfalls will arise in connection with prepayments in full or liquidations of the assets,

     . no losses will be experienced on any assets included in the asset pool,

     . the closing date for the issuance of the notes will be _________________,

     . cash distributions will be received by the holders of the notes on ____________ and on the 15th day of each month thereafter until retirement of the notes,

     . 1 year CMT is assumed to be ____% per annum, and One-Month LIBOR is assumed to be ____% per annum, and

     . the assets will prepay monthly at the percentages of [prepayment model] indicated in the [prepayment model] Tables.

     No representation is made that the assets will experience delinquencies or losses at the respective rates assumed or at any other rates.

                   Assumed Fixed Rate Asset Characteristics

                        Scheduled                  Remaining
                    Principal Balance               Term to
                        As of the                   Maturity   Seasoning
                      Cut-off-Date     Asset Rate   (Months)   (Months)
                      ------------     ----------   --------   --------
Level Pay Assets
1.................    ____________     __________     ____       _____
2.................    ____________     __________     ____       _____
3.................    ____________     __________     ____       _____
4.................    ____________     __________     ____       _____
5.................    ____________     __________     ____       _____

                              Step-Up Rate Assets

                 Scheduled             Remaining
             Principal Balance          Term to                Months to  Months to  Months to  First Step  Second Step  Third Step
                 As of the      Asset   Maturity   Seasoning     First     Second      Third       Rate        Rate         Rate
               Cut-off Date     Rate    (Months)    (Months)     Step       Step       Step        Step        Step         Step
             -----------------  -----  ----------  ----------  ---------  ---------  ---------  ----------  -----------  ----------
1........       __________       ____     ____         ___        ___        ___        ___        _____       ____         ____
2........       __________       ____     ____         ___        ___        ___        ___        _____       ____         ____
3........       __________       ____     ____         ___        ___        ___        ___        _____       ____         ____

_____________________

* Not applicable.

                 Assumed Adjustable Rate Asset Characteristics

                 Scheduled             Remaining
             Principal Balance          Term to                           Months to  Lifetime   Periodic                  Reset
                 As of the      Asset   Maturity   Seasoning     Gross    Next Rate    Rate       Rate                  Frequency
               Cut-off Date     Rate    (Months)    (Months)     Margin    Change       Cap        Cap       Index       Months
1.......       $____________     ___%      ___          __            %      ___       ____%      ____%   1 year CMT       ___

     There will be discrepancies between the assets actually included in the trust and the assumptions made as to the characteristics of the assets in preparing the [prepayment model] Tables. There is no assurance that prepayment of the assets will conform to any of the constant percentages of [prepayment model] described in the [prepayment model] Tables or any other constant rate. Among other things, the [prepayment model] Tables assume that the assets prepay at the indicated constant percentages of [prepayment model], even though the assets may vary substantially as to asset rates and original terms to maturity. Variations in actual prepayment experience for the assets will increase or decrease the percentages of initial principal balances and weighted average lives shown in the [prepayment model] Tables. Assuming no prepayments, the step-up rate loans and the Adjustable Rate Loans will cause the Weighted Average Net Asset Rate for the assets to rise from approximately _____% per annum at the Cut-off Date to a maximum of approximately _____% per annum, as the asset rates on the step-up rate loans and the Adjustable Rate Loans increase. Weighted Average Net Asset Rate means for any distribution date, a rate equal to

     . the weighted average of the asset rates applicable to the scheduled monthly payments that were due in the related Collection Period on outstanding assets, less

     .    the Servicing Fee Rate.

     The [prepayment model] Tables indicate the weighted average life of the notes and set forth the percentage of the initial principal balance of the notes that would be outstanding after each of the dates shown assuming prepayments of the assets occur at various percentages of [prepayment model]. The weighted average life of the notes set forth in the [prepayment model] Tables has been determined by multiplying the amount of each principal payment on the notes by the number of years from the date of delivery of the notes to the related distribution date, summing the results and dividing the sum by the total principal to be paid on the notes. See "Maturity and Prepayment Considerations" in the prospectus.

     Please make your investment decisions on a basis that includes your determination as to anticipated prepayment rates based on your own assumptions as to the matters discussed in this prospectus supplement

     Percentage of Initial Certificate Principal Balances Outstanding

                      Notes at the following
                 Percentages of [prepayment model]
                 ---------------------------------

                        0%    100%  150%  200%  250%  300%

Initial Percent......   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __

_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
_____ 15, 200[_].....   __     __    __    __    __    __
Avg Life In Years:...   __     __    __    __    __    __

     This [prepayment model] Table has been prepared based on the Modeling Assumptions, including the assumptions regarding the characteristics and performance of the assets, which will differ from their actual characteristics and performance, and should be read in conjunction with these assumptions.

[Pre-Funding

     The notes will be prepaid in part on the first distribution date after the Pre-Funding Period if any Pre-Funding Amount remains in the Pre-Funding Account on this distribution date. These amounts will be treated as a partial principal prepayment. It is expected that substantially all of the Pre-Funded Amount will be used to acquire Subsequent Assets. It is unlikely, however, that the aggregate Scheduled Principal Balance of the Subsequent Assets purchased by the trust will be identical to the Pre-Funded Amount, and consequently, noteholders will likely receive some prepayment of principal.]

Factors Affecting Prepayments

     The rate of principal payments on pools of assets is influenced by a variety of economic, geographic, social and other factors, including the prevailing level of interest rates from time to time and the rate at which owners of assets sell their assets or default on their loans. Other factors affecting prepayment of assets include changes in obligors' housing needs, job transfers, unemployment and obligors' net equity in the mortgaged properties.

     In general, if prevailing interest rates fall significantly below the interest rates on the assets in your pool, these assets are likely to experience higher prepayment rates than if prevailing interest rates remained at or above the rates borne by these assets, because the obligors may refinance and obtain new loans with lower interest rates and lower monthly payments. Conversely, if prevailing interest rates rise above the interest rates on these assets, the rate of prepayment would be expected to decrease because new loans would bear higher interest rates and require higher monthly payments.

     The assets may be prepaid by the obligors at any time without imposition of any prepayment fee or penalty. In addition, defaults on assets leading to repossession, and foreclosure in the mortgage loans, and the ultimate liquidation of the related mortgaged properties, may occur with greater frequency during their early years. Prepayments, liquidations and repurchases of the assets will result in distributions of principal to noteholders of amounts that would otherwise have been distributed over the remaining terms of the assets. See "Yield on the Offered Notes" in this prospectus supplement.

     [Asset Seller], as seller under the sales agreement, may be required to repurchase assets if it breaches its representations and warranties contained in the sales agreement. Any repurchase of an asset will have the same effect as a prepayment in full of the asset and will affect your yield to maturity. See "The Asset Pool -- Conveyance of Contracts" in this prospectus supplement.

                              Yield on the Notes

     Distributions of interest on the notes on any distribution date will include interest accrued thereon through the last day of the month preceding the month in which this distribution date occurs. Because interest will not be distributed on the notes until the 15th day, or, if this day is not a business day, then on the next succeeding business day, of the month following the month in which this interest accrues, the effective yield to the holders of the notes will be lower than the yield otherwise produced by the pass-through rate and purchase price.

     The yield to maturity of, and the amount of distributions on, each the notes will be related to the rate and timing of principal payments on the assets. The rate of principal payments on the assets will be affected by the amortization schedules of the assets and by the rate of principal prepayments, including for this purpose payments resulting from refinancings, liquidations of the assets due to defaults, casualties, condemnations and repurchases by or on behalf of Southpoint Residential Mortgage or [Asset Seller], as the case may be. No assurance can be given as to the rate of principal payments or on the prepayments on the assets.

     Delinquencies on assets could produce payment delays and could lead to repossessions of assets and foreclosures in the case of mortgage loans. Repossession of assets or foreclosure on a real property or mortgaged property and the subsequent resale of the home securing assets or a property securing a mortgage loan may produce net liquidation proceeds that are less than the Scheduled Principal Balance of the related asset plus interest accrued and the expenses of sale. This shortfall upon repossession and disposition of an asset or foreclosure on a real property or mortgaged property would result in a Realized Loss on the asset.

     The timing of changes in the rate of prepayments and defaults on the assets may affect an investor's actual yield to maturity significantly, even if the average rate of principal payments and defaults experienced over time is consistent with an investor's expectations. In general, the earlier a prepayment of principal of or a default on an asset, the greater will be the effect on the investor's yield to maturity. As a result, the effect on an investor's yield of principal payments or defaults occurring at a rate higher --
- or lower --- than the rate anticipated by the investor during the period immediately following the issuance of the notes would not be fully offset by a subsequent like reduction --- or increase --- in the rate of principal payments or defaults.

     If a purchaser of notes calculates its anticipated yield based on an assumed rate of default and an assumed amount of Realized Losses that are lower than the default rate and amount of Realized Losses actually incurred and the amount of Realized Losses actually incurred is not entirely covered by Excess Interest, the purchaser's actual yield to maturity will be lower than that so calculated. The timing of Realized Losses on liquidated loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses are consistent with an investor's expectations. There can be no assurance that the delinquency or repossession experience set forth in this prospectus supplement under the heading "Servicing of the Assets -- Delinquency and Loan Loss/Repossession Experience" will be representative of the results that may be experienced with respect to the assets. There can be no assurance as to the delinquency, repossession, foreclosure or loss experience with respect to the assets.

     If the purchaser of a note offered at a discount from its Parity Price calculates its anticipated yield to maturity based on an assumed rate of payment of principal that is faster than that actually experienced on the assets, the actual yield to maturity will be lower than that so calculated. Similarly, if the purchaser of a note offered at a premium above its Parity Price calculates its anticipated yield to maturity based on an assumed rate of payment of principal that is slower than that actually experienced on the assets, the actual pre-tax yield to maturity will be lower than that so calculated. Parity Price is the price at which a security will yield its coupon.

     While partial prepayments of principal on the assets are applied on Due Dates for the assets, obligors are not required to pay interest on the assets after the date of a full prepayment of principal. As a result, full prepayments of assets in advance of their Due Dates during the Collection Period will reduce the amount of interest received from obligors during that Collection Period to less than one month's interest on all the assets. If a sufficient number of assets are prepaid in full during the Prepayment Period in advance of their respective Due Dates, then interest payable on all of the assets during the related Collection Period may be less than the interest payable on all of the notes with respect to the Collection Period. See "Description of the Offered Notes" in this prospectus supplement.

     [Investors in the notes should understand that the timing of changes in the level of One-Month LIBOR may affect the actual yields to investors even if the average level is consistent with the investor's expectations. Each investor must make an independent decision as to the appropriate One-Month LIBOR assumption to be used in deciding whether to purchase a note.]

     The aggregate amount of distributions and the yield to maturity of the notes will also be affected by early payments of principal on the assets resulting from any purchases of assets not conforming to representations and warranties of [Asset Seller] and by the exercise by the servicer of its option to purchase the assets and other assets of the trust, thereby effecting early retirement of any outstanding notes. The indenture trustee shall solicit bids for the purchase of all assets, REO Properties and Repo Properties remaining in the trust. The indenture trustee shall sell these assets, REO Properties and Repo Properties only if the net proceeds to the trust from the sale would at least equal the redemption price. The net proceeds from the sale will be distributed first to the servicer to reimburse it for all previously unreimbursed Liquidation Expenses paid and Advances made by, and not previously reimbursed to, it with respect to the assets and second to the Holders of the notes and the servicer. Accordingly, it is possible that your notes could be redeemed at a price less than their outstanding principal amount plus accrued and unpaid interest.

     If the net proceeds from the sale would not at least equal the redemption price, the indenture trustee shall decline to sell the assets, REO Properties and Repo Properties and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the assets, REO Properties and Repo Properties.

                                   The Trust

General

     The trust will be created pursuant to the trust agreement executed by Southpoint Residential and the owner trustee. The trust will consist of the assets, including all rights to receive payments due on the assets after the Cut-off Date; any asset, real property or mortgaged property acquired by repossession, foreclosure or by deed in lieu of foreclosure; the rights to receive the proceeds of any standard hazard insurance policies maintained with respect to the mortgaged properties and of any FHA insurance maintained with respect to the assets; and certain rights of Southpoint Residential Mortgage relating to the enforcement of representations and warranties made by [Asset Seller] relating to the assets.

     The notes will be issued pursuant to an indenture. This summary of the provisions of the indenture does not purport to be complete. Reference is made to the prospectus for important information in addition to that set forth in this prospectus supplement regarding the terms and conditions of the offered notes. A copy of the indenture relating to the notes, in the form in which it was executed by the trust, [the servicer] and the indenture trustee, without exhibits, will be filed with the SEC in a Current Report on Form 8-K within 15 days after the closing date.

The Indenture Trustee

     The indenture trustee is _____________. Any notices to the indenture trustee relating to the notes or the indenture should be sent to
_________________________________________.

     Investors may contact the indenture trustee's corporate trust office by telephone to ascertain the note principal balance of the notes and the then current pass-through rate applicable to the notes. The telephone number currently maintained by the indenture trustee for the purpose of reporting this information is (___) ___________. Southpoint Residential Mortgage will file a Current Report on Form 8-K with the SEC within 15 days following the closing date. This Current Report on Form 8-K will specify the initial principal amount of the notes.

     The indenture trustee may resign at any time, in which event Southpoint Residential Mortgage will be obligated to appoint a successor indenture trustee. Southpoint Residential Mortgage may also remove the indenture trustee if the indenture trustee ceases to be eligible to continue as such under the indenture or if the indenture trustee becomes insolvent. In these circumstances, Southpoint Residential Mortgage will also be obligated to appoint a successor indenture trustee. Any resignation or removal of the indenture trustee and appointment of a successor indenture trustee will not become effective until acceptance of the appointment by the successor indenture trustee.

     The indenture requires the indenture trustee to maintain, at its own expense, an office or agency where notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the indenture trustee and the Note Registrar in respect of the notes pursuant to the indenture may be served.

The Owner Trustee

     [_________________, a Delaware banking corporation,] will act as owner trustee under the owner trust agreement. [Wilmington Trust Company's] principal offices are located at [______________________, Wilmington, Delaware _________.] Certain functions of the owner trustee under the owner trust agreement will be performed by the indenture trustee.

Auction Sale

     The indenture trustee shall solicit bids for the purchase of all assets, REO Properties and Repo Properties remaining in the trust. The indenture trustee shall sell the assets, REO Properties and Repo Properties only if the net proceeds to the trust from the sale would at least equal the redemption price, and the net proceeds from the sale will be distributed first to the servicer to reimburse it for all previously unreimbursed Liquidation Expenses paid and Advances made by, and not previously reimbursed to, it with respect to the assets and second to the noteholders and the servicer in accordance with the distribution priorities set forth under "Description of the Offered Noteholders -- Distributions -- Priority of Distributions" in this prospectus supplement. Accordingly, it is possible that your notes could be redeemed by reason of an auction sale at a price less than their outstanding principal amount plus accrued and unpaid interest. If the net proceeds from the sale would not at least equal the redemption price, the indenture trustee shall decline to sell the assets, REO Properties and Repo Properties and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the assets, REO Properties and Repo Properties.

Termination of the Agreement

     The indenture will terminate upon the last action required to be taken by the indenture trustee on the final distribution date following the later of the purchase by the servicer of all assets and all property acquired in respect of any asset remaining in the trust estate, as described under " -- "Auction Sale" in this prospectus supplement and the final payment or other liquidation, or any related advance, of the last asset remaining in the trust estate or the disposition of all property acquired upon repossession or foreclosure on any mortgaged property.

     Upon presentation and surrender of the notes, the indenture trustee shall cause to be distributed, to the extent of available funds, to the noteholders on the final distribution date the amounts due them in accordance with the indenture. The amount remaining on deposit in the note account, other than amounts retained to meet claims, after all required distributions have been made to the holders of the notes, or to the Termination Account, will be paid to the [ Asset Seller ], in accordance with the provisions of the indenture.

Voting Rights

     The voting rights of the trust will be allocated to the notes in proportion to their respective note principal balances. For a description of the limited matters on which the noteholders may vote, see "The Agreements" in the prospectus.

Reports to Noteholders

     The indenture trustee will furnish the noteholders with monthly statements prepared by the servicer (each, a "Remittance Report") containing information with respect to principal and interest distributions on the notes and Realized Losses on the assets. Any financial information contained in these reports will not have been examined or reported upon by an independent public accountant. Copies of the monthly statements and any annual reports prepared by the servicer evidencing the status of its compliance with the provisions of a indenture will be furnished to related noteholders upon request addressed to the indenture trustee.

     A Remittance Report for a distribution date will identify the following items

     .    the Available Distribution Amount for the related distribution date,

     . the Interest Distribution Amount and the carryover amounts for the notes for the related distribution date, and the amount of interest of each category to be distributed based upon the Available Distribution Amount for the related distribution date,

     . the amount to be distributed on the related distribution date on the notes to be applied to reduce the note principal balance, separately identifying any portion of the amount attributable to prepayments, and the aggregate of any Principal Distribution Amounts remaining unpaid from previous distribution dates for the notes for the related distribution date, and the amount to be distributed to reduce any Principal Distribution Amounts remaining unpaid from previous distribution dates based upon the Available Distribution Amount for the related distribution date,

     . the aggregate amount of P&I Advances required to be made by the servicer with respect to the related distribution date,

     . the amount of any Realized Losses incurred on the assets during the related Prepayment Period and in the aggregate since the Cut-off Date,

     . the note principal balance of the notes after giving effect to the distributions to be made on the related distribution date,

     . the aggregate Interest Distribution Amount remaining unpaid, if any, and the aggregate carryover amount remaining unpaid, if any, for the notes, after giving effect to the distributions to be made on the related distribution date,

     . the aggregate of any Principal Distribution Amounts remaining unpaid from previous distribution dates, if any, for the notes, after giving effect to the distributions to be made on the related distribution date,

     . the amount of the aggregate Servicing Fee in respect of the related distribution date,

     . the aggregate number and the aggregate of the unpaid principal balances of outstanding assets that are delinquent one month --- 30 to 59 days --- as of the end of the related Prepayment Period, delinquent two months --- 60 to 89 days --- as of the end of the related Prepayment Period, delinquent three months --- 90 days or longer --- as of the end of the related Prepayment Period and as to which repossession, foreclosure or other comparable proceedings have been commenced as of the end of the related Prepayment Period,

     . the aggregate number and the aggregate unpaid principal balance of outstanding contracts and outstanding mortgage loans, stated separately, for which the obligor is also a debtor, whether voluntary or involuntary, in a proceeding under the Bankruptcy Code; and the aggregate number and the aggregate Unpaid Principle Balance of outstanding contracts and outstanding mortgage loans for which the obligor is also a debtor, whether voluntary or involuntary, in a proceeding under the Bankruptcy Code, stated separately, that are delinquent one month --- 30 to 59 days --- as of the end of the related Prepayment Period, delinquent two months --- 60 to 89 days --- as of the end of the related Prepayment Period, and delinquent three months --- 90 days or longer --- as of the end of the related Prepayment Period, and

     . [the Pre-Funded Amount, if any, in the Pre-Funding Account on the related distribution date, the amount of funds, if any, used to purchase Subsequent Assets during the Pre-Funding Period and the amount of funds, if any allocated as a prepayment of principal at the end of the Pre-Funding Period.]

     In the case of information furnished pursuant to the second and third bullet points, the amounts shall be expressed, with respect to any note, as a dollar amount per $1,000 denomination.

                            Servicing of the Assets

The Servicer

     __________________ is incorporated in the state of ____________.  The servicer is primarily engaged in the business of underwriting, originating, pooling, selling and servicing [Asset Type]. The servicer's principal offices are located at ______________________________, telephone (___) ___-____.

Servicing Portfolio

     The servicer services all of the assets it originates or purchases --- except for some asset portfolios which it sells on a servicing-released basis --
- collecting loan payments, insurance premiums and other payments from borrowers and remitting principal and interest payments to the holders of the notes. The following table shows the composition of the servicer's servicing portfolio on the dates indicated.

                           Asset Servicing Portfolio

                                                      At ______ 30,               At ____ 31,

                                  199[  ]  199[  ]  200[  ]  200[  ]  200[  ]  200[  ]  200[  ]
                                  -------  -------  -------  -------  -------  -------  -------
                                              (Dollars in Thousands)
Total Number of Serviced
Assets
[Asset Seller] Originated
Acquired Portfolios
     Aggregate Outstanding Principal Balance

of Serviced Assets
[Asset Seller] Originated
Acquired Portfolios
     Average Outstanding Principal Balance

per Serviced Asset
[Asset Seller] Originated
Acquired Portfolios
     Weighted Average Interest Rate of Serviced

Assets
[Asset Seller] Originated
Acquired Portfolios

Delinquency and Loan Loss/Repossession Experience

     The following tables set forth information concerning the delinquency experience and the loan loss and repossession experience of the portfolio of assets, serviced by [Asset Seller], in each case for each of the servicer's fiscal years from ____ through ____. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the assets will be comparable to that set forth.

                            Delinquency Experience

                                                           At ______ 30,               At ____- 31,

                                       199[  ]  199[  ]  200[  ]  200[  ]  200[  ]  200[  ]  200[  ]
                                       -------  -------  -------  -------  -------  -------  -------
Total Number of Serviced Assets
     [Loan Seller] Originated
     Acquired Portfolios
Number of Delinquent Assets
     [Loan Seller] Originated:
     30 to 59 days past due
     60 to 89 days past due
     90 days or more past due
     Total Number of Assets Delinquent
     Acquired Portfolios:
     30-59 days past due
     60-89 days past due
     90 days or more past due
     Total Number of Assets Delinquent

          Total Delinquencies as a Percentage of Serviced

     Assets, by Number of Assets
     [Loan Seller] Originated
     Acquired Portfolios
     ______________

Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table. The period of delinquency is based on the number of days payments are contractually past due, assuming 30-day months. Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the following month.

                       Loan Loss/Repossession Experience

                                                                       At or for the
                                                                         Six Months
                                      At ________ 30,                 ended ______ 31,

                              199[  ]  199[  ]  200[  ]  200[ ]  200[  ]   200[  ]  200[  ]
                              -------  -------  -------  ------  -------   -------  -------
                              (Dollars in Thousands)
Total Number of Serviced Assets at Period End
Average Number of Serviced Assets During Period
Number of Serviced Assets Repossessed
     Serviced Assets Repossessed as a Percentage of Total

Serviced Assets (1)
     Serviced Assets Repossessed as a Percentage of Average

Number of
Serviced Assets
     Average Outstanding Principal Balance of Assets

[Loan Seller] Originated
Acquired Portfolios
     Net Losses from Asset Liquidations (2):

Total Dollars
[Loan Seller] Originated
Acquired Portfolios
As a Percentage of Average Outstanding Principal
Balance of Assets(3)
[Loan Seller] Originated
Acquired Portfolios

Percentages expressed in the six month tables are annualized.

(1) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(2) Net losses represent all losses incurred on [Loan Seller]-serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. The length of the accrual period for the amount of accrued and unpaid interest included in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than [Loan Seller].
(3) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets.

     The servicer owns few of the assets in the foregoing tables, and accordingly does not maintain loan loss reserves or charge-off loans. The policy with respect to the vast majority of loans reflected in these tables, which the servicer services primarily for the accounts of securitization trusts, is to reflect credit loss only when an REO Property or a Repo Property has been finally disposed of and not before. In most cases, disposition occurs shortly after the asset becomes 90 days delinquent; however it may occur before this time and it may occur later. This policy exists because only at the final disposition of the collateral does the servicer know with certainty the amount of the loss, if any, for reporting purposes.

     Macroeconomic and social conditions likely are responsible for the trend to some extent as well, although it is difficult to say for certain. For example, the U.S. economy has witnessed a general increase in consumer credit over the past several years, and credit also has been made more generally available to all economic classes than in the past. Finally, there seems to be an increased willingness on the part of consumers to seek the protection of federal bankruptcy laws.

     The data in the foregoing tables are presented for illustrative purposes only, and there is no assurance that the delinquency, loan loss and repossession experience of the assets will be similar to that set forth. The delinquency, loan loss and repossession experience of assets historically has been sharply affected by downturns in regional or local economic conditions. For instance, a downturn was experienced in areas dependent on the oil and gas industry in the 1980s, causing increased levels of delinquencies, repossessions and loan losses on assets in the affected areas. The asset pool consists primarily of contracts. Regional and local economic conditions are often volatile, and no predictions can be made regarding their effects on future economic losses upon repossessions or as to the levels of losses that will be incurred as a result of any repossessions of or foreclosures on assets. See "Risk Factors -- You May Experience A Loss On Your Investment If Losses And Delinquencies On Assets in The Trust Are High" in this prospectus supplement.

Collection and Other Servicing Procedures

     The servicer will administer, service and make collections on the assets, exercising the degree of care that the servicer exercises with respect to similar contracts serviced by the servicer.

     [Except for the step-up rate loans during their Step-up Periods], each Fixed Rate Asset bears interest at a fixed annual percentage rate and provides for level payments over the term of the asset that fully amortize the principal balance of the asset. All payments received on the assets --- other than payments allocated to items other than principal and interest or payments sufficient to pay the outstanding principal balance of and all accrued and unpaid interest on the assets --- will be applied when received first to any previously unpaid scheduled monthly payments, and then to the currently due monthly payment, in the chronological order of occurrence of the Due Dates for the monthly payments. Any payments on an asset that exceed the amount necessary to bring the asset current are applied to the partial prepayment of principal of the asset if the servicer determines, based on specific directions from the obligor as to the payment or on a course of dealing with the obligor, that the obligor intended the payment as a partial principal prepayment. If the servicer cannot determine the obligor's intent with respect to any excess payment, the servicer will apply the excess payment as an early payment of scheduled monthly payments for subsequent Due Dates to the extent the excess payment is an integral multiple of the obligor's scheduled monthly payment, and will apply the remainder of the excess payment as a partial principal prepayment.

Servicing Compensation and Payment of Expenses

     On each distribution date, the servicer will be entitled to receive a monthly Servicing Fee equal to _____% per annum (the "Servicing Fee Rate") multiplied by the aggregate Scheduled Principal Balance of the assets at the beginning of the related Collection Period, without giving effect to any principal prepayments, net liquidation proceeds and Repurchase Prices received (or Realized Losses incurred, during the related Prepayment Period). If [Asset Seller] is the servicer, the Servicing Fee in respect of a distribution date will be paid pursuant to clause (12) under "Description of the Offered Securities -- Distributions" in this prospectus supplement and only to the extent of funds available pursuant to clause (12), except that it may retain its Servicing Fee out of collections on the assets to the extent that the amount already on deposit in the note account for the related distribution date will allow the full distribution of all amounts required to be distributed pursuant to clauses (1) through (11) under "Description of the Offered Securities -- Distributions -- Priority of Distributions" in this prospectus on the related distribution date. If [Asset Seller] is not the servicer, the Servicing Fee in respect of each asset may be retained by the servicer at the time of the related collection on the asset or may be withdrawn from the note account at a later time, in which case the amount will not be part of the Available Distribution Amount.

     The Servicing Fee provides compensation for customary third-party servicing activities to be performed by the servicer for the trust and for additional administrative services performed by the servicer on behalf of the trust. Customary servicing activities include collecting and recording payments, communicating with obligors, investigating payment delinquencies, providing billing and tax records to obligors and maintaining internal records with respect to each asset. Administrative services performed by the servicer on behalf of the trust include calculating distributions to noteholders and providing related data processing and reporting services for noteholders and on behalf of the indenture trustee. Expenses incurred in connection with servicing of the assets and paid by the servicer from its monthly Servicing Fee include, without limitation, payment of fees and expenses of accountants, payment of all fees and expenses incurred in connection with the enforcement of contracts or mortgage loans, except Liquidation Expenses, and payment of expenses incurred in connection with distributions and reports to noteholders. The servicer will be reimbursed out of the Liquidation Proceeds of a defaulted asset for all reasonable, out-of-pocket Liquidation Expenses incurred by it in repossessing, foreclosing on and liquidating the related mortgaged property.

     As part of its servicing fees, the servicer will also be entitled to retain, as compensation for the additional services provided in connection with the master servicing agreement, any late payment fees made by obligors, extension fees paid by obligors for the extension of scheduled payments and assumption fees paid in connection with permitted assumptions of assets by purchasers of the mortgaged properties, as well as investment earnings on funds in the note account.

Advances

     On or prior to the business day preceding each distribution date, the servicer will either

     . deposit from its own funds the related aggregate P&I Advance into the note account,

     . cause appropriate entries to be made in the records of the note account that funds in the note account that are not part of the Available Distribution Amount for the related distribution date have been used to make the aggregate P&I Advance,

     . if the note account is maintained by the indenture trustee, instruct the indenture trustee to use investment earnings on the note account to defray the servicer's P&I Advance obligation, or

     . make or cause to be made the aggregate P&I Advance through any combination of the methods described.

Any funds held for future distribution and used in accordance with the second bullet point must be restored by the servicer from its own funds or from early payments collected on the assets when they become part of a future Available Distribution Amount. The aggregate required P&I Advance for a distribution date is the sum of delinquent scheduled monthly payments due in the related Collection Period, exclusive of all Non-Recoverable Advances.

     P&I Advances are intended to maintain a regular flow of scheduled interest and principal payments to noteholders rather than to guarantee or insure against losses.

     The servicer will also be obligated to make advances ("Servicing Advances"), to the extent the servicer deems the Advances recoverable out of Liquidation Proceeds of, or from collections on, the related contract or mortgage loan, in respect of Liquidation Expenses and taxes and insurance premiums not paid by an obligor on a timely basis.

     The servicer may reimburse itself for Servicing Advances out of collections of the late payments in respect of which the Advances were made and, upon the determination that a Non-recoverable Advance has been made in respect of an asset or upon an asset becoming a liquidated loan, out of Funds in the note account for unreimbursed amounts advanced by it in respect of the asset. In addition, the servicer may reimburse itself out of funds in the note account for unreimbursed amounts advanced by it in respect of P&I Advances.

Successors to Servicer, Delegation of Duties

     Any entity with which the servicer is merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the servicer is a party, or any entity succeeding to the business of the servicer, will be the successor to the servicer under the master servicing agreement so long as each rating agency has delivered to the indenture trustee a letter to the effect that the successorship will not result in a downgrading of the rating then assigned by the rating agency to the notes. The servicer may delegate computational, data processing, collection and foreclosure, including repossession, duties under the master servicing agreement without any notice to or consent from Southpoint Residential Mortgage or the indenture trustee, provided that the servicer will remain fully responsible for the performance of these duties.

                                Use of Proceeds

     Substantially all of the net proceeds to be received from the sale of the notes will be used to purchase the assets and to pay other expenses connected with pooling the assets and issuing the notes.

                                 Underwriting

     Southpoint Residential Mortgage [and Asset Seller] have entered into an underwriting agreement dated ______________________ with _____________________
and _______________________________________ (the "Underwriters"), for whom
__________________________________ is acting as representative (the
"Representative"). In the underwriting agreement, Southpoint Residential Mortgage has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase, the principal amount of the offered notes set forth opposite each of their names:

                    [Underwriter]               $_________
                    [Underwriter]               $_________
                            Total.........      $_________

     The underwriting agreement provides that there are conditions precedent to the obligations of the several Underwriters and that the Underwriters will be obligated to purchase all of the offered notes if any of the offered notes are purchased. In the event of default by any Underwriter, the underwriting agreement provides that, in some circumstances, the purchase commitments of the nondefaulting Underwriter may be increased or the underwriting agreement may be terminated.

     Southpoint Residential Mortgage has been advised by the Representative that the several Underwriters propose to offer the offered notes to the public initially at the respective public offering prices set forth on the cover page of this prospectus supplement, and to dealers at such prices less a concession not in excess of the amount set forth. The Underwriters and dealers may allow a discount not in excess of the amount set forth to other dealers. After the initial public offering of the offered notes, the public offering prices and concessions and discounts to dealers may be changed by the Representative.

                  Concession            Discount
                  (Percent of         (Percent of
                  Principal             Principal
                    Amount)              Amount)
                    -------              -------

                     _____% ..........    _____%

     The Underwriters and any dealers that participate with the Underwriters in the distribution of the offered notes may be deemed to be underwriters, and any discounts, concessions or commissions received by them, and any profit on the resale of the offered notes purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Act").

     Southpoint Residential Mortgage [and Asset Seller] have agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Act, or contribute to payments which the Underwriters may be required to make.

     The Underwriters may engage in over-allotment, stabilizing transactions, syndicate covering transactions and penalty bids in accordance with Regulation M under the Securities Exchange Act of 1934 (the "Exchange Act"). Over-allotment involves syndicate sales in excess of the offering size, which creates a syndicate short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum. Syndicate covering transactions involve purchases of the offered notes in the open market after the distribution has been completed in order to cover syndicate short positions. Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when the offered notes originally sold by syndicate member are purchased in a syndicate covering transaction to cover syndicate short positions. Stabilizing transactions, syndicate covering transactions and penalty bids may cause the price of the offered notes to be higher than it would otherwise be in the absence of these transactions. These transactions, if commenced, may be discontinued at any time.

     [Insert market making disclosure, if appropriate]

     Southpoint Residential Mortgage estimates that its expenses in connection with the issuance and offering of the notes will be approximately $________. This information concerning Southpoint Residential Mortgage's fees and expenses is an approximation and may be changed by future contingencies.

                    Certain Federal Income Tax Consequences

General

     In the opinion of Hunton & Williams, counsel to Southpoint ("Tax Counsel") for federal income tax purposes, the notes will be characterized as debt and the trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation or taxable mortgage pool. Each noteholder, by the acceptance of a note, will agree to treat the notes as indebtedness for federal income tax purposes. See "Certain Material Federal Income Tax Considerations" in the Prospectus for additional information concerning the application of Federal income tax laws to the trust and the notes.

     The notes, depending on their issue prices, may be treated as having been issued with original issue discount. As a result, holders of the notes may be required to recognize income with respect to the notes somewhat in advance of the receipt of cash attributable to that income. The prepayment assumption that will be used for the purpose of computing original issue discount for federal income tax purposes if __% of the prepayment assumption.

                             ERISA Considerations

General

     Title I of the Employee Retirement Income Security Act of 1974, as amended, and section 4975 of the Internal Revenue Code of 1986, as amended, impose restrictions on retirement plans and other subject employee benefits plans or arrangements and on persons who are parties in interest or disqualified persons with respect to plans. Some employee benefit plans, such as governmental plans and church plans are not subject to the restrictions of ERISA, and assets of these plans may be invested in the notes without regard to ERISA considerations, subject to other federal and state law. However, a governmental or church plan that is qualified under section 401(a) of the Code and exempt from taxation under section 501(a) of the Code is subject to the prohibited transaction rules of section 503 of the Code. Any plan fiduciary that proposes to cause a plan to acquire any of the notes should consult with its counsel with respect to the potential consequences under ERISA and the Code of the plan's acquisition and ownership of the Notes. See "ERISA Considerations" in the accompanying prospectus.

     Investments by plans are also subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a plan's investments be made in accordance with the documents governing the plan.

Prohibited Transactions

     Section 406 of ERISA prohibits parties in interest from engaging in transactions involving a plan and its assets unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code imposes excise taxes, or, in some cases, a civil penalty may be assessed pursuant to section 502(i) of ERISA, on parties in interest that engage in non-exempt prohibited transactions.

     The United States Department of Labor has issued regulations concerning the definition of what constitutes the assets of a plan for purposes of ERISA and the prohibited transaction provisions of the Code. The plan asset regulation describes the circumstances under which the assets of an entity in which a plan invests will be considered to be "plan assets" such that any person who exercises control over such assets would be subject to ERISA's fiduciary standards. Under the plan asset regulation, generally when a plan invests in another entity, the plan's assets do not include, solely by reason of such investment, any of the underlying assets of the entity. However, the plan asset regulation provides that, if a plan acquires an "equity interest" in an entity, the assets of the entity will be treated as assets of the plan investor unless exceptions not applicable here apply.

     Under the plan asset regulation, the term "equity interest" is defined as any interest in an entity other than an instrument that is treated as indebtedness under "applicable local law" and which has no "substantial equity features." If the notes are not treated as equity interests in the owner trust for purposes of the plan asset regulation, a plan's investment in the notes would not cause the assets of the owner trust to be deemed plan assets.
However, Southpoint Residential Mortgage, the servicer, the indenture trustee, and the owner trustee may be the sponsor of or investment advisor with respect to one or more plans. Because such parties may receive certain benefits in connection with the sale of the notes, the purchase of notes using plan assets over which any such parties has investment authority might be deemed to be a violation of the prohibited transaction rules of ERISA and the Code for which no exemption may be available. Accordingly, the notes may not be purchased using the assets of any plan if Southpoint Residential Mortgage, the servicer, the indenture trustee, or the owner trustee has investment authority with respect to such assets.

     In addition, certain affiliates of the owner trustee might be considered or might become parties in interest with respect to a plan. Also, any holder of residual interest certificates, because of its activities or the activities of its respective affiliates, may be deemed to be a party in interest with respect to certain plans, including but not limited to plans sponsored by such holder. In either case, the acquisition or holding of the notes by or on behalf of such a plan could be considered to give rise to an indirect prohibited transaction within the meaning of ERISA and the Code, unless it is subject to one or more exemptions such as prohibited transaction class exemption 84-14, which exempts certain transactions effected on behalf of a plan by a "qualified professional asset manager," PTCE 90-1, which exempts certain transactions involving insurance company pooled separate accounts, PTCE 91-38, which exempts certain transactions involving bank collective investment funds, PTCE 95-60, which exempts certain transactions involving insurance company general accounts, or PTCE 96-23, which exempts certain transactions effected on behalf of a plan by certain "in-house asset managers." Each purchaser or transferee of a note that is a plan or is investing assets of a plan shall be deemed to have represented that the relevant conditions for exemptive relief under at least one of the foregoing exemptions have been satisfied.

     If the notes are deemed to be equity interests in the owner trust, the owner trust could be considered to hold plan assets by reason of a plan's investment in the notes. In such an event, the servicer and other persons exercising management or discretionary control over the assets of the owner trust may be deemed to be fiduciaries with respect to investing plans and thus subject to the fiduciary responsibility provisions of Title I of ERISA, including the prohibited transaction provisions of section 406 of ERISA, and section 4975 of the Code with respect to transactions involving the owner trust's assets. There can be no assurance that any statutory or administrative exemption will apply to all prohibited transactions that might arise in connection with the purchase or holding of an equity interest in the owner trust by a plan.

Review by Plan Fiduciaries

     Any plan fiduciary considering whether to purchase any notes on behalf of a plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment and the availability of any prohibited transaction exemptions. The sale of notes to a plan is in no respect a representation by Southpoint Residential Mortgage or the Underwriters that this investment meets all relevant requirements with respect to investments by plans generally or any particular plan or that this investment is appropriate for plans generally or any particular plan.

                                    Ratings

     It is a condition to the issuance of the notes that the notes obtain a ________ and ___________ratings by _____ and ______, respectively:

     The ratings on asset-backed notes address the likelihood of the receipt by noteholders of all distributions on the underlying assets to which they are entitled. Rating opinions address the structural, legal and issuer-related aspects associated with the securities, including the nature of the underlying assets. Ratings on asset-backed notes do not represent any assessment of the likelihood that principal prepayments will be made by borrowers with respect to the underlying assets or of the degree to which the rate of prepayments might differ from that originally anticipated. As a result, the ratings do not address the possibility that holders of the offered notes purchased at a premium might suffer a lower than anticipated yield in the event of rapid prepayments of the assets or in the event that the trust is terminated prior to the Final Scheduled distribution date for the notes.

     A security rating is not a recommendation to buy, sell or hold securities and may be revised or withdrawn at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

     Southpoint Residential Mortgage will request _______ and _______ to rate the offered notes. There can be no assurance as to whether any rating agency not requested to rate the offered notes will nonetheless issue a rating and, if so, what the rating would be. A rating assigned to the offered notes by a rating agency that has not been requested by Southpoint Residential Mortgage to do so may be lower than the rating assigned by a rating agency pursuant to Southpoint Residential Mortgage's request.

                        Legal Investment Considerations

     [If pre-funding account is used the notes become mortgage related securities for SMMEA after pre-funded amount is reduced to zero.] [The notes will not be SMMEA if junior lien assets are included in the trust.] The notes will constitute mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 for so long as they are rated in one of the two highest rating categories by one or more nationally recognized statistical rating organizations. As mortgage related securities, the notes will be legal investments for entities to the extent provided in SMMEA, unless there are state laws overriding SMMEA. A number of states have enacted legislation overriding the legal investment provisions of SMMEA. See "Legal Investment Considerations" in the prospectus.

     Any financial institution regulated by the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, the National Credit Union Administration, any state insurance commission or any other federal or state agency with similar authority should review any applicable rules, guidelines and regulations prior to purchasing any notes. Financial institutions should review and consider the applicability of the Federal Financial Institutions Examination Counsel Supervisory Policy Statement on the Selection of Securities Dealers and Unsuitable Investment Practices, to the extent adopted by their respective federal regulators, which, among other things, sets forth guidelines for investing in certain types of mortgage related securities and prohibits investment in high-risk mortgage securities.

     Southpoint Residential Mortgage makes no representations as to the proper characterization of the offered notes for legal investment or other purposes, or as to the legality of investment by particular investors in the notes under applicable legal investment restrictions. Accordingly, all institutions that must observe legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered notes constitute legal investments under SMMEA or must follow investment, capital or other restrictions. See "Legal Investment Considerations" in the prospectus.

                                 Legal Matters

     Legal matters will be passed upon for Southpoint Residential Mortgage by Hunton & Williams, Richmond, Virginia, and for the Underwriters by ____________________________________. The material federal income tax consequences of the offered notes will be passed upon for Southpoint Residential Mortgage by Hunton & Williams.

Prospectus
             Southpoint Residential Mortgage Securities Corporation
                                    Depositor

                            Pass-Through Certificates
                               Asset-Backed Notes
                               Issuable in Series

---------------------------
| Consider carefully the  |   Your securities
| risk factors beginning  |
| on page 1 in this       |   .  will evidence an ownership interest in or be
| prospectus              |      secured by the property of your trust and will
|                         |      be paid only from your trust's assets,
| Your securities will    |
| represent obligations   |   .  will be rated in one of the four highest rating
| of your trust only and  |      categories by at least one nationally
| will not represent      |      recognized rating organization, and
| interests in or         |
| obligations of          |   .  will be issued as part of a designated series
| Southpoint Residential  |      that may include one or more classes of
| Mortgage or any of its  |      securities and credit enhancement.
| affiliates. Unless      |
| expressly provided in   |   Your trust may include
| the accompanying        |
| prospectus supplement,  |   .  various types of one- to four-family
| your securities are not |      residential first and junior lien mortgage
| insured or guaranteed   |      loans, multifamily residential mortgage loans,
| by any person.          |      cooperative apartment loans or manufactured
|                         |      housing conditional sales contracts home equity
| This prospectus may be  |      loans, home improvement contracts and
| used to offer and sell  |      installment loan agreements, or beneficial
| any series of           |      interests in these items,
| securities only if      |
| accompanied by the      |   .  pass-through or participation certificates
| prospectus supplement   |      issued or guaranteed by Ginnie Mae, Fannie Mae
| for that series.        |      or Freddie Mac,
|                         |
|                         |   .  pass-through or participation certificates or
|                         |      other mortgage-backed securities issued or
|                         |      guaranteed by private entities, and
|                         |
|                         |   .  funding agreements secured by any of the above
|                         |      described assets.
|                         |
|                         |   Investors
|                         |
|                         |   .  will receive interest and principal payments
|                         |      from collections on their trust's assets but
|                         |      have no entitlement to payments from other
|                         |      assets of Southpoint Residential Mortgage.
---------------------------


Neither the SEC nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                 August __, 2001

             Important Notice About Information Presented in This
             Prospectus And The Accompanying Prospectus Supplement

     We provide information to you about your investment in two separate documents that progressively provide more detail: this prospectus, which provides general information, some of which may not apply to your series of securities and the accompanying prospectus supplement, which will describe the specific terms of your series of securities, including:

     .    the timing of interest and principal payments,
     .    statistical and other information about the specific assets of your trust,
     .    information about credit enhancement for each class,
     .    the ratings for each class, and
     .    the method for selling your securities.


     You should rely only on the information provided in this prospectus and the accompanying prospectus supplement, including the information incorporated by reference. We have not authorized anyone to provide you with different information. Your securities are not offered in any state where the offer is not permitted.

     We have included cross-references in this prospectus and in the accompanying prospectus supplement to captions in these materials where you can find further related discussions. The table of contents included in the accompanying prospectus supplement provides the pages on which these captions are located.

                               TABLE OF CONTENTS

Risk Factors.................................................................................................    1
Description of the Securities................................................................................   16
  General....................................................................................................   16
  Book-Entry Procedures and Definitive Certificates..........................................................   18
  Allocation of Collections from the Assets..................................................................   22
  Valuation of Mortgage Assets...............................................................................   24
  Optional Redemption or Termination.........................................................................   25
Maturity and Prepayment Considerations.......................................................................   25
Yield Considerations.........................................................................................   27
The Trusts...................................................................................................   29
  General....................................................................................................   29
  Assignment of Trust Assets.................................................................................   29
  The Trust Assets...........................................................................................   31
  Mortgage Loan Information in Prospectus Supplements........................................................   35
  Payment Provisions of the Mortgage Loans...................................................................   37
  Pre-Funding................................................................................................   40
  Asset Proceeds Account.....................................................................................   41
  Cash Flow Agreements.......................................................................................   41
  Credit Support.............................................................................................   41
  Subordinate Securities.....................................................................................   42
  Cross-Support Provisions...................................................................................   42
  Letter of Credit...........................................................................................   42
  Credit Support With Respect to MBS.........................................................................   43
  Reserve Fund or Accounts...................................................................................   43
  Financial Guarantee Insurance Policy.......................................................................   43
  Mortgage Insurance on the Mortgage Assets..................................................................   43
  Delivery of Additional Assets..............................................................................   54
  Investment of Funds........................................................................................   54
Sale and Servicing of the Mortgage Assets....................................................................   55
  General....................................................................................................   55
  Representations and Warranties.............................................................................   57
  Origination of the Mortgage Assets.........................................................................   58
  Payments on Mortgage Assets................................................................................   59
  Advances...................................................................................................   60
  Withdrawals................................................................................................   61
  Collection and Other Servicing Procedures..................................................................   63
  Third-Party Servicers......................................................................................   64
  Maintenance of Insurance Policies; Insurance Claims and Other Realization upon Defaulted Mortgage Assets...   64
  Evidence as to Servicing Compliance........................................................................   66
  Financial Assets...........................................................................................   67
The Agreements...............................................................................................   67
  Master Servicer or Securities Administrator................................................................   67
  Retained Interest; Servicing Compensation and Payment of Expenses..........................................   68
  The Trustee................................................................................................   69

  Amendment...........................................................       69
  Events of Default...................................................       70
  Rights Upon Event of Default........................................       71
  Reports to Securityholders..........................................       74
  Termination.........................................................       74
  Certain Terms of the Indenture......................................       74
Certain Legal Aspects of Mortgage Assets..............................       77
  General.............................................................       77
  Mortgage Loans......................................................       78
  Interest In Real Property...........................................       78
  Foreclosure.........................................................       78
  Loan-to-Value Ratio.................................................       81
  Junior Mortgages....................................................       82
  Manufactured Housing Installment Sales Contracts....................       82
  Cooperative Loans...................................................       86
  Consumer Protection Laws with respect to Mortgage Assets............       89
  Rights of Reinstatement and Redemption..............................       90
  Leases and Rents....................................................       90
  Anti-Deficiency Legislation and Other Limitations on Lenders........       90
  Soldiers' and Sailors' Civil Relief Act of 1940.....................       92
  Environmental Consideration.........................................       93
  "Due-on Sale" Clauses...............................................       95
  Enforceability of Prepayment and Late Payment Fees..................       96
  Equitable Limitations on Remedies...................................       96
  Secondary Financing; Due-on-Encumbrance Provisions..................       97
  Alternative Mortgage Instruments....................................       97
  Forfeitures in Drug and RICO Proceedings............................       98
  Certain Legal Aspects of the Financial Assets.......................       98
The Depositor.........................................................       98
Use of Proceeds.......................................................       99
Federal Income Tax Consequences.......................................       99
  General.............................................................      100
  REMIC Certificates..................................................      100
  FASIT Securities....................................................      135
  Grantor Trusts......................................................      139
  Debt Securities and Partnership Trusts..............................      147
  Taxation of Debt Securityholders....................................      148
  Taxation of Owners of the Partnership Securities....................      148
State Tax Considerations..............................................      154
ERISA Consideration...................................................      154
Legal Investment......................................................      158
Plan of Distribution..................................................      160
Rating................................................................      160
Reports to Securityholders............................................      161
Additional Information................................................      161
Financial Information.................................................      162
Incorporation of Certain Documents by Reference.......................      162
Index of Principal Defined Terms......................................      163

                                  Risk Factors

You should consider the following risk factors in deciding whether to purchase the securities.

The timing and           Prepayment
amount of
prepayments on your      Prepayment levels are affected by a variety of
securities could         economic, geographic, tax, legal, and other factors,
reduce your yield to     including:
maturity
                         .  the extent of prepayments on the underlying mortgage
                            loans in your trust,

                         . how payments of principal are allocated among the classes of securities of a series as specified in the prospectus supplement,

                         . if any party has an option to terminate your trust or redeem the securities early, the effect of the exercise of the option,

                         . the rate and timing of defaults and losses on the assets in your trust,

                         . the extent that amounts in any pre-funding account have not been used to purchase additional assets for your trust, and

                         . repurchases of assets in your trust as a result of material breaches of representations and warranties made by Southpoint Residential Mortgage, the master servicer or the seller.

                         The assets included in your trust generally may be prepaid at any time. When interest rates decline, home buyers are more likely to prepay so that they may obtain lower alternative financing on their homes. In this event, you may not be able to reinvest the proceeds of prepayments in another investment of similar credit risk and yield. Conversely, prepayments are likely to decline if interest rates rise and you could reinvest prepayment proceeds in investments of similar credit risk and higher yield.

                         Yield

                         In general, if you purchased your securities at a price greater than their original principal amount, your investment will become less valuable if prepayments are higher than you anticipate and will become more valuable if prepayments are lower than you anticipate. Conversely, if you purchased your securities at a price less than their initial principal amount, your investment will become more valuable if prepayments are higher than you anticipate and will become less valuable if prepayments are lower than you anticipate. Your securities' sensitivity to prepayments will be magnified by any disproportionate allocation of principal or interest. You could fail to recover your initial investment if your securities receive a disproportionate amount of principal or interest, and if prepayments occur differently than you anticipate.

                         The yield to maturity on certain classes of securities including securities with disproportionate allocations of interest, securities with an interest rate which fluctuates inversely with an index or certain other classes in a series, may be more sensitive to the rate of prepayment on the mortgage loans than other classes of securities and to the occurrence of an early retirement of the securities.

Your securities will     Your securities will be payable solely from the
be obligations of        assets of your trust, including any credit support,
your trust only, and     and will not have any claims against the assets of
not of any other         any other trust or recourse to any other party. Your
party                    securities will not represent an interest in or
                         obligation of Southpoint Residential Mortgage, the master servicer, the seller, any of their affiliates, or any other person.

                         Since certain representations and warranties with respect to the mortgage assets may have been made and/or assigned in connection with transfers of the mortgage assets prior to the closing date, the rights of the trustee and the securityholders with respect to such representations or warranties will be limited to their rights as an assignee thereof.

                         Neither your securities nor the underlying trust assets will be guaranteed or insured by any governmental agency or instrumentality, by Southpoint Residential Mortgage, the master servicer, the seller, any of their affiliates, or any other person, unless identified as guaranteed or insured in the accompanying prospectus supplement. Although payment of principal and interest on agency securities will be guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac, the securities of any series collateralized by agency securities will not be guaranteed.

                         Proceeds of the assets included in the related trust for each series of securities (including the assets and any form of credit enhancement) will be the sole source of payments on the securities, and there will be no recourse to the depositor or any other entity in the event that these proceeds are insufficient or otherwise unavailable to make all payments provided for under the securities.

                         Unless otherwise specified in the related prospectus supplement, a series of securities will not have any claim against or security interest in the trusts for any other series. If the related trust is insufficient to make payments on these securities, no other assets will be available for payment of the deficiency. Additionally, certain amounts remaining in certain funds or accounts, including the collection account and any accounts maintained as credit support, may be withdrawn under certain conditions, as described in the related prospectus supplement. In the event of such withdrawal, such amounts will not be available for future payment of principal of or interest on the securities.

                         If provided in the prospectus supplement for a series of securities consisting of one or more classes of subordinate securities, on any distribution date in respect of which losses or shortfalls in collections on the assets have been incurred, the amount of such losses or shortfalls will be borne first by one or more classes of the subordinate securities, and, thereafter, by the remaining classes of securities in the priority and manner and subject to the limitations specified in that prospectus supplement.

                         The mortgage assets backing your securities may
The payment              include mortgage loans or manufactured housing
performance of your      installment sales contracts. There is a risk that
securities will be       defaults by obligors or declines in
related to the           the values of mortgaged properties will result in
payment performance      losses to investors.
of your trust assets
and there may be         Certain mortgage assets may have a greater likelihood
greater risk of loss     of delinquency, foreclosure, and loss. In the event
associated with          that the mortgaged properties fail to provide
certain types of         adequate security for the mortgage assets included in
trust assets             your trust, resulting losses not covered by credit
                         support will be allocated to the securities in the manner described in the prospectus supplement. We cannot assure you that the values of the mortgaged properties have remained or will remain at the appraised values on the dates of origination of the mortgage assets. You should consider the following risks associated with mortgage assets included in your trust.

                               Negatively Amortizing Loans

                               In the case of mortgage loans that are subject
                         to negative amortization, their principal balances could be increased to an amount at or above the value of the underlying mortgaged properties. This would increase the likelihood of default. To the extent that losses are not covered by credit support, your trust will bear the risk of loss resulting from default by obligors and will look primarily to the value of the mortgaged properties for recovery of the outstanding principal and unpaid interest on the defaulted mortgage assets.

                               Buydown Mortgage Assets

                               Some mortgage assets are subject to temporary
                         buydown plans in which the monthly payments made by the obligor during the early years of the mortgage asset will be less than the scheduled monthly payments on the mortgage asset. The difference will be made up from an amount contributed by the obligor, the seller of the mortgaged property or another source and placed in a custodial account, investment earnings on the amount, if any, contributed by the obligor, or additional buydown funds to be contributed over time by the obligor's employer or another source. Generally, the obligor under each buydown mortgage asset will be qualified at the lower monthly payment. Accordingly, the repayment of a buydown mortgage asset is dependent on the ability of the obligor to make larger monthly payments after the buydown funds are depleted and, for some buydown mortgage assets, during the initial buydown period.
                         If an obligor is not able to make larger monthly payments there could be losses on the mortgage asset. If these losses are not covered by credit support, they could adversely affect your yield to maturity.

                               Balloon Loans

                               Certain mortgage assets, particularly those
                         secured by multifamily properties, may not be fully amortizing -- or may not amortize at all -- over their terms to maturity and will require substantial payments of principal at their stated maturity. Mortgage assets of this type involve a greater degree of risk than fully amortizing loans because the ability of an obligor to make a balloon payment typically will depend upon his ability either to refinance fully the loan or to sell the mortgaged property at a price sufficient to permit him to make the balloon payment. The ability of an obligor to accomplish either of these goals will be affected by a number of factors, including the value of the mortgaged property, the level of mortgage rates, the obligor's equity in the mortgaged property, prevailing general economic conditions, the availability of credit for loans secured by comparable real properties and, in the case of multifamily properties, the financial condition and operating history of the obligor and the mortgaged property, tax laws and rent control laws.

                               Adjustable Rate Mortgage Assets

                               The interest rates on adjustable rate mortgage
                         assets will adjust periodically, generally after an initial period during which the interest rate is fixed. They will equal the sum of an index, for example, one-month LIBOR, and a margin. When an index adjusts, the amount of an obligor's monthly payment will change. As a result, obligors on adjustable rate mortgage assets may be more likely to default on their obligations than obligors on mortgage assets bearing interest at fixed rates. In addition, some adjustable rate mortgage assets allow the obligor to elect to convert his mortgage asset to a fixed rate mortgage asset. The seller of convertible mortgage assets may be required to repurchase a convertible mortgage assets if the obligor elects conversion. This repurchase of a convertible mortgage asset will have the same effect on you as a repayment in full of the mortgage asset. If your trust includes convertible mortgage assets with this repurchase obligation, your securities may experience a higher rate of prepayment than would otherwise be the case.

                               Non-Recourse Obligations

                               Some or all of the mortgage assets included in
                         your trust,
                         particularly mortgage assets secured by multifamily properties, may be nonrecourse assets or assets for which recourse may be restricted or unenforceable. As to those mortgage assets, recourse in the event of obligor default will be limited to the specific real property and other assets, if any, that were pledged to secure the mortgage asset. However, even with respect to those mortgage assets that provide for recourse against the obligor and its assets generally, there can be no assurance that enforcement of the recourse provisions will be practicable, or that the other assets of the obligor will be sufficient to permit a recovery in excess of the liquidation value of the mortgaged property.

                               Multifamily Loans

                               Mortgage loans made on the security of
                         multifamily properties may entail risks of delinquency, foreclosure, and loss that are greater than similar risks associated with loans made on the security of single family properties. The ability of an obligor to repay a loan secured by an income-producing property typically is dependent upon the successful operation of the property rather than upon the existence of independent income or assets of the borrower. Accordingly, the value of an income-producing property is related to the net operating income derived from the property. If the net operating income of the property is reduced, for example, if rental or occupancy rates decline or real estate tax rates or other operating expenses increase, the obligor's ability to repay the loan may be impaired. In addition, the risk of default, foreclosure and loss for a pool of mortgage assets secured by multifamily properties may be greater than for a pool of mortgage assets secured by single family properties because the pool of mortgage assets secured by multifamily properties is likely to consist of a smaller number of loans with higher principal balances.

                               Non-Conforming Loans

                               Non-conforming mortgage loans are mortgage
                         assets that do not qualify for purchase by government sponsored agencies such as Fannie Mae and Freddie
                         Mac. This is due primarily to credit characteristics that to not satisfy Fannie Mae and Freddie Mac guidelines, including obligors whose creditworthiness and repayment ability do not satisfy Fannie Mae and Freddie Mac underwriting standards and obligors who may have a record of derogatory credit items. Accordingly, non-conforming mortgage assets are likely to experience rates of delinquency, foreclosure and loss that are higher, and that may be substantially higher, than mortgage loans originated in accordance with Fannie Mae or Freddie Mac standards. The principal differences between conforming mortgage assets and non-conforming mortgage assets include the applicable loan-to-value ratios, the credit and income histories of the obligors, the documentation required for approval of the mortgage assets, the types of properties securing the mortgage loans, the loan sizes and the mortgagors' occupancy status. The interest rates charged on non-conforming mortgage assets are often higher than those charged on conforming mortgage assets. The combination of different underwriting criteria and higher rates of interest may also lead to higher delinquency, foreclosure and losses on non-conforming mortgage assets.

                               Junior Lien Mortgage Assets

                               Your trust may contain mortgage assets secured
                         by junior liens and the senior liens may not be included in your trust. A decline in residential real estate values could reduce the value of a mortgaged property securing a junior lien mortgage asset to below that of all liens on the mortgaged property. Because mortgage assets secured by junior liens are subordinate to the rights under senior liens, a decline would adversely affect the position of the junior lienholder before having any affect on the position of the senior lienholder. Interest rates, the condition of the mortgaged property and other factors may also reduce the value of the mortgaged property. As a result, the loan-to-value ratio may rise. This increase will reduce the likelihood that, in the event of a default by the obligor, liquidation or other proceeds will be sufficient to repay amounts owing on the junior lien mortgage asset.

                               Other factors may influence the prepayment rate
                         of junior lien mortgage assets. These include the amounts of, and interest on, the senior mortgage loan and the use of senior lien mortgage loans as long-term financing for home purchases and junior lien mortgage loans as shorter-term financing. Accordingly, junior lien mortgage assets may experience a higher rate of prepayments than senior lien mortgage loans. Any future limitations on the rights of obligors to deduct interest payments on junior lien mortgage assets for federal income tax purposes may increase the rate of prepayments on junior lien mortgage assets.

                               If the master servicer were to foreclose on any
                         mortgage loan, it would do so subject to any related senior lien. In order for the debt related to the mortgage loan to be paid in full at such sale, a bidder at the foreclosure sale of that mortgage loan would have to bid an amount sufficient to pay off all sums due under the mortgage loan and the senior lien or purchase the mortgaged property subject to the senior lien. In the event that such proceeds from a foreclosure or similar sale of the related mortgaged property were insufficient to satisfy both loans in the aggregate, the trust, as the holder of the junior lien, and, accordingly, holders of the securities, would bear the risk of delay in distributions while a deficiency judgment against the borrower was being obtained and the risk of loss if the deficiency judgment were not realized upon. Moreover, deficiency judgments may not be available in certain jurisdictions. In addition, a junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgage.

Varying underwriting     Mortgage assets included in your trust will have been
standards of             purchased by Southpoint Residential Mortgage from
mortgage asset           mortgage asset sellers. These mortgage assets
sellers may present      generally will have been originated in accordance
a greater risk of        with underwriting standards acceptable to Southpoint
loss                     Residential Mortgage and generally described in this
                         prospectus and in the accompanying prospectus supplement. In some cases, particularly those involving various mortgage asset sellers, Southpoint
                         Residential Mortgage may not be able to establish the underwriting standards used in the origination of the mortgage assets. To the extent the mortgage assets cannot be re-underwritten or the underwriting criteria cannot be verified, the mortgage assets might suffer losses greater than they would had they been underwritten according to identified standards.
                         These losses, to the extent not covered by credit support, may adversely affect the yield to maturity of your securities.

Failure of the           Each mortgage asset seller will make representations
mortgage asset           and warranties in respect of the mortgage assets sold
seller to repurchase     by it. In the event of a breach of a mortgage asset
or replace a             seller's representation or warranty that materially
mortgage asset may       adversely affects your interests, the mortgage asset
result in losses         seller will be obligated to cure the breach,
                         repurchase or replace the mortgage asset. A mortgage asset seller may not have the resources to honor its obligation to cure, repurchase or replace any mortgage asset as to which such a breach of a representation or warranty arises. A mortgage asset seller's failure or refusal to honor its repurchase obligation could lead to losses that, to the extent not covered by credit support, may adversely affect the yield to maturity of your securities.

                         In instances where a mortgage asset seller is unable or disputes its obligation to repurchase affected mortgage assets, the master servicer may negotiate and enter into settlement agreements that may provide for the repurchase of only a portion of the affected mortgage assets. A settlement could lead to losses on the mortgage assets, which would be borne by the securities. Neither Southpoint Residential Mortgage nor the master servicer will be obligated to purchase a mortgage asset if a mortgage asset seller defaults on this obligation. We cannot assure you that mortgage asset sellers will carry out their repurchase obligations. A default by a mortgage asset seller is not a default by Southpoint Residential Mortgage or by the master servicer. Any affected mortgage asset not repurchased or substituted for shall remain in your trust and losses shall be allocated first to the reduction of credit support and next to the classes of securities.

                         A mortgage asset seller's representations and warranties will have been made as of the cut-off date, which is prior to the initial issuance of your securities. A substantial period of time may have elapsed between these dates. Accordingly, the mortgage asset seller's repurchase and substitution obligation does not attach to events occurring on or after the cut-off date. The occurrence of events during this period could lead to losses that, to the extent not covered by credit support, may adversely affect the yield to maturity of your securities.

Regional economic        An investment in the securities may be affected by a
downturns and the        decline in real estate values and changes in
decline in the value     obligors' financial condition. Downturns in regional
of mortgaged             or local economic conditions will affect the
properties could         frequency of delinquency and the amount of losses on
result in losses         the assets in your trust. If residential real estate
                         values decline and the balances of the mortgage assets in your trust exceed the value of the mortgaged properties, the rates of delinquencies, foreclosures and losses will increase. Loans that have loan-to-value ratios in excess of 80% are at greater risk because they have less equity than mortgaged properties with low loan-to-value ratios.
                         Delinquencies, foreclosures and losses due to declining values of mortgaged properties, especially loans with higher loans-to-value ratios, likely will cause losses and, to the extent not covered by credit support, likely will adversely affect your yield to maturity.

                         Localities within the United States periodically will experience weaker regional economic conditions and housing markets. Consequently, loans secured by mortgaged properties located in these areas likely will experience higher rates of loss and delinquency than will be experienced on mortgage loans generally. For example, a region's economic condition and housing market may be adversely affected by natural disasters or civil disturbances such as earthquakes, hurricanes, floods, fires, eruptions or riots.

                         The mortgage assets underlying your securities may be concentrated in these regions, and this concentration presents risk considerations in addition to those generally present for asset-backed securities.

State law may limit      Substantial delays can be encountered in connection
the master               with the liquidation of defaulted mortgage assets and
servicer's ability       corresponding delays in the receipt of proceeds could
to foreclose on          occur. An action to foreclose on a mortgaged
assets in a manner       property is regulated by state statutes, rules and
that maximizes your      judicial decisions and is subject to many of the
return                   delays and expenses of other lawsuits. In some
                         states an action to obtain a deficiency judgment is not permitted following a nonjudicial sale of a mortgaged property. In the event of a default by an obligor, these restrictions may impede the ability of the servicer to foreclose on or sell the mortgaged property or to obtain sufficient liquidation proceeds. The servicer will be entitled to deduct from liquidation proceeds all expenses reasonably incurred in attempting to recover amounts due on the liquidated mortgage asset and not yet repaid, including payments to prior lienholders, accrued servicing fees, legal fees and costs of legal action, real estate taxes, and maintenance and preservation expenses. In the event that any mortgaged properties fail to provide adequate security for the mortgage assets and insufficient funds are available from any applicable credit support, you could experience a loss on your investment.

                         Liquidation expenses do not vary directly with the outstanding principal balance of the mortgage asset at the time of default. Assuming that the master servicer takes the same steps in realizing upon defaulted mortgage assets, the amount realized after expenses of liquidation would be less as a percentage of the outstanding principal balance of smaller principal balance mortgage assets than would be the case with larger principal balance mortgage assets.

Contesting the           The steps necessary to create and perfect a security
trustee's security       interest in manufactured homes differ from state to
interest in              state. Because of the expense involved, the master
manufactured homes       servicer will not take any steps to name Southpoint
could reduce or          Residential Mortgage or the trustee, on behalf of
delay distributions      your trust, as the lien-holders of any manufactured
                         home. As a consequence, a person may contest the security interest of the trustee. Whether successful or unsuccessful, any contest of the security interest could reduce or delay distributions to you.

The mortgaged                  Under various federal, state and local
                         environmental laws,
properties are           ordinances and regulations, a current or previous owner
subject to               of real property may be liable for the costs of removal
environmental risks      or remediation of hazardous or toxic substances on,
and the cost of          under or in the property. These laws often impose
repair may increase      liability on owners and operators or property whether
losses on the            or not they knew of, or were responsible for, the
mortgage assets          presence of hazardous or toxic substances. A lender
                         also risks liability on foreclosure of the mortgage on this property. The presence of hazardous or toxic substances may adversely affect the owner's or operator's ability to sell the property. Mortgage assets contained in your trust may be secured by mortgaged properties in violation of environmental laws, ordinances or regulations. The master servicer and servicer generally are prohibited from foreclosing on a mortgaged property unless they have taken adequate steps to ensure environmental compliance. However, to the extent the master servicer or servicer forecloses on mortgaged property that is subject to environmental law violations, and to the extent a mortgage asset seller does not provide adequate representations and warranties against these violations or is unable to honor its obligations, your trust could experience losses which, to the extent not covered by credit support, could adversely affect the yield to maturity of your securities.

Your ability to          At the time a series of securities is issued, there
resell your              will not be a secondary market for them. A secondary
securities will be       market for your securities may not develop. If a
limited                  secondary market does develop, it might not continue
                         or it might not be sufficiently liquid to allow you to resell your securities. Your securities will not be listed on any trading exchange. Also, ERISA plans and investors subject to legal investment restrictions may be prohibited from purchasing your securities, if noted in the accompanying prospectus supplement.

Book-entry               Because transfers and pledges of securities
registration may         registered in the name of a nominee of Depository
affect the liquidity     Trust Company can be effected only through book
of your securities       entries at DTC through participants, the liquidity of
                         the secondary market for DTC registered securities may be reduced to the extent that some investors are unwilling to hold securities in book entry form in the name of DTC and the ability to pledge DTC registered securities may be limited due to the lack of a physical certificate. Beneficial owners of DTC registered securities may, in certain cases, experience delay in the receipt of payments of principal and interest because payments will be forwarded by the trustee to DTC. DTC will then forward payment to the participants, who will thereafter forward payment to beneficial owners. In the event of the insolvency of DTC or a participant in whose name DTC registered securities are recorded, the ability of beneficial owners to obtain payment of principal and interest on DTC registered securities may be impaired.

The failure to           A failure by an originator to comply with federal or
comply with consumer     state consumer protection laws could create
protection laws may      liabilities on behalf of your trust. These
create liabilities       liabilities could include a reduction in the amount
on your trust            payable under the mortgage assets, the inability to
                         foreclose on the mortgaged property, or liability of your trust to an obligor. Each originator will warrant that the origination of each mortgage asset materially complied with all requirements of law and that there exists no right of rescission, set-off, counterclaim or defense in favor of the obligor under any mortgage asset and that each mortgage asset is enforceable against the obligor in accordance with its terms. A breach of any warranty that materially and adversely affects your trust's interest in any mortgage asset would create an obligation on the part of the originator to repurchase or substitute for the mortgage asset unless the breach is cured. However, the failure of an originator to repurchase the defective asset or pay the liability could expose your trust to losses.

 Credit enhancement      Credit enhancement is intended to reduce the effect
 may not cover all       on your securities of delinquent payments or losses
 losses on your          on the underlying trust assets. Regardless of the
 securities              form of credit enhancement, the amount of coverage
                         will be limited in amount and in most cases will be subject to periodic reduction in accordance with a schedule or formula. Furthermore, credit support may provide only very limited coverage as to a variety of types of losses or risks, and may provide no coverage as to other types of losses or risks. In the event losses exceed the amount of coverage provided by any credit enhancement or losses of a type not covered by credit enhancement occur, these losses will be borne by the holders of the securities.

                         The amount of any applicable credit support supporting one or more classes of offered securities, including the subordination of one or more classes of securities, will be determined on the basis of criteria established by each rating agency rating such classes of securities based on an assumed level of defaults, delinquencies, other losses or other factors. We can't assure you, however, that the loss experience on the related assets will not exceed these assumed levels.

                         The rating agency rating series of securities may lower their rating following the initial issuance of the securities if the obligations of any applicable credit support provider have been downgraded, or as a result of losses on the related assets substantially in excess of the levels contemplated by that rating agency when they performed their initial rating analysis. None of the depositor, the master servicer or any of their affiliates will have any obligation to replace or supplement any credit support or to take any other action to maintain any rating of any series of securities.

                         There is a risk to holders of subordinate securities that losses will have a greater impact on them.

                         The rights of subordinate securityholders to receive distributions to which they would otherwise be entitled with respect to the assets will be subordinate to the rights of the master servicer (to the extent that the master servicer is paid its servicing fee, including any unpaid servicing fees with respect to one or more prior due periods, and is reimbursed for certain unreimbursed advances and unreimbursed liquidation expenses) and the senior securityholders to the extent described in the related prospectus supplement. As a result of the foregoing, investors in subordinate securities must be prepared to bear the risk that they may be subject to delays in payment and may not recover their initial investments in the subordinate securities.

                         The yields on the subordinate securities may be extremely sensitive to the loss experience of the assets and the timing of any such losses. If the actual rate and amount of losses experienced by the assets exceed the rate and amount of such losses assumed by an investor, the yields to maturity on the subordinate securities may be lower than you anticipated.

The subordination of     The fact that some classes are paid after your class
other classes to         of securities does not protect you from all risks of
your class will not      loss. If losses cannot be absorbed by the
protect you from all     subordinated securities or other items of credit
losses                   enhancement, like a reserve fund, then you may have
                         losses on your securities.

You will experience      The acquisition of the mortgage assets by Southpoint
delays or reductions     Residential Mortgage is intended to be a sale.
of distributions on      However, in the event that a mortgage asset seller or
your securities if       one of its affiliates becomes insolvent, a court may
the transfer of          decide that this acquisition was a loan rather than a
assets to your trust     sale. This could delay or reduce distributions to
is not considered a      you. Likewise, if an affiliate of Southpoint
sale in                  Residential Mortgage becomes insolvent, a court might
                         decide to consolidate the assets and liabilities of
the event of             Southpoint Residential Mortgage and its affiliates.
bankruptcy               This also could delay or reduce distributions to you.

Exercise of the
optional termination     Your trust may be subject to optional termination
right or optional        prior to the retirement of your securities.
redemption right         Additionally, your securities may be repurchased in
will affect the          whole or in part in the manner described in the
yield to maturity on     accompanying prospectus supplement. The exercise of
your securities          this right may effect an early retirement of the
                         securities of your series. Upon the optional termination of your trust or the repurchase of your securities you will receive the redemption or termination price set forth in the prospectus supplement. After these events, the securities of your series may be retired, held or resold by the party that elected to terminate your trust or redeem your securities.

                         The accompanying prospectus supplement sets forth the details concerning an optional termination or repurchase.

                         If one or more REMIC elections are made for your trust, then your trust also may be terminated and your securities retired upon the master servicer's determination, based upon an opinion of counsel, that the REMIC status of the trust has been lost or that a substantial risk exists that such status will be lost.

                         The termination of your trust and the early retirement of securities may adversely affect your yield.

There is a               If specified in the related prospectus supplement, a
possibility that         series of securities may be subject to optional early
upon an optional         termination through the repurchase of the assets in
termination of a         the related trust by the party specified therein,
trust, the process       under the circumstances and in the manner set forth
may be less than the     therein. If provided in the related prospectus
outstanding              supplement, upon the reduction of the security
principal amount of      balance of a specified class or classes of securities
the securities plus      to a specified percentage or amount, the party
accrued interest.        specified therein will solicit bids for the purchase
                         of all assets of the trust, or of a sufficient portion of such assets to retire such class or classes or purchase such class or classes at a price set forth in the related prospectus supplement, in each case, under the circumstances and in the manner set forth therein.

                         In either such case, if the related prospectus supplement provides for it, the proceeds available for distribution to securityholders may be less than the outstanding principal balance of their securities plus accrued interest. If this happens, these securityholders could incur a loss on their investment.

You may have income      Securities purchased at a discount and securities
for tax purposes         purchased at a premium that are deemed to have
prior to your            original issue discount may incur tax liabilities
receipt of cash          prior to a holder's receiving the related cash
                         payments.

                         In addition, holders of REMIC residual certificates will be required to report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the REMIC, regardless of the amount or timing of their receipt of cash payments, as described in "Federal Income Tax Consequences." Accordingly, holders of offered securities that constitute REMIC residual certificates may have taxable income and tax liabilities arising from their investment during a taxable year in excess of the cash received during that year. The requirement that holders of REMIC residual certificates report their pro rata share of the taxable income and net loss will continue until the outstanding balances of all classes of securities of the series have been reduced to zero, even though holders of REMIC residual certificates have received full payment of their stated interest and principal. The holder's share of the REMIC taxable income may be treated as excess inclusion income to the holder, which:

                         . generally, will not be subject to offset by losses from other activities,

                         . for a tax-exempt holder, will be treated as unrelated business taxable income, and

                         . for a foreign holder, will not qualify for exemption from withholding tax.

                         Individual holders of REMIC residual certificates may be limited in their ability to deduct servicing fees and other expenses of the REMIC. In addition, REMIC residual certificates are subject to certain restrictions on transfer. Because of the special tax treatment of REMIC residual certificates, the taxable income arising in a given year on a REMIC residual certificate will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on the REMIC residual certificate may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics.

                         See "Federal Income Tax Consequences" in this prospectus.

ERISA plans that         If you are buying the securities on behalf of an
invest in the            individual retirement account, Keogh plan or employee
securities must          benefit plan, special rules may apply to you.
follow technical         However, due to the complexity of regulations that
benefit plan             govern these plans, if you are subject to the
regulations              Employment Retirement Income Security Act of 1974, as
                         amended, we suggest that you consult with your counsel regarding any consequences under ERISA of the acquisition, ownership and disposition of the securities.

                         See "ERISA Considerations" in this prospectus.

The ratings provided     Your securities will be rated in one of  the four
by the rating            highest rating categories by one or more rating
agencies do not          agencies. A rating is not a recommendation to buy,
purport to address       sell or hold your securities and may be revised or
all risks contained      withdrawn at any time. You may obtain further
in your investment       details with respect to any rating on your securities
                         from the rating agency that issued the rating. A rating generally is based on the credit quality of the underlying assets, and will represent only an assessment of the likelihood of receipt by you of payments. The rating is not an assessment of the prepayment experience, and does not rate the possibility that you may fail to recover your initial investment if you purchase your securities at a premium. Security ratings assigned to the securities representing a disproportionate entitlement to principal or interest on the assets should be evaluated independently of similar security ratings assigned to other kinds of securities. In the event any rating is reduced or withdrawn, the liquidity or the market value of the security may be adversely affected. Each prospectus supplement will identify any payment to which holders of offered securities of the related series are entitled that is not covered by the applicable rating.

                          Description of the Securities

General

      The securities will be issued from time to time in series. Each series of certificates will be issued pursuant to a pooling and master servicing agreement among Southpoint Residential Mortgage Securities Corporation, a Tennessee corporation ("Southpoint Residential Mortgage"), the master servicer and the trustee. Each series of notes will be issued pursuant to an indenture between an issuer and the indenture trustee. The issuer of a series of notes will be either Southpoint Residential Mortgage or an owner trust established by it for the sole purpose of issuing the series of notes pursuant to an owner trust agreement between Southpoint Residential Mortgage and the owner trustee. The master servicer and any trustee, indenture trustee and owner trustee, if any, will be named in the accompanying prospectus supplement. The provisions of each agreement will vary depending on the nature of the securities to be issued and the nature of the trust. Forms of pooling and master servicing agreement, indenture and owner trust agreement have been filed as exhibits to the registration statement of which this prospectus is a part.

      Southpoint Residential Mortgage will assign and transfer to the trust for the benefit of the holders of the securities the trust assets, the asset proceeds account, and possibly a reserve fund or other funds, the insurance policies, trust asset sale agreement or agreements, the servicing agreement or agreements and any additional assets. See "The Trusts" and "The Agreements" in this prospectus. The following summaries describe the material provisions common to each series of securities. These summaries do not purport to be complete and are subject to and qualified by the accompanying prospectus supplement and the provisions of the agreements. When particular provisions or terms used in the agreement are referred to, the actual provisions, including definitions of terms, are incorporated by reference.

      The trust agreement or indenture for a series will generally provide that securities may be issued up to a maximum aggregate principal amount. Each series will consist of one or more classes and may include

      . one or more classes of senior securities entitled to certain preferential rights to distributions of principal and interest,

      .     one or more classes of subordinated securities,

      . one or more classes representing an interest only in a specified portion of interest payments on the Assets in the related trust and that may have no principal balance, a nominal principal balance or a notional principal balance ("Strip Class"),

      . one or more classes representing an interest only in payments of principal on the assets ("Principal Only Class"),

      . one or more classes upon which interest will accrue but will not be distributed until certain other classes of that series have received their final distribution ("Compound Interest Class" and "Capital Appreciation Class" and, collectively "Accretion Classes"),

      . one or more classes entitled to distributions from specified portions of the assets in the related trust, and

      . one or more classes entitled to fixed or targeted principal payments under certain conditions ("PAC Classes") and companion classes thereto ("Companion Classes").

      Each series as to which a real estate mortgage investment conduit (a "REMIC") election has been or is to be made will consist of one or more classes of REMIC regular certificates, which may consist of certificates of the types specified in the preceding sentence, and one, but no more than one, class of residual certificates for each REMIC (the "Residual Certificates"). A Residual Certificate is a certificate evidencing a residual interest in a REMIC. A REMIC is a real estate mortgage investment conduit as defined in the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the ownership of the equity of a trust relating to a series of notes will be represented by equity certificates issued under the owner trust agreement. Any equity certificate will be subordinate to the notes of the same series.

      Southpoint Residential Mortgage may sell to investors one or more classes of a series of securities in transactions not requiring registration under the Securities Act of 1933. The offered securities of each series will be rated on issuance by a nationally-recognized statistical securities rating organization, like Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. and Fitch IBCA, Inc.

      The securities will be issued in fully registered certificated or book-entry form in the authorized denominations, notional amounts or percentage interests for each class specified in the related prospectus supplement. The securities of each series in certificated form may be transferred or exchanged at the corporate trust office of the trustee or such other office specified in the related prospectus supplement without the payment of any service charge, other than any tax or other governmental charge payable in connection with such transfer. The trustee will make distributions of principal and interest to each class of securities in certificated form by check mailed to each person in whose name a security is registered as of the close of business on the record date specified in the related prospectus supplement at the address appearing on the books and records of the trust, except that the final distributions in retirement of each class of securities in certificated form will be made only upon presentation and surrender of such securities at the corporate trust office of the trustee or such other office specified in the related prospectus supplement. Under certain circumstances, if so provided in the related agreement and described in the related prospectus supplement, distributions of principal and interest may be made to certain holders of a class of securities by wire transfer of "immediately available" or "next day" funds. Distributions with respect to securities in book-entry form will be made as set forth below.

Book-Entry Procedures and Definitive Certificates

      If so specified in the related prospectus supplement, one or more classes of securities of a series will be issued in definitive certificated form and will be transferable and exchangeable at the office of the registrar identified in the related prospectus supplement. No service charge will be made for any such registration or transfer of such certificates, but the owner may be required to pay a sum sufficient to cover any tax or other governmental charge.

      If so specified in the related prospectus supplement, book-entry securities may be initially represented by one or more securities registered in the name of DTC and be available only in the form of book-entries. If specified in the related prospectus supplement, persons acquiring beneficial interests in the securities may hold beneficial interests in book-entry securities through DTC, in the United States, or Clearstream, Luxembourg or Euroclear, in Europe, directly if they are participants of such systems, or indirectly through organizations which are participants in such systems.

      Clearstream, Luxembourg, and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in their respective names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC.

      Transfers between DTC participants will occur in accordance with DTC rules. Transfers between Clearstream, Luxembourg participants and Euroclear participants will occur in accordance with their applicable rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its depositary. However, each such cross-market transaction will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines, European time. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its depositary to take action to effect final settlement on its behalf by delivering or receiving securities through DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Clearstream, Luxembourg, participants and Euroclear participants may not deliver instructions directly to the European depositaries.

      Because of time zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the Clearstream, Luxembourg participants or Euroclear participants on such business day. Cash received in Clearstream, Luxembourg or Euroclear as a result of sales of securities by or through a Clearstream, Luxembourg participant or a Euroclear participant to a

DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or Euroclear cash account only as of the business day following settlement in DTC.

      DTC is a limited purpose trust company organized under the laws of the State of New York, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its participating members, called DTC participants, and to facilitate the clearance and settlement of securities transactions between DTC participants through electronic book-entries, thereby eliminating the need for physical movement of securities. DTC participants include securities brokers and dealers, banks, trust companies and clearing corporations which may include underwriters, agents or dealers with respect to the securities of any class or series. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly, and are called indirect DTC participants. The rules applicable to DTC and DTC participants are on file with the Securities and Exchange Commission.

      Beneficial owners, referred to as owners, that are not DTC participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry securities may do so only through DTC participants and indirect DTC participants. DTC participants who are owners of book-entry securities will receive a credit for such securities on DTC's records. The beneficial owner's ownership of a book-entry security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for such purpose. In turn, the financial intermediary's ownership of such book-entry security will be recorded on the records of DTC, or of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant, and on the records of Clearstream, Luxembourg or Euroclear, as appropriate. Unless and until definitive certificates are issued, it is anticipated that the only "holder" of book-entry securities of any series will be Cede, as nominee of DTC. Owners will only permitted to exercise the rights of holders indirectly through DTC participants and DTC.

      Owners of book-entry securities will receive all distributions of principal and interest on the book-entry securities from the trustee through DTC and DTC participants. Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among DTC participants on whose behalf it acts with respect to the book-entry securities and is required to receive and transmit distributions of principal of and interest on the book-entry securities. DTC participants and indirect DTC participants with which owners have accounts with respect to the book-entry securities similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective owners. Accordingly, although owners will not possess securities, the DTC rules provide a mechanism by which owners will receive distributions and will be able to transfer their interests.

      DTC has advised the servicer and the depositors that, unless and until certificates are issued, DTC will take any action permitted to be taken by a holder of book-entry securities only at the direction of one or more DTC participants to whose DTC accounts the book-entry securities are credited. DTC has advised the servicer and the depositors that DTC will take such action with respect to any percentage interests of the book-entry securitiesof a series only at the direction of and on behalf of such DTC participants with respect to such percentage interests of the book-entry securities. Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a securityholder under the Agreement on behalf of a Clearstream, Luxembourg participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to the ability of the relevant depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related DTC participants, with respect to some book-entry securities which conflict with actions taken with respect to other book-entry securities.

      Clearstream, Luxembourg is incorporated under the laws of Luxembourg as a professional depository. Clearstream, Luxembourg holds securities for its participating organizations referred to as Clearstream, Luxembourg participants and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg participants through electronic book entry changes in accounts of Clearstream, Luxembourg participants, thereby eliminating the need for physical movement of securities. Transactions may be settled in Clearstream, Luxembourg in any of 28 currencies, including United States dollars. Clearstream, Luxembourg provides to Clearstream, Luxembourg participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg interfaces with domestic markets in several countries. As a professional depository, Clearstream, Luxembourg is subject to regulation by the Luxembourg Monetary Institute. Clearstream, Luxembourg participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include any underwriters, agents or dealers with respect to any class or series of securities offered hereby. Indirect access to Clearstream, Luxembourg is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream, Luxembourg participant, either directly or indirectly.

      Euroclear was created in 1968 to hold securities for its participants referred to as Euroclear participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of securities and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York, Brussels or Morgan and, Morgan also serves in the capacity of the Euroclear Operator, under contract with Euroclear Clearance System S.C., a Belgian cooperative corporation referred to as the Euroclear Cooperative. All operations are conducted by Morgan, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the

Euroclear cooperative. The Euroclear cooperative establishes policy for the Euroclear System on behalf of Euroclear participants. Euroclear participants include banks, including central banks, securities brokers and dealers and other professional financial intermediaries and may include any underwriters, agents or dealers with respect to any class or series of securities offered hereby. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

      The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

      Securities clearance accounts and cash accounts with Morgan are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law, collectively referred to as the Terms and Conditions. The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific securities to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.

      Under a book-entry format, beneficial owners of the book-entry securities may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co., as nominee of DTC. Payments and distributions with respect to book-entry securities held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by Citibank, N.A. or The Chase Manhattan Bank, the relevant depositaries of Clearstream, Luxembourg and Euroclear, respectively. Such payments and distributions will be subject to tax withholding in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of DTC participants, the ability of a beneficial owner to pledge book-entry securities to persons or entities that do not participate in the DTC system may be limited due to the lack of physical securities for such book-entry securities. In addition, issuance of the book-entry securities in book-entry form may reduce the liquidity of such securities in the secondary market since some potential investors may be unwilling to purchase securities for which they cannot obtain physical securities.

      Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of securities among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

      Book-entry securities of a series will be issued in registered form, as definitive certificates, to owners or their nominees, rather than to DTC, only under the circumstances provided in the related pooling and servicing agreement, which generally will include, except if otherwise provided therein, if (1) DTC or the servicer advises the trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the book-entry securities of such series and the servicer is unable to locate a qualified successor, (2) the servicer, at its sole option, elects to terminate the book-entry system through DTC or (3) after the occurrence of a servicer termination event, a majority of the aggregate percentage interest of any class of securities of such series advises DTC in writing that the continuation of a book-entry system through DTC, or a DTC successor, to the exclusion of any physical securities being issued to owners is no longer in the best interests of owners of such class of securities. Upon issuance of definitive certificates of a series to owners, such book-entry securities will be transferable directly, and not exclusively on a book-entry basis and registered holders will deal directly with the trustee with respect to transfers, notices and distributions.

      Monthly and annual reports on each trust will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the financial intermediaries to whose DTC accounts the book-entry securities of such beneficial owners are credited.

      None of the servicer, the depositors or the trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry securities held by Cede & Co., as nominee of DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Allocation of Collections from the Assets

      The prospectus supplement will specify the available distribution amount, which in general will be equal to the amount of principal and interest paid on the assets with respect to the due date in the current month and the amount of principal prepaid during the preceding month, net of applicable servicing, administrative, guarantee and other fees, insurance premiums, the costs of any other credit enhancement and amounts required to reimburse any unreimbursed advances. The available distribution amount will be allocated among the classes of securities of your series -- including any securities not offered through this prospectus -- in the proportion and order of application found in the pooling and master servicing agreement or indenture and described in the accompanying prospectus supplement. The available distribution amount may be allocated so that amounts paid as interest on the assets may be distributed as principal on the securities and amounts paid as principal on the assets may be distributed as interest on the securities.

      A class of securities entitled to distributions of interest may receive interest at a specified rate, which may be fixed or adjustable. The classes of securities within a series may have the same or different security interest rates. The accompanying prospectus supplement will specify the security interest rate, or the method for determining the security interest rate, for each applicable class, and the method of determining the amount to be distributed on any Strip Classes on each distribution date. Residual Certificates may or may not have a security interest rate. In addition to representing entitlement to regular distributions of principal and interest, if any, that are allocated to the Residual Certificates, Residual Certificates also generally will represent entitlement to receive amounts remaining in the distribution account on any distribution date after allocation of scheduled distributions to all other outstanding classes of securities of that series and after all required deposits have been made into any related reserve funds. Strip Classes may have a notional principal amount, which is a fictional principal balance used solely for determining the class' amount of distributions and other rights. A notional principal amount is determined by reference to the principal amount of the assets, a subset of the assets, or one or more classes of securities. Interest distributions on the securities generally will include interest accrued through the accounting date preceding the distribution date. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months, or on the basis of actual elapsed days, as specified in the related prospectus supplement.

      With respect to a series that includes one or more classes of subordinated securities, the senior securities will generally not bear any Realized Losses on the related assets in the related trust, until the subordinated securities of that series have borne Realized Losses up to a specified subordination amount or loss limit or until the principal amount of the subordinated securities has been reduced to zero, either through the allocation of Realized Losses, distributions of principal, or both. Distributions of interest may be reduced to the extent the amount of interest due on the assets exceeds the amount of interest collected or advanced, which may be due to Due Date Interest Shortfall or Soldiers' and Sailors' Shortfall on the assets. Soldiers' and Sailors' Shortfall means a shortfall in respect of an asset resulting from application of the federal Soldiers' and Sailors' Civil Relief Act of 1940, as amended. With respect to a series that includes a class of subordinated securities, any shortfall may result in a reallocation of amounts otherwise distributable to less senior securities for distribution to more senior securities.

      Realized Loss means

      . the amount of any loss realized by a trust in respect of any related liquidated loan, which may be a special hazard loss or a fraud loss, which shall generally equal the unpaid principal balance of the liquidated loan, plus accrued and unpaid interest on such liquidated loan, plus amounts reimbursable to the servicer for previously unreimbursed servicing advances, minus net liquidation proceeds in respect of the liquidated loan, or

      . the amount of any principal cramdown in connection with any asset that was the subject of a principal cramdown in bankruptcy during the calendar month immediately preceding the month in which the related distribution date occurs (a "Prepayment Period") preceding a distribution date. The amount of any principal cramdown is the amount by which the unpaid principal balance of the asset exceeds, as applicable, depending upon the type of principal cramdown that was applied to the asset, either the portion of the unpaid principal balance that remains secured by the manufactured home or mortgaged property after taking the principal cramdown into account or the unpaid principal balance after taking into account the permanent forgiveness of debt ordered by the bankruptcy court in connection with the principal cramdown, or

      . any other amount of a loss realized by a trust in respect of any asset, which has been allocated to the asset in accordance with its terms as described in the prospectus supplement -- for example, losses realized on a funding agreement or allocated to a mortgage security included in a trust.

      Due Date Interest Shortfall means, for any asset that is prepaid in full or liquidated on other than a Due Date for the asset, the difference between the amount of interest that would have accrued on the asset through the day preceding the first Due Date after the prepayment in full or liquidation had the asset not been prepaid in full or liquidated, net of any other administrative fees payable out of such interest had it accrued and been paid, and the amount of interest that actually accrued on the asset prior to the prepayment in full or liquidation, net of an allocable portion of any other administrative fees payable from interest payments on the asset during the period commencing on the second day of the calendar month preceding the month in which the distribution date occurs and ending on the first day of the month in which the distribution date occurs (each, a "Collection Period".)

      Principal and interest distributable on a class of securities may be distributed among the securities of a class pro rata in the proportion that the outstanding principal or notional amount of each security of the class bears to the aggregate outstanding principal or notional amount of all securities of the class, or in another manner as may be detailed in the related prospectus supplement. Interest distributable on a class of securities will be allocated among the securities of the class pro rata in the proportion that the outstanding principal or notional amount of each security of the class bears to the aggregate outstanding principal or notional amount of all securities of the class, or in another manner as may be detailed in the related prospectus supplement.

      The final scheduled distribution date for each class of securities will be the date on which the last distribution of the principal thereof is scheduled to occur, assuming no prepayments of principal with respect to the assets included in the trust for that series, as defined in the prospectus supplement.

Valuation of Mortgage Assets

      The mortgage assets and other assets included in the trust will have an initial aggregate asset value at least equal to 100% of the initial principal amount of the securities. The asset value of any mortgage asset in the trust will generally equal

      .     the scheduled principal balance of the mortgage asset, or

      . the lesser of the present value of the stream of remaining regularly scheduled payments of principal and interest due on such mortgage asset -- after taking into account charges for servicing, administration, insurance and related matters -- discounted at a discount rate, if any, and the scheduled principal balance of the mortgage asset multiplied by the applicable asset value percentage.

      The asset value percentage will be the percentage limitation that, based upon the scheduled net payments on the mortgage assets included in the trust, is intended to assure the availability of sufficient funds to make scheduled distributions on the securities in the event of substantial principal prepayments on the mortgage assets. In each case asset value will be determined after the subtraction of applicable servicing, master servicing, administrative and guarantee fees, and insurance premiums and the addition, if the related prospectus supplement so specifies, of any reinvestment income on the amounts on deposit in the accounts held by the trust. The asset value of an asset that has been liquidated or purchased from the trust pursuant to the related sale agreement shall be zero.

Optional Redemption or Termination

      To the extent and under the circumstances specified in the related prospectus supplement, the securities of any series may be redeemed, and/or the trust terminated, prior to their final scheduled distribution date at the option of Southpoint Residential Mortgage, the issuer, the master servicer, securities administrator, the servicer or another party, or parties, specified in the prospectus supplement. A redemption or termination may be accomplished by the purchase of the outstanding series of securities or the purchase of the assets of the trust. The right to redeem the securities generally will be conditioned upon

      . the passage of a certain date specified in the prospectus supplement, or

      . the asset value or scheduled principal balance of the mortgage assets in the trust, or the outstanding principal balance of a specified class of securities at the time of purchase aggregating less than a percentage specified in the prospectus supplement, of the initial asset value of the mortgage assets in the trust or the initial principal balance of the applicable class of securities.

      In the event the option to redeem any series is exercised, the purchase price to be paid with respect to each security will generally equal 100% of its then outstanding principal amount, plus accrued and unpaid interest thereon at the applicable security interest rate, net of any unreimbursed advances and unrealized losses allocated to such security; however, under certain circumstances set forth in the related prospectus supplement, the asset value of the mortgage assets in the trust may be less than such amount, resulting in a potential loss to you or your securities. Notice of the redemption of the securities of any series will be given to related securityholders as provided in the related pooling agreement or indenture.

                    Maturity And Prepayment Considerations

      Generally, all of the mortgage loans that are assets of a trust and the mortgage loans underlying the other mortgage assets included in a trust for a series will consist of first lien residential or multifamily mortgages or deeds of trust. However, if so specified in the prospectus supplement, certain or all of the mortgage loans that are assets of the trust and the mortgage loans underlying the other mortgage assets included in the trust for a series may consist of second or junior lien, residential or multifamily mortgages or deeds of trust.

      The prepayment experience on the mortgage assets will affect

      . the average life of the securities and each class thereof issued by the related trust,

      . the extent to which the final distribution for each class occurs prior to its final scheduled distribution date, and

      .     the effective yield on each class of such securities.

      Because prepayments will be passed through to the holders of securities as distributions or payments of principal on such securities, it is likely that the actual final distributions on the classes of securities of a series will occur prior to their respective final scheduled distribution dates. Accordingly, in the event that the mortgage assets of a trust experience significant prepayments, the actual final distributions on the securities of the related series may occur materially before their respective final scheduled distribution dates causing a shortening of the weighted average life of each class of such series.

      Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of a class of securities of a series will be influenced by the rate at which principal on the mortgage loans comprising or underlying the assets in the trust is paid to such class, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments, in whole or in part, and liquidations due to default).

      In addition, the weighted average life of the securities may be affected by the varying maturities of the mortgage loans comprising or underlying the assets in a trust. If any mortgage loans comprising or underlying the assets in a particular trust have actual terms to maturity less than those assumed in calculating final scheduled distribution or payment dates for the classes of securities of the related series, one or more classes of such securities may be fully paid prior to their respective final scheduled distribution or payment dates, even in the absence of prepayments. Accordingly, the prepayment experience of the assets will, to some extent, be a function of the mix of mortgage rates and maturities of the mortgage loans comprising or underlying such assets. Other factors affecting weighted average life include the type of mortgage asset, defaults, foreclosures, refinancing and inclusion of due-on-sale clauses.

      Prepayments on mortgages are commonly measured relative to a prepayment standard or model, such as the FHA prepayment experience, the single monthly mortality prepayment model, the constant prepayment rate model, or some other prepayment assumption model. The prospectus supplement for a series may contain a table setting forth percentages of the original principal amount of each class of securities of such series anticipated to be outstanding after each of the dates shown in the table. It is unlikely that the prepayment of the mortgage assets of any trust will conform to any of the percentages of the prepayment assumption model described in any table set forth in the related prospectus supplement.

      FHA has compiled statistics relating to one- to four-family, fixed rate level payment mortgage loans insured by the FHA under the National Housing Act of 1934, as amended, at various interest rates, all of which permit assumption by the new buyer if the home is sold. Such statistics indicate that while some of such mortgage loans remain outstanding until their scheduled maturities, a substantial number are paid prior to their respective stated maturities. Moreover, although each of the FHA Loans included in the FHA statistics is assumable, it is likely that a number of mortgage loans included in a trust and a number of mortgage loans backing other mortgage assets will include "due-on-sale" clauses which allow the holder of the mortgage loan to demand payment in full of the remaining principal balance of the mortgage loan upon sale or certain other transfers of the underlying mortgaged property. The resulting acceleration of mortgage payments upon transfer of the underlying mortgaged property is another factor affecting prepayment rates that is not reflected in the FHA statistics. See "Certain Legal Aspects of Mortgage Assets -- `Due-on-Sale' Clauses" in this prospectus.

      No assurance can be given as to the rate of principal payments or prepayments on the mortgage loans. The rate of principal payments on mortgage loans included in a trust (or mortgage loans underlying other mortgage assets) will be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments -- including for this purpose payments resulting from refinancings, liquidations due to defaults, casualties, condemnations, and purchases by or on behalf of Southpoint Residential Mortgage, the servicer or the master servicer, as the case may be. The rate of principal prepayments on pools of mortgages is influenced by a variety of economic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the interest rates on the mortgage loans included in a trust -- or mortgage loans underlying other mortgage assets --, such mortgage loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by such mortgage loans.

      It should also be noted that certain mortgage assets in the trust for a series may be backed by mortgage loans with different interest rates. Accordingly, the prepayment experience of such mortgage assets will to some extent be a function of the mix of interest rates of the underlying mortgage loans. For example, the stated certificate rate on certain mortgage certificates may be up to 3% less than the stated interest rate on the underlying mortgage loans. Other factors affecting the prepayment of mortgage loans included in a trust -- or mortgage loans underlying other mortgage assets -- include changes in borrowers' housing needs, job transfers, unemployment, borrowers' net equity in the mortgaged properties and servicing decisions.

                              Yield Considerations

      Distributions of interest on the securities generally will include interest accrued through the accounting date, which is, for any distribution date, the last day of the preceding calendar month for securities that pay interest at a fixed rate, and the 14th day of the same calendar month for securities that pay at a floating rate. Your effective yield will be lower than the yield otherwise produced by the applicable security interest rate and purchase price for your securities, because distributions to you will not be made until the distribution date following the accounting date, which causes a delay in distributions.

      Securities of any class within a series may have fixed, variable or adjustable pass-through rates or interest rates, which may or may not be based upon the interest rates borne by the assets in the related trust. The prospectus supplement with respect to any series of securities will specify the pass-through rate or interest rate for each class of such securities or, in the case of a variable or adjustable pass-through rate or interest rate, the method of determining the pass-through rate or interest rate; the effect, if any, of the prepayment of any asset on the pass-through rate or interest rate of one or more classes of securities; and whether the distributions of interest on the securities of any class will be dependent, in whole or in part, on the performance of any obligor under a cash flow agreement.

      The yield to maturity of any security will be affected by the rate and timing of payment of principal of the underlying mortgage assets. If the purchaser of a security offered at a discount from its Parity Price, which is the price at which a security will yield its coupon, after giving effect to any payment delay, calculates the anticipated yield to maturity of a security based on an assumed rate of payment of principal that is faster than that actually received on the underlying mortgage assets, the actual yield to maturity will be lower than that so calculated. Similarly, if the purchaser of a security offered at a premium over its Parity Price calculates the anticipated yield to maturity of a security based on an assumed rate of payment of principal that is slower than that actually received on the underlying mortgage assets, the actual yield to maturity will be lower than that so calculated.

      The timing of changes in the rate of prepayments on the mortgage assets may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. In general, the earlier a prepayment of principal on an asset, the greater will be the effect on a related investor's yield to maturity. As a result, the effect on an investor's yield of principal payments occurring at a rate higher --- or lower --- than the rate anticipated by the investor during the period immediately following the issuance of the securities would not be fully offset by a subsequent like reduction --- or increase --- in the rate of principal payments. Because the rate of principal payments on the underlying assets affects the weighted average life and other characteristics of any class of securities, prospective investors are urged to consider their own estimates as to the anticipated rate of future prepayments on the underlying contracts and mortgage loans and the suitability of the applicable securities to their investment objectives. See "Maturity and Prepayment Considerations" in this prospectus.

      The yield on your securities also will be affected by Realized Losses or shortfalls allocated to your securities. If Realized Losses and shortfalls are not absorbed by securities subordinated to your securities or other items of credit support, like a reserve fund, then you may have losses or delays in payment on your securities. Losses on your securities will, in turn, reduce distributions to you. Delays in payment will interrupt the timely distribution of amounts owed to you. Losses or delays in payment will reduce your yield.

                                   The Trusts

General

      Southpoint Residential Mortgage will pledge or sell, assign and transfer to your trust:

      . single family or multifamily mortgage loans, manufactured housing installment sales contracts, agency securities, private mortgage-backed securities, or funding agreements,

      .     the asset proceeds account for the series,

      . if applicable, a reserve fund and other funds and accounts for the series,

      .     if applicable, a pre-funding account,

      . if applicable, additional balances advanced to the borrowers under revolving home equity loans;

      . if applicable, rights to additional assets, including, but not limited to, additional assets, guaranties or funds pledged to support any particular mortgage loan;

      . if applicable, all proceeds that may become due under insurance policies for the series,

      . if applicable, Southpoint Residential Mortgage's rights under the servicing and sales agreements, and

      . all payments on these items, having an aggregate initial unpaid principal balance at least equal to 100% of the original principal amount of the securities.

      Mortgage loans and manufactured housing installment sales contracts are called "mortgage assets." Agency securities, private mortgage-backed securities and funding agreements are called "financial assets." Mortgage assets and financial assets, together with other items deposited in your trust, are called "trust assets."

      The trust assets for your series will be assigned and transferred to your trust for the sole benefit of securityholders, except that some credit enhancement items required by the rating agencies may also be assigned to trusts for other series of securities or may secure other series of securities issued by Southpoint Residential Mortgage. Particular assets that might be assigned to trusts for other series or that secure other notes may include pool insurance policies, special hazard insurance policies, mortgagor bankruptcy insurance, reserve funds and additional assets.

Assignment of Trust Assets

      In connection with the issuance of certificates, Southpoint Residential Mortgage will cause the trust assets to be sold, assigned and transferred to the trustee, together with all principal and interest paid on the trust assets from the cut-off date under a pooling and master servicing agreement. The trustee will, in exchange for the trust assets, deliver to the order of Southpoint Residential Mortgage certificates of a series in authorized denominations registered in the names Southpoint Residential Mortgage requests, representing the beneficial ownership interest in the trust assets. In connection with the issuance of notes by an issuer that is an owner trust, Southpoint Residential Mortgage will cause the trust assets to be sold, assigned and transferred to the owner trustee, together with all principal and interest paid on the trust assets from the cut-off date pursuant to a contribution agreement between the issuer and Southpoint Residential Mortgage. The issuer, which can be either an owner trust or Southpoint Residential Mortgage, will pledge all of its rights in and to the trust assets to the trustee pursuant to an indenture. The issuer will direct the trustee to deliver notes of a series secured by a first priority security interest in the trust assets. The notes will be issued in authorized denominations registered in the names requested by Southpoint Residential Mortgage. Each pool of trust assets will constitute a trust or trusts held by the trustee for the benefit of the holders of the series of securities. Each mortgage asset and financial asset included in your trust will be identified in a schedule appearing as an exhibit to the pooling and master servicing agreement or indenture. This schedule will include information as to the scheduled principal balance of each mortgage asset and financial asset as of the cut-off date and its interest rate, original principal balance and other information.

      In addition, necessary steps will be taken by Southpoint Residential Mortgage to have the trustee -- for an offering of certificates -- or the issuer -- for an offering of notes -- become the registered owner of each financial asset included in your trust and to provide for all payments on each financial asset to be made directly to your trustee. Southpoint Residential Mortgage will deliver or cause to be delivered to your trustee or the issuer the mortgage note endorsed to the order of the trustee or the issuer, evidence of recording of the security instrument, an assignment of each security instrument in recordable form naming the trustee or the issuer as assignee, and certain other original documents evidencing or relating to each mortgage loan. Within one year following the settlement date, Southpoint Residential Mortgage will cause the assignments of the mortgage loans to be recorded in the appropriate public office for real property records wherever necessary to protect the trustee's interest in the mortgage loans. In lieu of recording the assignments of mortgage loans in a particular jurisdiction, Southpoint Residential Mortgage may deliver or cause to be delivered an opinion of local counsel to the effect that recording is not required to protect the right, title and interest of the trustee or the issuer in the mortgage loans. The original mortgage documents will be held by the trustee, the issuer or a custodian, except to the extent released to a servicer or the master servicer from time to time in connection with servicing the mortgage loan. The servicer or the master servicer, on behalf of the securityholders, will hold the original documents and copies of documents and instruments concerning your trust's assets.

      Notwithstanding the preceding two paragraphs, unless otherwise specified in the related prospectus supplement, the documents with respect to home equity loans and home improvement contracts will not be delivered to the trustee (or a custodian), but will be retained by the master servicer, which may also be the asset seller. In addition, assignments of the related mortgages to the trustee will not be recorded, unless otherwise provided in the related prospectus supplement.

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

      With respect to each financial asset in certificated form, the depositor will deliver or cause to be delivered to the trustee (or the custodian) the original certificate or other definitive evidence of such financial asset, together with bond power or other instruments, certifications or documents required to transfer fully such financial asset, to the trustee for the benefit of the securityholders. With respect to each financial asset in uncertificated or book-entry form or held through a "clearing corporation" within the meaning of the UCC, the depositor and the trustee will cause such financial asset to be registered directly or on the books of such clearing corporation or of one or more securities intermediaries in the name of the trustee for the benefit of the securityholders. Unless otherwise provided in the related prospectus supplement, the related agreement will require that either the depositor or the trustee promptly cause any financial asset in certificated form not registered in the name of the trustee to be re-registered, with the applicable persons, in the name of the trustee.

      Southpoint Residential Mortgage will make certain representations and warranties in the pooling and master servicing agreement or contribution agreement with respect to the trust assets, including representations that it either is the owner of the trust assets or has a first priority perfected security interest in the trust assets. In addition, the seller of the mortgage may make certain representations and warranties with respect to the trust assets in the sales agreement. See "Sale and Servicing of Mortgage Assets -- Representations and Warranties" in this prospectus.

      Southpoint Residential Mortgage's right to enforce representations and warranties of a seller, servicer or master servicer will be assigned or made to the trustee under the pooling and master servicing agreement or indenture. To the extent that a seller, servicer or master servicer makes representations and warranties regarding the characteristics of the trust assets, Southpoint Residential Mortgage will generally not also make these representations and warranties. In the event that the representations and warranties of Southpoint Residential Mortgage or the seller are breached, and the breach or breaches adversely affect your interests in your trust's assets, Southpoint Residential Mortgage or the seller will be required to cure the breach or, in the alternative, to substitute new trust assets, or to repurchase the affected trust assets, generally at a price equal to the unpaid principal balance of these trust assets, together with accrued and unpaid interest at the asset's rate. In addition, in the event a servicer or the master servicer breaches its representations and warranties and this breach adversely affects your interests, the servicer or the master servicer generally will be required to cure this breach or to repurchase the trust asset. Unless otherwise specified in the related prospectus supplement, the purchase price is equal to the sum of the unpaid principal balance thereof, plus unpaid accrued interest thereon at the mortgage rate from the date as to which interest was last paid to the due date in the due period in which the relevant purchase is to occur, plus certain servicing expenses that are reimbursable to the master servicer. Neither Southpoint Residential Mortgage nor any servicer or master servicer will be obligated to substitute trust assets or to repurchase trust assets if a seller, master servicer or servicer defaults upon its obligation to do so, and no assurance can be given that sellers, master servicers or servicers will perform their obligations.

The Trust Assets

      Your prospectus supplement describes the type of trust assets that will be transferred to your trust. The trust assets may include

      .     Ginnie Mae certificates,

      .     Freddie Mac certificates,

      .     Fannie Mae certificates,

      . direct obligations of the United States, agencies thereof or agencies created thereby,

      .     mortgage-backed securities of private issuers,

      . mortgage loans, which may include single family residential loans, balloon loans, multifamily loans and junior lien mortgage loans,

      .     manufactured housing retail installment sales contracts,

      .     home equity loans and home improvement contracts,

      . other assets evidencing interests in loans secured by residential property, and

      . funding agreements with finance companies that are secured by mortgage certificates, mortgage loans or other similar assets.

      Ginnie Mae certificates are mortgage pass-through certificates as to which the timely payment of principal and interest is guaranteed by Government Southpoint Residential Mortgage Association, a wholly owned corporate instrumentality of the United States within HUD. Ginnie Mae's guaranty obligations are backed by the full faith and credit of the United States. The mortgage loans underlying Ginnie Mae certificates may consist of loans insured by FHA and secured by mortgages on one- to four-family residential properties or multi-family residential properties, loans partially guaranteed by VA, and other mortgage loans eligible for inclusion in mortgage pools underlying Ginnie Mae certificates.

      Freddie Mac certificates are mortgage pass-through certificates as to which the Federal Home Loan Mortgage Corporation has guaranteed the timely payment of interest and, generally, the ultimate collection of principal. Freddie Mac is a federally chartered corporation whose obligations are not guaranteed by the United States or any of its agencies or instrumentalities. Each Freddie Mac certificate will represent an undivided interest in a group of mortgage loans or participations in mortgage loans secured by a first lien on one-to-four family residential properties or multi-family residential properties.

      Fannie Mae certificates are mortgage pass-through certificates as to which the Federal Southpoint Residential Mortgage Association has guaranteed the timely payment of principal and interest. Fannie Mae is a federally chartered and privately owned corporation whose obligations are not guaranteed by the United States or any of its agencies or instrumentalities. Each Fannie Mae certificate will represent an undivided interest in a pool of mortgage loans formed by Fannie Mae. Each mortgage loan will be secured by a first lien on one- to four-family residential properties or multifamily residential properties.

      Although payment of principal and interest on the Ginnie Mae certificates, Freddie Mac certificates and Fannie Mae certificates, if any, assigned to your trust is guaranteed by Ginnie Mae, Freddie Mac and Fannie Mae, respectively, your securities do not represent an obligation of or an interest in Southpoint Residential Mortgage or any of its affiliates and are not guaranteed or insured by Ginnie Mae, Freddie Mac, Fannie Mae, Southpoint Residential Mortgage or any of their affiliates, or any other person.

      The mortgage loans included in your trust will be secured by first or junior liens on one-family, two- to four-family residential property and may also include multifamily residential loans and cooperative loans evidenced by promissory notes secured by a lien or the shares issued by private, non-profit, cooperative housing corporations and on proprietary leases or occupancy agreements granting exclusive rights to occupy specific cooperative dwellings. Regular monthly installments of principal and interest on each mortgage loan or contract paid by the obligor will be collected by the servicer or master servicer and ultimately remitted to the trustee.

      The mortgaged property securing mortgage assets may consist of

      .     detached homes,

      .     units having a common wall,

      .     units located in condominiums, and

      . other types of homes or units set forth in the accompanying prospectus supplement including but not limited to multifamily residential complexes and cooperative units evidenced by a stock certificate.

      Each detached or attached home will be constructed on land owned in fee simple by the obligor or on land leased by the obligor for a term at least one year greater than the term of the applicable mortgage asset. Attached homes may consist of duplexes, triplexes and fourplexes or townhouses. The mortgage assets included in your trust may be secured by mortgaged properties that are owner-occupied, are owned by investors or serve as second residences or vacation homes.

      The mortgage assets included in your trust may provide for

      . the payment of interest and full repayment of principal in level monthly payments with a fixed rate of interest computed on the declining principal balance,

      . may provide for periodic adjustments to the rate of interest to equal the sum of a fixed margin and an index,

      . may consist of mortgage assets for which funds have been provided to reduce the obligor's monthly payments during the early period of the mortgage assets,

      .     may provide for the one-time reduction of the asset rate,

      .     may provide for

            . monthly payments during the first year that are at least sufficient to pay interest due, and

            . an increase in the monthly payment in subsequent years at a predetermined rate resulting in full repayment over a shorter term than the initial amortization schedule,

      . may include graduated payment mortgage assets, which allow for payments during a portion of their term which are or may be less than the amount of interest due on the unpaid principal balance of the mortgage assets, and which unpaid interest will be added to the principal balance and will be paid, together with accrued interest, in the later years,

      . may include mortgage assets on which only interest is payable until maturity, as well as mortgage assets that provide for the amortization of principal over a certain period, although all remaining principal is due at the end of a shorter period,

      . may include mortgage assets that provide for obligor payments to be made on a bi-weekly basis,

      .     home equity loans and home improvement contracts, and

      . may include such other types of mortgage assets as are described in the accompanying prospectus supplement.

      Your trust may contain contracts secured by manufactured homes. These contracts typically will provide for regular monthly payments that will amortize their principal amount over the term of the contract, typically ten to twenty years. Interest may be fixed or adjustable based upon an index. Unless the manufactured home is affixed to the real estate, the security interest in the manufactured home will be governed by state motor vehicle titling laws or the state's Uniform Commercial Code. Manufactured homes may consist of either "single-wide" or "double-wide" units. Additional information about the contracts and manufactured homes included in your trust is contained in the accompanying prospectus supplement.

      Your trust also may include other trust assets consisting of conventional mortgage pass-through certificates or collateralized mortgage obligations representing interests in the types of mortgage assets described in this section, more fully described in the accompanying prospectus supplement.

      Your trust may include direct obligations of the United States, agencies thereof or agencies created thereby which are:

      .     interest-bearing securities,

      .     non-interest-bearing securities,

      . originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or

      . interest-bearing securities from which the right to payment of principal has been removed.

      The prospectus supplement for a series of securities evidencing interests in assets of a trust that include direct obligations of the United States, agencies thereof or agencies created thereby will specify, to the extent available,

      . the aggregate approximate initial and outstanding principal amounts or notional amounts, as applicable, and types of such obligations to be included in the trust,

      . the original and remaining terms to stated maturity of such obligations,

      . whether such obligations are entitled only to interest payments, only to principal payments or to both,

      . the interest rates of such obligations or the formula to determine such rates, if any,

      .     the applicable payment provisions for such obligations and

      . to what extent, if any, the obligation evidenced thereby is backed by the faith and credit of the United States.

Mortgage Loan Information in Prospectus Supplements

      Each prospectus supplement will contain information, as of the dates specified in such prospectus supplement and to the extent then applicable and specifically known to the depositor, with respect to the mortgage loans, which may include:

      . the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans as of the applicable cut-off date,

      .     the type of property securing the mortgage loans,

      . the weighted average (by principal balance) of the original and remaining terms to maturity of the mortgage loans,

      . the earliest and latest origination date and maturity date of the mortgage loans,

      . the range of the loan-to-value ratios at origination of the mortgage loans,

      . the mortgage rates or range of mortgage rates and the weighted average mortgage rate borne by the mortgage loans,

      . the state or states in which most of the mortgaged properties are located,

      . information with respect to the prepayment provisions, if any, of the mortgage loans,

      . with respect to mortgage loans with adjustable mortgage rates, the index, the frequency of the adjustment dates, the range of margins added to the index, and the maximum mortgage rate or monthly payment variation at the time of any adjustment thereof and over the life of such mortgage loans with adjustable mortgage rates and

      . information regarding the payment characteristics of the mortgage loans, including without limitation balloon payment and other amortization provisions.

If specific information respecting the mortgage loans is not known to the depositor at the time securities are initially offered, more general information of the nature described above will be provided in the prospectus supplement, and specific information will be set forth in a report which will be available to purchasers of the related securities at or before the initial issuance thereof and will be filed as part of a current report on Form 8-K with the Securities and Exchange Commission within fifteen days after such initial issuance.

      The related prospectus supplement may specify whether the mortgage loans include closed-end and/or revolving home equity loans or certain balances thereof, which may be secured by Mortgages that are junior to other liens on the related mortgaged property and/or home improvement installment sales contracts or installment loan agreements originated by a home improvement contractor and secured by a mortgage on the related mortgaged property that is junior to other liens on the mortgaged property. Except as otherwise described in the related prospectus supplement, the home improvements purchased with the home improvement contracts will generally be replacement windows, house siding, roofs, swimming pools, satellite dishes, kitchen and bathroom remodeling goods and solar heating panels. The related prospectus supplement will specify whether the home improvement contracts are partially insured under Title 1 of the National Housing Act and, if so, the limitations on such insurance.

      If specified in the related prospectus supplement, new draws by borrowers under the revolving home equity loans will, during a specified period of time, automatically become part of the trust for a series. As a result, the aggregate balance of the revolving home equity loans will fluctuate from day to day as new draws by borrowers are added to the trust and principal collections are applied to purchase such balances. Such mounts will usually differ each day, as more specifically described in the related prospectus supplement.

      If specified in the related prospectus supplement, principal collections received on the mortgage loans may be applied to purchase additional mortgage loans which will become part of the trust for a series. Such additions may be made to the extent that such additions could be made in connection with a trust with respect to which a REMIC election has been made. The related prospectus supplement will set forth the characteristics that such additional mortgage loans will be required to meet. Such characteristics will be specified in terms of the categories described in the second preceding paragraph.

Payment Provisions of the Mortgage Loans

      Unless otherwise specified in the related prospectus supplement, all of the mortgage loans will:

      . have individual principal balances at origination of not less than $25,000,

      .     have original terms to maturity of not more than 40 years and

      . provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at such other interval as is specified in the related prospectus supplement.

Each mortgage loan may provide for no accrual of interest or for accrual of interest thereon at an interest rate that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed mortgage rate or a different adjustable mortgage rate, or from a fixed to an adjustable mortgage rate, from time to time pursuant to an election or as otherwise specified on the related mortgage note, in each case as described in the related prospectus supplement. Each mortgage loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the mortgage rate or to reflect the occurrence of certain events or that adjust on the basis of other methodologies, and may provide for negative amortization or accelerated amortization, in each case as described in the related prospectus supplement. Each mortgage loan may be fully amortizing or require a balloon payment due on its stated maturity date, in each case as described in the related prospectus supplement.

            Repurchase of Converted Mortgage Assets

      Your trust may include mortgage assets that are convertible from adjustable interest rates to fixed interest rates. Generally, the converted mortgage assets will be purchased from your trust at a purchase price equal to their unpaid principal balance, plus 30 days of accrued interest. A servicer or the master servicer will be obligated to deposit the amount of the purchase price in an account established for this purpose and the purchase price will be treated as a prepayment of the mortgage asset. An obligation of a servicer or the master servicer to repurchase converted mortgage assets may be supported by cash, letters of credit, third party guarantees or other similar arrangements.

            Substitution of Trust Assets

      Southpoint Residential Mortgage or the seller may, within three months of the settlement date, deliver to the trustee other trust assets in substitution for any one or more trust assets initially included in your trust. In general, substitute trust assets must, on the date of substitution,

      . have an unpaid principal balance not greater than, and not more than $10,000 less than, the unpaid principal balance of the deleted trust asset,

      . have an asset rate not less than, and not more than one percentage point in excess of, the asset rate of the deleted trust asset,

      . have a net asset rate equal to the net asset rate of the deleted trust asset,

      . have a remaining term to maturity not greater than, and not more than one year less than, that of the deleted trust asset, and

      . comply with each representation and warranty relating to the trust assets and, if the seller is effecting the substitution, comply with each representation and warranty set forth in the transfer agreement conveying the trust assets to Southpoint Residential Mortgage.

      In addition, only like-kind collateral may be substituted. If mortgage assets are being substituted, the substitute mortgage asset must have a loan-to-value ratio as of the first day of the month in which the substitution occurs equal to or less than the loan-to-value ratio of the deleted mortgage asset on this date, using the value at origination, and after taking into account the payment due on this date. Further, no adjustable-rate loan may be substituted unless the deleted mortgage asset is an adjustable-rate loan, in which case, the substituted mortgage asset must also

      . have a minimum lifetime asset rate that is not less than the minimum lifetime asset rate on the deleted mortgage asset,

      . have a maximum lifetime asset rate that is not less than the maximum lifetime asset rate on the deleted mortgage asset,

      . provide for a lowest possible net asset rate that is not lower than the lowest possible net asset rate for the deleted mortgage asset and a highest possible net asset rate that is not lower than the highest possible net asset rate for the deleted mortgage asset,

      . have a gross margin not less than the gross margin of the deleted mortgage asset,

      . have a periodic rate cap equal to the periodic rate cap on the deleted mortgage asset,

      . have a next interest adjustment date that is the same as the next interest adjustment date for the deleted mortgage asset or occurs not more than two months prior to the next interest adjustment date for the deleted mortgage asset, and

      . not be a mortgage asset convertible from an adjustable rate to a fixed rate unless the deleted mortgage asset is so convertible.

      In the event that more than one mortgage asset is substituted for a deleted mortgage asset, one or more of the foregoing characteristics may be applied on a weighted average basis as described in the pooling and master servicing agreement or indenture.

      Funding Agreements

      Southpoint Residential Mortgage may enter into a funding agreement with a limited-purpose finance subsidiary or affiliate of an operating company. This finance company will be authorized to engage in any business activities other than the financing and sale of mortgage-related assets.

      Pursuant to a funding agreement

      . Southpoint Residential Mortgage will lend a finance company a portion of the proceeds from the sale of your securities and the finance company will pledge to Southpoint Residential Mortgage trust assets having an aggregate unpaid principal balance or asset value equal to at least the amount of the loan, and

      . the finance company will agree to repay this loan by causing payments on your trust's assets to be made to the trustee, as assignee of Southpoint Residential Mortgage, in amounts as are necessary to pay accrued interest on this loan and to amortize the principal amount of the loan.

      A finance company need not provide additional collateral to secure the loan pursuant to a funding agreement subsequent to the issuance of your securities.

      Unless Southpoint Residential Mortgage, a servicer, the master servicer or another organization designated in the accompanying prospectus supplement exercises its option to terminate your trust and retire your securities, or a finance company defaults, the finance company's loan may not be prepaid other than as a result of prepayments on the pledged trust assets. If the finance company attempts to prepay its loan, the loan would only be deemed prepaid in full if the finance company paid Southpoint Residential Mortgage an amount sufficient to enable Southpoint Residential Mortgage to purchase other trust assets comparable in yield and maturity to the finance company's trust assets pledged under the funding agreement. The trustee then could either

      . purchase such other trust assets and substitute them for the trust assets pledged by the finance company, to the extent that this purchase and substitution did not adversely affect the tax treatment of your securities, or

      . deposit the amount of the finance company's prepayment in the asset proceeds account.

      In the event of a default under a funding agreement, the trustee will have recourse to the finance company for the benefit of the securityholders, including the right to foreclose upon the trust assets securing that funding agreement. The participating finance companies will be limited-purpose finance entities. It is unlikely that a defaulting finance company will have any significant assets except those pledged to your trust and those that secure other securities. The trustee has no recourse to assets pledged to secure other securities except to the limited extent that funds generated by those assets exceed the amount required to pay those securities and are released from the lien securing the other securities and returned to a finance company. For that reason, you should make your investment decisions on the basis that your securities have rights only to the trust assets of your trust.

      In the event of a default under a funding agreement and the sale by the trustee of the trust assets securing the obligations of the finance company under the funding agreement, the trustee may distribute principal in an amount equal to the unpaid principal balance of the trust assets so liquidated ratably among all classes of securities within your series, or in another manner noted in the accompanying prospectus supplement.

Pre-Funding

      If specified in the accompanying prospectus supplement, a portion of the issuance proceeds of your securities (the "Pre-Funded Amount") will be deposited in an account to be established with the trustee, which will be used to acquire additional trust assets from time to time during the time period specified in the prospectus supplement (the "Pre-Funding Period"). Prior to the investment of the Pre-Funded Amount in additional trust assets, the Pre-Funded Amount may be invested in one or more eligible investments. Any eligible investment must mature no later than the business day prior to the next distribution date.

      During any Pre-Funding Period, Southpoint Residential Mortgage will be obligated, subject only to availability, to transfer to your trust additional trust assets from time to time during the Pre-Funding Period. Additional trust assets will be required to satisfy eligibility criteria more fully set forth in the prospectus supplement. This eligibility criteria will be consistent with the eligibility criteria of the trust assets included in your trust on the settlement date, but exceptions may expressly be stated in the prospectus supplement.

      Use of a Pre-Funding Account with respect to any issuance of securities will be conditioned upon the following:

      . the Pre-Funding Period will not exceed three months from the settlement date,

      . the additional assets to be acquired during the Pre-Funding Period will satisfy the same underwriting standards, representations and warranties as the trust assets included in the trust on the settlement date, although additional criteria may also be required to be satisfied, as described in the prospectus supplement,

      . the Pre-Funded Amount will not exceed 25% of the principal amount of the securities issued,

      . the Pre-Funded Amount will not exceed 25% of the scheduled principal balance of the trust assets, inclusive of the Pre-Funded Amount, as of the cut-off date, and

      .     the Pre-Funded Amount shall be invested in eligible investments.

      To the extent that amounts on deposit in the Pre-Funding Account have not been fully applied to the purchase of additional trust assets by the end of the Pre-Funding Period, the securityholders then entitled to receive distributions of principal will receive a prepayment of principal in an amount equal to the related Pre-Funded Amount remaining in the Pre-Funding Account on the first distribution date following the end of the Pre-Funding Period. Any prepayment of principal would have an adverse effect on the yield to maturity of securities purchased at a premium, and would expose securityholders to the risk that alternative investments of equivalent value may not be available at a later time.

      Information regarding additional assets acquired by your trust during the Pre-Funding Period comparable to the disclosure regarding the assets in the prospectus supplement will be filed on a Current Report in Form 8-K within fifteen days following the end of the Pre-Funding Period.

Asset Proceeds Account

      Payments on the mortgage assets will be remitted to the servicer custodial account or master servicer custodial account and then to the asset proceeds account for your series, net of amounts required to pay servicing fees and amounts included in any reserve fund. All payments received on financial assets will be remitted to the asset proceeds account. All or a portion of the amounts in the asset proceeds account, together with reinvestment income, if payable to you, will be available for the payment of master servicing and administrative fees and distributions of principal and interest on your securities in accordance with the allocations set forth in the accompanying prospectus supplement.

Cash Flow Agreements

      If so provided in the related prospectus supplement, the trust may include one or more of the following agreements: interest rate exchange agreements, purchase/sale agreements with respect to the trust assets, interest rate cap or floor agreements, currency exchange agreements, other swaps and derivative instruments or other agreements consistent with the foregoing. The principal terms of any such cash flow agreement, including, without limitation, provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the prospectus supplement for the related series. In addition, the related prospectus supplement will provide certain information with respect to the obligor under any such cash flow agreement.

Credit Support

      If so provided in the related prospectus supplement, partial or full protection against certain defaults and losses on the trust property in the related trust may be provided to one or more classes of certificates in the related series. Credit support may be in the form of the subordination of one or more classes of certificates, letters of credit, insurance policies, guarantees, the establishment of one or more reserve funds or another method of credit support described in the related prospectus supplement, or any combination of the foregoing. If so provided in the related prospectus supplement, any form of credit support may be structured so as to be drawn upon by more than one series to the extent described therein.

      Unless otherwise provided in the related prospectus supplement for a series of certificates the credit support will not provide protection against all risks of loss and will not guarantee repayment of the entire security balance of the certificates and interest thereon, lf losses or shortfalls occur that exceed the amount covered by credit support or that are not covered by credit support, securityholders will bear their allocable share of deficiencies. Moreover, if a form of credit support covers more than one series of certificates each, a covered trust"), holders of certificates evidencing interests in any of such covered trusts will be subject to the risk that such credit support will be exhausted by the claims of other covered trusts prior to such covered trust receiving any of its intended share of such coverage.

Subordinate Securities

      If so specified in the related prospectus supplement, one or more classes of certificates of a series may be subordinate securities. To the extent specified in the related prospectus supplement, the rights of the holders of subordinate securities to receive distributions of principal and interest from the Asset Proceeds Account on any distribution date will be subordinated to such rights of the holders of senior securities. If so provided in the related prospectus supplement, the subordination of a class may apply only in the event of (or may be limited to) certain types of losses or shortfalls. The related prospectus supplement will set forth information concerning the amount of subordination of a class or classes of subordinate securities in a series, the circumstances in which such subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

Cross-Support Provisions

      lf the assets for a series are divided into separate groups, each supporting a separate class or classes of securities of a series, credit support may be provided by cross-support provisions requiring that distributions be made on senior securities evidencing interests in one group of assets prior to distributions on subordinate securities evidencing interests in a different group of assets within the trust. The prospectus supplement for a series that includes a cross-support provision will describe the manner and conditions for applying such provisions.

Letter of Credit

      If so provided in the prospectus supplement for a series of securities, deficiencies in amounts otherwise payable on such securities or certain classes thereof will be covered by one or more letters of credit, issued by a bank or financial institution specified in such prospectus supplement (the "L/C Bank"). Under a letter of credit, the L/C Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related prospectus supplement of the aggregate principal balance of the assets on the related cut-off date or of the initial aggregate security balance of one or more classes of securities. If so specified in the related prospectus supplement, the letter of credit may permit draws in the event of only certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related prospectus supplement. The obligations of the L/C Bank under the letter of credit for each series of securities will expire at the earlier of the date specified in the related prospectus supplement or the termination of the trust.

Credit Support With Respect to MBS

      If so provided in the prospectus supplement for a series of securities, the MBS in the related trust and/or the mortgage loans underlying such MBS may be covered by one or more of the types of credit support described herein. The related prospectus supplement will specify as to each such form of credit support the information indicated above with respect thereto, to the extent such information is material and available.

Reserve Fund or Accounts

      Southpoint Residential Mortgage may deposit or cause to be deposited cash, certificates of deposit or letters of credit in reserve funds or accounts. Such an account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be held as cash or invested in certain short-term, investment grade obligations, in each case as described in the related prospectus supplement. These accounts may be used by the trustee to make distributions of principal or interest on your securities to the extent funds are not otherwise available, if so provided in the pooling and master servicing agreement or indenture and described in the accompanying prospectus supplement. The reserve funds will be maintained in trust but may or may not constitute trust assets of your trust. Southpoint Residential Mortgage may have certain rights on a distribution date to cause the trustee to make withdrawals from the reserve fund and to pay these amounts in accordance with the instructions of Southpoint Residential Mortgage, as specified in the accompanying prospectus supplement, to the extent that these funds are no longer required to be maintained for you.

Financial Guarantee Insurance Policy

      If specified in the accompanying prospectus supplement, your series of securities may have the benefit of one or more financial guarantee insurance policies provided by one or more insurers. Financial guarantee insurance may guarantee timely distributions of interest and full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the accompanying prospectus supplement. A copy of the financial guarantee insurance policy for your securities, if any, will be filed with the SEC as an exhibit to a Current Report on Form 8-K within 15 days of issuance of your securities.

Mortgage Insurance on the Mortgage Assets

      Conventional mortgage loans included in your trust may be covered by primary mortgage insurance policies or one or more mortgage pool insurance policies or any combination. In lieu of mortgage insurance policies, additional trust assets may be delivered to the trustee to secure the timely payment of principal and interest on the mortgage loans. FHA loans and VA loans included in your trust will be covered by FHA insurance or VA guarantees and may be covered by a pool insurance policy.

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

      Conventional mortgage loans that have initial loan-to-value ratios of greater than 80% will, to the extent specified in the accompanying prospectus supplement, be covered by primary mortgage insurance policies. PMI policies will provide coverage on at least the amount of the mortgage loan in excess of 75% of the original fair market value of the mortgaged properties, and will remain in force until the principal balance of the mortgage loan is reduced to 80% of its original fair market value or, with the consent of the master servicer and mortgage insurer, after the policy has been in effect for more than two years if the loan-to-value ratio of the mortgage loan has declined to 80% or less based upon its current fair market value. The initial loan-to-value ratio of any mortgage loan represents the ratio of the principal amount of the mortgage loan outstanding at the origination divided by the fair market value of the mortgaged property. The fair market value of the mortgaged property securing a mortgage loan is the lesser of the purchase price paid by the obligor or the appraised value of the mortgaged property at origination. Some mortgage loans also may be covered by PMI and some PMI will, subject to their provisions, provide full coverage against any loss sustained by reason of nonpayments by the obligors.

      The pool insurance policy or policies for any series of securities will generally be designed to provide coverage for all conventional mortgage loans that are not covered by full coverage insurance policies. However, the mortgage insurance policies will not insure against some losses sustained in the event of a personal bankruptcy of the obligor under a mortgage asset. See "Certain Legal Aspects of Mortgage Assets -- Anti-Deficiency Legislation and Other Limitations on Lenders" in this prospectus.

      The mortgage insurance policies will not provide coverage against hazard losses. Each mortgage loan will be covered by a standard hazard insurance policy but these policies typically will exclude from coverage physical damage resulting from a number of causes and, even when the damage is covered, may afford recoveries that are significantly less than full replacement cost of the losses. Further, to the extent that mortgage loans are covered by a special hazard insurance policy, the special hazard insurance policy will not cover all risks, and the coverage of the policy will be limited. Not all hazard risks will be covered and losses may reduce distributions to you.

      To the extent necessary to restore or prevent a reduction of the rating assigned by a rating agency, a servicer or the master servicer will use its reasonable best efforts to replace a mortgage insurance policy with a new mortgage insurance policy issued by an insurer whose claims paying ability is acceptable to each rating agency.

      Primary Mortgage Insurance

      Each PMI policy covering mortgage assets in your trust will be issued by a mortgage insurer under its master policy. Southpoint Residential Mortgage and the trustee, as assignee of the lender under each mortgage asset, generally will be the insureds or assignees of record, as their interests may appear, under each PMI policy. The servicer or master servicer will cause a PMI policy to be maintained in full force and effect on each mortgage asset requiring this insurance and to act on behalf of the insured concerning all actions required to be taken by the insured under each PMI policy.

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

      The amount of a claim for benefits under a PMI policy will consist of the insured portion of the unpaid principal amount of the covered mortgage asset and accrued and unpaid interest and reimbursement of some expenses, less

      . all rents or other payments collected or received by the insured -- other than the proceeds of hazard insurance -- that are derived from or are in any way related to the mortgaged property,

      . hazard insurance proceeds in excess of the amount required to restore the mortgaged property and which have not been applied to the payment of the mortgage asset,

      .     amounts expended but not approved by the mortgage insurer,

      .     claim payments previously made by the mortgage insurer, and

      .     unpaid premiums.

      As conditions precedent to the filing of or payment of a claim under a PMI policy, the insured will generally be required to, in the event of default by the obligor

      .     advance or discharge

            .     all hazard insurance premiums and

            .     as necessary and approved in advance by the mortgage insurer,

                  *     real estate property taxes,

                  * all expenses required to preserve, repair and prevent waste to the mortgaged property so as to maintain the mortgaged property in at least as good a condition as existed at the effective date of the PMI policy, ordinary wear and tear excepted,

                  *     property sales expenses,

                  *     any outstanding liens on the mortgaged property, and

                  * foreclosure costs, including court costs and reasonable attorneys' fees,

      . in the event of any physical loss or damages to the mortgaged property, have restored and repaired the mortgaged property to at least as good a condition as existed at the effective date of the PMI policy, ordinary wear and tear excepted, and

      . tender to the mortgage insurer good and merchantable title to and possession of the mortgaged property.

      The PMI policy may not reimburse the insured for attorneys' fees on a foreclosed mortgage asset in excess of 3% of the unpaid balance of that mortgage asset. As a result, legal expenses in excess of this reimbursement limitation may be charged as a loss on your securities.

      Other provisions and conditions of each PMI policy generally will provide that:

      . no change may be made in the terms of the mortgage asset without the consent of the mortgage insurer,

      . written notice must be given to the mortgage insurer within 10 days after the insured becomes aware that an obligor is delinquent in the payment of a sum equal to the aggregate of two scheduled payments due under the mortgage asset or that any proceedings affecting the obligor's interest in the mortgaged property have been commenced, and then the insured must report monthly to the mortgage insurer the status of any affected mortgage loan until the mortgage loan is brought current, such proceedings are terminated or a claim is filed,

      . the mortgage insurer will have the right to purchase the mortgage loan at any time subsequent to the 10 days' notice described in the immediately preceding bullet point and prior to the commencement of foreclosure proceedings, at a price equal to the unpaid principal balance of the mortgage loan plus accrued and unpaid interest and reimbursable amounts expended by the insured for the real estate taxes and hazard insurance on the mortgaged property for a period not exceeding 12 months and less the sum of any claim previously paid under the policy and any due and unpaid premium with respect to the policy,

      . the insured must commence proceedings at certain times specified in the policy and diligently proceed to obtain good and merchantable title to and possession of the mortgaged property,

      . the insured must notify the mortgage insurer of the institution of any proceedings, provide it with copies of documents relating thereto, notify the mortgage insurer of the price specified in the third bullet point at least 15 days prior to the sale of the mortgaged property by foreclosure, and bid this amount unless the mortgage insurer specifies a lower or higher amount,

      . the insured may accept a conveyance of the mortgaged property in lieu of foreclosure with written approval of the mortgage insurer, provided that the ability of the insured to assign specified rights to the mortgage insurer are not impaired or the specified rights of the mortgage insurer are not adversely affected,

      . the insured agrees that the mortgage insurer has issued the policy in reliance upon the correctness and completeness of the statements contained in the application for the policy and in the appraisal, plans and specifications and other exhibits and documentation submitted therewith or at any time thereafter,

      . under some policies, the mortgage insurer will not pay claims involving or arising out of dishonest, fraudulent, criminal or knowingly wrongful acts -- including error or omission -- by some persons, or claims involving or arising out of the negligence of persons if this negligence is material either to the acceptance of the risk or to the hazard assumed by the mortgage insurer, and

      .     the insured must comply with other notice provisions in the policy.

      As noted below, a seller and the servicer of mortgage assets must represent and warrant that each mortgage insurance policy is the valid and binding obligation of the mortgage insurer and that each mortgage insurance application was complete and accurate in all material respects when made. See "Sale and Servicing of Mortgage Assets -- Representations and Warranties" in this prospectus.

      Generally, the mortgage insurer will be required to pay to the insured either the insured percentage of the loss or, at its option under some of the PMI policies, the sum of the delinquent scheduled payments plus any advances made by the insured, both to the date of the claim payment, and thereafter, scheduled payments in the amount that would have become due under the mortgage asset if it had not been discharged plus any advances made by the insured until the earlier of the date the mortgage asset would have been discharged in full if the default had not occurred, or an approved sale. Any rents or other payments collected or received by the insured that are derived from or are in any way related to the mortgaged property will be deducted from any claim payment.

      Pool Insurance

      If any mortgage asset is not covered by a full coverage insurance policy or other credit enhancement, Southpoint Residential Mortgage may obtain a pool insurance policy to cover loss by reason of default by the obligors of the mortgage assets included in your trust to the extent not covered by a PMI policy. The master servicer must maintain the pool insurance policies, if any, for your series and to present or cause the servicers to present claims to the insurer on behalf of Southpoint Residential Mortgage, the trustee and you.

      The amount of the pool insurance policy, if any, is specified in the accompanying prospectus supplement. A pool insurance policy will not be a blanket policy against loss, because claims may only be made for particular defaulted mortgage assets and only upon satisfaction of certain conditions.

      The pool insurance policy generally will provide that before the payment of any claim the insured will be required

      . to advance hazard insurance premiums on the mortgaged property securing the defaulted mortgage asset,

      . to advance, as necessary and approved in advance by the related insurer,

            .     real estate property taxes,

            . all expenses required to preserve and repair the mortgaged property, to protect the mortgaged property from waste, so that the mortgaged property is in at least as good a condition as existed on the date when coverage under the pool insurance policy with respect to the mortgaged property first became effective, ordinary wear and tear excepted,

            .     property sales expenses,

            .     any outstanding liens on the mortgaged property, and

            . foreclosure costs including court costs and reasonable attorneys' fees, and

      . if there has been physical loss or damage to the mortgaged property, to restore the mortgaged property to its condition -- ordinary wear and tear excepted -- as of the issue date of the pool insurance policy.

      It will be a condition precedent to the payment of claims under the pool insurance policy that the insured maintain a PMI policy acceptable to the pool insurer on all mortgage assets that have original loan-to-value ratios in excess of 80%. If these conditions are satisfied, the pool insurer will pay to the insured the amount of the loss, which will equal

      . the amount of the unpaid principal balance of the mortgage asset immediately prior to the approved sale of the mortgaged property,

      . the amount of the accumulated unpaid interest on the mortgage asset to the date of claim settlement at the contractual rate of interest, and

      . reimbursable amounts advanced by the insured described above, less payments such as the proceeds of any prior approved sale and any primary insurance policies.

      The pool insurance policy may not reimburse the insured for attorneys' fees on a foreclosed mortgage asset in excess of 3% of the unpaid balance of that mortgage asset. As a result, legal expenses in excess of the reimbursement limitation may be charged as a loss against your securities. An approved sale is

      . a sale of the mortgaged property acquired by the insured because of a default by the obligor, to which the pool insurer has given prior approval,

      . a foreclosure or trustee's sale of the mortgaged property at a price exceeding the minimum amount specified by the pool insurer,

      . the acquisition of the mortgaged property under the PMI policy by the mortgage insurer, or

      .     the acquisition of the mortgaged property by the pool insurer.

      If the pool insurer elects to take title to the mortgaged property, the insured must, as a condition precedent to the payment of a loss, provide the pool insurer with good and merchantable title to the mortgaged property. If any property securing a defaulted mortgage asset is damaged and the proceeds, if any, from the standard hazard insurance policy or the applicable special hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the pool insurance policy, the servicer or the master servicer of the mortgage asset will not be required to expend its own funds to restore the damaged mortgaged property unless it determines and the master servicer agrees that the restoration will increase the proceeds to your trust on liquidation of the mortgage asset after reimbursement of the servicer or the master servicer for its expenses and that these expenses will be recoverable by it through liquidation proceeds or insurance proceeds.

      The pool insurance policies will generally not insure -- and many primary insurance policies may not insure -- against loss sustained by reason of a default arising from, among other things,

      . fraud or negligence in the origination or servicing of a mortgage asset, including misrepresentation by the obligor or the originator,

      . failure to construct mortgaged property in accordance with plans and specifications and

      . a claim regarding a defaulted mortgage asset occurring when the servicer of the mortgage asset, at the time of default or later, was not approved by the mortgage insurer.

      A failure of coverage attributable to one of the foregoing events might result in a breach of the seller's or servicer's representations and warranties. This occurrence might give rise to an obligation on the part of the seller or servicer to purchase the defaulted mortgage asset if the breach cannot be cured. In addition, if a terminated servicer has failed to comply with its obligation to purchase a mortgage loan upon which coverage under a pool insurance policy has been denied on the grounds of fraud, dishonesty or misrepresentation - or if the servicer has no such obligation -- the master servicer may be obligated to purchase the mortgage asset. See "Sale and Servicing of Mortgage Assets -- General" and " -- Maintenance of Insurance Policies; Claims Thereunder and Other Realization Upon Defaulted Mortgage Assets" in this prospectus.

      The original amount of coverage under any pool insurance policy assigned to your trust will be reduced over the life of your securities by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the pool insurer upon disposition of all foreclosed mortgaged property. The amount of claims paid includes some expenses incurred by the servicer or the master servicer of the defaulted mortgage asset, as well as accrued interest on delinquent mortgage assets to the date of payment of the claim.

       The net amounts realized by the pool insurer will depend primarily on the market value of the mortgaged property securing the defaulted mortgage asset. The market value of the mortgaged property will be determined by a variety of economic, geographic, environmental and other factors and may be affected by matters that were unknown and could not reasonably be anticipated at the time the original loan was made.

      If aggregate net claims paid under a pool insurance policy reach the original policy limit, coverage under the pool insurance policy will lapse and any further losses may affect adversely distributions to you. In addition, unless the servicer or master servicer determine that an advance on a delinquent mortgage asset is recoverable from the proceeds of the liquidation of the same mortgage asset or otherwise, neither the servicer nor the master servicer must make the advance because the advance would not be ultimately recoverable to it from either the pool insurance policy or from any other source. See "Sale and Servicing of Mortgage Assets -- Advances" in this prospectus.

      The original amount of coverage under the pool insurance policy assigned to your trust also may be reduced or canceled to the extent each rating agency confirms that the reduction or cancellation will not result in the lowering of the rating of your securities.

      A pool insurance policy may insure against losses on the mortgage assets assigned to trusts for other series of securities or that secure other mortgage-backed securities issued by Southpoint Residential Mortgage or one of its affiliates. However, the extension of coverage -- and corresponding assignment of the pool insurance policy -- to any other series or other securities does not result in the downgrading of the credit rating of your securities.

      Standard Hazard Insurance Policies

      The servicer must maintain a standard hazard insurance policy covering each mortgaged property, to the extent described in the accompanying prospectus supplement. The coverage amount of each standard hazard insurance policy will be at least equal to the lesser of the outstanding principal balance of the mortgage asset, or the full replacement value of the improvements on the mortgaged property. All amounts collected by the servicer or master servicer under any standard hazard insurance policy -- less amounts to be applied to the restoration or repair of the mortgaged property and other amounts necessary to reimburse the servicer or master servicer for previously incurred advances or approved expenses, which may be retained by the servicer or master servicer -- will be deposited to the custodial account or the asset proceeds account.

      The standard hazard insurance policies will provide for coverage at least equal to the applicable state standard form of fire insurance policy with extended coverage. In general, the standard form of fire and extended coverage policy will cover physical damage to, or destruction of, the improvements on the mortgaged property caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to customary conditions and exclusions. Because the mortgage assets' standard hazard insurance policies will be underwritten by different insurers and will cover mortgaged property located in various states, these policies will not contain identical terms and conditions. The basic terms generally will be determined by state law and generally will be similar. Most policies typically will not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement -- including earthquakes, landslides and mudflows--, nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. This list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. When mortgaged properties are located in a flood area identified by HUD pursuant to the National Flood Insurance Act of 1968 the servicer or master servicer, as the case may be, will cause to be maintained flood insurance.

      The standard hazard insurance policies covering mortgaged properties typically will contain a "coinsurance" clause which, in effect, will require the insured at all times to carry insurance of a specified percentage -- generally 80% to 90% -- of the full replacement value of the dwellings, structures and other improvements on the mortgaged property in order to recover the full amount of any partial loss. If the insured's coverage falls below this percentage, the clause will provide that the insurer's liability in the event of partial loss will not exceed the greater of the actual cash value -- the replacement cost less physical depreciation -- of the dwellings, structures and other improvements damaged or destroyed or the proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of the dwellings, structures and other improvements.

      Any losses incurred with respect to mortgage assets due to uninsured risks -- including earthquakes, mudflows and floods -- or insufficient hazard insurance proceeds may reduce the value of the assets included in your trust to the extent these losses are not covered by the special hazard insurance policy and could affect distributions to you.

      The master servicer will not require that a standard hazard or flood insurance policy be maintained for any cooperative loan. Generally, the cooperative itself is responsible for maintenance of hazard insurance for the property owned by the cooperative and the tenant-stockholders of that cooperative do not maintain individual hazard insurance policies. To the extent, however, a cooperative and the related borrower on a cooperative note do not maintain such insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of the damaged property, damage to the obligor's cooperative dwelling or the cooperative's building could significantly reduce the value of the collateral securing the cooperative note.

      Special Hazard Insurance Policy

      A special hazard insurance policy may be obtained with respect to the mortgage assets included in your trust. A special hazard insurance policy generally will protect you from

      . loss by reason of damage to mortgaged property underlying defaulted mortgage assets included in your trust caused by certain hazards -- including vandalism and earthquakes and, except where the obligor is required to obtain flood insurance, floods and mudflows -- not covered by the standard hazard insurance policies, and

      . loss from partial damage to the mortgaged property securing the defaulted mortgage assets caused by reason of the application of the coinsurance clause contained in the applicable standard hazard insurance policies.

      Any special hazard insurance policy, however, will not cover losses occasioned by war, nuclear reaction, nuclear or atomic weapons, insurrection or normal wear and tear. Coverage under the special hazard insurance policy will be at least equal to the amount specified in the accompanying prospectus supplement.

      The special hazard insurance policy will provide that when there has been damage to mortgaged property securing a defaulted mortgage asset and this damage is not covered by the standard hazard insurance policy maintained by the obligor or the servicer or master servicer, the special hazard insurer will pay the lesser of

      .     the cost of repair of the mortgaged property, or

      . upon transfer of the property to it, the unpaid principal balance of the mortgage asset at the time of the acquisition of the mortgaged property, plus accrued interest to the date of claim settlement -- excluding late charges and penalty interest --, and certain other expenses.

      No claim may be validly presented under a special hazard insurance policy unless

      . hazard insurance on the mortgaged property securing the defaulted mortgage asset has been kept in force and other reimbursable protection, preservation and foreclosure expenses have been paid, all of which must be approved in advance as necessary by the insurer, and

      . the insured has acquired title to the mortgaged property as a result of default by the obligor.

      If the sum of the unpaid principal amount plus accrued interest and certain expenses is paid by the special hazard insurer, the amount of further coverage under the special hazard insurance policy will be reduced by this amount less any net proceeds from the sale of the mortgaged property. Any amount paid as the cost of repair of the mortgaged property will reduce coverage by this amount.

      The master servicer will maintain the special hazard insurance policy in full force and effect. The master servicer also is required to present claims, on behalf of the trustee, for all losses not otherwise covered by the standard hazard insurance policies and take all reasonable steps necessary to permit recoveries on these claims. See "Sale and Servicing of Mortgage Assets" in this prospectus.

      Partially or entirely in lieu of a special hazard insurance policy, Southpoint Residential Mortgage may deposit or cause to be deposited cash, securities, a certificate of deposit, a letter of credit or any other instrument acceptable to each rating agency in an amount and for a term acceptable to each rating agency. This deposit will be credited to a special hazard fund or similar fund, including a fund that may also provide coverage for mortgagor bankruptcy losses, and the trustee will be permitted to draw on the fund to recover losses that would otherwise be covered by a special hazard insurance policy. A special hazard insurance policy or special hazard fund may insure against losses on mortgage loans assigned to trusts for other series of securities or that secure other mortgage-backed securities obligations issued by Southpoint Residential Mortgage or one of its affiliates. However, the extension of coverage -- and the corresponding assignment of the special hazard insurance policy -- to any other series or other securities does not result in the downgrading of the credit rating of any outstanding securities of your series. Southpoint Residential Mortgage may also elect to insure against special hazard losses by the delivery of additional assets to your trust rather than through a special hazard insurance policy or special hazard fund.

      Mortgagor Bankruptcy Insurance on the Mortgage Assets

      In the event of a personal bankruptcy of an obligor, the bankruptcy court may establish the value of the mortgaged property of the obligor at an amount less than the then outstanding principal balance of the mortgage asset secured by the mortgaged property. The amount of the secured debt could be reduced to this value, and the holder of the mortgage asset would become an unsecured creditor to the extent the outstanding principal balance of mortgage asset exceeds the value so assigned to the mortgaged property by the bankruptcy court. In addition, other modifications of the terms of a mortgage asset can result from a bankruptcy proceeding. See "Certain Legal Aspects of Mortgage Assets -- Anti-Deficiency Legislation and Other Limitations on Lenders" in this prospectus.

      Losses resulting from a bankruptcy proceeding affecting mortgage assets may be covered by mortgagor bankruptcy insurance or any other instrument that will not result in a down-grading of the credit rating of your securities by any rating agency. The amount and term of any mortgagor bankruptcy insurance, which will be specified in the accompanying prospectus supplement, must be acceptable to each rating agency rating your securities. Subject to the terms of the mortgagor bankruptcy insurance, the issuer may have the right to purchase any mortgage asset if a payment or drawing has been made or may be made for an amount equal to the outstanding principal amount of the mortgage asset plus accrued and unpaid interest. In the alternative, partially or entirely in lieu of mortgagor bankruptcy insurance, to the extent specified in the accompanying prospectus supplement, Southpoint Residential Mortgage may deposit or cause to be deposited cash, securities, a certificate of deposit, a letter of credit or any other instrument acceptable to each rating agency rating your securities in an initial amount acceptable to each rating agency. This deposit will be credited to a mortgagor bankruptcy fund or similar fund or account, including a fund or account that may also provide coverage for special hazard losses, and the trustee will be able to draw on the fund or account to recover losses that would be insured against by mortgagor bankruptcy insurance. The mortgagor bankruptcy fund or account may or may not constitute a part of your trust. The amount of the mortgagor bankruptcy insurance or deposit may be reduced as long as any reduction will not result in a reduction of the credit rating of any securities in your series. The mortgagor bankruptcy insurance or any mortgagor bankruptcy fund may insure against losses on mortgage assets assigned to trusts for other series of securities or that secure other mortgage-backed securities issued by Southpoint Residential Mortgage or one of its affiliates. However, the extension of coverage -- and corresponding assignment of the mortgagor bankruptcy insurance or mortgagor bankruptcy fund -- to any other series or securities does not result in the downgrading of the credit rating of any securities of your series. Southpoint Residential Mortgage may elect to deposit or cause to be deposited additional assets to your trust in lieu of obtaining mortgagor bankruptcy insurance or establishing a mortgagor bankruptcy fund.

      Fidelity Bonds and Errors and Omissions Insurance

      Unless otherwise specified in the related prospectus supplement, each trust agreement will require that the master servicer obtain and maintain in effect a fidelity bond or similar form of insurance coverage (which may provide blanket coverage) or any combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers, employees and agents of the master servicer. The related trust agreement will allow the master servicer to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the master servicer so long as certain criteria set forth in the trust agreement are met.

      Other Insurance

      If the trust assets for your series include multifamily mortgage loans, the obligors generally will be required to maintain additional types of insurance, including but not limited to boiler explosion insurance and business interruption insurance. These insurance policies, if any, will be described in the accompanying prospectus supplement.

Delivery of Additional Assets

      Rather than providing pool insurance, special hazard insurance, mortgagor bankruptcy insurance or other insurance, Southpoint Residential Mortgage may assign to your trust non-recourse guaranties of the timely payment of principal and interest on trust assets included in your trust secured by other assets satisfactory to each rating agency rating your series. Southpoint Residential Mortgage may also assign or undertake to deliver such other assets to your trust by other means. Other assets may consist of additional mortgage assets, additional financial assets, letters of credit or other eligible investments.

Investment of Funds

      Funds deposited in or remitted to the asset proceeds account, any reserve fund and any other funds and accounts for a series are to be invested by the trustee, as directed by Southpoint Residential Mortgage, in certain investments approved by the rating agencies rating your series. Eligible investments may include

      . obligations of the United States or any of its agencies, provided the obligations are backed by the full faith and credit of the United States,

      . within certain limitations, securities bearing interest or sold at a discount issued by any corporation, which are rated in the rating category required to support the then highest rating assigned to any class of securities in your series,

      . commercial paper which is then rated in the commercial paper rating category required to support the then highest rating assigned to any class of securities in your series,

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

      . demand and time deposits, certificates of deposit, bankers' acceptances and federal funds sold by any depository institution or trust company incorporated under the laws of the United States or of any state, provided that either the senior debt obligations or commercial paper of the depository institution or trust company -- or provided that either the senior debt obligations or commercial paper of the parent company of the depository institution or trust company -- are then rated in the security rating category required to support the then highest rating assigned to any class of securities in your series,

      . demand and time deposits and certificates of deposit issued by any bank or trust company or savings and loan association and fully insured by the FDIC,

      . guaranteed reinvestment agreements issued by any insurance company, corporation or other entity acceptable to each rating agency rating your series, and

      . certain repurchase agreements of United States government securities.

      Eligible investments will include only obligations or securities that mature on or before the date when the asset proceeds account, reserve fund and other funds or accounts for your series are required or may be anticipated to be required to be applied. Any income, gain or loss from investments for your series will be credited or charged to the appropriate fund or account for your series. Reinvestment income from permitted investments may be payable to the master servicer or the servicers as additional servicing compensation. In that event, these monies will not accrue for your benefit.

      If a reinvestment agreement is obtained, the trustee will invest funds deposited in the asset proceeds account and the reserve fund, if any, for your series pursuant to the terms of the reinvestment agreement.

                  Sale and Servicing of the Mortgage Assets

General

      If your series includes mortgage assets, one or more servicers will provide customary servicing functions pursuant to separate servicing agreements, which will be assigned to the trustee. The master servicer is deemed to be a servicer for purposes of this discussion to the extent it is directly servicing mortgage assets in your trust. The servicers may be entitled to withhold their servicing fees and other fees and charges from remittances of payments received on the mortgage assets they service.

      Each servicer generally will be approved by Fannie Mae or Freddie Mac as a servicer of mortgage loans and must be approved by the master servicer, if any. In determining whether to approve a servicer, the master servicer will review the credit of the servicer, including capitalization ratios, liquidity, profitability and other similar items that indicate financial ability to perform its obligations. In addition, the master servicer's mortgage servicing personnel will review the servicer's servicing record and will evaluate the ability of the servicer to conform with

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

required servicing procedures. Generally, the master servicer will not approve a servicer unless the servicer has serviced conventional mortgage loans for a minimum of two years and maintains a loan servicing portfolio of at least $500,000,000. servicers approved by the master servicer fall into three general categories: commercial banks, mortgage banks and thrift institutions. The master servicer generally will not approve a commercial bank as a servicer unless the commercial bank maintains a capitalization ratio of at least 6%. The master servicer generally will not approve a mortgage bank as a servicer unless the mortgage bank has stockholders' equity of at least $1,000,000 or at least .20% of its loan servicing portfolio, whichever is greater. The master servicer generally will not approve a thrift institution as a servicer unless the thrift institution maintains a capitalization ratio of at least 3% and a liquidity ratio of at least 5%. Once a servicer is approved, the master servicer will continue to monitor on a regular basis the financial position and servicing performance of the servicer.

      The duties to be performed by the servicers include collection and remittance of principal and interest payments on the mortgage assets, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures, and, if necessary, the advance of funds to the extent certain payments are not made by the obligors and are considered to be recoverable under the applicable insurance policies or from proceeds of liquidation of the mortgage assets. Each servicer also will provide necessary accounting and reporting services to enable the master servicer to provide required information to Southpoint Residential Mortgage and the trustee. Each servicer is entitled to a periodic servicing fee equal to a specified percentage of the outstanding principal balance of each mortgage asset serviced by it. With the consent of the master servicer, some servicing obligations of a servicer may be delegated to another person approved by the master servicer.

      The master servicer will administer and supervise the performance by the servicers of their duties and responsibilities, and maintain special hazard insurance, mortgagor bankruptcy insurance and pool insurance, if required. The master servicer will be entitled to receive a portion of the interest payments on the mortgage assets included in your trust to cover its fees as master servicer or securities administrator, as the case may be. The master servicer or the trustee may terminate a servicer who has failed to comply with its covenants or breached one of its representations. Upon termination of a servicer by the master servicer, the master servicer will assume certain servicing obligations of the terminated servicer, or, at its option, may appoint a substitute servicer acceptable to the trustee to assume the servicing obligations of the terminated servicer.

      If the mortgage assets are covered by a pool insurance policy and a terminated servicer has failed to comply with its obligation to purchase a mortgage asset where mortgage insurance coverage has been denied on the grounds of fraud or misrepresentation, the master servicer is obligated to purchase the mortgage asset, subject to limitations, if any, described in the accompanying prospectus supplement. If required by the rating agencies, the master servicer may secure its performance of this obligation through cash, a letter of credit or another instrument acceptable to the rating agencies. Alternatively, a pool insurer may agree to waive its right to deny a claim under its pool insurance policy resulting from a loss sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the mortgage asset, subject to the limitations applicable to the master servicer's obligation to purchase the

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

mortgage asset. To the extent there are limitations on the master servicer's obligation to purchase mortgage assets included in your trust upon which mortgage insurance coverage has been denied on the grounds of fraud or misrepresentation, payments to you could be affected if a servicer and the master servicer fail to honor their obligations.

Representations and Warranties

      Southpoint Residential Mortgage generally will acquire mortgage assets from asset sellers, or will enter into a funding agreement with a finance company affiliated with an asset seller secured by mortgage assets acquired from this asset seller. An asset seller or an affiliate may act as a servicer of mortgage assets included in your trust or an unrelated party may act as servicer. The asset seller will make or will assign its rights in representations and warranties concerning the mortgage assets. In addition, the servicer -- which may be the asset seller -- will make representations and warranties concerning the mortgage assets serviced by the servicer. An asset seller and the servicer each will represent and warrant, among other things, as follows:

      . that each mortgage asset has been originated in material compliance with all applicable laws, rules and regulations,

      . that no mortgage asset is more than 89 days delinquent as of the cut-off date,

      . that each mortgage insurance policy is the valid and binding obligation of the mortgage insurer,

      . that each mortgage insurance application was complete and accurate in all material respects when made,

      . that each security instrument constitutes a good and valid first lien or junior lien, as the case may be, on the mortgaged property, and

      . that the obligor holds good and marketable title to the mortgaged property.

      The asset seller is required to submit to the trustee with each mortgage asset a mortgagee title insurance policy, title insurance binder, preliminary title report, or satisfactory evidence of title insurance. If a preliminary title report is delivered initially, the asset seller is required to deliver a final title insurance policy or satisfactory evidence of the existence of a policy.

      In the event the asset seller or the servicer breaches a representation or warranty made with respect to a mortgage asset or if any principal document executed by the obligor concerning a mortgage asset is found to be defective in any material respect and the breaching party cannot cure the breach or defect within the required time, the trustee may require the breaching party to purchase the mortgage asset from your trust upon deposit with the trustee of funds equal to the then unpaid principal balance of the mortgage asset plus accrued interest at the asset rate through the end of the month in which the purchase occurs. This sum will be net of any unreimbursed advances of principal made by the servicer and any outstanding servicing fees owed to the servicer with respect to this mortgage asset. In the event of a breach by the asset seller of a

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

representation or warranty with respect to any mortgage asset or the delivery by the asset seller to the trustee of a materially defective document with respect to a mortgage asset, the asset seller may, under certain circumstances, rather than repurchasing the affected mortgage asset, substitute a mortgage asset having characteristics substantially similar to those of the defective one. See "The Trusts -- The Trust Assets -- Substitution of Trust Assets" in this prospectus.

      Neither an asset seller's nor a servicer's obligation to purchase a mortgage asset will be guaranteed by the master servicer or Southpoint Residential Mortgage. If the asset seller or a servicer defaults upon its obligation to purchase a mortgage asset and no one elects to assume this obligation, distributions to you could be reduced. See "The Trusts -- Assignment of Trust Assets" in this prospectus.

Origination of the Mortgage Assets

      If the accompanying prospectus supplement states that any class of securities issued by your trust is SMMEA-eligible, then each mortgage asset included in your trust will be originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by HUD. In originating a mortgage asset, the originator will follow its credit approval process in order to assess the prospective obligor's ability to repay and the adequacy of the mortgaged property as collateral. Each originator's mortgage credit approval process for residential loans follows a standard procedure which is intended to comply with applicable federal and state laws and regulations. The originator generally will review a detailed application of the prospective obligor designed to provide pertinent credit information, including a current balance sheet describing assets and liabilities and a statement of income and expenses, credit history with merchants and lenders, any record of bankruptcy, employment history, current and anticipated salary and deposit verification from financial institutions.

      The mortgage assets may have been originated under a "limited documentation" underwriting program, where the credit approval procedures may be minimal. Under "limited documentation" programs, income and employment verifications generally need not be furnished -- other than the year-to-date paycheck stubs or a W-2 for employed individuals and tax returns for two years for self-employed individuals -- and deposit verifications are only required for substantial accounts listed on application forms for such programs. Participation in a limited documentation program generally is limited to individuals with no adverse credit history and to loans secured by owner-occupied residences with original loan-to-value ratios not in excess of 80%.

      An appraisal generally will be required to be made on each residence to be financed. This appraisal generally will be made by an appraiser who, at the time the appraisal was conducted, met the minimum qualifications of Fannie Mae or Freddie Mac for appraisers of conventional residential mortgage loans. The appraisal generally will be based on the appraiser's judgment of value, giving appropriate weight to both the market value of comparable homes and the cost of replacing the residence.

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

      Based on the data provided, certain verifications and the appraisal, a determination is made by the originator whether the prospective obligor has sufficient monthly income available to meet the obligor's monthly obligations on the proposed loan and other expenses related to the residence -- like property taxes, hazard and, if applicable, primary mortgage insurance maintenance fees -- and other financial obligations and monthly living expenses. Each originator's lending guidelines for conventional single-family mortgage loans generally will specify that mortgage payments plus taxes and insurance and all monthly payments extending beyond 10 months -- including those mentioned above and other fixed obligations, like car payments -- would equal no more than specified percentages of the obligor's gross income. These guidelines will be applied only to the payments to be made during the first year of the loan. Other credit considerations may cause an originator to depart from these guidelines. When two individuals co-sign the loan documents, the incomes and expenses of both individuals may be included in the computation.

      The underwriting practices described in the accompanying prospectus supplement may provide more information than those described in general in this prospectus. Some originators may permit the obligor's credit standing and ability to repay the loan to be less stringent than the underwriting standards generally acceptable to Fannie Mae and Freddie Mac. In these instances, the underwriting standards are primarily intended to evaluate the value and adequacy of the mortgaged property as collateral for the mortgage assets.

Payments on Mortgage Assets

      Each servicer will be required to establish and maintain one or more separate, insured custodial accounts into which the servicer will deposit on a daily basis payments of principal and interest received with respect to mortgage assets serviced by it. These amounts will include principal prepayments, insurance proceeds and liquidation proceeds, any advances by the servicer, and proceeds of any mortgage assets withdrawn from your trust for defects in documentation, breach of representations or warranties or otherwise.

      To the extent deposits in each custodial account are required to be insured by the FDIC, if at any time the sums in any custodial account exceed the limits of insurance on the account, the servicer will be required within one business day to withdraw such excess funds from this account and remit these amounts to a servicer custodial account, which shall be a custodial account maintained by the trustee, or to the trustee or the master servicer for deposit in either the asset proceeds account for your series or the master servicer custodial account, which shall be a custodial account maintained by the master servicer. The amount on deposit in any servicer custodial account, master servicer custodial account or asset proceeds account will be invested in or collateralized by permitted investments.

      On each remittance date, which will be identified in the accompanying prospectus supplement, each servicer will be required to remit to the servicer custodial account or the master servicer custodial account amounts representing scheduled installments of principal and interest on the mortgage assets received or advanced by the servicer that were due during the applicable due period, principal prepayments, insurance proceeds or guarantee proceeds, and the proceeds of liquidations of mortgaged property, including funds paid by the servicer for any mortgage assets

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

withdrawn from your trust received during the applicable Prepayment Period, with interest to the date of prepayment or liquidation -- subject to certain limitations--, less applicable servicing fees, insurance premiums and amounts representing reimbursement of advances made by the servicer. On or before the distribution date, the trustee will withdraw from the servicer custodial account or the master servicer custodial account and remit to the asset proceeds account those amounts allocable to the available distribution for the distribution date. In addition, there will be deposited in the asset proceeds account for your series advances of principal and interest made by the servicer, the master servicer or the trustee and any insurance, guarantee or liquidation proceeds -- including amounts paid in connection with the withdrawal of defective mortgage assets from your trust -- to the extent these amounts were not deposited in the custodial account or received and applied by the servicer.

      Prior to each distribution date -- or the next preceding business day if this day is not a business day--, the master servicer will furnish to the trustee a statement setting forth required information concerning the mortgage assets included in you trust.

Advances

      Each servicer will be required to advance funds to cover, to the extent that these amounts are deemed to be recoverable from any subsequent payments from the same mortgage asset

      . delinquent payments of principal and interest on the mortgage assets,

      . delinquent payments of taxes, insurance premiums, and other escrowed items, and

      .     foreclosure costs, including reasonable attorneys' fees.

The failure of a servicer to make advances constitutes a default for which the servicer will be terminated. Upon a default by the servicer, the master servicer or the trustee may be required to make advances to the extent necessary to make required distributions on your securities, provided that this party deems the amounts to be recoverable. Alternatively, Southpoint Residential Mortgage may obtain an endorsement to the pool insurance policy that obligates the mortgage insurer to advance delinquent payments of principal and interest. The pool insurer would only be obligated under an endorsement to the extent the obligor fails to make a payment and the servicer and the master servicer fail to make a required advance. The master servicer may agree to reimburse the pool insurer for any sums the pool insurer pays under an endorsement.

      The advance obligation of the trustee, the master servicer or the pool insurer may be further limited to an amount specified by the rating agencies rating your securities. Any advances by the servicers, the master servicer, the trustee or the pool insurer, as the case may be, must be deposited into the custodial account or servicer custodial account or into the asset proceeds account and will be due not later than the distribution date to which the delinquent payment relates. Amounts advanced by the servicers, the master servicer or the trustee, as the case may be, will be reimbursable out of future payments on the mortgage assets, insurance proceeds, additional assets, liquidation proceeds of the mortgage assets for which these amounts were advanced. If an advance made by a servicer, the master servicer or the trustee later proves

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to be unrecoverable, the servicer, the master servicer or the trustee, as the case may be, will be entitled to reimbursement from funds in the asset proceeds account prior to the distribution of payments to you.

      Any advances made by a servicer, the master servicer or the trustee are intended to enable the trustee to make timely payment of the scheduled distributions of principal and interest on your securities. However, neither the master servicer, the trustee nor any servicer will insure or guarantee your securities or the mortgage assets included in your trust.

Withdrawals

      A master servicer or the trustee may, from time to time, unless otherwise specified in the related prospectus supplement or the related agreement, make withdrawals from the asset proceeds account for each trust for any of the following purposes:

      .     to make distributions to the securityholders on each Distribution
            Date;

      . to reimburse a master servicer for unreimbursed amounts advanced as described under "Sale and Servicing of the Mortgage Assets--Advances," such reimbursement to be made out of amounts received which were identified and applied by the master servicer as late collections of interest (net of related servicing fees and retained interest) on and principal of the particular mortgage loans with respect to which the advances were made or out of amounts drawn under any form of credit support with respect to such mortgage loans;

      . to reimburse a master servicer for unpaid servicing fees earned and certain unreimbursed servicing expenses incurred with respect to mortgage loans and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent liquidation proceeds and insurance proceeds collected on the particular mortgage loans and properties, and net income collected on the particular properties, with respect to which such fees were earned or such expenses were incurred or out of amounts drawn under any form of credit support with respect to such mortgage loans and properties;

      .     to reimburse a master servicer for any advances described in clause
            (ii) above and any servicing expenses described in clause (iii) above which, in the master servicer's good faith judgment, will not be recoverable from the amounts described in clauses (ii) and (iii), respectively, such reimbursement to be made from amounts collected on other assets or, if and to the extent so provided by the related servicing agreement and described in the related prospectus supplement, just from that portion of amounts collected on other assets that is otherwise distributable on one or more classes of subordinate securities, if any, remain outstanding, and otherwise any outstanding class of securities, of the related series;

      . if and to the extent described in the related prospectus supplement, to pay a master servicer interest accrued on the advances described in clause (ii) above and the

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            servicing expenses described in clause (iii) above while such remain outstanding and unreimbursed;

      . to reimburse a master servicer, the depositor, or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby;

      . if and to the extent described in the related prospectus supplement, to pay (or to transfer to a separate account for purposes of escrowing for the payment of) the Trustee's fees;

      . to reimburse the trustee or any of its directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby;

      . unless otherwise provided in the related prospectus supplement, to pay a master servicer, as additional servicing compensation, interest and investment income earned in respect of amounts held in the Asset Proceeds Account;

      . to pay the person entitled thereto any amounts deposited in the Asset Proceeds Account that were identified and applied by the master servicer as recoveries of retained interest;

      . to pay for costs reasonably incurred in connection with the proper management and maintenance of any mortgaged property acquired for the benefit of Securityholders by foreclosure or by deed in lieu of foreclosure or otherwise, such payments to be made out of income received on such property;

      . if one or more elections have been made to treat the trust or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the trust or its assets or transactions, as and to the extent described under "Material Federal Income Tax Consequences--REMIC Certificates";

      . to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted mortgage loan or a property acquired in respect thereof in connection with the liquidation of such mortgage loan or property;

      . to pay for the cost of various opinions of counsel obtained pursuant to the related servicing agreement for the benefit of Securityholders;

      . to pay for the costs of recording the related servicing agreement if such recordation materially and beneficially affects the interests of Securityholders, provided that such payment shall not constitute a waiver with respect to the obligation of the warranting party to remedy any breach of representation or warranty under the servicing agreement;

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      .     to pay the person entitled thereto any amounts deposited in the
            Asset Proceeds Account in error, including amounts received on any Asset after its removal from the trust whether by reason of purchase or substitution;

      . to make any other withdrawals permitted by the related servicing agreement; and

      . to clear and terminate the Asset Proceeds Account at the termination of the trust.

Collection and Other Servicing Procedures

      Each servicer, directly or through other servicers, if any, must make reasonable efforts to collect all payments called for under the mortgage assets in your trust and will follow or cause to be followed such collection procedures as it would follow with respect to mortgage loans that are comparable to the mortgage loans and held for its own account, unless otherwise provided in the prospectus supplement, provided such procedures are consistent with:

      . the terms of the related trust agreement and any related hazard insurance policy or instrument of credit support, if any, included in the related trust described herein or under "The Trusts - Credit Support,"

      .     applicable law and

      . the general servicing standard specified in the related prospectus supplement or, if no such standard is so specified, its normal servicing practices.

      The note or security instrument used in originating a conventional mortgage asset may contain a "due-on-sale" clause. The servicer will be required to use reasonable efforts to enforce "due-on-sale" clauses with respect to any note or security instrument containing this clause, provided that the coverage of any applicable insurance policy will not be adversely affected. In any case in which mortgaged properties have been or are about to be conveyed by the obligor and the due-on-sale clause has not been enforced or the note is by its terms assumable, the servicer will be authorized, on behalf of the trustee, to enter into an assumption agreement with the person to whom the mortgaged properties have been or are about to be conveyed, if the person meets certain loan underwriting criteria, including the criteria necessary to maintain the coverage provided by the applicable mortgage insurance policies or otherwise required by law. In the event that the servicer enters into an assumption agreement in connection with the conveyance of a mortgaged property, the servicer, on behalf of the trustee as holder of the note, will release the original obligor from liability upon the mortgage asset and substitute the new obligor. In no event can the assumption agreement permit a decrease in the asset rate or an increase in the term of the mortgage asset. Fees collected for entering into an assumption agreement will be retained by the servicer as additional servicing compensation.

      Each servicer will, to the extent permitted by law, establish and maintain a custodial escrow account or accounts into which obligors will deposit amounts sufficient to pay taxes, assessments, PMI premiums, standard hazard insurance premiums and other comparable items. Some servicers may provide insurance coverage acceptable to the master servicer against loss occasioned by the failure to escrow insurance premiums rather than causing escrows to be made. Withdrawals from the escrow account maintained for obligors may be made to effect timely payment of taxes, assessments, PMI premiums, standard hazard premiums or comparable items, to reimburse the servicer for maintaining PMI and standard hazard insurance, to refund to obligors amounts determined to be overages, to pay interest to obligors on balances in the escrow account, if required, to repair or otherwise protect the mortgaged properties and to clear and terminate this account. The servicer will be responsible for the administration of the escrow account and will make advances to this account when a deficiency exists.

Third-Party Servicers

      A master servicer may delegate its servicing obligations in respect of the mortgage loans to third-party servicers, but such master servicer will remain obligated under the related trust agreement. Each servicing agreement between a master servicer and a servicer must be consistent with the terms of the related trust agreement and must provide that, if for any reason the master servicer for the related series of certificates is no longer acting in such capacity, the trustee or any successor master servicer may assume the master servicer's rights and obligations under such agreement.

      Unless otherwise provided in the related prospectus supplement, the master servicer will be solely liable for all fees owed by it to any third-party servicer, irrespective of whether the master servicer's compensation pursuant to the related trust agreement is sufficient to pay such fees. However, a third-party servicer may be entitled to a retained interest in certain mortgage loans. Each servicer will be reimbursed by the master servicer for certain expenditures which it makes, generally to the same extent the master servicer would be reimbursed under a trust agreement. See "Retained Interest; Servicing Compensation and Payment of Expenses."

Maintenance of Insurance Policies; Insurance Claims and Other Realization upon Defaulted Mortgage Assets

      The servicer will maintain a standard hazard insurance policy on each mortgaged property in full force and effect as long as the coverage is required and will pay the premium on a timely basis. The servicer will maintain a PMI policy for each single-family mortgage asset with a loan-to-value ratio in excess of 80% included in your trust unless insurance is waived by the master servicer or is otherwise not required.

      The master servicer may be required to maintain any special hazard insurance policy, any mortgagor bankruptcy insurance and any pool insurance policy in full force and effect throughout the term of your trust, subject to payment of premiums by the trustee. The master servicer will be required to notify the trustee to pay from amounts in your trust the premiums for any special hazard insurance policy, any mortgagor bankruptcy insurance and any pool insurance policy for your series on a timely basis. Premiums may be payable on a monthly basis in advance, or on any other payment schedule acceptable to the insurer. In the event that the special hazard insurance policy, the mortgagor bankruptcy insurance or the pool insurance policy for your series is canceled or terminated for any reason -- other than the exhaustion of total policy coverage --, the master servicer will obtain from another insurer a comparable replacement policy with a total

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

coverage equal to the then existing coverage -- or a lesser amount if the master servicer confirms in writing with the rating agencies that the lesser amount will not impair the rating on your securities -- of the special hazard insurance policy, the mortgagor bankruptcy insurance or the pool insurance policy. However, if the cost of a replacement policy or bond is greater than the cost of the policy or bond that has been terminated, then the amount of the coverage will be reduced to a level such that the applicable premium will not exceed the cost of the premium for the policy or bond that was terminated.

      The master servicer will not require that a standard hazard or flood insurance policy be maintained on the cooperative dwelling relating to any cooperative loan. Generally, the cooperative itself is responsible for maintenance of hazard insurance for the property owned by the cooperative and the tenant-stockholders of that cooperative do not maintain individual hazard insurance policies. To the extent, however, that a cooperative and the related borrower on a cooperative loan do not maintain this insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of damaged property, any damage to this borrower's cooperative dwelling or this cooperative's building could significantly reduce the value of the collateral securing the cooperative loan to the extent not covered by other credit support.

      The servicer or the master servicer, as the case may be, will present claims to the insurer under any insurance policy applicable to the mortgage assets and to take reasonable steps as are necessary to permit recovery under the insurance policies.

      If any mortgaged property securing a defaulted mortgage asset is damaged and the proceeds, if any, from the standard hazard insurance policy or any special hazard insurance policy are insufficient to restore the damaged mortgaged property to the condition to permit recovery under the mortgage insurance policy, the servicer will not be required to expend its own funds to restore the damaged mortgaged property unless it determines that these expenses will be recoverable to it through liquidation proceeds or insurance proceeds.

      Each servicer will make representations concerning each mortgage asset that it services, including, among other things, that the related title insurance, standard hazard insurance, flood insurance and mortgage insurance policies are legal and valid obligations of the respective insurers and that the applications submitted for this insurance, as well as the application for the inclusion of a mortgage asset under a pool insurance policy, are accurate and complete in all material respects. If any of these representations proves to be incorrect and the servicer fails to cure it, the servicer will be obligated to purchase the affected mortgage asset at a price equal to its unpaid principal balance, plus accrued and uncollected interest on that unpaid principal balance to the date on which the purchase is made. For instance, if it is determined that coverage under a mortgage insurance policy is not available on a defaulted mortgage asset because of fraud or misrepresentation in the application, a servicer will be obligated to purchase the defaulted mortgage asset. Upon termination for cause of a servicer by the master servicer, the master servicer will assume the servicing obligations of a terminated servicer, or the master servicer, at its option, may appoint a substitute servicer acceptable to the trustee to assume the servicing obligations of the terminated servicer.

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

      If a servicer fails to comply with its obligation to purchase a mortgage asset as to which coverage under a mortgage insurance policy has been denied on the grounds of fraud or misrepresentation -- or if the servicer has no such obligation --, the master servicer will purchase the mortgage asset, up to an aggregate amount and for the time period specified in the accompanying prospectus supplement. The master servicer may provide a fund, insurance policy or other security to support its obligation. To the extent that a servicer or master servicer fails, or is not required to, repurchase mortgage assets with respect to which coverage under a mortgage insurance policy has been denied on the grounds of fraud or misrepresentation, distributions to you could be reduced.

      The obligation of the master servicer to assume other unfulfilled past obligations of a terminated servicer may be limited to the extent this limitation does not result in a downgrading of the credit rating of any securities of your series. As and to the extent required by the rating agencies, some of the obligations of the master servicer will be secured by cash, letters of credit, insurance policies or other instruments in an amount acceptable to the rating agencies.

      If recovery under a mortgage insurance policy or from additional assets is not available and the servicer or the master servicer is not obligated to purchase a defaulted mortgage asset, the servicer or the master servicer nevertheless will be obligated to follow standard practice and procedures to realize upon the defaulted mortgage asset. In this regard, the servicer or the master servicer will sell the mortgaged property pursuant to foreclosure, trustee's sale or, in the event a deficiency judgment is available against the obligor or other person, proceed to seek recovery of the deficiency against the appropriate person. To the extent that the proceeds of any liquidation proceedings are less than the unpaid principal balance or asset value of the defaulted mortgage asset, there will be a reduction in the value of the assets of your trust such that you may not receive distributions of principal and interest on your securities in full.

Evidence as to Servicing Compliance

      Within 90 days of the end of each of its fiscal years each servicer must provide the master servicer or the securities administrator with a copy of its audited financial statements for the year and a statement from the firm of independent public accountants that prepared the financial statements to the effect that, in preparing these statements, it reviewed the results of the servicer's servicing operations in accordance with either the Uniform Single Attestation Program for Mortgage Bankers, the Audit Program for Mortgages serviced for Freddie Mac) or such other audit or attestation program used by the master servicer. In addition, each servicer will be required to deliver an officer's certificate to the effect that it has fulfilled its obligations during the preceding fiscal year or identifying any ways in which it has failed to fulfill its obligations during the fiscal year and the steps that have been taken to correct such failure. The master servicer or the securities administrator will be required to promptly make available to the trustee any compliance reporting that it receives from a servicer.

      Each year the master servicer will review each servicer's performance and the status of any fidelity bond and errors and omissions policy required to be maintained by the servicer.

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Financial Assets

      Financial assets included in your trust will be registered in the name of the trustee. All distributions on financial assets will be made directly the trustee, who will deposit these distributions as they are received into a trust account for the benefit of securityholders.

      If the trustee does not receive any distribution on a financial asset, following a cure period the trustee or securities administrator will request the issuer or guarantor to make the missing payment promptly. If the issuer or guarantor does not comply, the trustee or securities administrator may take legal action, if it is deemed appropriate under the circumstances. Reasonable legal fees and expenses incurred by these actions will be reimbursable out of the proceeds of the action prior to any proceeds being distributed to you. If the result of a legal action of this nature is insufficient to reimburse the trustee or securities administrator for legal fees and expenses, the trustee may withdraw an amount equal to unreimbursed legal fees and expenses from the trust account, which may result in a loss to securityholders.

                                 The Agreements

      The following discussion describes the material provisions of the pooling and master servicing agreement -- with respect to a series of certificates -- and the master servicing agreement and indenture -- with respect to a series of notes --, including the related standard terms to be incorporated by reference in these documents. When particular provisions or terms used in the agreement are referred to, the actual provisions are incorporated by reference as part of these discussions.

Master Servicer or Securities Administrator

      The pooling and master servicing agreement or master servicing agreement, as applicable, will designate a person to act as master servicer or securities administrator with respect to each series. The entity serving as master servicer (or as such servicer) may be an affiliate of the depositor and may have normal business relationships with the depositor or the depositor's affiliates. The master servicer or securities administrator will be responsible under the applicable agreement for providing general administrative services to a trust including, among other things

      .     oversight of payments received on mortgage assets,

      .     monitoring the amounts on deposit in various trust accounts,

      . calculation of the amounts payable to securityholders on each distribution date,

      . preparation of periodic reports to the trustee(s) or the securityholders with respect to the foregoing matters,

      .     preparation of federal and state tax and information returns, and

      . preparation of reports, if any, required under the Securities Exchange Act.

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

      In addition, with respect to a trust that includes single or multi-family mortgage loans, the master servicer will be required to supervise and administer the performance of one or more servicers, to make advances of delinquent payments of principal and interest on the mortgage loans to the limited extent described herein under the heading "Sale and Servicing of Mortgage Assets -- Advances," if such amounts are not advanced by a servicer, and to perform the servicing obligations of a terminated servicer. The master servicer's obligations to act as a servicer following the termination of a servicing agreement will not, however, require the master servicer to purchase mortgage loans from the trust due to a breach by the servicer of a representation or warranty under its servicing agreement, purchase from the trust any converted mortgage loan or advance payments of principal and interest on a delinquent mortgage loan in excess of the master servicer's independent advance obligation under the pooling and master servicing agreement or master servicing agreement. The master servicer may delegate its responsibilities under an agreement; however, it will remain responsible and liable thereunder.

      The master servicer or securities administrator for a series may resign from its obligations and duties under the pooling and master servicing agreement or master servicing agreement with respect to such series, but no such resignation will become effective until the trustee or a successor master servicer or securities administrator has assumed the master servicer's or securities administrator's obligations and duties. If specified in the prospectus supplement for a series, Southpoint Residential Mortgage may appoint a stand-by master servicer, which will assume the obligations of the master servicer upon a default by the master servicer.

Retained Interest; Servicing Compensation and Payment of Expenses

      The prospectus supplement for a series of certificates will specify whether there will be any retained interest in the trust property, and, if so, the initial owner thereof. If so, the retained interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related trust agreement. A "retained interest" in a trust property represents a specified portion of the interest payable thereon. The retained interest will be deducted from mortgagor payments as received and will not be part of the related trust.

      Unless otherwise specified in the related prospectus supplement, the master servicer's and any other servicer's primary servicing compensation with respect to a series of certificates will come from the periodic payment to it of a portion of the interest payment on each trust property. Since any retained interest and a master servicer's primary compensation are percentages of the principal balance of each trust property, such amounts will decrease in accordance with the amortization of the trust property. The prospectus supplement with respect to a series of certificates evidencing interests in a trust that includes mortgage loans may provide that, as additional compensation, the master servicer or any third-party servicers may retain all or a portion of assumption fees, modification fees, late payment charges or prepayments collected from mortgagors and any interest or other income which may be earned on funds held in any account held by any servicer pursuant to the trust agreement.

      The master servicer may, to the extent provided in the related prospectus supplement, pay from its servicing compensation certain expenses incurred in connection with its servicing and managing of the trust property, including, without limitation, payment of the fees and

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disbursements of the trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to securityholders, and payment of any other expenses described in the related prospectus supplement. Certain other expenses, including certain expenses relating to defaults and liquidations on the mortgage loans and, to the extent so provided in the related prospectus supplement, interest thereon at the rate specified therein may be borne by the trust.

      If and to the extent provided in the related prospectus supplement, the master servicer may be required to apply a portion of the servicing compensation otherwise payable to it in respect of any due period to certain interest shortfalls resulting from the voluntary prepayment of any mortgage loans in the related trust during such period prior to their respective due dates therein.

The Trustee

      The trustee under each pooling and master servicing agreement or indenture will be named in the related prospectus supplement. The trustee must be a corporation or a national banking association organized under the laws of the United States or any state and authorized under the laws of the jurisdiction in which it is organized to have corporate trust powers. It must also have combined capital and surplus of at least $50,000,000 and be subject to regulation and examination by state or federal regulatory authorities. Although the trustee may not be an affiliate of Southpoint Residential Mortgage or the master servicer, either Southpoint Residential Mortgage or the master servicer may maintain normal banking relations with the trustee if the trustee is a depository institution.

      The trustee may resign at any time, in which event Southpoint Residential Mortgage will be obligated to appoint a successor trustee. If at any time the trustee shall cease to be eligible to continue as such under the related Agreement, or if at any time the trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the trustee or of its property shall be appointed, or any public officer shall take charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if a change in the financial condition of the trustee has adversely affected or will adversely affect the rating on any class of the securities, then the depositor may remove the trustee and appoint a successor trustee acceptable to the master servicer, if any. Holders of the securities of any series entitled to at least 51% (or such other percentage specified in the related prospectus supplement) of the voting rights for such series may at any time remove the trustee without cause and appoint a successor trustee. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

      The owner trustee under an owner trust agreement will be named in the related prospectus supplement.

Amendment

      The pooling and master servicing agreement, master servicing agreement and/or indenture may be amended by the parties thereto with the consent of the holders of outstanding

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

securities holding at least 51% (or such percentage as defined in the prospectus supplement) of the voting rights of a series unless otherwise specified in the related prospectus supplement. Voting rights with respect to any series may be allocated to specific classes of securities without regard to such classes outstanding principal balance. For example, Strip Securities or Residual Certificates may be allocated a certain percentage of the voting rights of a series even though such classes may not have any, or any significant amount of, principal balance outstanding. No amendment however may

      . reduce in any manner or delay the timing of payments on the mortgage assets or distributions to the securityholders, or

      . reduce the percentage of securityholders required to authorize an amendment to the pooling and master servicing agreement, master servicing agreement or indenture unless each holder of a security affected by such amendment consents. The agreements may also be amended by the parties thereto without the consent of securityholders, for the purpose of, among other things,

      .     curing any ambiguity,

      .     correcting or supplementing any inconsistent provisions,

      . modifying, eliminating or adding to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the trust as a REMIC under the Code, if applicable, or

      . adding any other provisions with respect to matters or questions arising under the agreements or matters arising with respect to the trust which are not covered by the related agreement and which shall not be inconsistent with the current provisions of the agreement, provided that any such action shall not adversely affect in any material respect the interests of any securityholder.

      Any such amendment or supplement shall be deemed not to adversely affect in any material respect any securityholder if there is delivered to the trustee written notification from each rating agency that rated the applicable securities to the effect that such amendment or supplement will not cause that rating agency to reduce the then current rating assigned to such securities.

Events of Default

      Unless otherwise provided in the related prospectus supplement, events of default under the pooling and master servicing agreement or master servicing agreement in respect of a series will include

      . any default in the performance or breach of any covenant or warranty of the master servicer under the pooling and master servicing agreement or master servicing agreement with respect to such series which continues unremedied for a specified

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            period after the giving of written notice of such failure to the master servicer or securities administrator by the trustee or by the holders of securities entitled to at least 25% of the aggregate voting rights

      . any failure by the master servicer to make required advances with respect to delinquent mortgage loans in a trust, and

      . certain events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings regarding the master servicer, if any, and certain actions by or on behalf of the master servicer or securities administrator indicating its insolvency or inability to pay its obligations.

Material variations to the foregoing events of default (other than to shorten cure periods or eliminate notice requirements) will be specified in the related prospectus supplement. Unless otherwise specified in the related prospectus supplement, the trustee shall, not later than the later of 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an event of default and five days after certain officers of the trustee become aware of the occurrence of such an event, transmit by mail to the depositor and all Securityholders of the applicable series notice of such occurrence, unless such default shall have been cured or waived.

      In addition, events of default under the indenture for a series will consist of

      . a default for five days or more in the payment of any principal of or interest on any note of such series,

      . failure to perform any other covenant of the issuer or the trust in the indenture which continues for a period of thirty days after notice thereof is given in accordance with the procedures described in the related prospectus supplement, or

      . any representation or warranty made by the issuer or the trust in the indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith with respect to or affecting such series having been incorrect in a material respect as of the time made, and such breach is not cured within thirty days after notice thereof is given in accordance with the procedures described in the related prospectus supplement.

Rights Upon Event of Default

      So long as an event of default with respect to the pooling and master servicing agreement or master servicing agreement remains unremedied, the depositor of the trustee may, and at the direction of the holders of a series entitled to a certain percentage of the voting rights, as specified in the pooling and master servicing agreement or the master servicing agreement, the depositor of the trustee shall, terminate all of the rights and obligations of the master servicer under the applicable agreement except that the trustee may elect not to terminate the master servicer for its failure to make advances. Upon termination, the trustee will succeed to all the

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

responsibilities, duties and liabilities of the master servicer under such agreement (except that if the trustee is to so succeed the master servicer but is prohibited by law from obligating itself to make advances regarding delinquent mortgage loans, then the trustee will not be so obligated) and will be entitled to similar compensation arrangements. In the event that the trustee would be obligated to succeed the master servicer but is unwilling or unable so to act, it may appoint or, if the holders of securities representing a certain percentage of the voting rights, as specified in the pooling and master servicing agreement or the master servicing agreement, so request in writing, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a mortgage loan servicing or other housing and home finance institution with a net worth of at least $15,000,000 to act as successor to the master servicer under the applicable agreement or may provide cash, a letter of credit, a standby master servicing agreement or another arrangement consistent with the then-current rating of the securities of the related series. The trustee and such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation to the master servicer under the applicable agreement.

      If an event of default with respect to the notes of any series at the time outstanding occurs and is continuing, the trustee or the holders of a majority of the then aggregate outstanding amount of the notes of such series may declare the principal amount (or, if the notes of that series are Accretion Classes, the portion of the principal amount as may be specified in the terms of that series, as provided in the accompanying prospectus supplement) of all the notes of such series to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the holders of a majority in aggregate outstanding amount of the related notes.

      If following an event of default with respect to any series of notes, the notes of such series have been declared to be due and payable, the trustee may, in its discretion, notwithstanding such acceleration, elect to maintain possession of the collateral securing the notes of such series and to continue to apply payments on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the notes of such series as they would have become due if there had not been such a declaration. In addition, the trustee may not sell or otherwise liquidate the collateral securing the notes of a series following an event of default, unless

      . the holders of 100% of the then aggregate outstanding amount of the notes of such series consent to such sale,

      . the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding notes of such series at the date of such sale or

      . the trustee determines that such collateral would not be sufficient on an ongoing basis to make all payments on such notes as such payments would have become due if such notes had not been declared due and payable, and the trustee obtains the consent of the holders of 66 2/3% of the then aggregate outstanding amount of the notes of such series.

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

      In the event that the trustee liquidates the collateral in connection with an event of default, the indenture provides that the trustee will have a prior lien on the proceeds of any such liquidation for unpaid fees and expenses. As a result, upon the occurrence of such an event of default, the amount available for payments to the noteholders would be less than would otherwise be the case. However, the trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the indenture for the benefit of the noteholders after the occurrence of such an event of default.

      In the event the principal of the notes of a series is declared due and payable, as described above, the holders of any such notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of such discount that is unamortized.

      Unless otherwise described in the related prospectus supplement, the holders of securities representing at least 66% (or such other percentage specified in the related prospectus supplement) of the voting rights allocated to the respective classes of securities affected by any event of default will be entitled to waive such event of default; provided, however, that an event of default involving a failure to distribute a required payment to Securityholders described in clause (i) under "events of default" may be waived only by all of the securityholders. Upon any such waiver of an event of default, such event of default shall cease to exist and shall be deemed to have been remedied for every purpose under the Agreement.

      No noteholder or holder of an equity certificate generally will have any right under an owner trust agreement or indenture to institute any proceeding with respect to such agreement unless

      . such holder previously has given to the trustee written notice of default and the continuance thereof,

      . the holders of notes or equity certificates of any class evidencing not less than 25% of the aggregates with respect of such class have made written request upon the trustee to institute such proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity,

      . the trustee has neglected or refused to institute any such proceeding for 60 days after receipt of such request and indemnity and

      . no direction inconsistent with such written request has been given to the trustee during such 60 day period by the holders of a majority of the outstanding principal balance of such class.

      The trustee will be under no obligation to exercise any of the trusts or powers vested in it by the indenture, pooling and master servicing agreement or master servicing agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of securities covered by such agreement, unless such securityholders have offered to the trustee

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reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

Reports to Securityholders

      The trustee will furnish the securityholders with monthly statements containing information with respect to principal and interest distributions, Realized Losses and the assets of the trust. Any financial information contained in such reports will not have been examined or reported upon by an independent public accountant. Copies of such monthly statements and any annual reports prepared by a servicer or the master servicer or securities administrator with respect to compliance with the provisions of a servicing agreement, master servicing agreement or pooling and master servicing agreement, as applicable, will be furnished to securityholders upon request addressed to Southpoint Residential Mortgage at Morgan Keegan Tower, Fifty Front Street, 16th Floor,
Attention: Robert M. Fockler, Memphis, Tennessee 38103.

Termination

      The pooling and master servicing agreement or the indenture, and the respective obligations and responsibilities created thereby, shall terminate upon the distribution to securityholders of all amounts required to be paid pursuant to such agreement following

      . the purchase of all the mortgage assets in the trust and the related mortgaged properties or manufactured homes acquired in respect thereof, if the related prospectus supplement so provides, or

      . the later of the final payment or other liquidation of the last mortgage asset remaining in the trust or the disposition of all mortgaged properties acquired in respect thereof.

      In no event, however, will the trust created by any agreement continue beyond the date specified in the related prospectus supplement. Written notice of termination of the pooling and master servicing agreement or indenture will be given to each securityholder, and the final distribution will be made only upon surrender and cancellation of the securities at the corporate trust office of the trustee or its agent as set forth in the prospectus supplement. If so specified in the related prospectus supplement, a series of securities may be subject to optional early termination through the repurchase of the assets in the related Trust by the party specified therein, under the circumstances and in the manner set forth therein. If so provided in the related prospectus supplement, upon the reduction of the security balance of a specified class or classes of securities by a specified percentage or amount, the party specified therein will solicit bids for the purchase of all assets of the trust, or of a sufficient portion of such assets to retire such class or classes or purchase such class or classes at a price set forth in the related prospectus supplement, in each case, under the circumstances and in the manner set forth therein.

Certain Terms of the Indenture

      Events of Default. Unless otherwise specified in the related prospectus
      -----------------
supplement, events of default under the indenture for each series of notes include:

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

      . a default for thirty (30) days (or such other number of days specified in such prospectus supplement) or more in the payment of any principal of or interest on any note of such series;

      . failure to perform any other covenant of the depositor or the trust in the indenture which continues for a period of sixty (60) days (or such other number of days specified in such prospectus supplement) after notice thereof is given in accordance with the procedures described in the related prospectus supplement;

      . any representation or warranty made by the depositor or the trust in the indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith with respect to or affecting such series having been incorrect in a material respect as of the time made, and such breach is not cured within sixty (60) days (or such other number of days specified in such prospectus supplement) after notice thereof is given in accordance with the procedures described in the related prospectus supplement;

      . certain events of bankruptcy, insolvency, receivership or liquidation of the depositor or the trust; or

      . any other event of default provided with respect to notes of that series.

      If an event of default with respect to the notes of any series at the time outstanding occurs and is continuing, either the indenture trustee or the holders of a majority of the then aggregate outstanding amount of the notes of such series may declare the principal amount (or, if the notes of that series are accrual securities, such portion of the principal amount as may be specified in the terms of that series, as provided in the related prospectus supplement) of all the notes of such series to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the holders of a majority in aggregate outstanding mount of the notes of such series.

      If, following an event of default with respect to any series of notes, the notes of such series have been declared to be due and payable, the indenture trustee may, in its discretion, notwithstanding such acceleration, elect to maintain possession of the collateral securing the notes of such series and to continue to apply distributions on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the notes of such series as they would have become due if there had not been such a declaration. In addition, the indenture trustee may not sell or otherwise liquidate the collateral securing the notes of a series following an event of default, other than a default in the payment of any principal or interest on any note of such series for thirty (30) days or more, unless:

      . the holders of 100% (or such other percentage specified in the related prospectus supplement) of the then aggregate outstanding amount of the notes of such series consent to such sale,

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

      . the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding notes of such series at the date of such sale or

      . the indenture trustee determines that such collateral would not be sufficient on an ongoing basis to make all payments on such notes as such payments would have become due if such notes had not been declared due and payable, and the indenture trustee obtains the consent of the holders of 66% (or such other percentage specified in the related prospectus supplement) of the then aggregate outstanding amount of the notes of such series.

      In the event that the indenture trustee liquidates the collateral in connection with an event of default involving a default for thirty (30) days (or such other number of days specified in the related prospectus supplement) or more in the payment of principal of or interest on the notes of a series, the indenture provides that the indenture trustee will have a prior lien on the proceeds of any such liquidation for unpaid fees and expenses. As a result, upon the occurrence of such an event of default, the amount available for distribution to the noteholders would be less than would otherwise be the case. However, the indenture trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the indenture for the benefit of the noteholders after the occurrence of such an event of default.

      Unless otherwise specified in the related prospectus supplement, in the event the principal of the notes of a series is declared due and payable, as described above, the holders of any such notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of such discount which is unamortized.

      Subject to the provisions of the indenture relating to the duties of the indenture trustee, in case an event of default shall occur and be continuing with respect to a series of notes, the indenture trustee shall be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any of the holders of notes of such series, unless such holders offered to the indenture trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the indenture, the holders of a majority of the then aggregate outstanding amount of the notes of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the indenture trustee or exercising any trust or power conferred on the indenture trustee with respect to the notes of such series, and the holders of a majority of the then aggregate outstanding amount of the notes of such series may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the indenture that cannot be modified without the waiver or consent of all the holders of the outstanding notes of such series affected thereby.

      Discharge of the Indenture. The indenture will be discharged with respect
      --------------------------
to a series of notes (except with respect to certain continuing rights specified in the indenture) upon the delivery to the indenture trustee for cancellation of all the notes of such series or, with certain

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

limitations, upon deposit with the indenture trustee of funds sufficient for the payment in full of all of the notes of such series.

      In addition to such discharge with certain limitations, the indenture will provide that, if so specified with respect to the notes of any series, the related trust will be discharged from any and all obligations in respect of the notes of such series (except for certain obligations relating to temporary notes and exchange of notes, to register the transfer of or exchange notes of such series, to replace stolen, lost or mutilated notes of such series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the indenture trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the notes of such series on the maturity date for such notes and any installment of interest on such notes in accordance with the terms of the indenture and the notes of such series. In the event of any such defeasance and discharge of notes of such series, holders of notes of such series would be able to look only to such money and/or direct obligations for payment of principal and interest, if any, on their notes until maturity.

      Indenture Trustee's Annual Report. The indenture trustee for each series
      ---------------------------------
of notes will be required to mail each year to all related noteholders a brief report relating to its eligibility and qualification to continue as indenture trustee under the related indenture, any amounts advanced by it under the indenture, the amount, interest rate and maturity date of certain indebtedness owing by such trust to the applicable indenture trustee in its individual capacity, the property and funds physically held by such indenture trustee as such and any action taken by it that materially affects such notes and that has not been previously reported.

      The Indenture Trustee. The indenture trustee for a series of notes will be
      ---------------------
specified in the related prospectus supplement. The indenture trustee for any series may resign at any time, in which event the depositor will be obligated to appoint a successor trustee for such series. The depositor may also remove any such indenture trustee if such indenture trustee ceases to be eligible to continue as such under the related indenture or if such indenture trustee becomes insolvent. In such circumstances the depositor will be obligated to appoint a successor trustee for the applicable series of notes. Any resignation or removal of the indenture trustee and appointment of a successor trustee for any series of notes does not become effective until acceptance of the appointment by the successor trustee for such series.

      The bank or trust company serving as indenture trustee may have a banking relationship with the depositor or any of its affiliates or the master servicer or any of its affiliates.

                   Certain Legal Aspects of Mortgage Assets

General

      The following discussion contains the material legal aspects of mortgage loans that are general in nature. Because these legal aspects are governed by applicable state law, which laws may differ substantially, these summaries do not purport to be complete nor to reflect the laws of

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any particular state, nor to encompass the laws of all states in which the mortgaged properties securing the mortgage loans are situated. These summaries are qualified in their entirety by reference to the applicable federal and state laws governing the mortgage loans. In this regard, the following discussion does not reflect federal regulations with respect to FHA loans or VA loans.

Mortgage Loans

      The mortgage loans will be secured by either first or junior mortgages or deeds of trust, depending upon the prevailing practice in the state in which the underlying property is located. A mortgage creates a lien upon the real property encumbered by the mortgage. It is not prior to the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and, generally, on the order of filing with a state or county office. There are two parties to a mortgage: the mortgagor, who is the obligor and owner of the property; and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond evidencing the loan and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties: the obligor-property owner called the trustor -- similar to a mortgagor--; a lender called the beneficiary -- similar to a mortgagee --; and a third-party grantee called the trustee. Under a deed of trust, the obligor grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the loan. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by the express provisions of the deed of trust or mortgage, applicable law, and, in some cases, with respect to the deed of trust, the directions of the beneficiary.

Interest In Real Property

      The real property covered by a mortgage, deed of trust, security deed or deed to secure debt is most often the fee estate in land and improvements. However, such an instrument may encumber other interests in real property such as a tenant's interest in a lease of land or improvements, or both, and the leasehold estate created by such lease. An instrument covering an interest in real property other than the fee estate requires special provisions in the instrument creating such interest or in the mortgage, deed of trust, security deed or deed to secure debt, to protect the mortgagee against termination of such interest before the mortgage, deed of trust, security deed or deed to secure debt is paid. Unless otherwise specified in the prospectus supplement, the depositor or the asset seller will make certain representations and warranties in the Agreement with respect to any mortgage loans that are secured by an interest in a leasehold estate. Such representation and warranties, if applicable, will be set forth in the prospectus supplement.

Foreclosure

      General

      Foreclosure is a legal procedure that allows the mortgagee to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the mortgagor defaults in payment or performance of its obligations under the note or mortgage, the mortgagee has the

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right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness.

      Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. There are several other foreclosure procedures available in some states that are either infrequently used or available only in certain limited circumstances, such as strict foreclosure.

      Judicial Foreclosure

      Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon the obligor and any party having a subordinate interest in the real estate including any holder of a junior encumbrance on the real estate. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendant. Judicial foreclosure proceedings are often not contested by any of the parties defendant. However, when the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the mortgaged property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by non-judicial power of sale.

      Non-Judicial Foreclosure/Power of Sale

      Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust that authorizes the trustee to sell the mortgaged property to a third party upon any default by the obligor under the terms of the note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee must record a notice of default and send a copy to the obligor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other party having a subordinate interest in the real estate, including any holder of a junior encumbrance on the real estate. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property. When the beneficiary's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the lender or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

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      Public Sale

      In case of foreclosure under either a mortgage or a deed of trust, the sale by the receiver or other designated officer, or by the trustee, is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the mortgaged property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the mortgaged property at the foreclosure sale. Rather, it is common for the lender to purchase the mortgaged property from the trustee or receiver for an amount which may be as great as the unpaid principal balance of the note, accrued and unpaid interest and the expenses of foreclosure. Thereafter, subject to the right of the obligor in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the mortgaged property suitable for sale. The lender commonly will obtain the services of a real estate broker and pay the broker a commission in connection with the sale of the mortgaged property. Depending upon market conditions, the ultimate proceeds of the sale of the mortgaged property may not equal the lender's investment therein. Any loss may be reduced by the receipt of insurance proceeds. See "The Trust -- Mortgage Insurance on the Mortgage Assets" and "The Trust -- Hazard Insurance on the Mortgage Assets" in this prospectus.

      A junior mortgagee may not foreclose on the property securing the junior mortgage unless it forecloses subject to senior mortgages and any other prior liens, in which case it may be obliged to make payments on the senior mortgages to avoid their foreclosure. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee may be required to pay the full amount of the senior mortgage to avoid its foreclosure. Accordingly, with respect to those mortgage loans, if any, that are junior mortgage loans, if the lender purchases the property the lender's title will be subject to all senior mortgages, prior liens and certain governmental liens.

      Cooperative Loans

      The cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the cooperative's certificate of incorporation and by-laws, as well as the proprietary lease or occupancy agreement, and may be cancelled by the cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by such tenant-stockholder. The proprietary lease or occupancy agreement generally permit the cooperative to terminate such lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

      The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the cooperative

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will take no action to terminate such lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the cooperative will recognize the lender's lien against proceeds from the sale of the cooperative apartment, subject, however, to the cooperative's right to sums due under such proprietary lease or occupancy agreement. The total amount owed to the cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the cooperative loan and accrued and unpaid interest thereon.

      Recognition agreements also provide that in the event of a foreclosure on a cooperative Loan, the lender must obtain the approval or consent of the cooperative as required by the proprietary lease before transferring the cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholders.

      In some states, foreclosure on the cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

      Article 9 of the UCC provides that the proceeds of the sale will be applied fast to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperatives to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency.

      In the case of foreclosure on a building which was converted from a rental building to a building owned by a cooperative under a non-eviction plan, some states require that a purchaser at a foreclosure sale take the property subject to rent control and rent stabilization laws which apply to certain tenants who elected to remain in the building was so converted.

      Mortgaged properties that are acquired through foreclosure generally must be sold by the trustee by the end of the third taxable year beginning after foreclosure occurs in order to satisfy federal income tax requirements. See "Federal Income Tax Consequences" in this prospectus.

Loan-to-Value Ratio

      The "loan-to-value ratio" of a mortgage loan at any given time is the ratio (expressed as a percentage) of the then outstanding principal balance of the mortgage loan plus the principal

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balance of any senior mortgage loan to the value of the related mortgaged property. The "value" of a Mortgaged Property, other than with respect to Refinance Loans, is generally the lesser of:

      . the appraised value determined in an appraisal obtained by the originator at origination of such loan and

      .     the sales price for such property.

      "Refinance loans" are loans made to refinance existing loans. Unless otherwise set forth in the related prospectus supplement, the value of the mortgaged property securing a refinance loan is the appraised value thereof determined in an appraisal obtained at the time of origination of the refinance loan. The value of a mortgaged property as of the date of initial issuance of the related series of certificates may be less than the value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

Junior Mortgages

      Some of the mortgage loans may be secured by junior mortgages or deeds of trust, which are junior to senior mortgages or deeds of trust which are not part of your trust. Your rights as the holder of a junior deed of trust or a junior mortgage are subordinate in lien priority and in payment priority to those of the holder of the senior mortgage or deed of trust, including the prior rights of the senior mortgagee or beneficiary to receive and apply hazard insurance and condemnation proceeds and, upon default of the mortgagor, to cause a foreclosure on the property. Upon completion of the foreclosure proceedings by the holder of the senior mortgage or the sale pursuant to the deed of trust, the junior mortgagee's or junior beneficiary's lien will be extinguished unless the junior lienholder satisfies the defaulted senior loan or asserts its subordinate interest in a property in foreclosure proceedings.

      Furthermore, the terms of the junior mortgage or deed of trust are subordinate to the terms of the senior mortgage or deed of trust. In the event of a conflict between the terms of the senior mortgage or deed of trust and the junior mortgage or deed of trust, the terms of the senior mortgage or deed of trust will govern generally. Upon a failure of the mortgagor or trustor to perform any of its obligations, the senior mortgagee or beneficiary, subject to the terms of the senior mortgage or deed of trust, may have the right to perform the obligation itself. Generally, all sums so expended by the mortgagee or beneficiary become part of the indebtedness secured by the mortgage or deed of trust. To the extent a senior mortgagee expends these sums, these sums generally will have priority over all sums due under the junior mortgage.

Manufactured Housing Installment Sales Contracts

      Under the laws of most states, manufactured housing constitutes personal property and is subject to the motor vehicle registration laws of the jurisdiction where the home is located. In a few states, where certificates of title are not required for manufactured homes, security interests are perfected by the filing of a financing statement under Article 9 of the UCC, which has been adopted by all states. Generally, financing statements are effective for five years and must be renewed at the end of each five years. The certificate of title laws provide that ownership of

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motor vehicles and manufactured housing shall be evidenced by a certificate of title issued by the motor vehicles department or a similar organization of the state. In states that have enacted certificate of title laws, a security interest in a unit of manufactured housing, so long as it is not attached to land in so permanent a fashion as to become a fixture, generally is perfected by the recording of this interest on the certificate of title to the unit in the appropriate motor vehicle registration office or by delivery of the required documents and payment of a fee to this office, depending on state law.

      The master servicer or servicer will be required to make this notation or deliver the required documents and fees, and to obtain possession of the certificate of title, as appropriate under the laws of the state in which any manufactured home is located. In the event the master servicer or servicer fails to effect this notation or delivery, or files the security interest under the wrong law -- for example, under a motor vehicle title statute rather than under the UCC, in a few states --, the trustee may not have a first priority security interest in the manufactured home securing a contract. As manufactured homes have become larger and often have been attached to their sites without any apparent intention by the obligor to move them, courts in many states have held that manufactured homes may, under certain circumstances, become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law. In order to perfect a security interest in a manufactured home under real estate laws, the holder of the security interest must file either a "fixture filing" under the provisions of the UCC or a real estate mortgage under the real estate laws of the state where the home is located. These filings must be made in the real estate records office of the county where the home is located. Generally, contracts will contain provisions prohibiting the obligor from permanently attaching the manufactured home to its site. If the obligor does not violate this agreement, a security interest in the manufactured home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of the security interest in the manufactured home. If, however, a manufactured home is permanently attached to its site, other parties could obtain an interest in the manufactured home that is prior to the security interest originally retained by the seller and transferred to Southpoint Residential Mortgage.

      Southpoint Residential Mortgage will assign or cause to be assigned a security interest in the manufactured homes to the trustee, on behalf of the securityholders. Neither Southpoint Residential Mortgage, the master servicer, the servicer nor the trustee will amend the certificates of title to identify the trustee, on behalf of the securityholders, as the new secured party and, accordingly, Southpoint Residential Mortgage or the seller will continue to be named as the secured party on the certificates of title. In most states, such assignment is an effective conveyance of the security interest without amendment of any lien noted on the certificate of title and the new secured party succeeds to the named party's rights as the secured party. However, in some states there exists a risk that, in the absence of an amendment to the certificate of title, this assignment of the security interest might not be held effective against creditors of Southpoint Residential Mortgage or the seller.

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      In the absence of fraud, forgery or permanent affixation of the manufactured home to its site by the owner, or administrative error by state recording officials, the notation of the lien of Southpoint Residential Mortgage on the certificate of title or delivery of the required documents and fees will be sufficient to protect the trustee against the rights of subsequent purchasers of a manufactured home or subsequent lenders who take a security interest in the manufactured home. If there are any manufactured homes as to which Southpoint Residential Mortgage has failed to perfect or cause to be perfected the security interest assigned to the trust, the security interest would be subordinate to, among others, subsequent purchasers for value of manufactured homes and holders of perfected security interests. There also exists a risk in not identifying the trustee, on behalf of the securityholders, as the new secured party on the certificate of title that, through fraud or negligence, the security interest of the trustee could be released.

      In the event that the owner of a manufactured home moves it to a state other than the state in which the manufactured home initially is registered, under the laws of most states the perfected security interest in the manufactured home would continue for four months after the relocation, until the owner re-registers the manufactured home in the new state. If the owner relocates a manufactured home to another state and re-registers the manufactured home in the new state, and if Southpoint Residential Mortgage did not take steps to re-perfect its security interest in the new state, the security interest in the manufactured home would cease to be perfected. A majority of states generally require surrender of a certificate of title to re-register a manufactured home; accordingly, Southpoint Residential Mortgage must surrender possession if it holds the certificate of title to a manufactured home or, in the case of manufactured homes registered in states that provide for notation of lien, Southpoint Residential Mortgage would receive notice of surrender if the security interest in the manufactured home is noted on the certificate of title. Accordingly, Southpoint Residential Mortgage would have the opportunity to re-perfect its security interest in the manufactured home in the state of relocation. In states that do not require a certificate of title for registration of a manufactured home, re-registration could defeat perfection. Similarly, when an obligor under a manufactured housing conditional sales contract sells a manufactured home, the obligee must surrender possession of the certificate of title or it will receive notice as a result of its lien noted on it and accordingly will have an opportunity to require satisfaction of the related manufactured housing conditional sales contract before release of the lien. The master servicer or the servicer will be obligated to take such steps, at its expense, as are necessary to maintain perfection of security interests in the manufactured homes.

      Under the laws of most states, liens for repairs performed on a manufactured home take priority even over a perfected security interest. Southpoint Residential Mortgage will obtain the representation of each seller that it has no knowledge of any such liens with respect to any manufactured home securing a contract. However, these liens could arise at any time during the term of a contract. No notice will be given to the trustee or securityholders in the event this type of lien arises.

      Repossession with Respect to Contracts

      Repossession of manufactured housing is governed by state law. A few states have enacted legislation that requires that the debtor be given an opportunity to cure its default --

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typically 30 days to bring the account current -- before repossession can commence. So long as a manufactured home has not become so attached to real estate that it would be treated as a part of the real estate under the law of the state where it is located, repossession of such home in the event of a default by the obligor will generally be governed by the UCC, except in Louisiana. Article 9 of the UCC provides the statutory framework for the repossession of manufactured housing. While the UCC as adopted by the various states may vary in certain small particulars, the general repossession procedure established by the UCC is as follows:

      . Except in those states where the debtor must receive notice of the right to cure a default, repossession can commence immediately upon default without prior notice. Repossession may be effected either through self-help -- peaceable retaking without court order --, voluntary repossession or through judicial process, such as repossession pursuant to court-issued writ of replevin. The self-help and voluntary repossession methods are more commonly employed, and are accomplished simply by retaking possession of the manufactured home. In cases in which the debtor objects or raises a defense to repossession, a court order must be obtained from the appropriate state court, and the manufactured home must then be repossessed in accordance with that order. Whether the method employed is self-help, voluntary repossession or judicial repossession, the repossession can be accomplished either by an actual physical removal of the manufactured home to a secure location for refurbishment and resale or by removing the occupants and their belongings from the manufactured home and maintaining possession of the manufactured home on the location where the occupants were residing. Various factors may affect whether the manufactured home is physically removed or left on location, such as the nature and term of the lease of the site on which it is located and the condition of the unit. In many cases, leaving the manufactured home on location is preferable, in the event that the home is already set up, because the expenses of retaking and redelivery will be saved. However, in those cases where the home is left on location, expenses for site rentals will usually be incurred.

      . Once repossession has been achieved, preparation for the subsequent disposition of the manufactured home can commence. The disposition may be by public or private sale provided the method, manner, time, place and terms of the sale are commercially reasonable.

      . Sale proceeds are to be applied first to repossession expenses -- expenses incurred in retaking, storage, preparing for sale to include refurbishing costs and selling -- and then to satisfaction of the indebtedness. While some states impose prohibitions or limitations on deficiency judgments if the net proceeds from resale do not cover the full amount of the indebtedness, the remainder may be sought from the debtor in the form of a deficiency judgment in those states that do not prohibit or limit these judgments. The deficiency judgment is a personal judgment against the debtor for the shortfall. Occasionally, after resale of a manufactured home and payment of all expenses and indebtedness, there is a surplus of funds. In that case, the UCC requires the party suing for the deficiency judgment to remit the surplus to the debtor. Because the defaulting owner of a manufactured home generally has very little capital

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            or income available following repossession, a deficiency judgment may not be sought in many cases or, if obtained, will be settled at a significant discount in light of the defaulting owner's strained financial condition.

Cooperative Loans

      The mortgage loans may contain cooperative loans evidenced by promissory notes secured by security interests in shares issued by private corporations that are entitled to be treated as housing cooperatives under the Code and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the corporations' buildings. The security agreement will create a lien upon, or grant a title interest in, the property which it covers, the priority of which will depend on the terms of the particular security agreement as well as the order of recordation of the agreement in the appropriate recording office. This lien or title interest is not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers.

      Each cooperative owns in fee or has a leasehold interest in all the real property and owns in fee or leases the building and all separate dwelling units therein. The cooperative is directly responsible for property management and, in most cases, payment of real estate taxes and hazard and liability insurance. If there is a blanket mortgage or mortgages on the cooperative apartment building and underlying land, as is generally the case, or an underlying lease of the land, as is the case in some instances, the cooperative, as property mortgagor, is also responsible for meeting these mortgage or rental obligations. The interest of the occupant under proprietary leases or occupancy agreements as to which that cooperative is the landlord is generally subordinate to the interest of the holder of a blanket mortgage and to the interest of the holder of a land lease. If the cooperative is unable to meet the payment obligations arising under a blanket mortgage, the mortgagee holding a blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements arising under its land lease, the holder of the land lease could terminate it and all subordinate proprietary leases and occupancy agreements. Also, a blanket mortgage on a cooperative may provide financing in the form of a mortgage that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the cooperative to refinance a mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date, and the inability of the cooperative to extend its term or, in the alternative, to purchase the land could lead to termination of the cooperative's interest in the property and termination of all proprietary leases and occupancy agreements. A foreclosure by the holder of a blanket mortgage could eliminate or significantly diminish the value of any collateral held by the lender who financed an individual tenant-stockholder of cooperative shares or, in the case of the mortgage loans, the collateral securing the cooperative loans. Similarly, the termination of the land lease by its holder could eliminate or significantly diminish the value of any collateral held by the lender who financed an individual tenant-stockholder of the cooperative shares or, in the case of the mortgage loans, the collateral securing the cooperative loans.

      The cooperative is owned by tenant-stockholders who, through ownership of stock or shares in the corporation, receive proprietary leases or occupancy agreements which confer

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exclusive rights to occupy specific units. Generally, a tenant-stockholder of a cooperative must make a monthly payment to the cooperative representing such tenant-stockholder's pro rata share of the cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a cooperative and accompanying occupancy rights are financed through a cooperative share loan evidenced by a promissory note and secured by a security interest in the occupancy agreement or proprietary lease and in the cooperative shares. The lender takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares.

      Tax Aspects of Cooperative Ownership

      In general, a "tenant-stockholder" -- as defined in Section 216(b)(2) of the Code -- of a corporation that qualifies as a "cooperative housing corporation" within the meaning of Section 216(b)(1) of the Code is allowed a deduction for amounts paid or accrued within his taxable year to the corporation representing his proportionate share of certain interest expenses and certain real estate taxes allowable as a deduction under Section 216(a) of the Code to the corporation under Sections 163 and 164 of the Code. In order for a corporation to qualify under Section 216(b)(1) of the Code for its taxable year in which such items are allowable as a deduction to the corporation, this section requires, among other things, that at least 80% of the gross income of the corporation be derived from its tenant-stockholders. By virtue of this requirement, the status of a corporation for purposes of Section 216(b)(1) of the Code must be determined on a year-to-year basis. Consequently, there can be no assurance that cooperatives relating to the cooperative loans will qualify under such section for any particular year. In the event that such a cooperative fails to qualify for one or more years, the value of the collateral securing any cooperative loans could be significantly impaired because no deduction would be allowable to tenant-stockholders under Section 216(a) of the Code with respect to those years. In view of the significance of the tax benefits accorded tenant-stockholders of a corporation that qualifies under Section 216(b)(1) of the Code, the likelihood that such a failure would be permitted to continue over a period of years appears remote.

      Realizing upon Cooperative Loan Security

      The cooperative shares and proprietary lease or occupancy agreement owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the cooperative's certificate of incorporation and by-laws, as well as in the proprietary lease or occupancy agreement. The proprietary lease or occupancy agreement, even while pledged, may be canceled by the cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by the tenant-stockholder. Commonly, rent

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and other obligations and charges arising under a proprietary lease or occupancy agreement which are owed to the cooperative are made liens upon the shares to which the proprietary lease or occupancy agreement relates. In addition, the proprietary lease or occupancy agreement generally permits the cooperative to terminate the lease or agreement in the event the borrower defaults in the performance of covenants. Typically, the lender and the cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

      The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the cooperative will take no action to terminate the lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the cooperative will recognize the lender's lien against proceeds from a sale of the cooperative apartment, subject, however, to the cooperative's right to sums due under the proprietary lease or occupancy agreement or which have become liens on the shares relating to the proprietary lease or occupancy agreement. The total amount owed to the cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the cooperative loan and accrued and unpaid interest.

      Recognition agreements also provide that in the event the lender succeeds to the tenant-shareholder's shares and proprietary lease or occupancy agreement as the result of realizing upon its collateral for a cooperative loan, the lender must obtain the approval or consent of the cooperative as required by the proprietary lease before transferring the cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholder.

      In New York, lenders generally have realized upon the pledged shares and proprietary lease or occupancy agreement given to secure a cooperative loan by public sale in accordance with the provisions of Article 9 of the New York UCC and the security agreement relating to those shares. Article 9 of the New York UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the sale. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

      Article 9 of the New York UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative corporation to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining,

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the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency.

Consumer Protection Laws with respect to Mortgage Assets

      Numerous federal and state consumer protection laws impose substantial requirements upon creditors involved in consumer finance. These laws include the Federal Truth-in-Lending Act, Regulation Z, the Equal Credit Opportunity Act, Regulation B, the Fair Credit Reporting Act, the Real Estate Settlement Procedures Act, Regulation X, the Fair Housing Act and related statutes. These laws can impose specific statutory liabilities upon creditors who fail to comply with their provisions. In some cases, this liability may affect an assignee's ability to enforce a contract. In particular, the originators' failure to comply with certain requirements of the Federal Truth-in-Lending Act, as implemented by Regulation Z, could subject both originators and assignees of such obligations to monetary penalties and could result in obligors' rescinding the contracts against either the originators or assignees.

      Manufactured housing contracts often contain provisions obligating the obligor to pay late charges if payments are not timely made. In certain cases, federal and state law may specifically limit the amount of late charges that may be collected. Late charges will be retained by the master servicer or the servicer as additional servicing compensation, and any inability to collect these amounts will not affect payments to you.

      Courts have imposed general equitable principles upon repossession and litigation involving deficiency balances. These equitable principles are generally designed to relieve a consumer from the legal consequences of a default.

      The so-called "Holder-in-Due-Course" Rule of the Federal Trade Commission (the "FTC Rule") has the effect of subjecting a seller -- and certain related creditors and their assignees -- in a consumer credit transaction and any assignee of the creditor to all claims and defenses which the debtor in the transaction could assert against the seller of the goods. Liability under the FTC Rule is limited to the amounts paid by a debtor on the contract, and the holder of the contract may also be unable to collect amounts still due.

      The contracts in your trust may be subject to the requirements of the FTC Rule. Accordingly, the trustee, as holder of the contracts, may be subject to any claims or defenses that the purchaser of the manufactured home may assert against the seller of the manufactured home, subject to a maximum liability equal to the amounts paid by the obligor on the contract. If an obligor is successful in asserting this claim or defense, and if the seller had or should have had knowledge of such claim or defense, the master servicer will have the right to require the seller to repurchase the contract because of a breach of its representation and warranty that no claims or defenses exist that would affect the obligor's obligation to make the required payments under the contract. The seller would then have the right to require the originating dealer to repurchase the contract from it and might also have the right to recover from the dealer for any losses suffered by the seller with respect to which the dealer would have been primarily liable to the obligor.

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Rights of Reinstatement and Redemption

      In some states, the obligor, or any other person having a junior encumbrance on the real estate, may, during a reinstatement or redemption period, cure the default by paying the entire amount in arrears plus certain of the costs and expenses incurred in enforcing the obligation. Certain state laws control the amount of foreclosure expenses and costs, including attorneys' fees, which may be recovered by a lender. In some states, the obligor has the right to reinstate the loan at any time following default until shortly before the foreclosure sale.

      In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the obligor and certain foreclosed junior encumbrancers are given a statutory period in which to redeem the mortgaged property from the foreclosure sale. Depending upon state law, the right of redemption may apply to sale following judicial foreclosure, or to sale pursuant to a non-judicial power of sale. Where the right of redemption is available, in some states statutory redemption may occur only upon payment of the foreclosure purchase price, accrued interest and taxes and certain of the costs and expenses incurred in enforcing the obligation. In other states, redemption may be authorized if the former obligor pays only a portion of the sums due. In some states, the right to redeem is a statutory right and in others it is a contractual right. The effect of a right of redemption is to diminish the ability of the lender to sell the foreclosed mortgaged property, while such right of redemption is outstanding. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to judicial foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has run.

Leases and Rents

      Multifamily mortgage loan transactions often provide for an assignment of the leases and rents pursuant to which the obligor typically assigns its right, title and interest, as landlord under each lease and the income derived therefrom, to the lender while either obtaining a license to collect rents for so long as there is no default or providing for the direct payment to the lender. Local law, however, may require that the lender take possession of the property and appoint a receiver before becoming entitled to collect the rents under the lease.

Anti-Deficiency Legislation and Other Limitations on Lenders

      Certain states have imposed statutory restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the obligor following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former obligor equal in most cases to the difference between the amount due to the lender and greater of the net amount realized upon the foreclosure sale and the market value of the mortgaged property.

      Statutory provisions may limit any deficiency judgment against the former obligor following a foreclosure sale to the excess of the outstanding debt over the fair market value of the

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mortgaged property at the time of the sale. The purpose of these statutes is to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former obligor as a result of low or no bids at the foreclosure sale.

      Some state statutes may require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the obligor. In other states, the lender has the option of bringing a personal action against the obligor on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the obligor.

      In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the obligor, for example, in the event of waste of the mortgaged property.

      Generally, lenders realize on cooperative shares and the accompanying proprietary lease given to secure a cooperative loan under Article 9 of the UCC. Some courts have interpreted Section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral -- which, in the case of a cooperative loan, would be the shares of the cooperative and the related proprietary lease or occupancy agreement -- was conducted in a commercially reasonable manner.

      In addition to anti-deficiency and related legislation, numerous federal and state statutory provisions, including the federal bankruptcy laws, the federal Soldiers' and Sailors' Civil Relief Act of 1940 and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to realize upon its security and enforce a deficiency judgment. For example, with respect to federal bankruptcy law, the filing of a petition acts as a stay against the enforcement of remedies for collection of a debt.

      In a Chapter 13 proceeding under the United States Bankruptcy Code, as amended, as set forth in Title 11 of the United States Code (the "Bankruptcy Code"), when a court determines that the value of a home is less than the principal balance of the loan, the court may prevent a lender from foreclosing on the home, and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the value of the home as it exists at the time of the proceeding, leaving the lender as a general unsecured creditor for the difference between that value and the amount of outstanding indebtedness. A bankruptcy court may grant the debtor a reasonable time to cure a payment default, and in the case of a mortgage loan not secured by the debtor's principal residence, also may reduce the periodic payments due under the mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. Court decisions have applied this relief to claims secured by the debtor's principal residence. If a court relieves an obligor's obligation to repay amounts otherwise due on a mortgage loan, the servicer will not be required to advance these amounts, and any loss may reduce the amounts available to be paid to you.

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      In a Chapter 11 case under the Bankruptcy Code, the lender is precluded from foreclosing without authorization from the bankruptcy court. The lender's lien may be transferred to other collateral and be limited in amount to the value of the lender's interest in the collateral as of the date of the bankruptcy. The loan term may be extended, the interest rate may be adjusted to market rates and the priority of the loan may be subordinated to bankruptcy court-approved financing. The bankruptcy court can, in effect, invalidate due-on-sale clauses through confirmed Chapter 11 plans of reorganization.

      The Code provides priority to certain tax liens over the lien of the mortgage or deed of trust. Other federal and state laws provide priority to certain tax and other liens over the lien of the mortgage or deed of trust. Numerous federal and some state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and the enforcement of mortgage loans. These laws include the federal Truth in Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act, and related statutes and regulations. These federal laws and state laws impose specific statutory liabilities upon lenders who originate or service mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

Soldiers' and Sailors' Civil Relief Act of 1940

      Under the Soldiers' and Sailors' Civil Relief Act of 1940, members of all branches of the military on active duty, including draftees and reservists in military service,

      . are entitled to have interest rates reduced and capped at 6% per annum on obligations -- including mortgage loans -- incurred prior to the commencement of military service for the duration of military service,

      . may be entitled to a stay of proceedings on any kind of foreclosure or repossession action in the case of defaults on these obligations entered into prior to military service and

      . may have the maturity of these obligations incurred prior to military service extended, the payments lowered and the payment schedule readjusted for a period of time after the completion of military service.

However, these benefits are subject to challenge by creditors and if, in the opinion of the court, the ability of a person to comply with these obligations is not materially impaired by military service, the court may apply equitable principles accordingly. If an obligor's obligation to repay amounts otherwise due on a mortgage loan included in your trust is relieved pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, neither the servicer, the master servicer nor the trustee will be required to advance these amounts, and any loss may reduce the amounts available to you. Any shortfalls in interest collections on mortgage loans included in your trust resulting from application of the Soldiers' and Sailors' Civil Relief Act of 1940 generally will be allocated to each class that is entitled to receive interest in proportion to the interest that each class would

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have otherwise been entitled to receive in respect of these mortgage loans had this interest shortfall not occurred.

Environmental Considerations

      The federal Comprehensive Environmental Response Compensation and Liability Act, as amended, ("CERCLA") imposes strict liability on present and past "owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have become sufficiently involved in the management of such mortgaged property or the operations of the borrower. This liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of a mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. The magnitude of the CERCLA liability at any given contaminated site is a function of the actions required to address adequately the risks to human health and the environment posed by the particular conditions at the site. As a result, such liability is not constrained by the value of the property or the amount of the original or unamortized principal balance of any loans secured by the property. Moreover, under certain circumstances, liability under CERCLA may be joint and several -- i.e., any liable party may be obligated to pay the entire cleanup costs regardless of its relative contribution to the contamination. If a lender is found to be liable, it is entitled to bring an action for contribution against other liable parties, such as the present or past owners and operators of the property. The lender nonetheless may have to bear a disproportionate share of the liability if such other parties are defunct or without substantial assets.

      The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996 (the "1996 Lender Liability Act") amended, among other things, the provisions of CERCLA with respect to lender liability and the secured creditor exemption. The 1996 Lender Liability Act offers protection to lenders by defining certain activities in which a lender can engage and still have the benefit of the secured creditor exemption. A lender will be deemed to have participated in the management of a mortgaged property, and will lose the secured creditor exemption, if it actually participates in the operational affairs of the property of the borrower. The 1996 Lender Liability Act provides that "merely having the capacity to influence, or unexercised right to control" operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property. The 1996 Lender Liability Act also provides that a lender may continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms.

      Many states have environmental clean-up statutes similar to CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, underground storage tanks are commonly found on a wide variety of commercial and industrial properties. Federal and state laws impose liability on the owners and operators of underground storage tanks for any cleanup that may be required as a result of releases from such tanks. These laws also impose certain

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compliance obligations on the tank owners and operators, such as regular monitoring for leaks and upgrading of older tanks. A lender may become a tank owner or operator, and subject to compliance obligations and potential cleanup liabilities, either as a result of becoming involved in the management of a site at which a tank is located or, more commonly, by taking title to such a property. Federal and state laws also obligate property owners and operators to maintain and, under some circumstances, to remove asbestos-containing building materials and lead based paint. As a result, the presence of these materials can increase the cost of operating a property and thus diminish its value. In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosures or otherwise may be required to clean up the contamination before selling or otherwise transferring the property.

      Beyond statute-based environmental liability, there exist common law causes of action -- for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property -- related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in these cases, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

      Under the laws of many states, contamination of a property may give rise to a lien on the property for clean-up costs. In several states, such a lien has priority over all existing liens, including those of existing security instruments. In these states, the lien of a security instrument may lose its priority to such a "superlien."

      At the time the mortgage loans were originated, it is possible that no environmental assessment or a very limited environmental assessment of the mortgaged property was conducted. No representations or warranties are made by the asset seller or Southpoint Residential Mortgage as to the absence or effect of hazardous wastes or hazardous substances on any of the mortgaged property. In addition, the servicers have not made any representations or warranties or assumed any liability with respect to the absence or effect of hazardous wastes or hazardous substances on any mortgaged property or any casualty resulting from the presence or effect of hazardous wastes or hazardous substances and any loss or liability resulting from the presence or effect of such hazardous wastes or hazardous substances will reduce the amounts otherwise available to pay to you.

      Generally, the servicers are not permitted to foreclose on any mortgaged property without the approval of the master servicer. The master servicer is not permitted to approve foreclosure on any property which it knows or has reason to know is contaminated with or affected by hazardous wastes or hazardous substances. The master servicer is required to inquire of any servicer requesting approval of foreclosure whether the property proposed to be foreclosed upon is so contaminated. If a servicer does not foreclose on mortgaged property, the amounts otherwise available to pay to you may be reduced. A servicer will not be liable to the holders of the securities if it fails to foreclose on mortgaged property that it reasonably believes may be so contaminated or affected, even if such mortgaged property are, in fact, not so contaminated or affected. Similarly, a servicer will not be liable to the holders of the securities if based on its reasonable belief that no such contamination or effect exists, the servicer forecloses on

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mortgaged property and takes title to the mortgaged property, and then the mortgaged properties are determined to be contaminated or affected.

"Due-on Sale" Clauses

      The forms of note, mortgage and deed of trust relating to conventional mortgage loans may contain a "due-on-sale" clause permitting acceleration of the maturity of a loan if the obligor transfers its interest in the mortgaged property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce such clauses in many states. However, effective October 15, 1982, Congress enacted the Garn-St Germain Depository Institutions Act of 1982 (the "Act"), which, after a 3-year grace period, preempted state laws which prohibit the enforcement of due-on-sale clauses by providing, among other matters, that "due-on-sale" clauses in certain loans -- which loans include the conventional mortgage loans -- made after the effective date of the Act are enforceable within limitations identified in the Act and its regulations.

      By virtue of the Act, the mortgage lender generally may be permitted to accelerate any conventional mortgage loan which contains a "due-on-sale" clause upon transfer of an interest in the mortgaged property. With respect to any mortgage loan secured by a residence occupied or to be occupied by the obligor, this ability to accelerate will not apply to certain types of transfers, including

      . the granting of a leasehold interest which has a term of three years or less and which does not contain an option to purchase,

      . a transfer to a relative resulting from the death of an obligor, or a transfer where the spouse or child(ren) becomes an owner of the mortgaged property in each case where the transferee(s) will occupy the mortgaged property,

      . a transfer resulting from a decree of dissolution of marriage, legal separation agreement or from an incidental property settlement agreement by which the spouse becomes an owner of the mortgaged property,

      . the creation of a lien or other encumbrance subordinate to the lender's security instrument which does not relate to a transfer of rights of occupancy in the mortgaged property, provided that the lien or encumbrance is not created pursuant to a contract for deed,

      . a transfer by devise, descent or operation of law on the death of a joint tenant or tenant by the entirety, and

      .     other transfers set forth in the Act and its regulations.

As a result, a lesser number of mortgage loans which contain "due-on-sale" clauses may extend to full maturity than earlier experience would indicate with respect to single-family mortgage loans. The extent of the effect of the Act on the average lives and delinquency rates of the

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mortgage loans, however, cannot be predicted. FHA and VA loans do not contain due-on-sale clauses. See "Maturity and Prepayment Considerations" in this prospectus.

Enforceability of Prepayment and Late Payment Fees

      The standard form of note, mortgage and deed of trust used by lenders may contain provisions obligating the obligor to pay a late charge if payments are not timely made and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations upon late charges which a lender may collect from an obligor for delinquent payments. Certain states also limit the amounts that a lender may collect from an obligor as an additional charge if the loan is prepaid. The enforceability, under the laws of a number of states of provisions providing for prepayment fees or penalties upon an involuntary prepayment is unclear, and no assurance can be given that, at the time a prepayment fee or penalty is required to be made on a mortgage loan in connection with an involuntary prepayment, the obligation to make the payment will be enforceable under applicable state law. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the mortgage loans. Generally, late charges and prepayment fees -- to the extent permitted by law and not waived by the servicers -- will be retained by the servicers or master servicer as additional servicing compensation.

Equitable Limitations on Remedies

      Courts have imposed general equitable principles upon foreclosure. These equitable principles are generally designed to relieve the obligor from the legal effect of defaults under the loan documents. Examples of judicial remedies that may be fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the obligor's default and the likelihood that the obligor will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required lenders to reinstate loans or recast payment schedules to accommodate obligors who are suffering from temporary financial disability. In other cases, courts have limited the right of lenders to foreclose if the default under the security instrument is not monetary, like the obligor failing to adequately maintain the mortgaged property or the obligor executing a second mortgage or deed of trust affecting the mortgaged property. Finally, some courts have been faced with the issue whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that obligors under the deeds of trust receive notices in addition to the statutorily-prescribed minimum requirements. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust or under a mortgage having a power of sale does not involve sufficient state action to afford constitutional protections to the obligor.

      The mortgage loans may include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary default of the obligor, after the applicable cure period. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. However, courts of any state, exercising equity jurisdiction, may refuse to allow a lender to foreclose a mortgage or deed of trust when an acceleration of the indebtedness

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would be inequitable or unjust and the circumstances would render the acceleration unconscionable.

Secondary Financing; Due-on-Encumbrance Provisions

      Some of the mortgage loans may not restrict secondary financing, permitting the obligor to use the mortgaged property as security for one or more additional loans. Other of the mortgage loans may preclude secondary financing -- by permitting the first lender to accelerate the maturity of its loan if the obligor further encumbers the mortgaged property or in some other fashion -- or may require the consent of the senior lender to any junior or substitute financing. However, these provisions may be unenforceable in some jurisdictions under certain circumstances.

      Where the obligor encumbers the mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. For example, the obligor may have difficulty servicing and repaying multiple loans or acts of the senior lender which prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the obligor and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the obligor is additionally burdened. In addition, if the obligor defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with, delay and in certain circumstances even prevent the taking of action by the senior lender. In addition, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

Alternative Mortgage Instruments

      Alternative mortgage instruments, including adjustable rate mortgage loans and early ownership mortgage loans, originated by non-federally chartered lenders have historically been subject to a variety of restrictions. Such restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII of the Gain-St Germain Act ("Title VIII"). Title VIII provides that, notwithstanding any state law to the contrary, state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to origination of alternative mortgage instruments by national banks; state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration with respect to origination of alternative mortgage instruments by federal credit unions; and all other non-federally chartered housing creditors, including state-chartered savings and loan associations, state-chartered savings banks and mutual savings banks and mortgage banking companies, may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board, predecessor to the Office of Thrift Supervision, with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII provides that any state may reject applicability of the provisions

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of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of such provisions. Certain states have taken such action.

Forfeitures in Drug and RICO Proceedings

      Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984 (the "Crime Control Act"), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

      A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

Certain Legal Aspects of the Financial Assets

      Financial assets held by your trust will have legal characteristics different from mortgage assets. Financial assets will represent interests in, or will be secured by, mortgage loans or other mortgage assets held by another trust. Each financial asset held by your trust will be registered in the name of your trustee, or your trustee will be the beneficial owner of the financial asset, if book-entry. Your interests in the underlying financial assets may only be exercised through your trustee. The particular entitlements represented by the financial assets in your trust, and the underlying mortgage assets in each, will be detailed in your prospectus supplement.

                                  The Depositor

      Southpoint Residential Mortgage Securities Corporation was incorporated in Tennessee on December 11, 1984, as Morgan Keegan Funding Corporation and is a wholly owned, limited-purpose financing subsidiary of MK Holding, Inc. Southpoint Residential Mortgage's principal office is located at Morgan Keegan Tower, Fifty Front Street, 16th Floor, Memphis, Tennessee 38103, Attention:
Robert M. Fockler, telephone (901) 524-4192. Southpoint Residential Mortgage was formed solely for the purpose of facilitating the financing and sale of mortgage-related assets. It may not engage in any business or investment activities other than issuing and selling securities secured primarily by, or evidencing interests in, mortgage-related assets and taking certain similar actions. Southpoint Residential Mortgage's Articles of Incorporation limit Southpoint Residential Mortgage's business to the foregoing and place certain other restrictions on Southpoint Residential Mortgage's activities. Southpoint Residential Mortgage has authorized capital stock consisting of 2,000 shares of Common Stock. 1,000 of these authorized shares are held by MK Holding, Inc.

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      Southpoint Residential Mortgage does not have, nor is it expected in the future to have, any significant assets.

                                 Use of Proceeds

      Substantially all of the net proceeds from the sale of each series of securities will be applied by Southpoint Residential Mortgage to purchase the trust assets assigned to the trust underlying each series or to fund loans to finance companies secured by the pledge of trust assets to the trust for each series, or the payment of the financing incurred in such acquisitions, and to pay for certain expenses incurred in connection with such acquisition of trust property and sale of certificates. The depositor expects to sell the certificates from time to time, but the timing and amount of offerings of certificates will depend on a number of factors, including the volume of trust property acquired by the depositor, prevailing interest rates, availability of funds and general market conditions.

                         Federal Income Tax Consequences

       The following is the opinion of Hunton & Williams regarding the material federal income tax consequences of the purchase, ownership, and disposition of the securities. This opinion is based upon laws, regulations, rulings, and decisions now in effect, all of which are subject to change. Because REMIC status may be elected with respect to certain series, this discussion includes a summary of the federal income tax consequences to holders of REMIC securities.

      This opinion does not purport to deal with the federal income tax consequences that may affect particular investors in light of their individual circumstances, or with certain categories of investors that are given special treatment under the federal income tax laws, such as banks, insurance companies, thrift institutions, tax-exempt organizations, foreign investors, certain regulated entities, real estate investment trusts ("REITs"), investment companies, and certain other organizations that face special rules. This opinion focuses primarily on investors who will hold the securities as capital assets -- generally, property held for investment -- within the meaning of Section 1221 of the Code, although much of this opinion is applicable to other investors as well. You should note that, although final regulations under the REMIC provisions of the Code (the "REMIC Regulations") have been issued by the Treasury Department (the "Treasury"), no currently effective regulations or other administrative guidance has been issued concerning certain provisions of the Code that are or may be applicable to you, particularly the provisions dealing with market discount and stripped debt securities. Although the Treasury has issued final regulations dealing with original issue discount and premium, those regulations do not address directly the treatment of REMIC regular securities and certain other types of securities. Furthermore, the REMIC regulations do not address many of the issues that arise in connection with the formation and operation of a REMIC. Hence, definitive guidance cannot be provided with respect to many aspects of the tax treatment of securityholders, particularly residual securityholders. Moreover, this opinion and the opinion referred to below are based on current law, and there can be no assurance that the Internal Revenue Service (the "IRS") will not take positions that would be materially adverse to investors. Finally, this opinion does not purport to address the anticipated state income tax consequences to investors of owning and

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disposing of the securities. Consequently, you should consult your own tax advisor in determining the federal, state, foreign, and any other tax consequences to you of the purchase, ownership, and disposition of the securities.

General

      Many aspects of the federal income tax treatment of the securities will depend upon whether an election is made to treat your trust, or one or more segregated pools of trust assets, as a REMIC. The accompanying prospectus supplement will indicate whether a REMIC election or elections will be made with respect to your trust. For each series in which one or more REMIC elections are to be made, Hunton & Williams, counsel to Southpoint Residential Mortgage, will deliver a separate opinion generally to the effect that, assuming timely filing of a REMIC election or elections and compliance with the pooling and master servicing agreement and certain other documents specified in the opinion, the trust -- or one or more segregated pools of trust assets -- will qualify as one or more REMICs (each, a "Series REMIC"). For each series with respect to which a REMIC election is not to be made, Hunton & Williams will deliver a separate opinion generally to the effect that the trust will be treated as (i) a FASIT under sections 860H through 860L of the Code, (ii) a grantor trust under subpart E, Part I of subchapter J of the Code that will issue securities (the "Grantor Trust Securities"), (iii) a trust treated as a partnership for federal income tax purposes that will issue securities (the "Partnership Securities"), or (iv) a trust treated either as a partnership or a disregarded entity for federal income tax purposes that will issue notes (the "Debt Securities"). Those opinions will be based on existing law, but there can be no assurance that the law will not change or that contrary positions will not be taken by the IRS.

REMIC Certificates

      Each REMIC certificate will be classified as either a REMIC regular certificate, which generally is treated as debt for federal income tax purposes, or a Residual Certificate, which generally is not treated as debt for such purposes, but rather as representing rights and responsibilities with respect to the taxable income or loss of the REMIC. The accompanying prospectus supplement for each series of REMIC certificates will indicate which of the certificates of the series will be classified as REMIC regular certificates and which will be classified as Residual Certificates. REMIC certificates held by a thrift institution taxed as a "domestic building and loan association" will constitute a "regular or residual interest in a REMIC," as the case may be, within the meaning of Section 7701(a)(19)(C)(xi) of the Code; REMIC certificates held by a REIT will constitute "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code; and interest on these certificates will be considered "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B), all in the same proportion that the related REMIC's assets would so qualify. If 95% or more of the assets of a given Series REMIC constitute qualifying assets for thrift institutions and REITs, the REMIC certificates and income on them will be treated entirely as qualifying assets and income for these purposes. REMIC regular and Residual Certificates held by a financial institution to which Section 585 of the Code applies will be treated as evidences of indebtedness for purposes of Section 582(c)(1) of the Code. The REMIC regular certificates generally will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code with respect to other REMICs. REMIC regular certificates held by a financial asset securitization

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investment trust (a "FASIT") will qualify for treatment as "permitted assets"
within the meaning of Section 860L(c)(1)(G) of the Code. In the case of a series for which two or more Series REMICs will be created, all Series REMICs will be treated as a single REMIC for purposes of determining the extent to which the certificates and the income on them will be treated as qualifying assets and income for such purposes. However, REMIC certificates will not qualify as government securities for REITs and regulated investment companies ("RICs") in any case.

      Tax Treatment of REMIC Regular Certificates

      Payments received by holders of REMIC regular certificates generally should be accorded the same tax treatment under the Code as payments received on other taxable corporate debt instruments. Except as described below for REMIC regular certificates issued with original issue discount or acquired with market discount or premium, interest paid or accrued on REMIC regular certificates will be treated as ordinary income to you and a principal payment on these certificates will be treated as a return of capital to the extent that your basis in the certificate is allocable to that payment. Holders of REMIC regular certificates or Residual Certificates must report income from their certificates under an accrual method of accounting, even if they otherwise would have used the cash receipts and disbursements method. The trustee or the master servicer will report annually to the IRS and to holders of record with respect to interest paid or accrued and original issue discount, if any, accrued on the certificates. The trustee or the master servicer will be the party responsible for computing the amount of original issue discount to be reported to the REMIC regular certificate holders each taxable year (the "Tax Administrator").

      Under temporary Treasury regulations, holders of REMIC regular certificates issued by "single-class REMICs" who are individuals, trusts, estates, or pass-through entities in which such investors hold interests may be required to recognize certain amounts of income in addition to interest and discount income. A single-class REMIC, in general, is a REMIC that (i) would be classified as an investment trust in the absence of a REMIC election or (ii) is substantially similar to an investment trust. Under the temporary Treasury regulations, each holder of a regular or residual interest in a single-class REMIC is allocated (i) a share of the REMIC's "allocable investment expenses" -- i.e., expenses normally allowable under Section 212 of the Code, which may include servicing and administrative fees and insurance premiums -- and (ii) a corresponding amount of additional income. Section 67 of the Code permits an individual, trust or estate to deduct miscellaneous itemized expenses -- including Section 212 expenses -- only to the extent that such expenses, in the aggregate, exceed 2% of its adjusted gross income. Consequently, an individual, trust or estate that holds a regular interest in a single-class REMIC -- either directly or through a pass-through entity -- will recognize additional income with respect to such regular interest to the extent that its share of allocable investment expenses, when combined with its other miscellaneous itemized deductions for the taxable year, fails to exceed 2% of its adjusted gross income. Any such additional income will be treated as interest income. In addition, Code Section 68 provides that the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds a specified amount (the "Applicable Amount") will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over such Applicable Amount, and (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year for taxable years ending on or before

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December 31, 2005, and by a reduced portion of such amount for taxable years beginning on or after January 1, 2006. The amount of such additional taxable income recognized by holders who are subject to the limitations of either
Section 67 or Section 68 may be substantial and may reduce or eliminate the after-tax yield to such holders of an investment in the certificates of an affected series. Where appropriate, the prospectus supplement for a particular REMIC series will indicate that the holders of certificates of this series may be required to recognize additional income as a result of the application of the limitations of either Section 67 or Section 68 of the Code. Non-corporate holders of REMIC regular certificates evidencing an interest in a single-class REMIC also should be aware that miscellaneous itemized deductions, including allocable investment expenses attributable to such REMIC, are not deductible for purposes of the alternative minimum tax ("AMT").

      Original Issue Discount

      Certain classes of REMIC regular certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. In general, such original issue discount, if any, will equal the excess, if any, of the "stated redemption price at maturity" of the REMIC regular certificate -- generally, its principal amount -- over its "issue price." Holders of REMIC regular certificates as to which there is original issue discount should be aware that they generally must include original issue discount in income for federal income tax purposes on an annual basis under a constant yield accrual method that reflects compounding. In general, original issue discount is treated as ordinary income and must be included in income in advance of the receipt of the cash to which it relates.

      The amount of original issue discount required to be included in a REMIC regular certificateholder's income in any taxable year will be computed in accordance with Section 1272(a)(6) of the Code, which provides rules for the accrual of original issue discount under a constant yield method for certain debt instruments, such as the REMIC regular certificates, that are subject to prepayment by reason of prepayments of underlying obligations. Under Section 1272(a)(6), the amount and rate of accrual of original issue discount on a REMIC regular certificate generally is calculated based on (i) a single constant yield to maturity and (ii) the prepayment rate for the related mortgage collateral and the reinvestment rate on amounts held pending distribution that were assumed in pricing the REMIC regular certificate (the "Pricing Prepayment Assumptions"). No regulatory guidance currently exists under Code Section 1272(a)(6). Accordingly, until the Treasury issues guidance to the contrary, the Tax Administrator will, except as otherwise provided, base its computations on Code Section 1272(a)(6), existing final regulations that govern the accrual of original issue discount on debt instruments, but that do not address directly the treatment of instruments that are subject to Code Section 1272(a)(6) (the "OID Regulations"), and certain other guidance, all as described below. However, there can be no assurance that the methodology described below represents the correct manner of calculating original issue discount on the REMIC regular certificates. The Tax Administrator will account for income on certain REMIC regular certificates that provide for one or more contingent payments as described in "Federal Income Tax Consequences -- REMIC Certificates -- Interest Weighted Certificates and Non-VRDI Certificates" in this prospectus. Prospective purchasers should be aware that neither Southpoint Residential Mortgage, the trustee, the master servicer, nor any servicer will make any representation that the mortgage

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assets underlying a series will in fact prepay at a rate conforming to the related Pricing Prepayment Assumptions or at any other rate.

      The amount of original issue discount on a REMIC regular certificate is an amount equal to the excess, if any, of the certificate's "stated redemption price at maturity" over its "issue price." Under the OID Regulations, a debt instrument's stated redemption price at maturity is the sum of all payments provided by the instrument other than "qualified stated interest" (the "Deemed Principal Payments"). Qualified stated interest, in general, is stated interest that is unconditionally payable in cash or property -- other than debt instruments of the issuer -- at least annually at (i) a single fixed rate or
(ii) a variable rate that meets certain requirements set out in the OID Regulations. See "Federal Income Tax Consequences -- REMIC Certificates -- Variable Rate Certificates" in this prospectus. Thus, in the case of any REMIC regular certificate, the stated redemption price at maturity will equal the total amount of all Deemed Principal Payments due on that certificate.

      Since a certificate that is part of an Accretion Class generally will not require unconditional payments of interest at least annually, the stated redemption price at maturity of this certificate will equal the aggregate of all payments due, whether designated as principal, accrued interest, or current interest. The issue price of a REMIC regular certificate generally will equal the initial price at which a substantial amount of certificates of the same class is sold to the public.

      The OID Regulations contain an aggregation rule (the "Aggregation Rule") under which two or more debt instruments issued in connection with the same transaction or related transactions -- determined based on all the facts and circumstances -- generally are treated as a single debt instrument for federal income tax accounting purposes if issued by a single issuer to a single holder. The Aggregation Rule, however, does not apply if the debt instrument is part of an issue (i) a substantial portion of which is traded on an established market or (ii) a substantial portion of which is issued for cash -- or property traded on an established market -- to parties who are not related to the issuer or holder and who do not purchase other debt instruments of the same issuer in connection with the same transaction or related transactions. In most cases, the Aggregation Rule will not apply to REMIC regular certificates of different classes because one or both of the exceptions to the Aggregation Rule will have been met. Although the Tax Administrator currently intends to apply the Aggregation Rule to all REMIC regular interests in a Series REMIC that are held by a related Series REMIC, it generally will not apply the Aggregation Rule to REMIC regular certificates for purposes of reporting to securityholders.

      Under a de minimis rule, a REMIC regular certificate will be considered to have no original issue discount if the amount of original issue discount is less than 0.25% of the certificate's stated redemption price at maturity multiplied by the weighted average maturity ("WAM") of all Deemed Principal Payments. For that purpose, the WAM of a REMIC regular certificate is the sum of the amounts obtained by multiplying the amount of each Deemed Principal Payment by a fraction, the numerator of which is the number of complete years from the certificate's issue date until the payment is made, and the denominator of which is the certificate's stated redemption price at maturity. Although no Treasury regulations have been issued under the relevant provisions of the 1986 Act, it is expected that the WAM of a REMIC

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regular certificate will be computed using the Pricing Prepayment Assumptions. A
REMIC regular certificateholder will include de minimis original issue discount in income on a pro rata basis as stated principal payments on the certificate are received or, if earlier, upon disposition of the certificate, unless the certificateholder makes an election to include in gross income all stated interest, acquisition discount, original issue discount, de minimis original issue discount, market discount, and de minimis market discount accruing on the REMIC regular certificate, reduced by any amortizable premium or acquisition premium accruing on the REMIC regular certificate, under the constant yield method used to account for original issue discount (an "All OID Election").

      REMIC regular certificates may bear interest under terms that provide for a teaser rate period, interest holiday, or other period during which the rate of interest payable on the certificates is lower than the rate payable during the remainder of the life of the certificates ("Teaser Certificates"). Under certain circumstances, a Teaser Certificate may be considered to have a de minimis amount of original issue discount even though the amount of original issue discount on the certificate would be more than de minimis as determined as described above if the stated interest on a Teaser Certificate would be qualified stated interest but for the fact that during one or more accrual periods its interest rate is below the rate applicable for the remainder of its term, the amount of original issue discount on such certificate that is measured against the de minimis amount of original issue discount allowable on the certificate is the greater of (i) the excess of the stated principal amount of the certificate over its issue price ("True Discount") and (ii) the amount of interest that would be necessary to be payable on the certificate in order for all stated interest to be qualified stated interest.

      The holder of a REMIC regular certificate generally must include in gross income the sum, for all days during his taxable year on which he holds the REMIC regular certificate, of the "daily portions" of the original issue discount on such certificate. In the case of an original holder of a REMIC regular certificate, the daily portions of original issue discount with respect to such certificate generally will be determined by allocating to each day in any accrual period the certificate's ratable portion of the excess, if any, of (i) the sum of (a) the present value of all payments under the certificate yet to be received as of the close of such period plus (b) the amount of any Deemed Principal Payments received on the certificate during such period over (ii) the certificate's "adjusted issue price" at the beginning of such period. The present value of payments yet to be received on a REMIC regular certificate is computed using the Pricing Prepayment Assumptions and the certificate's original yield to maturity -- adjusted to take into account the length of the particular accrual period, and taking into account Deemed Principal Payments actually received on the certificate prior to the close of the accrual period. The adjusted issue price of a REMIC regular certificate at the beginning of the first period is its issue price. The adjusted issue price at the beginning of each subsequent period is the adjusted issue price of the certificate at the beginning of the preceding period increased by the amount of original issue discount allocable to that period and reduced by the amount of any Deemed Principal Payments received on the certificate during that period. Thus, an increased or decreased rate of prepayments received with respect to a REMIC regular certificate will be accompanied by a correspondingly increased or decreased rate of recognition of original issue discount by the holder of such certificate.

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      The yield to maturity of a REMIC regular certificate is calculated based on (i) the Pricing Prepayment Assumptions and (ii) any contingencies not already taken into account under the Pricing Prepayment Assumptions that, considering all of the facts and circumstances as of the issue date, are more likely than not to occur. Contingencies, such as the exercise of "mandatory redemptions," that are taken into account by the parties in pricing the REMIC regular certificate typically will be subsumed in the Pricing Prepayment Assumptions and thus will be reflected in the certificate's yield to maturity. The Tax Administrator's determination of whether a contingency relating to a class of REMIC regular certificates is more likely than not to occur is binding on each holder of a REMIC regular certificate of this class unless the holder explicitly discloses on its federal income tax return that its determination of the yield and maturity of the certificate is different from that of the Tax Administrator.

      In many cases, REMIC regular certificates will be subject to optional redemption before their stated maturity dates. Under the OID Regulations, Southpoint Residential Mortgage will be presumed to exercise its option to redeem for purposes of computing the accrual of original issue discount if, and only if, by using the optional redemption date as the maturity date and the optional redemption price as the stated redemption price at maturity, the yield to maturity of the certificate is lower than it would be if the certificate were not redeemed early. If Southpoint Residential Mortgage is presumed to exercise its option to redeem the certificates, original issue discount on such certificates will be calculated as if the redemption date were the maturity date and the optional redemption price were the stated redemption price at maturity. In cases in which all of the certificates of a particular series are issued at par or at a discount, Southpoint Residential Mortgage will not be presumed to exercise its option to redeem the certificates because a redemption by Southpoint Residential Mortgage would not lower the yield to maturity of the certificates. If, however, some certificates of a particular series are issued at a premium, Southpoint Residential Mortgage may be able to lower the yield to maturity of the certificates by exercising its redemption option. In determining whether Southpoint Residential Mortgage will be presumed to exercise its option to redeem certificates when one or more classes of the certificates is issued at a premium, the Tax Administrator will take into account all classes of certificates that are subject to the optional redemption to the extent that they are expected to remain outstanding as of the optional redemption date, based on the Pricing Prepayment Assumptions. If, determined on a combined weighted average basis, the certificates of such classes were issued at a premium, the Tax Administrator will presume that Southpoint Residential Mortgage will exercise its option. However, the OID Regulations are unclear as to how the redemption presumption rules should apply to instruments such as the certificates, and there can be no assurance that the IRS will agree with the Tax Administrator's position.

      A REMIC regular certificate having original issue discount may be acquired subsequent to its issuance for more than its adjusted issue price. If the subsequent holder's adjusted basis in such a certificate, immediately after its acquisition, exceeds the sum of all Deemed Principal Payments to be received on the certificate after the acquisition date, the certificate will no longer have original issue discount, and the holder may be entitled to reduce the amount of interest income recognized on the certificate by the amount of amortizable premium. See "Federal Income Tax Consequences -- REMIC Certificates -- Amortizable Premium" in this prospectus. If the subsequent holder's adjusted basis in the certificate, immediately after the acquisition, exceeds the adjusted issue price of the certificate, but is less than or equal to the sum of the

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Deemed Principal Payments to be received on the certificate after the acquisition date, the amount of original issue discount on the certificate will be reduced by a fraction, the numerator of which is the excess of the certificate's adjusted basis immediately after its acquisition over the adjusted issue price of the certificate and the denominator of which is the excess of the sum of all Deemed Principal Payments to be received on the certificate after the acquisition date over the adjusted issue price of the certificate. For that purpose, the adjusted basis of a REMIC regular certificate generally is reduced by the amount of any qualified stated interest that is accrued but unpaid as of the acquisition date. Alternatively, the subsequent holder of a REMIC regular certificate having original issue discount may make an All OID Election with respect to the certificate.

      The OID Regulations provide that a certificateholder generally may make an All OID Election to include in gross income all stated interest, acquisition discount, original issue discount, de minimis original issue discount, market discount, and de minimis market discount that accrues on a REMIC regular certificate under the constant yield method used to account for original issue discount. The accrued amount is adjusted to reflect any amortizable premium or acquisition premium accruing on the REMIC regular certificate. To make the All OID Election, the holder of the certificate must attach a statement to its timely filed federal income tax return for the taxable year in which the holder acquired the certificate. The statement must identify the instruments to which the election applies. An All OID Election is irrevocable unless the holder obtains the consent of the IRS. If an All OID Election is made for a debt instrument with market discount, the holder is deemed to have made an election to include in income currently the market discount on all of the holder's other debt instruments with market discount, as described in "Federal Income Tax Consequences -- REMIC Certificates -- Market Discount" in this prospectus. In addition, if an All OID Election is made for a debt instrument with amortizable bond premium, the holder is deemed to have made an election to amortize the premium on all of the holder's other debt instruments with amortizable premium under the constant yield method. See "Federal Income Tax Consequences -- REMIC Certificates -- Amortizable Premium" in this prospectus. You should be aware that the law is unclear as to whether an All OID Election is effective for a certificate that is subject to the contingent payment rules. See "Federal Income Tax Consequences -- REMIC Certificates -- Original Issue Discount -- Interest Weighted Certificates and Non-VRDI Certificates" in this prospectus.

      If the interval between the issue date of a current interest certificate and the first distribution date (the "First Distribution Period") contains more days than the number of days of stated interest that are payable on the first distribution date, the effective interest rate received by you during the First Distribution Period will be less than your certificate's stated interest rate, making your certificate a Teaser Certificate. If the amount of original issue discount on the certificate measured under the expanded de minimis test exceeds the de minimis amount of original issue discount allowable on the certificate, the amount by which the stated interest on the Teaser Certificate exceeds the interest that would be payable on the certificate at the effective rate of interest for the First Distribution Period would be treated as part of the certificate's stated redemption price at maturity. Accordingly, the holder of a Teaser Certificate may be required to recognize ordinary income arising from original issue discount in the First Distribution Period in addition to any qualified stated interest that accrues in that period.

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      Similarly, if the First Distribution Period is shorter than the interval between subsequent distribution dates, the effective rate of interest payable on a certificate during the First Distribution Period will be higher than the stated rate of interest if a certificateholder receives interest on the first distribution date based on a full accrual period. Unless the Pre-Issuance Accrued Interest Rule described below applies, the certificate (a "Rate Bubble Certificate") would be issued with original issue discount unless the amount of original issue discount is de minimis. The amount of original issue discount on a Rate Bubble Certificate attributable to the First Distribution Period would be the amount by which the interest payment due on the first distribution date exceeds the amount that would have been payable had the effective rate for that Period been equal to the stated interest rate. However, under the "Pre-Issuance Accrued Interest Rule," if, (i) a portion of the initial purchase price of a Rate Bubble Certificate is allocable to interest that has accrued under the terms of the certificate prior to its issue date ("Pre-Issuance Accrued Interest") and (ii) the certificate provides for a payment of stated interest on the First Distribution Date within one year of the issue date that equals or exceeds the amount of the Pre-Issuance Accrued Interest, the certificate's issue price may be computed by subtracting from the issue price the amount of Pre-Issuance Accrued Interest. If the certificateholder opts to apply the Pre-Issuance Accrued Interest Rule, the portion of the interest received on the first distribution date equal to the Pre-Issuance Accrued Interest would be treated as a return of such interest and would not be treated as a payment on the certificate. Thus, where the Pre-Issuance Accrued Interest Rule applies, a Rate Bubble Certificate will not have original issue discount attributable to the First Distribution Period, provided that the increased effective interest rate for that period is attributable solely to Pre-Issuance Accrued Interest, as typically will be the case. The Tax Administrator intends to apply the Pre-Issuance Accrued Interest Rule to each Rate Bubble Certificate for which it is available if the certificate's stated interest otherwise would be qualified stated interest. If, however, the First Distribution Period of a Rate Bubble Certificate is longer than subsequent payment periods, the application of the Pre-Issuance Accrued Interest Rule typically will not prevent disqualification of the certificate's stated interest because its effective interest rate during the First Distribution Period will be less than its stated interest rate. Thus, a REMIC regular certificate with a long First Distribution Period typically will be a Teaser Certificate, as discussed above. The Pre-Issuance Accrued Interest Rule will not apply to any amount paid at issuance for such a Teaser Certificate that is nominally allocable to interest accrued under the terms of such certificate before its issue date. All amounts paid for such a Teaser Certificate at issuance, regardless of how designated, will be included in the issue price of such certificate for federal income tax accounting purposes.

      It is not entirely clear how income should be accrued with respect to a REMIC regular certificate, the payments on which consist entirely or primarily of a specified nonvarying portion of the interest payable on one or more of the qualified mortgages held by the REMIC (an "Interest Weighted Certificate"). Unless and until the IRS provides contrary administrative guidance on the income tax treatment of an Interest Weighted Certificate, the Tax Administrator will take the position that an Interest Weighted Certificate does not bear qualified stated interest, and will account for the income thereon as described in "Federal Income Tax Consequences -- REMIC Certificates -- Interest Weighted Certificates and Non-VRDI Certificates," in this prospectus. Some Interest Weighted Certificates may provide for a relatively small amount of principal and for interest that can be expressed as qualified stated interest at a very high fixed rate

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with respect to that principal ("Superpremium Certificates"). Superpremium
Certificates technically are issued with amortizable premium. However, because of their close similarity to other Interest Weighted Certificates it appears more appropriate to account for Superpremium Certificates in the same manner as for other Interest Weighted Certificates. Consequently, in the absence of further administrative guidance, the Tax Administrator intends to account for Superpremium Certificates in the same manner as other Interest Weighted Certificates. However, there can be no assurance that the IRS will not assert a position contrary to that taken by the Tax Administrator, and, therefore, holders of Superpremium Certificates should consider making a protective election to amortize premium on such certificates.

      In view of the complexities and current uncertainties as to the manner of inclusion in income of original issue discount on the REMIC regular certificates, you should consult your tax advisor to determine the appropriate amount and method of inclusion in income of original issue discount on your certificates for federal income tax purposes.

      Variable Rate Certificates

      A REMIC regular certificate may pay interest at a variable rate (a "Variable Rate Certificate"). A Variable Rate Certificate that qualifies as a "variable rate debt instrument" as that term is defined in the OID Regulations (a "VRDI") will be governed by the rules applicable to VRDIs in the OID Regulations, which are described below. A Variable Rate Certificate qualifies as a VRDI under the OID Regulations if (i) the certificate is not issued at a premium to its noncontingent principal amount in excess of the lesser of (a)
 .015 multiplied by the product of such noncontingent principal amount and the WAM of the certificate or (b) 15% of such noncontingent principal amount (an "Excess Premium"); (ii) stated interest on the certificate compounds or is payable unconditionally at least annually at (a) one or more "qualified floating rates," (b) a single fixed rate and one or more qualified floating rates, (c) a single "objective rate," or (d) a single fixed rate and a single objective rate that is a "qualified inverse floating rate"; (iii) the qualified floating rate or the objective rate in effect during an accrual period is set at a current value of that rate -- i.e., the value of the rate on any day occurring during the interval that begins three months prior to the first day on which that value is in effect under the certificate and ends one year following that day; and
(iv) the certificate does not provide for contingent principal payments.

      Under the OID Regulations a rate is a qualified floating rate if variations in the rate reasonably can be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which the debt instrument is denominated. A qualified floating rate may measure contemporaneous variations in borrowing costs for the issuer of the debt instrument or for issuers in general. A multiple of a qualified floating rate is considered a qualified floating rate only if the rate is equal to either (a) the product of a qualified floating rate and a fixed multiple that is greater than .65 but not more than 1.35 or (b) the product of a qualified floating rate and a fixed multiple that is greater than .65 but not more than 1.35, increased or decreased by a fixed rate. If a REMIC regular certificate provides for two or more qualified floating rates that reasonably can be expected to have approximately the same values throughout the term of the certificate, the qualified floating rates together will constitute a single qualified floating rate. Two or more qualified floating rates conclusively will be presumed to

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have approximately the same values throughout the term of a certificate if the values of all rates on the issue date of the certificate are within 25 basis points of each other.

      A variable rate will be considered a qualified floating rate if it is subject to a restriction or restrictions on the maximum stated interest rate (a "Cap"), a restriction or restrictions on the minimum stated interest rate (a "Floor"), a restriction or restrictions on the amount of increase or decrease in the stated interest rate (a "Governor"), or other similar restriction only if:
(a) the Cap, Floor, Governor, or similar restriction is fixed throughout the term of the related certificate or (b) the Cap, Floor, Governor, or similar restriction is not reasonably expected, as of the issue date, to cause the yield on the certificate to be significantly less or significantly more than the expected yield on the certificate determined without such Cap, Floor, Governor, or similar restriction, as the case may be. Although the OID Regulations are unclear, it appears that a VRDI, the principal rate on which is subject to a Cap, Floor, or Governor that itself is a qualified floating rate, bears interest at an objective rate.

      An objective rate is a rate -- other than a qualified floating rate -- that (i) is determined using a single fixed formula, (ii) is based on objective financial or economic information, and (iii) is not based on information that either is within the control of the issuer -- or a related party -- or is unique to the circumstances of the issuer or related party, such as dividends, profits, or the value of the issuer's or related party's stock. That definition would include, in addition to a rate that is based on one or more qualified floating rates or on the yield of actively traded personal property, a rate that is based on changes in a general inflation index. In addition, a rate would not fail to be an objective rate merely because it is based on the credit quality of the issuer. An objective rate is a qualified inverse floating rate if (i) the rate is equal to a fixed rate minus a qualified floating rate and (ii) the variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the qualified floating rate (disregarding certain Caps, Floors, and Governors).

      If interest on a Variable Rate Certificate is stated at a fixed rate for an initial period of less than one year followed by a variable rate that is either a qualified floating rate or an objective rate for a subsequent period, and the value of the variable rate on the issue date is intended to approximate the fixed rate, the fixed rate and the variable rate together constitute a single qualified floating rate or objective rate. A variable rate conclusively will be presumed to approximate an initial fixed rate if the value of the variable rate on the issue date does not differ from the value of the fixed rate by more than 25 basis points.

      All interest payable on a Variable Rate Certificate that qualifies as a VRDI and provides for stated interest unconditionally payable in cash or property at least annually at a single qualified floating rate or a single objective rate (a "Single Rate VRDI Certificate") is treated as qualified stated interest. The amount and accrual of original issue discount on a Single Rate VRDI Certificate is determined, in general, by converting such certificate into a hypothetical fixed rate certificate and applying the rules applicable to fixed rate certificates described under "Federal Income Tax Consequences -- REMIC Certificates -- Original Issue Discount" in this prospectus to such hypothetical fixed rate certificate. Qualified stated interest or original issue discount allocable to an accrual period with respect to a Single Rate VRDI Certificate also must be increased or decreased if the interest actually accrued or paid during such accrual period

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exceeds or is less than the interest assumed to be accrued or paid during such accrual period under the related hypothetical fixed rate certificate.

      Except as provided below, the amount and accrual of original issue discount on a Variable Rate Certificate that qualifies as a VRDI but is not a Single Rate VRDI Certificate (a "Multiple Rate VRDI Certificate") is determined by converting such certificate into a hypothetical equivalent fixed rate certificate that has terms that are identical to those provided under the Multiple Rate VRDI Certificate, except that such hypothetical equivalent fixed rate certificate will provide for fixed rate substitutes in lieu of the qualified floating rates or objective rate provided for under the Multiple Rate VRDI Certificate. A Multiple Rate VRDI Certificate that provides for a qualified floating rate or rates or a qualified inverse floating rate is converted to a hypothetical equivalent fixed rate certificate by assuming that each qualified floating rate or the qualified inverse floating rate will remain at its value as of the issue date. A Multiple Rate VRDI Certificate that provides for an objective rate or rates is converted to a hypothetical equivalent fixed rate certificate by assuming that each objective rate will equal a fixed rate that reflects the yield that reasonably is expected for the Multiple Rate VRDI Certificate. Qualified stated interest or original issue discount allocable to an accrual period with respect to a Multiple Rate VRDI Certificate must be increased or decreased if the interest actually accrued or paid during such accrual period exceeds or is less than the interest assumed to be accrued or paid during such accrual period under the hypothetical equivalent fixed rate certificate.

      The amount and accrual of original issue discount on a Multiple Rate VRDI Certificate that provides for stated interest at either one or more qualified floating rates or at a qualified inverse floating rate and in addition provides for stated interest at a single fixed rate -- other than an initial fixed rate that is intended to approximate the subsequent variable rate -- is determined using the method described above for all other Multiple Rate VRDI Certificates except that prior to its conversion to a hypothetical equivalent fixed rate certificate, such Multiple Rate VRDI Certificate is treated as if it provided for a qualified floating rate -- or a qualified inverse floating rate, rather than the fixed rate. The qualified floating rate or qualified inverse floating rate replacing the fixed rate must be such that the fair market value of the Multiple Rate VRDI Certificate as of its issue date would be approximately the same as the fair market value of an otherwise identical debt instrument that provides for the qualified floating rate or qualified inverse floating rate, rather than the fixed rate.

      REMIC regular certificates of certain series may provide for interest based on a weighted average of the interest rates on some or all of the mortgage assets or regular interests in a second REMIC held subject to the related pooling and master servicing agreement ("Weighted Average Certificates"). Although the treatment of such certificates is not entirely clear under the OID Regulations, it appears that Weighted Average Certificates bear interest at an "objective rate" and can be considered to have qualified stated interest, provided that the average value of the rate during the first half of the certificate's term is not reasonably expected to be either significantly less than or significantly greater than the average value of the rate during the final half of the certificate's term (i.e., the rate will not result in a significant frontloading or backloading of interest). Until the IRS provides contrary administrative guidance on the income tax treatment of Weighted Average Certificates, or unless otherwise specified in the related prospectus

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supplement, the Tax Administrator intends to account for such certificates as described above for VRDI Certificates.

      REMIC regular certificates of certain series may provide for the payment of interest at a rate determined as the difference between two interest rate parameters, one of which is a variable rate and the other of which is a fixed rate or a different variable rate ("Inverse Floater Certificates"). Under the OID Regulations, Inverse Floater Certificates generally bear interest at objective rates, because their rates either constitute "qualified inverse floating rates" under those Regulations or, although not qualified floating rates themselves, are based on one or more qualified floating rates. Consequently, if such certificates are not issued at an Excess Premium and their interest rates otherwise meet the test for qualified stated interest, the income on such certificates will be accounted for under the rules applicable to VRDIs described above. However, an Inverse Floater Certificate may have an interest rate parameter equal to the weighted average of the interest rates on some or all of the mortgage assets -- or other interest bearing assets -- held by the related REMIC in a case where one or more of those rates is a fixed rate or otherwise may not qualify as a VRDI. Unless and until the IRS provides contrary administrative guidance on the income tax treatment of such Inverse Floater Certificates, the Tax Administrator intends to treat such certificates as debt obligations that provide for one or more contingent payments, and will account for the income thereon as described in "Federal Income Tax Consequences -- REMIC Certificates -- Interest Weighted Certificates and Non-VRDI Certificates" in this prospectus.

      Interest Weighted Certificates and Non-VRDI Certificates

      The treatment of a Variable Rate Certificate that is issued at an Excess Premium, any other Variable Rate Certificate that does not qualify as a VRDI (each a "Non-VRDI Certificate") or an Interest Weighted Certificate is unclear under current law. The OID Regulations contain provisions (the "Contingent Payment Regulations") that address the federal income tax treatment of debt obligations that provide for one or more contingent payments ("Contingent Payment Obligations"). Under the Contingent Payment Regulations, any variable rate debt instrument that is not a VRDI is classified as a Contingent Payment Obligation. However, the Contingent Payment Regulations, by their terms, do not apply to REMIC regular interests and other instruments that are subject to
Section 1272(a)(6) of the Code. In the absence of further guidance, the Tax Administrator will account for Non-VRDI Certificates, Interest Weighted Certificates, and other REMIC regular certificates that are Contingent Payment Obligations in accordance with Code Section 1272(a)(6) and the accounting methodology described in this paragraph. Income will be accrued on such certificates based on a constant yield that is derived from a projected payment schedule as of the settlement date. The projected payment schedule will take into account the related Pricing Prepayment Assumptions and the interest payments that are expected to be made on such certificates based on the value of any relevant indices on the issue date. To the extent that actual payments differ from projected payments for a particular taxable year, appropriate adjustments to interest income and expense accruals will be made for that year. In the case of a Weighted Average Certificate, the projected payments schedule will be derived based on the assumption that the principal balances of the mortgage assets that collateralize the certificate pay down pro rata.

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      The method described in the foregoing paragraph for accounting for
Interest Weighted Certificates, Non-VRDI Certificates and any other REMIC regular certificates that are Contingent Payment Obligations is consistent with Code Section 1272(a)(6) and its legislative history. Because of the uncertainty with respect to the treatment of such certificates under the OID Regulations, however, there can be no assurance that the IRS will not assert successfully that a method less favorable to securityholders will apply. In view of the complexities and the current uncertainties as to income inclusions with respect to Non-VRDI Certificates, Interest Weighted Certificates, particularly with respect to the method that should be used to account for the income on such certificates, and any other REMIC regular certificates that are Contingent Payment Obligations you should consult your tax advisor to determine the appropriate amount and method of income inclusion on such certificates for federal income tax purposes.

      Anti-Abuse Rule

      Because of concerns that taxpayers might be able to structure debt instruments or transactions, or to apply the bright-line or mechanical rules of the OID Regulations, in a way that produce unreasonable tax results, the OID Regulations contain an anti-abuse rule. The anti-abuse rule provides that if a principal purpose in structuring a debt instrument, engaging in a transaction, or applying the OID Regulations is to achieve a result that is unreasonable in light of the purposes of the applicable statutes, the IRS can apply or depart from the OID Regulations as necessary or appropriate to achieve a reasonable result. A result is not considered unreasonable under the regulations, however, in the absence of a substantial effect on the present value of a taxpayer's tax liability.

      Market Discount

      A subsequent purchaser of a REMIC regular certificate at a discount from its outstanding principal amount -- or, in the case of a REMIC regular certificate having original issue discount, its adjusted issue price -- will acquire such certificate with "market discount." The purchaser generally will be required to recognize the market discount -- in addition to any original issue discount remaining with respect to the certificate -- as ordinary income. A person who purchases a REMIC regular certificate at a price lower than the remaining outstanding Deemed Principal Payments but higher than its adjusted issue price does not acquire the certificate with market discount, but will be required to report original issue discount, appropriately adjusted to reflect the excess of the price paid over the adjusted issue price. See "Federal Income Tax Consequences -- REMIC Certificates -- Original Issue Discount" in this prospectus. A REMIC regular certificate will not be considered to have market discount if the amount of such market discount is de minimis, i.e., less than the product of (i) 0.25% of the remaining principal amount of the certificate -- or in the case of a REMIC regular certificate having original issue discount, the adjusted issue price of such certificate-- multiplied by (ii) the WAM of the certificate determined as for original issue discount remaining after the date of purchase. Regardless of whether the subsequent purchaser of a REMIC regular certificate with more than a de minimis amount of market discount is a cash-basis or accrual-basis taxpayer, market discount generally will be taken into income as principal payments, including, in the case of a REMIC regular certificate having original issue discount, any Deemed Principal Payments, are received, in an amount equal to the lesser of (i) the amount of the principal payment received or (ii) the amount

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of market discount that has "accrued," but that has not yet been included in income. The purchaser may make a special election, which generally applies to all market discount instruments held or acquired by the purchaser in the taxable year of election or thereafter, to recognize market discount currently on an uncapped accrual basis (the "Current Recognition Election"). The IRS has set forth in Revenue Procedure 92-67 the manner in which a Current Recognition Election may be made. In addition, a purchaser may make an All OID Election with respect to a REMIC regular certificate purchased with market discount. See "Federal Income Tax Consequences -- REMIC Certificates -- Original Issue Discount" in this prospectus.

      Until the Treasury promulgates applicable regulations, the purchaser of a REMIC regular certificate with market discount generally may elect to accrue the market discount either: (i) on the basis of a constant interest rate; (ii) in the case of a REMIC regular certificate not issued with original issue discount, in the ratio of stated interest payable in the relevant period to the total stated interest remaining to be paid from the beginning of such period; or (iii) in the case of a REMIC regular certificate issued with original issue discount, in the ratio of original issue discount accrued for the relevant period to the total remaining original issue discount at the beginning of such period. The IRS indicated in Revenue Procedure 92-67 the manner in which an election may be made to accrue market discount on a REMIC regular certificate on the basis of a constant interest rate. Regardless of which computation method is elected, the Pricing Prepayment Assumptions must be used to calculate the accrual of market discount.

      A certificateholder who has acquired any REMIC regular certificate with market discount generally will be required to treat a portion of any gain on a sale or exchange of the certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income as partial principal payments were received. Moreover, such certificateholder generally must defer interest deductions attributable to any indebtedness incurred or continued to purchase or carry the certificate to the extent they exceed income on the certificate. Any such deferred interest expense, in general, is allowed as a deduction not later than the year in which the related market discount income is recognized. If a REMIC regular certificateholder makes a Current Recognition Election or an All OID Election, the interest deferral rule will not apply. Under the Contingent Payment Regulations, a secondary market purchaser of a Non-VRDI Certificate or an Interest Weighted Certificate at a discount generally would continue to accrue interest and determine adjustments on such certificate based on the original projected payment schedule devised by the issuer of such certificate. See "Federal Income Tax Consequences -- REMIC Certificates -- Interest Weighted Certificates and Non-VRDI Certificates" in this prospectus. The holder of such a certificate would be required, however, to allocate the difference between the adjusted issue price of the certificate and its basis in the certificate as positive adjustments to the accruals or projected payments on the certificate over the remaining term of the certificate in a manner that is reasonable -- e.g., based on a constant yield to maturity.

      Treasury regulations implementing the market discount rules have not yet been issued, and uncertainty exists with respect to many aspects of those rules. For example, the treatment of a REMIC regular certificate subject to optional redemption by Southpoint Residential Mortgage that is acquired at a market discount is unclear. It appears likely, however, that the market discount rules applicable in such a case would be similar to the rules pertaining to original issue

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discount. Due to the substantial lack of regulatory guidance with respect to the market discount rules, it is unclear how those rules will affect any secondary market that develops for a given class of REMIC regular certificates.
Prospective investors in REMIC regular certificates should consult their own tax advisors as to the application of the market discount rules to those certificates.

      Amortizable Premium

      A purchaser of a REMIC regular certificate who purchases the certificate at a premium over the total of its Deemed Principal Payments may elect to amortize such premium under a constant yield method that reflects compounding based on the interval between payments on the certificates. The legislative history of the 1986 Act indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a REMIC regular certificate will be calculated using the Pricing Prepayment Assumptions. Under Treasury regulations, amortized premium generally would be treated as an offset to interest income on a REMIC regular certificate and not as a separate deduction item. If a holder makes an election to amortize premium on a REMIC regular certificate, such election will apply to all taxable debt instruments, including all REMIC regular interests, held by the holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such holder, and will be irrevocable without the consent of the IRS. Purchasers who pay a premium for the REMIC regular certificates should consult their tax advisors regarding the election to amortize premium and the method to be employed.

      Amortizable premium on a REMIC regular certificate that is subject to redemption at the option of the trust generally must be amortized as if the optional redemption price and date were the certificate's principal amount and maturity date if doing so would result in a smaller amount of premium amortization during the period ending with the optional redemption date. Thus, a certificateholder would not be able to amortize any premium on a REMIC regular certificate that is subject to optional redemption at a price equal to or greater than the certificateholder's acquisition price unless and until the redemption option expires. In cases where premium must be amortized on the basis of the price and date of an optional redemption, the certificate will be treated as having matured on the redemption date for the redemption price and then having been reissued on that date for that price. Any premium remaining on the certificate at the time of the deemed reissuance will be amortized on the basis of (i) the original principal amount and maturity date or (ii) the price and date of any succeeding optional redemption, under the principles described above.

      Under the Contingent Payment Regulations, a secondary market purchaser of a Non-VRDI Certificate or an Interest Weighted Certificate at a premium generally would continue to accrue interest and determine adjustments on such certificate based on the original projected payment schedule devised by the issuer of such certificate. See "Federal Income Tax Consequences -- REMIC Certificates -- Interest Weighted Certificates and Non-VRDI Certificates" in this prospectus. The holder of such a certificate would allocate the difference between its basis in the certificate and the adjusted issue price of the certificate as negative adjustments to the accruals or projected payments on the certificate over the remaining term of the certificate in a manner that is reasonable -- e.g., based on a constant yield to maturity.

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      Consequences of Realized Losses

      Under Section 166 of the Code, both corporate holders of REMIC regular certificates and noncorporate holders that acquire REMIC regular certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their REMIC regular certificates become wholly or partially worthless as the result of one or more Realized Losses on the underlying assets. However, a noncorporate holder that does not acquire a REMIC regular certificate in connection with its trade or business will not be entitled to deduct a loss under Code Section 166 until its REMIC regular certificate becomes wholly worthless -- i.e., until its outstanding principal balance has been reduced to zero, and the loss will be characterized as short-term capital loss.

      Each holder of a REMIC regular certificate will be required to accrue original issue discount income with respect to such certificate without giving effect to any reduction in distributions attributable to a default or delinquency on the underlying assets until a Realized Loss is allocated to such certificate or until such earlier time as it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of original issue discount reported in any period by the holder of a REMIC regular certificate could exceed significantly the amount of economic income actually realized by the holder in such period. Although the holder of a REMIC regular certificate eventually will recognize a loss or a reduction in income attributable to previously included original issue discount that, as a result of a realized loss, ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income. Accordingly, you should consult with your tax advisor with respect to the federal income tax consequences of Realized Losses on original issue discount.

      The Tax Administrator will adjust the accrual of original issue discount on REMIC regular certificates in a manner that it believes to be appropriate to reflect Realized Losses. However, there can be no assurance that the IRS will not contend successfully that a different method of accounting for the effect of realized losses is correct and that such method will not have an adverse effect upon the holders of REMIC regular certificates.

      Gain or Loss on Disposition

      If a REMIC regular certificate is sold, the certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and his adjusted basis in the certificate. The adjusted basis of a REMIC regular certificate generally will equal the cost of the certificate to the certificateholder, increased by any original issue discount or market discount previously includable in the certificateholder's gross income with respect to the certificate, and reduced by the portion of the basis of the certificate allocable to payments on the certificate, other than qualified stated interest, previously received by the certificateholder and by any amortized premium. Similarly, a certificateholder who receives a scheduled or prepaid principal payment with respect to a REMIC regular certificate will recognize gain or loss equal to the difference between the amount of the payment and the allocable portion of his adjusted basis in the certificate. Except to the extent that the market discount rules apply and except as provided below, any gain or loss on the sale or other disposition of a REMIC regular certificate generally

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will be capital gain or loss. Such gain or loss will be long-term gain or loss if the certificate is held as a capital asset for more than 12 months.

      If the holder of a REMIC regular certificate is a bank, thrift, or similar institution described in Section 582 of the Code, any gain or loss on the sale or exchange of the REMIC regular certificate will be treated as ordinary income or loss. In the case of other types of holders, gain from the disposition of a REMIC regular certificate that otherwise would be capital gain will be treated as ordinary income to the extent that the amount actually includable in income with respect to the certificate by the certificateholder during his holding period is less than the amount that would have been includable in income if the yield on that certificate during the holding period had been 110% of a specified United States Treasury borrowing rate as of the date that the certificateholder acquired the certificate. Although the legislative history to the 1986 Act indicates that the portion of the gain from disposition of a REMIC regular certificate that will be recharacterized as ordinary income is limited to the amount of original issue discount, if any, on the certificate that was not previously includable in income, the applicable Code provision contains no such limitation.

      A portion of any gain from the sale of a REMIC regular certificate that might otherwise be capital gain may be treated as ordinary income to the extent that such certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in certificates or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable federal rate," which rate is computed and published monthly by the IRS, at the time the taxpayer entered into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income from the transaction.

      Tax Treatment of Residual Certificates

      Overview. Residual Certificates will be considered residual interests in the Series REMIC to which they relate. A REMIC is an entity for federal income tax purposes consisting of a fixed pool of mortgages or other mortgage-backed assets in which investors hold multiple classes of interests. To be treated as a REMIC, the trust or one or more segregated pools of trust assets underlying a series must meet certain continuing qualification requirements, and a REMIC election must be in effect. See "Federal Income Tax Consequences -- REMIC Certificates REMIC Qualification" in this prospectus. A Series REMIC generally will be treated as a pass-through entity for federal income tax purposes -- i.e., not subject to entity-level tax. All interests in a Series REMIC other than the Residual Certificates must be regular interests -- i.e., REMIC regular certificates. As described in "Federal Income Tax Consequences -- REMIC Certificates -- Tax Treatment of REMIC Regular Certificates," a regular interest generally is an interest whose terms are analogous to those of a debt instrument and it generally is treated as such an instrument for federal income tax purposes. REMIC regular certificates will generate interest and original issue discount deductions for the REMIC. Each trust for which there is a REMIC

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election must have one, and only one class of residual interests. As a residual interest, a Residual Certificate represents the right to (i) stated principal and interest on such certificate, if any, and (ii) its pro rata share of the income generated by the REMIC assets in excess of the amount necessary to service the regular interests and pay the REMIC's expenses. In a manner similar to that employed in the taxation of partnerships, REMIC taxable income or loss will be determined at the REMIC level, but passed through to the Residual Certificateholders. Thus, REMIC taxable income or loss will be allocated pro rata to the Residual Certificateholders, and each Residual Certificateholder will report his share of REMIC taxable income or loss on his own federal income tax return. Prospective investors in Residual Certificates should be aware that the obligation to account for the REMIC's income or loss will continue until all of the REMIC regular certificates have been retired, which may not occur until well beyond the date on which the last payments on Residual Certificates are made. In addition, because of the way in which REMIC taxable income is calculated, a Residual Certificateholder may recognize "phantom" income -- i.e., income recognized for tax purposes in excess of income as determined under financial accounting or economic principles -- which will be matched in later years by a corresponding tax loss or reduction in taxable income, but which could lower the yield to Residual Certificateholders due to the lower present value of such loss or reduction.

      A portion of the income of Residual Certificateholders in certain Series REMICs will be treated unfavorably in three contexts: (i) it may not be offset by current or net operating loss deductions; (ii) it will be considered unrelated business taxable income ("UBTI") to tax-exempt entities; and (iii) it is ineligible for any statutory or treaty reduction in the 30 % withholding tax that may otherwise available to a foreign Residual Certificateholder.

      Taxation of Residual Certificateholders. A Residual Certificateholder will recognize his share of the related REMIC's taxable income or loss for each day during his taxable year on which he holds the Residual Certificate. The amount so recognized will be characterized as ordinary income or loss and generally will not be taxed separately to the REMIC. If a Residual Certificate is transferred during a calendar quarter, REMIC taxable income or loss for that quarter will be prorated between the transferor and the transferee on a daily basis.

      A REMIC generally determines its taxable income or loss in a manner similar to that of an individual using a calendar year and the accrual method of accounting. REMIC taxable income or loss will be characterized as ordinary income or loss and will consist of the REMIC's gross income, including interest, original issue discount, and market discount income, if any, on the REMIC's assets, including temporary cash flow investments, premium amortization on the REMIC regular certificates, income from foreclosure property, and any cancellation of indebtedness income due to the allocation of realized losses to REMIC regular certificates, reduced by the REMIC's deductions, including deductions for interest and original issue discount expense on the REMIC regular certificates, premium amortization and servicing fees on such assets, the administration expenses of the REMIC and the REMIC regular certificates, any tax imposed on the REMIC's income from foreclosure property, and any bad debt deductions with respect to the mortgage assets. However, the REMIC may not take into account any items allocable to a "prohibited transaction." See "Federal Income Tax Consequences -- REMIC Certificates -- REMIC-Level Taxes" in this prospectus. The deduction of REMIC expenses by Residual Certificateholders who are individuals is subject to certain limitations as described in

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"Federal Income Tax Consequences -- REMIC Certificates -- Special Considerations
for Certain Types of Investors -- Individuals and Pass-Through Entities" in this prospectus.

      The amount of the REMIC's net loss with respect to a calendar quarter that may be deducted by a Residual Certificateholder is limited to such certificateholder's adjusted basis in the Residual Certificate as of the end of that quarter -- or time of disposition of the Residual Certificate, if earlier, determined without taking into account the net loss for that quarter. A Residual Certificateholder's basis in its Residual Certificate initially is equal to the price paid for such Certificate. This basis is increased by the amount of taxable income recognized with respect to the Residual Certificate and decreased, but not below zero, by the amount of distributions made and the amount of net losses recognized with respect to that certificate. The amount of the REMIC's net loss allocable to a Residual Certificateholder that is disallowed under the basis limitation may be carried forward indefinitely, but may be used only to offset income with respect to the related Residual Certificate. The ability of Residual Certificateholders to deduct net losses with respect to a Residual Certificate may be subject to additional limitations under the Code, as to which securityholders should consult their tax advisors. A distribution with respect to a Residual Certificate is treated as a non-taxable return of capital up to the amount of the Residual Certificateholder's adjusted basis in his Residual Certificate. If a distribution exceeds the adjusted basis of the Residual Certificate, the excess is treated as gain from the sale of such Residual Certificate.

      Although the law is unclear in certain respects, a Residual Certificateholder effectively should be able to recover some or all of the basis in his Residual Certificate as the REMIC recovers the basis of its assets through either the amortization of premium on such assets or the allocation of basis to principal payments received on such assets. The REMIC's initial aggregate basis in its assets will equal the sum of the issue prices of all Residual Certificates and REMIC regular certificates. In general, the issue price of a REMIC regular certificate of a particular class is the initial price at which a substantial amount of the certificates of such class is sold to the public. In the case of a REMIC regular certificate of a class not offered to the public, the issue price is either the price paid by the first purchaser of such certificate or the fair market value of the property received in exchange for such certificate, as appropriate. The REMIC's aggregate basis will be allocated among its assets in proportion to their respective fair market values.

      The assets of certain Series REMICs may have bases that exceed their principal amounts. Except as indicated in "Federal Income Tax Consequences -- REMIC Certificates -- Treatment by the REMIC of Original Issue Discount, Market Discount, and Amortizable Premium," the premium on such assets will be amortizable under the constant yield method and the same prepayment assumptions used in pricing the certificates. The amortized premium will reduce the REMIC's taxable income or increase its tax loss for each year which will offset a corresponding amount of the stated interest or other residual cash flow, if any, allocable to the Residual Certificateholders. It should be noted, however, that the law concerning the amortization of premium on trust assets is unclear in certain respects. If the IRS were to contend successfully that part or all of the premium on the REMIC's assets underlying certain Series REMICs is not amortizable, the Residual Certificateholders would recover the basis attributable to the unamortizable premium only as principal payments are received on such assets or upon the disposition or worthlessness of their Residual Certificates. The inability to amortize part or all of

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the premium could give rise to timing differences between the REMIC's income and deductions, creating phantom income. Because phantom income arises from timing differences, it will be matched by a corresponding loss or reduction in taxable income in later years, during which economic or financial income will exceed REMIC taxable income. Any acceleration of taxable income, however, could lower the yield to a Residual Certificateholder, since the present value of the tax paid on that income will exceed the present value of the corresponding tax reduction in the later years. The amount and timing of any phantom income are dependent upon (i) the structure of the particular Series REMIC and (ii) the rate of prepayment on the mortgage loans comprising or underlying the REMIC's assets and, therefore, cannot be predicted without reference to a particular Series REMIC.

      The assets of certain Series REMICs may have bases that are less than their principal amounts. In such a case, a Residual Certificateholder will recover the basis in his Residual Certificate as the REMIC recovers the portion of its basis in the assets that is attributable to the residual interest. The REMIC's basis in the assets is recovered as it is allocated to principal payments received by the REMIC.

      A portion of the REMIC's taxable income may be subject to special treatment. That portion ("excess inclusion income") generally is any taxable income beyond that which the Residual Certificateholder would have recognized had the Residual Certificate been a conventional debt instrument bearing interest at 120 % of the applicable long-term federal rate, based on quarterly compounding, as of the date on which the Residual Certificate was issued. Excess inclusion income generally is intended to approximate phantom income and may result in unfavorable tax consequences for certain investors. See "Federal Income Tax Consequences -- REMIC Certificates -- Taxation of Residual Certificateholders -- Limitations on Offset or Exemption of REMIC Income" and "Federal Income Tax Consequences -- REMIC Certificates -- Special Considerations for Certain Types of Investors" in this prospectus.

      Limitations on Offset or Exemption of REMIC Income. Generally, a Residual Certificateholder's taxable income for any taxable year may not be less than such Certificateholder's excess inclusion income for that taxable year. Excess inclusion income is equal to the excess of REMIC taxable income for the quarterly period for the Residual Certificates over the product of (i) 120% of the long-term applicable federal rate that would have applied to the Residual Certificates if they were debt instruments for federal income tax purposes on the closing date and (ii) the adjusted issue price of such Residual Certificates at the beginning of such quarterly period. For this purpose, the adjusted issue price of a Residual Certificate at the beginning of a quarter is the issue price of the Residual Certificate, increased by the amount of the daily accruals of REMIC income for all prior quarters, decreased by any distributions made with respect to such Residual Certificate prior to the beginning of such quarterly period. If the Residual Certificateholder is an organization subject to the tax on UBTI imposed by Code Section 511, the Residual Certificateholder's excess inclusion income will be treated as UBTI. In addition, under Treasury regulations yet to be issued, if a REIT or a RIC owns a Residual Certificate that generates excess inclusion income, a pro rata portion of the dividends paid by the REIT or the RIC generally will constitute excess inclusion income for its shareholders. Finally, Residual Certificateholders that are foreign persons will not be entitled to any exemption from the 30% withholding tax or a reduced treaty rate with respect to their excess inclusion income

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from the REMIC. See "Federal Income Tax Consequences -- REMIC Certificates --
Taxation of Certain Foreign Holders of REMIC Certificates -- Residual Certificates" in this prospectus.

      Non-Recognition of Certain Transfers for Federal Income Tax Purposes. The transfer of a "noneconomic residual interest" to a United States person will be disregarded for tax purposes if a significant purpose of the transfer was to impede the assessment or collection of tax. A Residual Certificate will constitute a noneconomic residual interest unless, at the time the interest is transferred, (i) the present value of the expected future distributions with respect to the Residual Certificate equals or exceeds the product of the present value of the anticipated excess inclusion income and the highest corporate tax rate for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC in amounts sufficient to satisfy the taxes on excess inclusion income as they accrue. If a transfer of a residual interest is disregarded, the transferor would continue to be treated as the owner of the Residual Certificate and thus would continue to be subject to tax on its allocable portion of the net income of the related REMIC. A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC, -- i.e., the transferor has "improper knowledge." A transferor is presumed not to have such improper knowledge if (i) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee would not continue to pay its debts as they come due and (ii) the transferee represents to the transferor that it understands that, as the holder of a noneconomic residual interest, it may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay the taxes associated with holding the residual interest as they become due. Proposed Treasury regulations issued on February 4, 2000 (the "New Proposed Regulations") would modify that safe harbor. Under the New Proposed Regulations, a transfer of a noneconomic residual interest would not qualify under the safe harbor unless, in addition to the requirements noted above, the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of the present value of (i) any consideration given to the transferee to acquire the interest, (ii) the expected future distributions on the interest, and (iii) any anticipated tax savings associated with holding the interest as the REMIC generates losses. For purposes of that calculation, the present value generally is calculated using a discount rate equal to the applicable federal rate. The New Proposed Regulations indicate that the effective date for the safe harbor modifications could be as early as February 4, 2000.

     In Revenue Procedure 2001-12, pending finalization of the New Proposed Regulations, the IRS has expanded the safe harbor to include certain transfers to domestic taxable corporations with large amounts of gross and net assets where an agreement is made that all future tranfers will be to taxable domestic corporations in transactions that qualify for one of the safe harbor provisions. Eligibility under Revenue Procedure 2001-12 for the expanded safe harbor requires, among other things, that the transferor not know of any facts and circumstances that reasonably indicate that the taxes associated with the residual interest will not be paid. Revenue Procedure 2001-12 provides that, if the amount of consideration given to the transferee to acquire the residual interest is so low that under any set of reasonable assumptions a reasonable person would conclude that the taxes associated with holding the residual interest will not be paid, then the transferor will be deemed to know that the transferee cannot or will not pay those taxes. Revenue Procedure 2001-12 is effective from February 4, 2000 until further guidance. If a transfer of a noneconomic Residual Certificate is disregarded, the transferor would continue to be treated as the owner of the Residual Certificate and would continue to be subject to tax on its allocable portion of the net income of the Trust REMIC.

     A similar limitation exists with respect to transfers of certain residual interests to foreign investors. See "Federal Income Tax Consequences -- REMIC Certificates -- Taxation of Certain Foreign Holders of REMIC Certificates -- Residual Certificates" in this prospectus.

     Ownership of Residual Certificates by Disqualified Organizations. The Code contains three sanctions that are designed to prevent or discourage the direct or indirect ownership of a REMIC residual interest, such as a Residual Certificate, by the United States, any state or political subdivision, any foreign government, any international organization, any agency or instrumentality of any of the foregoing, any tax-exempt organization -- other than a farmers' cooperative described in Section 521 of the Code -- that is not subject to the tax on UBTI, or any rural electrical or telephone cooperative (each a "Disqualified Organization"). A corporation is not treated as an instrumentality of the United States or any state or political subdivision thereof if all of its activities are subject to tax and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such governmental unit.

      First, REMIC status is dependent upon the presence of reasonable arrangements designed to prevent a Disqualified Organization from acquiring record ownership of a residual interest. Residual interests in Series REMICs are not offered for sale to Disqualified Organizations. Furthermore, (i) residual interests in Series REMICs will be registered as to both principal and any stated interest with the trustee (or its agent) and transfer of a residual interest may be effected

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only (A) by surrender of the old residual interest instrument and reissuance by the trustee of a new residual interest instrument to the new holder or (B) through a book entry system maintained by the trustee, (ii) the applicable pooling and master servicing agreement will prohibit the ownership of residual interests by Disqualified Organizations, and (iii) each residual interest instrument will contain a legend providing notice of that prohibition. Consequently, each Series REMIC should be considered to have made reasonable arrangements designed to prevent the ownership of residual interests by Disqualified Organizations.

      Second, the Code imposes a one-time tax on the transferor of a residual interest, including a Residual Certificate or interest in a Residual Certificate, to a Disqualified Organization. The one-time tax equals the product of (i) the present value of the total anticipated excess inclusions with respect to the transferred residual interest for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The anticipated excess inclusions with respect to a transferred residual interest must be based on (i) both actual prior prepayment experience and the prepayment assumptions used in pricing the related REMIC's interests and (ii) any required or permitted clean up calls or required qualified liquidation provided for in the REMIC's organizational documents. The present value of anticipated excess inclusions is determined using a discount rate equal to the applicable federal rate that would apply to a debt instrument that was issued on the date the Disqualified Organization acquired the residual interest and whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the residual interest. Where a transferee is acting as an agent for a Disqualified Organization, the transferee is subject to the one-time tax. For that purpose, the term "agent" includes a broker, nominee, or other middleman. Upon the request of such transferee or the transferor, the REMIC must furnish to the requesting party and to the IRS information sufficient to permit the computation of the present value of the anticipated excess inclusions. The transferor of a residual interest will not be liable for the one-time tax if the transferee furnishes to the transferor an affidavit that states, under penalties of perjury, that the transferee is not a Disqualified Organization, and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. The one-time tax must be paid by April 15th of the year following the calendar year in which the residual interest is transferred to a Disqualified Organization. The one-time tax may be waived by the Secretary of the Treasury if, upon discovery that a transfer is subject to the one-time tax, the Disqualified Organization promptly disposes of the residual interest and the transferor pays such amounts as the Secretary may require.

      Third, the Code imposes an annual tax on any pass-through entity -- i.e., RIC, REIT, common trust, partnership, trust, estate or cooperative described in Code Section 1381 -- that owns a direct or indirect interest in a residual interest, if record ownership of an interest in the pass-through entity is held by one or more Disqualified Organizations. The tax imposed equals the highest corporate income tax rate multiplied by the share of any excess inclusion income of the pass-through entity for the taxable year that is allocable to the interests in the pass-through entity held by Disqualified Organizations. The same tax applies to a nominee who acquires an interest in a residual interest on behalf of a Disqualified Organization. For example, a broker that holds an interest in a Residual Certificate in "street name" for a Disqualified Organization is subject to the tax. The tax due must be paid by the fifteenth day of the fourth month following the close of the taxable year of the pass-through entity in which the Disqualified Organization is

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a record holder. Any such tax imposed on a pass-through entity would be deductible against that entity's ordinary income in determining the amount of its required distributions. In addition, dividends paid by a RIC or a REIT are not considered preferential dividends within the meaning of Section 562(c) of the Code solely because the RIC or REIT allocates such tax expense only to the shares held by Disqualified Organizations. A pass-through entity will not be liable for the annual tax if the record holder of the interest in the pass-through entity furnishes to the pass-through entity an affidavit that states, under penalties of perjury, that the record holder is not a Disqualified Organization, and the pass-through entity does not have actual knowledge that such affidavit is false.

      For taxable years beginning on or after January 1, 1998, if an "electing large partnership" holds a Residual Certificate, all interests in the electing large partnership are treated as held by Disqualified Organizations for purposes of the tax imposed upon a pass-through entity by Section 860E(c) of the Code. The exception to this tax, otherwise available to a pass-through entity that is furnished certain affidavits as described above, is not available to an electing large partnership.

      The pooling and master servicing agreement will provide that no record or beneficial ownership interest in a Residual Certificate may be purchased, transferred or sold, directly or indirectly, without the express written consent of the master servicer. The master servicer will grant such consent to a proposed transfer only if it receives the following: (i) an affidavit from the proposed transferee to the effect that it is not a Disqualified Organization and is not acquiring the Residual Certificate as a nominee or agent for a disqualified organization and (ii) a covenant by the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Residual Certificate.

      The Code and the REMIC Regulations also require that reasonable arrangements be made with respect to each REMIC to enable the REMIC to provide the Treasury and the transferor with information necessary for the application of the one-time tax described above. Consequently, the applicable pooling and master servicing agreement will provide for an affiliate to perform such information services as may be required for the application of the one-time tax. If a Residual Certificateholder transfers an interest in a Residual Certificate in violation of the relevant transfer restrictions and triggers the information requirement, the affiliate may charge such Residual Certificateholder a reasonable fee for providing the information.

      Special Considerations for Certain Types of Investors

      Dealers in Securities. Residual Certificateholders that are dealers in securities should be aware that under Treasury regulations (the "Mark-to-Market Regulations") relating to the requirement under Section 475 of the Code that dealers in securities use mark-to-market accounting for federal income tax purposes, dealers in securities are not permitted to mark to market any Residual Certificates acquired on or after January 4, 1995. Prospective purchasers of Residual Certificates should consult with their tax advisors regarding the possible application of the Mark-to-Market Regulations.

      Tax-Exempt Entities. Any excess inclusion income with respect to a Residual Certificate held by a tax-exempt entity, including a qualified profit-sharing, pension, or other employee

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benefit plan, will be treated as UBTI. Although the legislative history and statutory provisions imply otherwise, the Treasury conceivably could take the position that, under pre-existing Code provisions, substantially all income on a Residual Certificate, including non-excess inclusion income, is to be treated as UBTI. See "Federal Income Tax Consequences -- REMIC Certificates -- Taxation of Residual Certificateholders" in this prospectus.

      Individuals and Pass-Through Entities. A Residual Certificateholder who is an individual, trust, or estate will be able to deduct its allocable share of the fees or expenses relating to servicing the assets assigned to a trust or administering the Series REMIC under Section 212 of the Code only to the extent that the amount of such fees or expenses, when combined with the certificateholder's other miscellaneous itemized deductions for the taxable year, exceeds 2% of the holder's adjusted gross income. That same limitation will apply to individuals, trusts, or estates that hold Residual Certificates indirectly through a grantor trust, a partnership, an S corporation, a common trust, a REMIC, or a nonpublicly offered RIC. A nonpublicly offered RIC is a RIC other than one whose shares are (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, or (iii) held by no fewer than 500 persons at all times during the taxable year. In addition, that limitation will apply to individuals, trusts, or estates that hold Residual Certificates through any other person (i) that is not generally subject to federal income tax and (ii) the character of whose income may affect the character of the income generated by that person for its owners or beneficiaries. In addition, Code Section 68 provides that the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds a specified amount (the "Applicable Amount") will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the Applicable Amount, or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year for taxable years ending on or before December 31, 2005, and by a reduced portion of such amount for taxable years beginning on or after January 1, 2006. In some cases, the amount of additional income that would be recognized as a result of the foregoing limitations by a Residual Certificateholder who is an individual, trust, or estate could be substantial. Non-corporate holders of REMIC Residual Certificates also should be aware that miscellaneous itemized deductions, including allocable investment expenses attributable to the related REMIC, are not deductible for purposes of the AMT. Finally, persons holding an interest in a Residual Certificate indirectly through an interest in a RIC, common trust or one of certain corporations doing business as a cooperative generally will recognize a share of any excess inclusion allocable to that Residual Certificate.

      Employee Benefit Plans. See "Federal Income Tax Consequences -- Residual Certificates -- Special Considerations for Certain Types of Investors -- Tax-exempt Entities" and "ERISA Considerations" in this prospectus.

      REITs and RICs. If the Residual Certificateholder is a REIT and the related REMIC generates excess inclusion income, a portion of REIT dividends will be treated as excess inclusion income for the REIT's shareholders, in a manner to be provided by regulations. Thus, shareholders in a REIT that invests in Residual Certificates could face unfavorable treatment of a portion of their REIT dividend income for purposes of (i) using current deductions or net operating loss carryovers or carrybacks, (ii) UBTI in the case of tax-exempt shareholders, and (iii) withholding tax in the case of foreign shareholders. Moreover, because Residual

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Certificateholders may recognize phantom income, a REIT contemplating an investment in Residual Certificates should consider carefully the effect of any phantom income upon its ability to meet its income distribution requirements under the Code. The same rules regarding excess inclusion will apply to a Residual Certificateholder that is a RIC, common trust, or one of certain corporations doing business as a cooperative. See "Federal Income Tax Consequences -- Residual Certificates -- Special Considerations for Certain Types of Investors -- Foreign Residual Certificateholders" and "Federal Income Tax Consequences -- REMIC Certificates -- Taxation of Residual Certificateholders" in this prospectus.

      A Residual Certificate held by a REIT will be treated as a real estate asset for purposes of the REIT qualification requirements in the same proportion that the REMIC's assets would be treated as real estate assets if held directly by the REIT, and interest income derived from such Residual Certificate will be treated as qualifying interest income for REIT purposes ("Qualifying REIT Interest") to the same extent. If 95% or more of a REMIC's assets qualify as real estate assets for REIT purposes, 100% of that REMIC's regular and residual interests will be treated as real estate assets for REIT purposes, and all of the income derived from such interests will be treated as Qualifying REIT Interest. The REMIC Regulations provide that payments of principal and interest on mortgage loans that are reinvested pending distribution to the holders of the REMIC certificates constitute real estate assets for REIT purposes. Two REMICs that are part of a tiered structure will be treated as one REMIC for purposes of determining the percentage of assets of each REMIC that constitutes real estate assets. It is expected that at least 95% of the assets of a Series REMIC will be real estate assets throughout the REMIC's life. The amount treated as a real estate asset in the case of a Residual Certificate apparently is limited to the REIT's adjusted basis in the certificate. REITs should be aware that 100% of the interest income derived by a REIT from a residual interest in such REMIC may not be treated as Qualifying REIT Interest if the REMIC holds mortgage loans that provide for interest that is contingent on mortgagor profits or property appreciation.

      Significant uncertainty exists with respect to the treatment of a Residual Certificate for purposes of the various asset composition requirements applicable to RICs. A Residual Certificate should be treated as a "security," but will not be considered a "government security" for purposes of Section 851(b)(4) of the Code. Moreover, it is unclear whether a Residual Certificate will be treated as a "voting security" under that Code section. Finally, because the REMIC will be treated as the "issuer" of the Residual Certificate for purposes of that Section, a RIC would be unable to invest more than 25% of the value of its total assets in Residual Certificates of the same REMIC.

      Partnerships. Partners in a partnership (other than an "electing large partnership") that acquire a Residual Certificate generally must take into account their allocable share of any income, including excess inclusion income, that is produced by the Residual Certificate. The partnership itself is not subject to tax on income from the Residual Certificate other than excess inclusion income that is allocable to partnership interests owned by Disqualified Organizations. For the treatment of an "electing large partnership'" see "Federal Income Tax Consequences -- REMIC Certificates -- Tax Treatment of Residual Certificates -- Ownership of Residual Certificates by Disqualified Organizations" in this prospectus.

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      Foreign Residual Certificateholders. Certain adverse tax consequences may be associated with the holding of certain Residual Certificates by a foreign person or with the transfer of such Certificates to or from a foreign person. See "Federal Income Tax Consequences -- REMIC Certificates -- Taxation of Certain Foreign Holders of REMIC Certificates -- Residual Certificates" in this prospectus.

      Thrift Institutions, banks, and certain other financial institutions. Residual Certificates will be treated as qualifying assets for thrift institutions in the same proportion that the assets of the REMIC would be so treated. However, if 95% or more of the assets of a given Series REMIC are qualifying assets for thrift institutions, 100% of that REMIC's regular and residual interests would be treated as qualifying assets. In addition, the REMIC Regulations provide that payments of principal and interest on mortgage assets that are reinvested pending their distribution to the holders of the REMIC Certificates will be treated as qualifying assets for thrift institutions. Moreover, two REMICs that are part of a tiered structure will be treated as one REMIC for purposes of determining the percentage of assets of each REMIC that constitutes qualifying assets for thrift institution purposes. It is expected that at least 95% of the assets of any Series REMIC will be qualifying assets for thrift institutions throughout the REMIC's life. The amount of a Residual Certificate treated as a qualifying asset for thrift institutions, however, cannot exceed the holder's adjusted basis in that Residual Certificate.

      Generally, gain or loss arising from the sale or exchange of Residual Certificates held by certain financial institutions will give rise to ordinary income or loss, regardless of the length of the holding period for the Residual Certificates. Those financial institutions include banks, mutual savings banks, cooperative banks, domestic building and loan institutions, savings and loan institutions, and similar institutions. See "Federal Income Tax Consequences -- REMIC Certificates -- Disposition of Residual Certificates" in this prospectus.

      Disposition of Residual Certificates

      A Residual Certificateholder will recognize gain or loss on the disposition of his Residual Certificate equal to the difference between the amount realized -- or the fair market value of any property -- received and his adjusted basis in the Residual Certificate. If the holder has held the Residual Certificate for more than 12 months, such gain or loss generally will be characterized as long-term capital gain or loss. In the case of banks, thrifts, and certain other financial institutions, however, gain or loss on the disposition of a Residual Certificate will be treated as ordinary gain or loss, regardless of the length of the holding period. See "Federal Income Tax Consequences -- REMIC Certificates -- Special Considerations for Certain Types of Investors" in this prospectus.

      A special version of the wash sale rules will apply to dispositions of Residual Certificates. Under that version, losses on dispositions of Residual Certificates generally will be disallowed where, within six months before or after the disposition, the seller of such a certificate acquires any residual interest in a REMIC or any interest in a taxable mortgage pool that is economically comparable to a Residual Certificate. Regulations providing for appropriate exceptions to the application of the wash sale rules have been authorized, but have not yet been promulgated.

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      Liquidation of the REMIC

      A REMIC may liquidate without the imposition of entity-level tax only in a qualified liquidation. A liquidation is considered qualified if the REMIC (i) adopts a plan of complete liquidation, (ii) sells all of its non-cash assets within 90 days of the date on which it adopts the plan, and (iii) distributes in liquidation all sale proceeds plus its cash (other than amounts retained to meet claims against it) to securityholders within the 90-day period. Under the REMIC Regulations, a plan of liquidation need not be in any special form. Furthermore, if a REMIC specifies the first day in the 90-day liquidation period in a statement attached to its final tax return, the REMIC will be considered to have adopted a plan of liquidation on that date.

      Treatment by the REMIC of Original Issue Discount, Market Discount, and Amortizable Premium

      Original Issue Discount. Generally, the REMIC's deductions for original issue discount expense on its REMIC regular certificates will be determined in the same manner as for determining the original issue discount income of the holders of such certificates, as described in "Federal Income Tax Consequences -- REMIC Certificates -- Original Issue Discount" in this prospectus, without regard to the de minimis rule described therein.

      Market Discount. In general, the REMIC will have market discount income with respect to its qualified mortgages if the basis of the REMIC in such mortgages is less than the adjusted issue prices of such mortgages. The REMIC's aggregate initial basis in its qualified mortgages, and any other assets transferred to the REMIC on the startup day, equals the aggregate of the issue prices of the regular and residual interests in the REMIC. That basis is allocated among the REMIC's qualified mortgages based on their relative fair market values. Any market discount that accrues on the REMIC's qualified mortgages will be recognized currently as an item of REMIC ordinary income. The amount of market discount income to be recognized in any period is determined in a manner generally similar to that used in the determination of original issue discount, as if the qualified mortgages had been issued (i) on the date they were acquired by the REMIC and (ii) for a price equal to the REMIC's initial basis in the qualified mortgages. The Pricing Prepayment Assumptions are used to compute the yield to maturity of the REMIC's qualified mortgages.

      Premium. Generally, if the basis of the REMIC in its qualified mortgages exceeds the unpaid principal balances of those mortgages the REMIC will be considered to have acquired such mortgages at a premium equal to the amount of such excess. As stated above, the REMIC's initial basis in its qualified mortgages equals the aggregate of the issue prices of the regular and residual interests in the REMIC. As described under "Federal Income Tax Consequences -- REMIC Certificates - Amortizable Premium," a REMIC that holds a qualified mortgage as a capital asset generally may elect under Code Section 171 to amortize premium on such mortgage under a constant interest method, to the extent such mortgages were originated, or treated as originated, after September 27, 1985. The legislative history to the 1986 Act indicates that, while the deduction for amortization of premium will not be subject to the limitations on miscellaneous itemized deductions of individuals, it will be treated as interest expense for purposes of other provisions in the 1986 Act limiting the deductibility of interest for non-corporate taxpayers.

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Because substantially all of the mortgagors on the mortgage loans that comprise or underlie the qualified mortgages are expected to be individuals, Section 171 will not be available for the amortization of premium on such mortgage loans to the extent they were originated on or prior to September 27, 1985. Such premium may be amortizable under more general provisions and principles of federal income tax law in accordance with a reasonable method regularly employed by the holder of such mortgage loans. The allocation of such premium pro rata among principal payments should be considered a reasonable method; however, the IRS may argue that such premium should be allocated in a different manner, such as allocating such premium entirely to the final payment of principal.

      REMIC-Level Taxes

      Income from certain transactions by the REMIC, called prohibited transactions, will not be part of the calculation of the REMIC's income or loss that is includable in the federal income tax returns of Residual Certificateholders, but rather will be taxed directly to the REMIC at a 100% rate. In addition, net income from one prohibited transaction may not be offset by losses from other prohibited transactions. Prohibited transactions generally include: (i) the disposition of qualified mortgages other than pursuant to (a) the repurchase of a defective mortgage, (b) the substitution for a defective mortgage within two years of the closing date, (c) a substitution for any qualified mortgage within three months of the closing date, (d) the foreclosure, default, or imminent default of a qualified mortgage, (e) the bankruptcy or insolvency of the REMIC, (f) the sale of an adjustable rate mortgage loan the interest rate on which is convertible to a fixed rate of interest upon such conversion for an amount equal to the mortgage loan's current principal balance plus accrued but unpaid interest (and provided that certain other requirements are met) or (g) a qualified liquidation of the REMIC; (ii) the receipt of income from assets that are not the type of mortgages or investments that the REMIC is permitted to hold; (iii) the receipt of compensation for services by the REMIC; and (iv) the receipt of gain from disposition of cash-flow investments other than pursuant to a qualified liquidation of the REMIC. A disposition of a qualified mortgage or cash flow investment will not give rise to a prohibited transaction, however, if the disposition was (i) required to prevent default on a regular interest resulting from a default on one or more of the REMIC's qualified mortgages or (ii) made to facilitate a clean-up call. The REMIC Regulations define a clean-up call as the redemption of a class of regular interests when, by reason of prior payments with respect to those interests, the administrative costs associated with servicing the class outweigh the benefits of maintaining the class. Under those regulations, the redemption of a class of regular interests with an outstanding principal balance of no more than 10% of the original principal balance qualifies as a clean-up call. The REMIC Regulations also provide that the modification of a mortgage loan generally will not be treated as a disposition of that loan if it is occasioned by a default or a reasonably foreseeable default, an assumption of the mortgage loan, the waiver of a due-on-sale or encumbrance clause, or the conversion of an interest rate by a mortgagor pursuant to the terms of a convertible adjustable rate mortgage loan.

      In addition, a REMIC generally will be taxed at a 100% rate on any contribution to the REMIC after the closing date unless such contribution is a cash contribution that (i) takes place within the three-month period beginning on the closing date, (ii) is made to facilitate a clean-up call or a qualified liquidation, (iii) is a payment in the nature of a guarantee, (iv) constitutes a

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contribution by the holder of the Residual Certificates in the REMIC to a qualified reserve fund, or (v) is otherwise permitted by Treasury regulations yet to be issued. The structure and operation of each Series REMIC generally will be designed to avoid the imposition of both the 100% tax on contributions and the 100% tax on prohibited transactions.

      To the extent that a REMIC derives certain types of income from foreclosure property -- generally, income relating to dealer activities of the REMIC, it will be taxed on such income at the highest corporate income tax rate. It is not anticipated that any Series REMIC will receive significant amounts of such income, although the relevant law is unclear.

      The organizational documents governing the REMIC regular certificates and Residual Certificates will be designed to prevent the imposition of the foregoing taxes on the related Series REMIC in any material amounts. If any of the foregoing taxes is imposed on a Series REMIC, the trustee will seek to place the burden thereof on the person whose action or inaction gave rise to such taxes. To the extent that the trustee is unsuccessful in doing so, the burden of such taxes will be borne by any outstanding subordinated class of certificates before it is borne by a more senior class of certificates.

      REMIC Qualification

      The trust underlying a series, or one or more designated pools of assets held by the trust, will qualify under the Code as a REMIC in which the REMIC regular certificates and Residual Certificates will constitute the "regular interests" and "residual interests," respectively, if a REMIC election is in effect and certain tests concerning (i) the composition of the REMIC's assets and (ii) the nature of the securityholders' interests in the REMIC are met on a continuing basis.

      Asset Composition

      In order for a trust, or one or more designated pools of assets held by a trust, to be eligible for REMIC status, substantially all of the assets of the trust must consist of "qualified mortgages" and "permitted investments" as of the close of the third month beginning after the closing date and at all times thereafter (the "Asset Qualification Test"). A REMIC will be deemed to satisfy the Asset Qualification Test if no more than a de minimis amount of its assets (i.e., assets with an aggregate adjusted basis that is less than 1% of the aggregate adjusted basis of all the REMIC's assets) are assets other than qualified mortgages and permitted investments. A qualified mortgage is any obligation that is principally secured by an interest in real property, including a regular interest in another REMIC, that is either transferred to the REMIC on the closing date or purchased by the REMIC pursuant to a fixed price contract within a three-month period thereafter. Under the REMIC regulations, a qualified mortgage includes any obligation secured by manufactured housing that qualifies as a single family residence under Section 25(e)(10) of the Code, which requires that the housing (i) be used as a single family residence, (ii) have a minimum of 400 square feet of living space and a minimum width in excess of 102 inches, and (iii) be customarily used at a fixed location. A qualified mortgage also includes a qualified replacement mortgage, which is any property that would have been treated as a qualified mortgage if it were transferred to the REMIC on the closing date and that is received either in

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exchange for a defective mortgage within a two-year period beginning on the closing date or in exchange for any qualified mortgage within a three-month period beginning on that date. The trust assets of each Series REMIC will be treated as qualified mortgages.

      Permitted investments include cash flow investments, qualified reserve assets, and foreclosure property. Cash flow investments are investments of amounts received with respect to qualified mortgages for a temporary period not to exceed thirteen months before distribution to holders of regular or residual interests in the REMIC. Qualified reserve assets are intangible investment assets other than REMIC residual interests that are part of a reasonably required reserve (a "Qualified Reserve Fund") maintained by the REMIC to provide for full payment of expenses of the REMIC or amounts due on the regular interests in the event of defaults or delinquencies on qualified mortgages, lower than expected returns on cash-flow investments, interest shortfalls on qualified mortgages caused by prepayments of those mortgages or unanticipated losses or expenses incurred by the REMIC. A Qualified Reserve Fund will be disqualified if more than 30% of the gross income from the assets in such fund for the year is derived from the sale of property held for less than three months, unless such sale was required to prevent a default on the regular interests caused by a default on one or more qualified mortgages. To the extent that the amount in a Qualified Reserve Fund exceeds a reasonably required amount, it must be reduced "promptly and appropriately." Foreclosure property generally is property acquired by the REMIC in connection with the default or imminent default of a qualified mortgage. Property so acquired by the REMIC, however, will not be qualifying foreclosure property if the foreclosure was anticipated at the time that the related qualified mortgage was transferred to the REMIC. Furthermore, foreclosure property may not be held beyond the end of the third taxable year beginning after foreclosure occurs, unless it is established to the satisfaction of the Secretary of the Treasury that an extension of the three-year period is necessary for the orderly liquidation of the foreclosure property. The Secretary of the Treasury may grant one or more extensions, but any such extension shall not extend the grace period beyond the end of the sixth taxable year beginning after the date such foreclosure property is acquired.

      Investors' Interests

      In addition to the requirements of the Asset Qualification Test, the various interests in a REMIC also must meet certain requirements. All of the interests in a REMIC must be issued on the closing date, or within a specified 10-day period and belong to either of the following: (i) one or more classes of regular interests or (ii) a single class of residual interests on which distributions are made pro rata. For each series REMIC with respect to which REMIC certificates are issued, the REMIC regular certificates will constitute one or more classes of regular interests in that REMIC, and the Residual Certificates will constitute the single class of residual interests in that REMIC.

      If the interest payable on any REMIC regular interest is disproportionately high relative to the specified principal amount of the interest, that interest may be treated, in whole or in part, as a second residual interest, which could result in the disqualification of the REMIC. Under the REMIC Regulations, interest payments, or similar amounts, are considered disproportionately high if the issue price of the REMIC regular interest exceeds 125% of its specified principal

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amount. Under the REMIC Regulations, however, interest payable at a disproportionately high rate will not cause a REMIC regular certificate to be recharacterized as a residual interest if interest payments on the certificate consist of a specified portion of the interest payments on qualified mortgages and such portion does not vary during the period that the certificate is outstanding. None of the REMIC regular certificates, will have an issue price that exceeds 125% of their respective specified principal amounts unless interest payments on those certificates consist of a specified nonvarying portion of the interest payments on one or more of the REMIC's qualified mortgages.

      A REMIC interest qualifies as a regular interest if (i) it is issued on the startup day with fixed terms, (ii) it is designated as a regular interest,
(iii) it entitles its holder to a specified principal amount, and (iv) if it pays interest, such interest either (a) constitutes a specified nonvarying portion of the interest payable on one or more of the REMIC's qualified mortgages, (b) is payable at a fixed rate with respect to the principal amount of the regular interest, or (c) to the extent permitted under the REMIC Regulations, is payable at a variable rate with respect to such principal amount. Pursuant to the REMIC Regulations, the following rates are permissible variable rates for REMIC regular interests: (i) a qualified floating rate set at a current value as described in "Federal Income Tax Consequences -- REMIC Certificates -- Variable Rate Certificates" in this prospectus, without regard to the rules in the OID Regulations limiting the use of Caps, Floors, and Governors with respect to such a rate, (ii) a rate equal to the highest, lowest, or average of two or more qualified floating rates -- e.g., a rate based on the average cost of funds of one or more financial institutions, or (iii) a rate equal to the weighted average of the interest rates on some or all of the qualified mortgages held by the REMIC; provided, however, that the qualified mortgages taken into account in determining the weighted average rate bear interest at a fixed rate or a rate that would be a permissible variable rate for a REMIC regular interest as described in this sentence. Under the REMIC Regulations, the presence of a ceiling or Floor on the interest payable on a variable rate interest will not prevent such interest from qualifying as a regular interest. In addition, a qualifying variable rate may be expressed as a multiple of, or a constant number of basis points more or less than, one of the permissible types of variable rates described above. Finally, a limitation on the amount of interest to be paid on a variable rate regular interest based on the total amount available for distribution is permissible, provided that it is not designed to avoid the restrictions on qualifying variable rates. The REMIC Regulations also provide that the specified principal amount of a REMIC regular interest may be zero if the interest associated with such regular interest constitutes a specified nonvarying portion of the interest on one or more of the REMIC's qualified mortgages.

      The Code requires that certain arrangements be made with respect to all REMICs. Those arrangements, which are intended to prevent acquisitions of REMIC residual interests by certain organizations that are not subject to federal income tax, are described in "Federal Income Tax Consequences -- REMIC Certificates -- Taxation of Residual Certificateholders -- Ownership of Residual Interests by Disqualified Organizations" in this prospectus. Series REMICs will be structured to provide for such arrangements.

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      Consequences of Disqualification

      If a Series REMIC fails to comply with one or more of the Code's ongoing requirements for REMIC status during any taxable year, the Code provides that its REMIC status may be lost for that year and thereafter. If REMIC status is lost, the treatment of the former REMIC and the interests therein for federal income tax purposes is uncertain. The former REMIC might be entitled to treatment as a grantor trust under Subpart E, Part 1 of Subchapter J of the Code, in which case no entity-level tax would be imposed on the former REMIC. Alternatively, the REMIC regular certificates may continue to be treated as debt instruments for federal income tax purposes, but the arrangement could be treated as a Taxable Mortgage Pool, as described in "Federal Income Tax Consequences -- REMIC Certificates -- Taxable Mortgage Pools" in this prospectus. If a Series REMIC were treated as a Taxable Mortgage Pool, any residual income of the REMIC -- i.e., interest and discount income from the mortgage loans less interest and original issue discount expense allocable to the REMIC regular certificates and any administrative expenses of the REMIC -- would be subject to corporate income tax at the Taxable Mortgage Pool level. On the other hand, the arrangement could be treated under Treasury regulations as a separate association taxable as a corporation and the REMIC regular certificates would be treated as stock interests therein, rather than debt instruments. In that case, none of the payments made with respect to the REMIC regular certificates would be deductible by the former REMIC. In the latter two cases, the Residual Certificates also would be treated as stock interests in such Taxable Mortgage Pool or association, respectively. The Code authorizes the Treasury to issue regulations that address situations where a failure to meet the requirements for REMIC status occurs inadvertently and in good faith. Such regulations have not yet been issued. The conference report accompanying the 1986 Act indicates that disqualification relief may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period of time in which the requirements for REMIC status are not satisfied.

      Taxable Mortgage Pools

      Corporate income tax can be imposed on the net income of certain entities issuing non-REMIC debt obligations secured by real estate mortgages ("Taxable Mortgage Pools"). Any entity other than a REMIC, a FASIT, or a REIT will be considered to be a Taxable Mortgage Pool if (i) substantially all of the assets of the entity consist of debt obligations and more than 50% of such obligations consist of real estate mortgages, (ii) such entity is the obligor under debt obligations with two or more maturities, and (iii) under the terms of the debt obligations on which the entity is the obligor, payments on such obligations bear a relationship to payment on the obligations held by the entity. Furthermore, a group of assets held by an entity can be treated as a separate Taxable Mortgage Pool if the assets are expected to produce significant cash flow that will support one or more of the entity's issues of debt obligations. Southpoint Residential Mortgage generally will structure offerings of Debt Securities to avoid the application of the Taxable Mortgage Pool rules.

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      Taxation of Certain Foreign Holders of REMIC Certificates

      REMIC Regular Certificates. Interest, including original issue discount, paid on a REMIC regular certificate to a nonresident alien individual, foreign corporation, or other non-United States person (a "foreign person") generally will be treated as "portfolio interest" and, therefore, will not be subject to any United States withholding tax, provided that (i) such interest is not effectively connected with a trade or business in the United States of the certificateholder, (ii) the trustee or other person who would otherwise be required to withhold tax is provided with appropriate certification on Form W-8BEN that the beneficial owner of the certificate is a foreign person ("foreign person certification") (iii) the foreign person is not a 10% shareholder within the meaning of Section 871(h)(3)(B) of the Code or a controlled foreign corporation as described under Section 881(c)(3)(C) of the Code, and (iv) the foreign person is not a bank receiving interest on a loan made in the ordinary course of business. If the certificateholder fails to meet the conditions listed above, interest, including original issue discount, paid on the holders, certificates may be subject to either a 30% withholding tax or backup withholding up to 31%. The 30% withholding tax may be subject to a reduction or elimination under an applicable tax treaty if you certify you are the beneficiary of such a tax treaty on Form W-8BEN. Further, the withholding tax may not apply if your interest, including original issue discount, is effectively connected with your conduct of a trade or business in the United States and if you certify this on Form W-8ECI. See "Federal Income Tax Consequences -- REMIC Certificates -- Backup Withholding" in this prospectus.

      Residual Certificates. Amounts paid to Residual Certificateholders who are foreign persons are treated as interest for purposes of the 30%, or lower treaty rate, United States withholding tax. Under Treasury regulations, non-excess inclusion income received by Residual Certificateholders who are foreign persons generally qualifies as "portfolio interest" exempt from the 30% withholding tax only to the extent that (i) the assets of the Series REMIC are mortgage certificates that are issued in registered form, (ii) the mortgage assets underlying the mortgage certificates were originated after July 18, 1984 and
(iii) the certificateholder meets the requirements listed under "Federal Income Tax Consequences -- REMIC Certificates --Taxation of Certain Foreign Holders of REMIC Certificates -- REMIC Regular Certificates" in this prospectus. Because mortgage loans are not issued in registered form, amounts received by Residual Certificateholders who are foreign persons will not be exempt from the 30% withholding tax to the extent such amounts relate to mortgage loans held directly, rather than indirectly through mortgage certificates, by the related REMIC. If the portfolio interest exemption is unavailable, such amounts generally will be subject to United States withholding tax when paid or otherwise distributed, or when the Residual Certificate is disposed of, under rules similar to those for withholding on debt instruments that have original issue discount. However, the Code grants the Treasury authority to issue regulations requiring that those amounts be taken into account earlier than otherwise provided where necessary to prevent avoidance of tax -- i.e., where the Residual Certificates, as a class, do not have significant value. Further, a Residual Certificateholder will not be entitled to any exemption from the 30% withholding tax or a reduced treaty rate on excess inclusion income.

      Under the REMIC Regulations, a transfer of a Residual Certificate that has "tax avoidance potential" will be disregarded for federal income tax purposes if the transferee is a

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foreign person. A Residual Certificate is deemed to have tax avoidance potential unless, at the time of the transfer, the transferor reasonably expects that, for each accrual of excess inclusion, the REMIC will distribute to the transferee an amount that will equal at least 30% of the excess inclusion, and that each such amount will be distributed no later than the close of the calendar year following the calendar year of accrual (the "30% Test"). A transferor of a Residual Certificate to a foreign person will be presumed to have had a reasonable expectation that the Residual Certificate satisfies the 30% Test if that test would be satisfied for all mortgage asset prepayment rates between 50% and 200% of the Pricing Prepayment Assumption. See "Federal Income Tax Consequences -- REMIC Certificates -- Original Issue Discount," in this prospectus. If a foreign person transfers a Residual Certificate to a United States person and the transfer, if respected, would permit avoidance of withholding tax on accrued excess inclusion income, the transfer will be disregarded for federal income tax purposes and distributions with respect to the Residual Certificate will continue to be subject to 30% withholding as though the foreign person still owned the Residual Certificate. Investors who are foreign persons should consult their own tax advisors regarding the specific tax consequences to them of owning and disposing of a Residual Certificate. Effective for payments made after December 31, 2000, any foreign investor that invokes the protection of an income tax treaty with respect to United States withholding tax generally will be required to obtain a taxpayer identification number from the IRS in advance and provide verification that such investor is entitled to the protection of the relevant income tax treaty. Foreign tax-exempt investors generally will be required to provide verification of their tax-exempt status. Foreign investors are urged to consult with their tax advisors with respect to these new withholding rules.

      Backup Withholding

      Under federal income tax law, a certificateholder may be subject to "backup withholding" under certain circumstances. Backup withholding may apply to a certificateholder who is a United States person if the certificateholder, among other things, (i) fails to furnish his social certificate number or other taxpayer identification number ("TIN") to the trustee, (ii) furnishes the trustee an incorrect TIN, (iii) fails to report properly interest and dividends, or (iv) under certain circumstances, fails to provide the trustee or the certificateholder's certificates broker with a certified statement, signed under penalties of perjury, that the TIN provided to the trustee is correct and that the certificateholder is not subject to backup withholding. Backup withholding may apply, under certain circumstances, to a certificateholder who is a foreign person if the certificateholder fails to provide the trustee or the certificateholder's certificates broker with a foreign person certification. Backup withholding applies to "reportable payments," which include interest payments and principal payments to the extent of accrued original issue discount, as well as distributions of proceeds from the sale of REMIC regular certificates or REMIC Residual Certificates. The backup withholding rate will not exceed 31%. Backup withholding, however, does not apply to payments on a certificate made to certain exempt recipients, such as tax-exempt organizations, and to certain foreign persons. You should consult your tax advisors for additional information concerning the potential application of backup withholding to payments received by you with respect to a certificate.

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      Reporting and Tax Administration

      REMIC Regular Certificates. Reports will be made at least annually to holders of record of REMIC regular certificates, other than those with respect to whom reporting is not required, and to the IRS as may be required by statute, regulation, or administrative ruling with respect to (i) interest paid or accrued on the certificates, (ii) original issue discount, if any, accrued on the certificates, and (iii) information necessary to compute the accrual of any market discount or the amortization of any premium on the certificates.

      Residual Certificates. For purposes of federal income tax reporting and administration, a Series REMIC generally will be treated as a partnership, and the related Residual Certificateholders as its partners. A Series REMIC will file an annual return on Form 1066 and will be responsible for providing information to Residual Certificateholders sufficient to enable them to report properly their shares of the REMIC's taxable income or loss, although it is anticipated that such information actually will be supplied by the trustee or the master servicer. The REMIC Regulations require reports to be made by a REMIC to its Residual Certificateholders each calendar quarter in order to permit such securityholders to compute their taxable income accurately. A person that holds a Residual Certificate as a nominee for another person is required to furnish those quarterly reports to the person for whom it is a nominee within 30 days of receiving such reports. A REMIC is required to file all such quarterly reports for a taxable year with the IRS as an attachment to the REMIC's income tax return for that year. As required by the Code, a Series REMIC's taxable year will be the calendar year.

      Residual Certificateholders should be aware that their responsibilities as holders of the residual interest in a REMIC, including the duty to account for their shares of the REMIC's income or loss on their returns, continue for the life of the REMIC, even after the principal and interest on their Residual Certificates have been paid in full.

      A Residual Certificateholder will be designated as the REMIC's tax matters person ("TMP"). The TMP generally has responsibility for overseeing and providing notice to the other Residual Certificateholders of certain administrative and judicial proceedings regarding the REMIC's tax affairs, although other holders of the Residual Certificates of the same series would be able to participate in such proceedings in appropriate circumstances. Southpoint Residential Mortgage, the master servicer or an affiliate of either will acquire a portion of the residual interest in each Series REMIC in order to permit it to be designated as TMP for the REMIC or will obtain from the Residual Certificateholders an irrevocable appointment to perform the functions of the REMIC's TMP and will prepare and file the REMIC's federal and state income tax and information returns.

      Treasury regulations provide that a holder of a Residual Certificate is not required to treat items on its return consistently with their treatment on the REMIC's return if a holder owns 100% of the Residual Certificates for the entire calendar year. Otherwise, each holder of a Residual Certificate is required to treat items on its returns consistently with their treatment on the REMIC's return, unless the holder of a Residual Certificate either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The IRS may assess a deficiency resulting from a failure

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to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. A Series REMIC typically will not register as a tax shelter pursuant to Code Section 6111 because it generally will not have a net loss for any of the first five taxable years of its existence. Any person that holds a Residual Certificate as a nominee for another person may be required to furnish the REMIC, in a manner to be provided in Treasury regulations, with the name and address of such person and other specified information.

FASIT Securities

      Treatment of the Trust for Federal Income Tax Purposes

      Many aspects of the federal income tax treatment of the securities will depend upon whether an election is made to treat your trust, or one or more segregated pools of trust assets, as a FASIT. The accompanying prospectus supplement will indicate whether a FASIT election or elections will be made with respect to your trust. For each series in which one or more FASIT elections are to be made, Hunton & Williams, counsel to Southpoint Residential Mortgage, will deliver a separate opinion generally to the effect that, assuming timely filing of a FASIT election or elections and compliance with the documents specified in the opinion, the trust -- or one or more segregated pools of trust assets -- will qualify as one or more FASITs.

      The FASIT provisions of the Code became effective on September 1, 1997. However, no Treasury regulations or other administrative guidance have been issued with respect to those provisions. Accordingly, definitive guidance cannot be provided with respect to many aspects of the tax treatment of FASIT securityholders. Investors should also note that the FASIT discussion contained herein constitutes only a summary of the United States federal income tax consequences to holders of FASIT securities. With respect to each series of FASIT regular interests, the related prospectus supplement will provide a detailed discussion regarding the federal income tax consequences associated with the particular transaction.

      FASIT interests will be classified as either FASIT regular interests, which generally will be treated as debt for federal income tax purposes, or FASIT ownership interests, which generally are not treated as debt for such purposes, but rather as representing rights and responsibilities with respect to the taxable income or loss of the related FASIT. The prospectus supplement for each series of securities will indicate which securities of such series will be designated as regular interests, and which, if any, will be designated as the ownership interest.

      Characterization of Investments in FASIT Securities

      FASIT securities will not constitute "government securities" within the meaning of Code Section 856(c)(5)(A) or Code Section 851(b)(4)(A)(i). The prospectus supplement will provide further information regarding the tax status of the securities for other purposes, which will depend on the particular assets held by the FASIT.

      FASIT Qualification

      A trust will qualify as a FASIT if (i) a FASIT election is in effect, (ii) certain tests concerning the composition of the FASITs assets (the "asset test") and the nature of the

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investors' interests in the FASIT (the "interests test") are met on a continuing basis, and (iii) the trust is not a RIC as described in Section 851(a) of the Code.

      The Interest Test. All interests in a FASIT must be designated as either regular interests or as the ownership interest. A FASIT can have only one ownership interest and it must be held directly at all times by an "eligible corporation" (i.e., a domestic "C" corporation that is subject to tax and that is not a RIC, a REIT, a REMIC, or a subchapter T cooperative).

      A FASIT regular interest generally qualifies as a regular interest if (i) it is designated as a regular interest, (ii) it has a stated maturity of no greater than 30 years, (iii) it entitles its holder to a specified principal amount, (iv) the issue price of the interest does not exceed 125% of its stated principal amount, (v) the yield to maturity of the interest is less than the applicable federal rate published by the IRS for the month of issue plus 5%, and
(vi) if it pays interest, such interest is payable at either (a) a fixed rate with respect to the principal amount of the regular interest or (b) a permissible variable rate with respect to such principal amount. Permissible variable rates for a FASIT regular interest are the same as those for REMIC regular interests (certain qualified floating rates and weighted average rates). See "Federal Income Tax Consequences -- REMIC Certificates -- REMIC Qualification -- Investors' Interests" in this prospectus.

      If an interest in a FASIT fails to meet one or more of the requirements set out in clauses (iii), (iv) or (v) in the immediately preceding paragraph, but otherwise meets all requirements to be treated as a FASIT, it may still qualify as a type of regular interest known as a "high-yield interest." In addition, if an interest in a FASIT fails to meet the requirement of clause (vi) above, but the interest payable on the interest consists of a specified portion of the interest payments on permitted assets and that portion does not vary over the life of the security, the interest will also qualify as high-yield interest. A high-yield interest may only be held by domestic C corporations that are fully subject to corporate income tax, other FASITs, and dealers in securities who acquire such interests as inventory, rather than for investment. In addition, holders of high-yield interests are subject to limitations on offsetting income derived from such interest. See "FASIT Security Holders -- Tax Treatment of FASIT Securityholders -- Taxation of Holders of High-Yield Interests" in this prospectus.

      One class of securities will be designated as the sole ownership interest in the FASIT. The ownership class may not be owned by any entity other than an eligible corporation. The ownership interest need not have any particular economic characteristics.

      The Asset Test. If the trust is to qualify as a FASIT, then as of the close of the third month following the date of its formation, and at all times thereafter, substantially all of its assets must be "permitted assets." "Permitted assets" include (i) cash and cash equivalents, (ii) any debt instrument that provides for interest at a rate that would be a qualifying rate for a REMIC regular interest, (iii) foreclosure property, (iv) certain hedging instruments (i.e., swap contracts, futures contracts, and guarantee arrangements) intended to hedge against the risks associated with being the obligor on FASIT regular interests, (v) contract rights to acquire debt instruments described in (ii) above or hedges described in (iv) above, and (vi) any regular interest in a REMIC or in another FASIT. The term "permitted asset" does not, however, include any debt instrument issued by the holder of the ownership interest or any person related to such holder.

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      Consequences of Disqualification

      If a trust or segregated pool of trust assets fails to comply with one or more ongoing requirements for FASIT status during any taxable year, the Code provides that its FASIT status may be lost for that year and thereafter. If FASIT status is lost, the federal income tax treatment of the former FASIT and the related securities is uncertain. Although the Code authorizes the Treasury to issue regulations that address situations where a failure to meet the requirements for FASIT status occurs inadvertently and in good faith, such regulations have not yet been issued. It is possible that disqualification relief might be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the FASIT's income for the period of time in which requirements for FASIT status are not satisfied.

      Tax Treatment of FASIT Securityholders

      FASIT regular securities generally will be subject to the same rules of taxation as REMIC regular certificates, including the requirement that holders of FASIT regular securities report income from their securities under the accrual method of accounting, even if they otherwise would have used the cash receipts and disbursement method. See "Federal Income Tax Consequence -- REMIC Certificates -- Original Issue Discount," "--Market Discount" and "--Amortizable Premium" in this Prospectus. The sale or other disposition of a FASIT regular security generally will be subject to the same rules as a REMIC regular certificate. See "Federal Income Tax Consequence -- REMIC Certificates --Gain or Loss on Disposition" in this Prospectus.

      Taxation of Holders of High-Yield Interests. High-yield interests are subject to special rules regarding the eligibility of holders of such interests, and the ability of such holders to offset income derived from those interests with losses. High-yield interests only may be held by eligible corporations, other FASITs, and dealers in securities which acquire such interests as inventory. If a securities dealer (other than an eligible corporation) initially acquires a high-yield interest as inventory, but later begins to hold it for investment, the dealer will be subject to an excise tax equal to the income from the high-yield interest multiplied by the highest corporate tax rate. In addition, transfers of high-yield interests to disqualified holders will be disregarded for federal income tax purposes, and the transferor will continue to be treated as the holder of the high-yield interest.

      The holder of a high-yield interest may not use non-FASIT current losses or net operating loss carryforwards or carrybacks to offset any income derived from the high-yield interest, for either regular federal income tax purposes or for alternative minimum tax purposes. In addition, the FASIT provisions contain an anti-abuse rule that imposes corporate income tax on income derived from a FASIT regular interest that is held by a pass-through entity (other than another FASIT) that issues debt or equity securities backed by the FASIT regular interest and that have the same features as high-yield interests.

      Taxation of Holders of FASIT Ownership Interests. A FASIT ownership interest represents the residual equity interest in a FASIT. As such, the holder of a FASIT ownership interest determines its taxable income by taking into account all assets, liabilities, and items of

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income, gain, deduction, loss and credit of the related FASIT. In general the character of the income to the holder of a FASIT ownership interest will be the same as the character of such income to the FASIT, except that any tax-exempt interest income taken into account by the holder of a FASIT ownership interest is treated as ordinary income. In determining that taxable income, the holder of a FASIT ownership interest must use a constant yield methodology and an accrual method of accounting and generally will be subject to the same rules of taxation for original issue discount, market discount, and amortizable premium as a REMIC would. See "Federal Income Tax Consequence -- REMIC Certificates -- Treatment by the REMIC of Original Issue Discount, Market Discount, and Amortizable Premium" in this Prospectus. In addition, a holder of a FASIT ownership interest is subject to the same limitations on its ability to use non-FASIT losses to offset income from the FASIT ownership interest as are holders of high-yield interests.

      Rules similar to the wash sale rules applicable to REMIC residual interests will also apply to FASIT ownership interests. Accordingly, losses on dispositions of a FASIT ownership interest generally will be disallowed where within six months before or after the disposition, the seller of such interest acquires any other FASIT ownership interest that is economically comparable to the disposed FASIT ownership interest. In addition, if any security that is sold or contributed to a FASIT by the holders of the related FASIT ownership interest was required to be marked to market under section 475 of the Code by such holder, then section 475 of the Code generally will continue to apply to such security.

      The holder of a FASIT ownership interest will be subject to a tax equal to 100% of the net income derived by the FASIT from any "prohibited transactions." Prohibited transactions include (i) the receipt of income derived from assets that are not permitted assets, (ii) certain dispositions of permitted assets,
(iii) the receipt of any income derived from any loan originated by a FASIT, and
(iv) in certain cases, the receipt of income representing a servicing fee or other compensation. Any series of securities for which a FASIT election is made generally will be structured to avoid application of the prohibited transaction tax.

      Tax Consequences to Foreign Securityholders

      Interest or original issue discount paid to or accrued by a FASIT regular interest holder who is a foreign person generally will be considered "portfolio interest" and will not be subject to United States federal income or withholding tax if the holder meets the same requirements that are applicable to foreign holders of REMIC regular interests. See "Federal Income Tax Consequence -- REMIC Certificates -- Taxation of Certain Foreign Holders of REMIC Certificates -- REMIC Regular Certificates" in this Prospectus.

      The 30% withholding tax will apply, however, in certain situations where "contingent interest" is paid or the IRS determines that withholding is required in order to prevent tax evasion by United States persons. If the 30% withholding tax is applicable, interest payments made to FASIT regular interest holders who are foreign persons will be subject to withholding. In addition, a tax equal to 30% of the original issue discount accrued with respect to a security since the last payment of interest thereon will be withheld from each interest payment made to a foreign person. The Code provides, for purposes of determining the amount of original issue

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discount subject to the withholding tax on foreign persons, that original issue discount shall accrue at a constant interest rate pursuant to the rules applicable to United States persons. Securityholders to whom withholding with respect to foreign persons applies will also be subject to a 30% tax on the portion of any accrued original issue discount that has not previously been subject to withholding upon the payment by the issuer of principal on a security or upon the sale or exchange of a security.

      The 30% withholding tax imposed on a foreign person may be subject to reduction or elimination under applicable tax treaties and does not apply if the interest, original issue discount or gain treated as ordinary income, as the case may be, is effectively connected with the conduct by such foreign person of a trade or business within the United States.

      Any capital gain realized on the sale, redemption, retirement or other taxable disposition of FASIT securities by a foreign person will be exempt from United States income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual, the individual is not present in the United States for 183 days or more in the taxable year.

      Backup Withholding

      A holder of a FASIT regular interest will be subject to the same backup withholding rules as holders of REMIC regular certificates. See ""Federal Income Tax Consequence -- REMIC Certificates -- Taxation of Certain Foreign Holders of REMIC Certificates" -- "Backup Withholding" in this supplement.

      Tax Information Reporting

      The securities will represent collateralized debt obligations for purposes of the information reporting requirements set out in the Treasury regulations. As required by those regulations, the trustee will provide to securityholders information concerning the interest paid and original issue discount accrued on the securities as specified in the prospectus supplement.

Grantor Trusts

      Treatment of the Trust for Federal Income Tax Purposes

      With respect to each series of Grantor Trust Securities, assuming compliance with all applicable provisions of the Code, the related Grantor Trust (the "Grantor Trust") will be classified as a grantor trust under Subpart E,
Part I of subchapter J of the Code and not as an association taxable as a corporation. For federal income tax purposes, the owner of a Grantor Trust Security will be treated as the beneficial owner of an appropriate portion of the principal and interest payments, according to the characteristics of the security in question, to be received on the trust assets assigned to your trust for federal income tax purposes.

      Tax Treatment of the Grantor Trust Security

      The types of Grantor Trust Securities offered in a series may include:

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      .     Grantor Trust Securities evidencing ownership interests only in the interest payments on the trust assets, net of certain fees, ("IO Securities"),

      . Grantor Trust Securities evidencing ownership interests in the principal, but not the interest, payments on the trust assets ("PO Securities"),

      . Grantor Trust Securities evidencing ownership interests in differing percentages of both the interest payments and the principal payments on the trust assets ("Ratio Securities"), and

      . Grantor Trust Securities evidencing ownership in equal percentages of the principal and interest payments on the trust assets ("Pass-Through Securities").

The federal income tax treatment of Grantor Trust Securities other than Pass-Through Securities ("Strip Securities") will be determined in part by
Section 1286 of the Code. Little administrative guidance has been issued under that Section and, thus, many aspects of its operation are unclear, particularly the interaction between that Section and the rules pertaining to discount and premium. Hence, significant uncertainty exists with respect to the federal income tax treatment of the Strip Securities, and potential investors should consult their own tax advisors concerning such treatment.

      Several Code Sections provide beneficial treatment to certain taxpayers that invest in certain types of mortgage assets. For purposes of those Code Sections, Pass-Through Securities will be characterized with reference to the trust assets, but it is not clear whether the Strip Securities will be so characterized. The IRS could take the position that the character of the trust assets is not attributable to the Strip Securities for purposes of those Sections. However, because the Strip Securities represent sole ownership rights in the principal and interest payments on the trust assets, the Strip Securities, like the Pass-Through Securities, should be considered to represent "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code, and "loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code, and interest income attributable to the securities should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, to the extent that the trust assets would qualify for such treatment.

      One or more classes of Grantor Trust Securities may be subordinated to one or more other classes of Grantor Trust Securities of the same series. In general, such subordination should not affect the federal income tax treatment of either the subordinated or senior Grantor Trust Securities. However, holders of the subordinated Grantor Trust Securities will be allocated losses that otherwise would have been borne by the holders of the more senior Grantor Trust Securities. Holders of the subordinated Grantor Trust Securities should be able to recognize any such losses no later than the taxable year in which they become Realized Losses. Employee benefit plans subject to ERISA should consult their own tax advisors before purchasing any subordinated Grantor Trust Security. See "ERISA Considerations" in this prospectus and in the accompanying prospectus supplement.

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      Treatment of Pass-Through Securities

      The holder of a Pass-Through Security ("Pass-Through Securityholder") generally will be treated as owning a pro rata undivided interest in each of the trust assets. Accordingly, each Pass-Through Securityholder will be required to include in income its pro rata share of the entire income from the trust assets, including interest and discount income, if any. Such securityholder generally will be able to deduct from its income its pro rata share of the administrative fees and expenses incurred with respect to the trust assets, provided that these fees and expenses represent reasonable compensation for the services rendered. An individual, trust, or estate that holds a Pass-Through Security directly or through a pass-through entity will be entitled to deduct such fees and expenses under Section 212 of the Code only to the extent that the amount of the fees and expenses, when combined with its other miscellaneous itemized deductions for the taxable year in question, exceeds 2% of its adjusted gross income. In addition, Code Section 68 provides that the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds a specified amount (the "Applicable Amount") -- will be reduced by the lesser of

      .     the excess of adjusted gross income over the Applicable Amount, or

      . 80% of the amount of itemized deductions otherwise allowable for the taxable year for taxable years ending on or before December 31, 2005, and by a reduced portion of such amount for taxable years beginning on or after January 1, 2006.

Non-corporate holders of Pass-Through Securities also should be aware that miscellaneous itemized deductions are not deductible for purposes of the AMT. Each Pass-Through Securityholder generally will determine its net income or loss with respect to the Grantor Trust in accordance with its own method of accounting, although income arising from original issue discount must be taken into account under the accrual method even though the securityholder otherwise would use the cash receipts and disbursements method.

      The Code provisions concerning original issue discount, market discount, and amortizable premium will apply to the trust assets. The rules regarding discount and premium that are applicable to Grantor Trust Securities generally are the same as those that apply to REMIC regular certificates. See "Federal Income Tax Consequences -- REMIC Certificates -- Original Issue Discount," " -- Variable Rate Certificates," " -- Market Discount" and " -- Amortizable Premium" in this prospectus.

      For instruments to which it applies, Code Section 1272(a)(6) requires the use of an income tax accounting methodology that utilizes

      .     a single constant yield to maturity, and

      .     the Pricing Prepayment Assumptions.

As in the case of REMIC regular certificates, Code Section 1272(a)(6) applies to Grantor Trust Securities, but no regulations have been issued describing the application of that Section to such

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securities. Nonetheless, unless and until administrative guidance to the contrary is released, the Tax Administrator intends to account for a class of Grantor Trust Securities in the same manner as it would account for a class of REMIC regular certificates with the same terms. There can be no assurance, however, that the IRS ultimately will sanction the Tax Administrator's position.

      It is anticipated that most or all of the trust assets securing your series will be subject to the original issue discount, market discount, and amortizable premium rules. Although most mortgage loans nominally are issued at their original principal amounts, original issue discount could arise from the payment of points or certain other origination charges by the obligor if the discount attributable to such payments exceeds the de minimis amount. If the Grantor Trust contains trust assets purchased for a price below their outstanding principal amount, Pass-Through securityholders generally will be required to take into account original issue discount not previously accrued to the prior holder of such trust assets. Moreover, if trust assets were purchased for less than their adjusted issue prices, Pass-Through Securityholders generally will be required to take into account market discount, unless the amount of such market discount is de minimis under the market discount rules. Finally, Pass-Through Securityholders generally may elect to amortize any premium paid for trust assets over their adjusted issue prices. See "Federal Income Tax Consequences -- REMIC Certificates -- Original Issue Discount," "-- Market Discount" and "-- Amortizable Premium" in this prospectus.

      Treatment of Strip Securities

      Many aspects of the federal income tax treatment of the Strip Securities are uncertain. The discussion below describes the treatment that Hunton & Williams believes is appropriate, but there can be no assurance that the IRS will not take a contrary position. You should consult your tax advisor with respect to the federal income tax treatment of the Strip Securities.

      Under Section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments on such obligation results in the creation of "stripped coupons" with respect to the separated rights to interest payments and "stripped bonds" with respect to the principal and any unseparated interest payments associated with that principal. The issuance of IO Securities or PO Securities effects a separation of the ownership of the interest and principal payments on some or all of the trust assets. In addition, the issuance of Ratio Securities effectively separates and reallocates the proportionate ownership of the interest and principal payments on the trust assets. Therefore, Strip Securities will be subject to Section 1286. For federal income tax accounting purposes, Section 1286 of the Code treats a stripped bond or a stripped coupon as a new debt instrument issued on the date that the stripped interest is purchased, and at a price equal to its purchase price or, if more than one stripped interest is purchased, the share of the purchase price allocable to such stripped interest.

Each stripped bond or coupon generally will have original issue discount equal to the excess of its stated redemption price at maturity -- or, in the case of a stripped coupon, the amount payable on the due date of such coupon -- over its issue price. Treasury regulations under Section 1286 of the Code (the "Stripping Regulations"), however, provide that the original issue discount on a stripped bond or stripped coupon is zero if the amount of the original issue discount would be de

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minimis under rules generally applicable to debt instruments. For purposes of determining whether such amount would be de minimis,

      . the number of complete years to maturity is measured from the date the stripped bond or stripped coupon is purchased,

      . an aggregation approach similar to the Aggregation Rule may be applied, and

      . unstripped coupons may be treated as stated interest with respect to the related bonds and, therefore, may be excluded from stated redemption price at maturity in appropriate circumstances.

In addition, the Stripping Regulations provide that, in certain circumstances, the excess of a stripped bond's stated redemption price at maturity over its issue price is treated as market discount, rather than as original issue discount. See "Federal Income Tax Consequences -- Grantor Trusts -- Determination of Income With Respect to Strip Securities" in this prospectus.

      The application of Section 1286 of the Code to the Strip Securities is not entirely clear under current law. That Section could be interpreted as causing any or all of the following:

      . in the case of an IO Security, each interest payment due on the trust assets to be treated as a separate debt instrument,

      . in the case of a Ratio Security entitled to a disproportionately high share of principal, each excess principal amount -- i.e., the portion of each principal payment on such assets that exceeds the amount to which the Ratio Securityholder would have been entitled if he had held an undivided interest in the trust assets -- to be treated as a separate debt instrument, and

      . in the case of a Ratio Security entitled to a disproportionately high share of interest, each excess interest amount to be treated as a separate debt instrument.

In addition, Section 1286 of the Code requires the purchase price of a Strip Security to be allocated among each of the rights to payment on the trust assets to which the securityholder is entitled that are treated as separate debt instruments. Despite the foregoing, it may be appropriate to treat stripped coupons and stripped bonds issued to the same holder in connection with the same transaction as a single debt instrument, depending on the facts and circumstances surrounding the issuance. Facts and circumstances considered relevant for this purpose should include the likelihood of the debt instruments trading as a unit and the difficulty of allocating the purchase price of the unit among the individual payments. Strip Securities are designed to trade as whole investment units and, to the extent that the underwriter develops a secondary market for the Strip Securities, it anticipates that the Strip Securities would trade in such market as whole units. In addition, because no market exists for individual payments on trust assets, the proper allocation of the security's purchase price to each separate payment on the trust assets would be difficult and burdensome to determine. Based on those facts and circumstances, it appears that all payments of principal and interest to which the holder of a Strip Security is entitled should be

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

treated as a single installment obligation. Although the OID Regulations do not refer directly to debt instruments that are governed by Section 1286 of the Code, the application of the OID Regulations to such instruments is consistent with the overall statutory and regulatory scheme. Therefore, the Tax Administrator intends to treat each Strip Security as a single debt instrument for federal income tax accounting purposes.

      Determination of Income with Respect to Strip Securities

      For purposes of determining the amount of income on a Strip Security that accrues in any period, the rules described in this prospectus under "Federal Income Tax Consequences -- REMIC Certificates -- Original Issue Discount," " -- Variable Rate Certificates," " -- Interest Weighted Certificates and Non-VRDI Securities," " -- Anti-Abuse Rule," " -- Market Discount" and " -- Amortizable Premium" in this prospectus will apply. PO Securities, and certain classes of Ratio Securities, will be issued at a price that is less than their stated principal amount and thus generally will be issued with original issue discount. A Strip Security that would meet the definition of an Interest Weighted Certificate or a Weighted Average Certificate if it were a REMIC regular certificate is subject to the same tax accounting considerations applicable to the REMIC regular certificate to which it corresponds. As described in "Federal Income Tax Consequences -- REMIC Certificates -- Interest Weighted Certificates and Non-VRDI Certificates" in this prospectus, certain aspects of the tax accounting treatment of such a Strip Security are unclear. Unless and until the IRS provides administrative guidance to the contrary, the Tax Administrator will account for such a Strip Security in the manner described for the corresponding REMIC regular certificate. See "Federal Income Tax Consequences -- REMIC Certificates -- Interest Weighted Certificates and Non-VRDI Certificates" in this prospectus.

      If a PO Security or a Ratio Security that is not considered a Contingent Payment Obligation (an "Ordinary Ratio Security") subsequently is sold, the purchaser apparently would be required to treat the difference between the purchase price and the stated redemption price at maturity as original issue discount. The holders of such securities generally will be required to include such original issue discount in income as described in "Federal Income Tax Consequences -- REMIC Certificates -- Original Issue Discount" in this prospectus. PO Securities and Ordinary Ratio Securities issued at a price less than their stated principal amount will be treated as issued with market discount rather than with original issue discount if, after the most recent disposition of the related Grantor Trust Security, either (i) the amount of original issue discount on the Grantor Trust Security is considered to be de minimis under the Stripping Regulations or (ii) the annual stated rate of interest payable on the Grantor Trust Security is no more than 1% lower than the annual stated rate of interest payable on the trust assets from which the Grantor Trust Security was stripped. The holders of such Grantor Trust Securities generally would be required to include market discount in income in the manner described in "Federal Income Tax Consequences -- REMIC Certificates -- Market Discount" in this prospectus. Some classes of Ordinary Ratio Securities may be issued at prices that exceed their stated principal amounts. Subject to the discussion of Superpremium Securities in "Federal Income Tax Consequences -- REMIC Certificates -- Original Issue Discount," holders of Ordinary Ratio Securities generally will be able to amortize that premium as described in "Federal Income Tax Consequences -- REMIC Securities -- Amortizable Premium" in this prospectus.

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      Purchase of Complementary Classes of Strip Securities

      Strip Securities of certain classes of the same series ("Complementary Securities"), when held in combination, may provide an aggregate economic effect equivalent to that of a Pass-Through Security based upon the same trust assets. When an investor purchases Complementary Securities, it appears that, for federal income tax purposes, each security should be treated separately and should be subject to the rules described above. The IRS could assert, however, that Complementary Securities held in combination should be treated as a single pass-through type instrument, with the result that the rules governing stripped bonds and stripped coupons under Section 1286 of the Code would not be applied. Consequently, investors who acquire Complementary Securities should consult their own tax advisors as to the proper treatment of such securities.

      Possible Alternative Characterizations

      The IRS could assert that the Strip Securities should be characterized for tax purposes in a manner different from that described above. For example, the IRS could contend that each Ratio Security whose interest rate is higher than the net interest rate distributed from the trust taking into account all of the securities of that series (the "Net Series Rate") is to be treated as being composed of two securities: (i) a Pass-Through Security of the same principal amount as the Ratio Security but generating interest at the Net Series Rate; and
(ii) an IO Security representing the excess of the rate on the Ratio Security over the Net Series Rate. Similarly, a Ratio Security whose interest rate is lower than the Net Series Rate could be treated as composed of a Pass-Through Security with an interest rate equal to the Net Series Rate and a PO Security. Alternatively, the IRS could interpret Section 1286 of the Code to require that each individual interest payment with respect to an IO Security or a Ratio Security be treated as a separate debt instrument for original issue discount purposes. The IRS also might challenge the manner in which original issue discount is calculated, contending that

      . the stated maturity should be used to calculate yield on the Grantor Trust Securities,

      . the Contingent Payment Regulations should not apply to the IO Securities, or

      . the Contingent Payment Regulations should apply to the Ordinary Ratio Securities.

Given the variety of alternative treatments of the Grantor Trust Securities and the different federal income tax consequences that could result from each alternative, your are urged to consult your tax advisor regarding the proper treatment of the Grantor Trust Securities for federal income tax purposes.

      Limitations on Deductions With Respect to Strip Securities

      The holder of a Strip Security will be treated as owning an interest in each of the trust assets and will recognize an appropriate share of the income and expenses associated with those trust assets. Accordingly, an individual, trust, or estate that holds a Strip Security directly or through a pass-through entity will be subject to the same limitations on deductions with respect to such security as are applicable to holders of Pass-Through Securities. See "Federal Income

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

Tax Consequences -- Grantor Trusts -- Treatment of Pass-Through Securities" in this prospectus.

      Sale of a Grantor Trust Security

      A sale of a Grantor Trust Security prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the holder's adjusted basis in such security. The rules for computing the adjusted basis of a Grantor Trust Security are the same as in the case of a REMIC regular certificate. See "Federal Income Tax Consequences -- REMIC Certificates -- Gain or Loss on Disposition" in this prospectus. Gain or loss from the sale or other disposition of a Grantor Trust Security generally will be capital gain or loss to a securityholder if the security is held as a "capital asset" within the meaning of Section 1221 of the Code, and will be long-term or short-term depending on whether the security has been held for more than one year. Ordinary income treatment, however, will apply to the extent mandated by the original issue discount and market discount rules or if the Securityholder is a financial institution described in Section 582 of the Code. See "Federal Income Tax Consequences -- REMIC Certificates -- Gain or Loss on Disposition" in this prospectus.

      Taxation of Certain Foreign Holders of Grantor Trust Securities

      Interest, including original issue discount, paid on a Grantor Trust Security to a foreign person generally is treated as "portfolio interest" and, therefore, is not subject to any United States tax, provided that

      . such interest is not effectively connected with a trade or business in the United States of the securityholder,

      . the trustee or other person who would otherwise be required to withhold tax is provided with foreign person certification,

      . the foreign person is not a 10% shareholder within the meaning of Code Section 871(h)(3)(B) or a controlled foreign corporation as described under Code Section 881(c)(3)(C), and

      . the foreign person is not a bank receiving interest on a loan made during the ordinary course of business.

If the foregoing conditions are not met, interest -- including original issue discount -- paid on a Grantor Trust Security may be subject to either a 30% withholding tax or 31% backup withholding.

      In the case of certain series, portfolio interest treatment will not be available for interest paid with respect to certain classes of Grantor Trust Securities. Interest on debt instruments issued on or before July 18, 1984 does not qualify as "portfolio interest" and, therefore, is subject to United States withholding tax at a 30% rate -- or lower treaty rate, if applicable. IO Securities and PO Securities generally are treated, and Ratio Securities generally should be treated, as having been issued when they are sold to an investor. In the case of Pass-Through Securities,

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

however, the issuance date of the security is determined by the issuance date of the mortgage loans underlying the trust. Thus, to the extent that the interest received by a holder of a Pass-Through Security is attributable to mortgage loans issued on or before July 18, 1984, such interest will be subject to the 30% withholding tax. Moreover, to the extent that a Ratio Security is characterized as a pass-through type security and the underlying mortgage loans were issued on or before July 18, 1984, interest generated by the security may be subject to the withholding tax. See "Federal Income Tax Consequences -- Grantor Trusts -- Possible Alternative Characterizations" in this prospectus. Although Code Sections 871(h)(4) and 881(c)(4) deny portfolio interest treatment to certain types of contingent interest, those provisions generally apply only to interest based on the income, profits, or property values of the debtor. Accordingly, it is not anticipated that those provisions will apply to deny portfolio interest to Securityholders who are foreign persons. However, because the scope of those provisions is not entirely clear, investors who are foreign persons should consult their own tax advisors regarding the potential application of those provisions before purchasing a security.

      Backup Withholding

      The application of backup withholding to Grantor Trust Securities generally is the same as in the case of REMIC regular certificates. See "Federal Income Tax Consequences -- REMIC Certificates -- Backup Withholding" in this prospectus.

      Reporting and Tax Administration

      For purposes of reporting and tax administration, the holders of Grantor Trust Securities will be treated in the same fashion as the holders of REMIC regular certificates. See "Federal Income Tax Consequences -- REMIC Certificates -- Reporting and Tax Administration" in this prospectus.

Debt Securities and Partnership Trusts

      Classification of Debt Securities and Partnership Trusts

      With respect to each series of Partnership Securities and Debt Securities, Hunton & Williams will deliver its opinion that the Partnership Trust (the "Partnership Trust") will not be a taxable mortgage pool or an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. With respect to the Debt Securities, Hunton & Williams will deliver its opinion that for federal income tax purposes the Debt Securities will be classified as debt. Each Debt Securityholder, by acceptance of a Debt Security, will agree to treat the Debt Securities as indebtedness for federal income tax purposes. The opinions will be based on the assumption that the terms of the related documents will be complied with, and on counsel's conclusion that either the trust is not a publicly traded partnership or the nature of the income of the trust will be exempt it from the rule that certain publicly traded partnerships are taxable as corporations.

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

      Characterization of Investments in Partnership Securities and Debt Securities

      For federal income tax purposes, (i) Partnership Securities and Debt Securities held by a thrift institution taxed as a domestic building and loan association will not constitute "loans...secured by an interest in real property which is...residential real property" within the meaning of Code Section 7701(a)(19)(C)(v) and (ii) interest on Debt Securities held by a real estate investment trust will not be treated as "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B), and (iii) Debt Securities held by a real estate investment trust will not constitute "real estate assets" within the meaning of Code Section 856(c)(4)(A), but Partnership Securities held by a real estate investment trust will represent a proportionate interest in the assets of the Partnership Trust based on the real estate investment trust's capital interest in the Partnership Trust.

Taxation of Debt Securityholders

      Treatment of the Debt Securities as Indebtedness

      The depositor will agree, and the securityholders will agree by their purchase of Debt Securities, to treat the Debt Securities as debt for federal income tax purposes. No regulations, published rulings, or judicial decisions exist that discuss the characterization for federal income tax purposes of securities with terms substantially the same as the Debt Securities. However, with respect to each series of Debt Securities, Hunton & Williams will deliver its opinion that the Debt Securities will be classified as indebtedness for federal income tax purposes. The discussion below assumes this characterization of the Debt Securities is correct.

      If, contrary to the opinion of counsel, the IRS successfully asserted that the Debt Securities were not debt for federal income tax purposes, the Debt Securities might be treated as equity interests in the Partnership Trust, and the timing and amount of income allocable to holders of such Debt Securities may be different than as described in the following paragraph.

      Debt Securities generally will be subject to the same rules of taxation as REMIC regular certificates issued by a REMIC except that (i) stated interest reportable on Debt Securities generally is not required to be reported under the accrual method unless the holder otherwise uses the accrual method and (ii) the special rule treating a portion of the gain on the sale or exchange of a REMIC regular certificate as ordinary income is inapplicable to Debt Securities. See "Federal Income Tax Consequences -- REMIC Certificates -- Tax Treatment of REMIC Regular Certificates" and "-- Gain or Loss on Disposition."

Taxation of Owners of Partnership Securities

      Treatment of the Partnership Trust as a Partnership

      If so specified in the applicable prospectus supplement, the depositor will agree, and the securityholders will agree by their purchase of Partnership Securities, to treat the Partnership Trust as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Partnership Trust, the partners of the partnership being the securityholders (including

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the depositor), and the Debt Securities (if any) being debt of the partnership.
However, the proper characterization of the arrangement involving the Partnership Trust, the Partnership Securities, the Debt Securities, and the depositor is not entirely clear, because there is not authority on transactions closely comparable to that contemplated herein.

      A variety of alternative characterizations are possible. For example, because one or more of the classes of Partnership Securities have certain features characteristic of debt, the Partnership Securities might be considered debt of the depositor or the Partnership Trust. Any such characterization would not result in materially adverse tax consequences to securityholders as compared to the consequences from treatment of the Partnership Securities as equity in a partnership, described below. The following discussion assumes that the Partnership Securities represent equity interests in a partnership.

      Partnership Taxation

      As a partnership, the Partnership Trust will not be subject to federal income tax. Rather, each securityholder will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the Partnership Trust. It is anticipated that the Partnership Trust's income will consist primarily of interest earned on the mortgage loans (including appropriate adjustments for market discount, original issue discount and bond premium) as described above under "Federal Income Tax Consequences -- REMIC Certificates -- Original Issue Discount," " -- Market Discount" and "-- Amortizable Premium" in this prospectus, and any gain upon collection or disposition of mortgage loans. The Partnership Trust's deductions will consist primarily of interest expense accruing with respect to the Debt Securities, servicing and other fees, and losses or deductions upon collection or disposition of Debt Securities.

      The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement. The partnership agreement will provide, in general, that the securityholders will be allocated taxable income of the Partnership Trust for each Collection Period equal to the sum of (i) the interest that accrues on the Partnership Securities in accordance with their terms for such Collection Period, including interest accruing at the applicable pass-through rate for such Collection Period and interest on amounts previously due on the Partnership Securities but not yet distributed; (ii) any Partnership Trust income attributable to discount on the mortgage loans that corresponds to any excess of the principal amount of the Partnership Securities over their initial issue price; and (iii) any other amounts of income payable to a securityholder for such Collection Period. Such allocation will be reduced by any amortization by the Partnership Trust of premium on mortgage loans that corresponds to any excess of the issue price of Partnership Securities over their principal amount. All remaining taxable income of the Partnership Trust will be allocated to the depositor. Based on the economic arrangement of the parties, this approach for allocating Partnership Trust income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to securityholders. Moreover, even under the foregoing method of allocation, securityholders may be allocated interest income at the applicable pass-through rate plus the other income items described above, even though the Partnership Trust may not have sufficient cash to make current cash distributions

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

of such amounts. Thus, cash basis holders will in effect be required to report income from the Partnership Securities on the accrual basis and securityholders may become liable for taxes on Partnership Trust income even if they have not received cash from the Partnership Trust to pay such taxes.

      Part or all of the taxable income allocated to a securityholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) may constitute UBTI generally taxable to such a holder under the Code.

      A share of expenses of the Partnership Trust (including fees of the master servicer but not interest expense) allocable to an individual, estate or trust securityholder would be miscellaneous itemized deductions subject to the limitations described above under "Federal Income Tax Consequences -- REMIC Certificates -- Tax Treatment of REMIC Regular Certificates" in this prospectus. Accordingly, such deductions might be disallowed to the individual, estate or trust in whole or in part and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the Partnership Trust.

      Discount income or premium amortization with respect to each mortgage loan would be calculated in a manner similar to the description under "Federal Income Tax Consequences -- REMIC Certificates -- Original Issue Discount, " " -- Market Discount" and " -- Amortizable Premium" in this prospectus. Notwithstanding such description, it is intended that the Partnership Trust will make all tax calculations relating to income and allocations to securityholders on an aggregate basis with respect to all mortgage loans held by the Partnership Trust rather than on a mortgage loan-by-mortgage loan basis. If the IRS were to require that such calculations be made separately for each mortgage loan, the Partnership Trust might be required to incur additional expense, but it is believed that there would be no material adverse effect on securityholders.

      Discount and Premium

      Unless indicated otherwise in the applicable prospectus supplement, it is not anticipated that the mortgage loans will have been issued with original issue discount and, therefore, the Partnership Trust should not have original issue discount income. However, the purchase price paid by the Partnership Trust for the mortgage loans may be greater or less than the remaining principal balance of the mortgage loans at the time of purchase. If so, the mortgage loans will have been acquired at a premium or discount, as the case may be. See "Federal Income Tax Consequences -- REMIC Certificates -- Original Issue Discount," " -- Market Discount" and " -- Amortizable Premium" in this prospectus. (As indicated above, the Partnership Trust will make this calculation on an aggregate basis, but might be required to recompute it on a mortgage loan-by-mortgage loan basis).

      If the Partnership Trust acquires the mortgage loans at a market discount or premium, the Partnership Trust will elect to include any such discount in income currently as it accrues over the life of the mortgage loans or to offset any such premium against interest income on the

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

mortgage loans. As indicated above, a portion of such market discount income or premium deduction may be allocated to securityholders.

      Section 708 Termination

      Under Section 708 of the Code, the Partnership Trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Partnership Trust are sold or exchanged within a twelve month period. If such termination occurs, it would cause a deemed contribution of the assets of a Partnership Trust (the "old partnership") to a new Partnership Trust (the "new partnership") in exchange for interests in the new partnership. Such interests would be deemed distributed to the partners of the old partnership in liquidation thereof, which would not constitute a sale or exchange. The Partnership Trust will not comply with certain technical requirements that might apply when such a constructive termination occurs. As a result, the Partnership Trust may be subject to certain tax penalties and may incur additional expenses if it is required to comply with those requirements. Furthermore, the Partnership Trust might not be able to comply due to lack of data.

      Gain or Loss on Disposition of Partnership Securities

      Generally, capital gain or loss will be recognized on a sale of Partnership Securities in an amount equal to the difference between the amount realized and your tax basis in the Partnership Securities sold. A securityholder's tax basis in a Partnership Security will generally equal the holder's cost increased by the holder's share of Partnership Trust income (includible in income) and decreased by any distributions received with respect to such Partnership Security. In addition, both the tax basis in the Partnership Securities and the amount realized on a sale of a Partnership Security would include the holder's share of the Debt Securities and other liabilities of the Partnership Trust. A holder acquiring Partnership Securities at different prices will be required to maintain a single aggregate adjusted tax basis in such Partnership Securities, and, upon sale or other disposition of some of the Partnership Securities, allocate a portion of such aggregate tax basis to the Partnership Securities sold (rather than maintaining a separate tax basis in each Partnership Security for purposes of computing gain or loss on a sale of that Partnership Security).

      Any gain on the sale of a Partnership Security attributable to the holder's share of unrecognized accrued market discount on the mortgage loans would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Partnership Trust does not expect to have any other assets that would give rise to such special reporting considerations. Thus, to avoid those special reporting requirements, the Partnership Trust will elect to include market discount in income as it accrues.

      If a securityholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Partnership Securities that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Partnership Securities.

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

      Allocations Between Transferors and Transferees

      In general, the Partnership Trust's taxable income and losses will be determined each Collection Period and the tax items for a particular Collection Period will be apportioned among the securityholders in proportion to the principal amount of Partnership Securities owned by them as of the close of the last day of such Collection Period. As a result, a holder purchasing Partnership Securities may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

      The use of such a Collection Period convention may not be permitted by existing regulations. If a Collection Period convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Partnership Trust might be reallocated among the securityholders. The depositor will be authorized to revise the Partnership Trust's method of allocation between transferors and transferees to conform to a method permitted by future regulations.

      Section 731 Distributions

      In the case of any distribution to a securityholder, no gain will be recognized to that securityholder except to the extent that the amount of any money distributed with respect to such security does not exceed the adjusted basis of such securityholder's interest in the security. To the extent that the amount of money distributed exceeds such securityholder's adjusted basis, gain will be currently recognized. In the case of any distribution to a securityholder, no loss will be recognized except upon a distribution in liquidation of a securityholder's interest. Any gain or loss recognized by a securityholder will be capital gain or loss.

      Section 754 Election

      In the event that a securityholder sells its Partnership Securities at a profit (loss), the purchasing securityholder will have a higher (lower) basis in the Partnership Securities than the selling securityholder had. The tax basis of the Partnership Trust's assets would not be adjusted to reflect the higher (or lower) basis unless the Partnership Trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Partnership Trust will not make such an election. As a result, a securityholder might be allocated a greater or lesser amount of Partnership Trust income than would be appropriate based on its own purchase price for Partnership Securities.

      Administrative Matters

      The trustee is required to keep or have kept complete and accurate books of the Partnership Trust. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Partnership Trust will be the calendar year. The trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Partnership Trust and will report each securityholder's allocable share of the items of Partnership Trust income and expense to holders and the IRS on Schedule K-1. The trustee will provide the Schedule K-1 information to nominees that fail to provide the Partnership Trust with

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the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Partnership Securities. Generally, holders must file tax returns that are consistent with the information return filed by the Partnership Trust or be subject to penalties unless the holder notifies the IRS of all such consistencies.

      Under Section 6031 of the Code, any person that holds Partnership Securities as a nominee at any time during a calendar year is required to furnish the Partnership Trust with a statement containing certain information on the nominee, the beneficial owners and the Partnership Securities so held. Such information includes the (i) name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and taxpayer identification number of such person, (y) whether such person is a United States Person, a tax-exempt entity or a foreign government, an international organization, or any wholly-owned agency or instrumentality of either of the foregoing, and (z) certain information on Partnership Securities that were held, bought or sold on behalf of such persons throughout the year. In addition, brokers and financial institutions that hold Partnership Securities through a nominee are required to furnish directly to the trustee information as to themselves and their ownership of Partnership Securities. A clearing agency registered under Section 17A of the Securities Exchange Act of 1934, as amended is not required to furnish any such information statement to the Partnership Trust. The information referred to above for any calendar year must be furnished to the Partnership Trust on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Partnership Trust with the information described above may be subject to penalties.

      The depositor will be designated as the TMP in the pooling and master servicing agreement and as such, will be responsible for representing the securityholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for a partnership item does not expire until three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Partnership Trust by the appropriate taxing authorities could result in an adjustment of the returns of the securityholders, and, under certain circumstances, a securityholder may be precluded from separately litigating a proposed adjustment to the items of the Partnership Trust. An adjustment could also result in an audit of a securityholder's returns and adjustments of items not related to the income and losses of the Partnership Trust.

      Tax Consequences to Foreign Securityholders

      It is not clear whether the Partnership Trust would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to foreign persons because there is no clear authority dealing with that issue under facts substantially similar to those applicable here. Although it is not expected that the Partnership Trust would be engaged in a trade or business in the United States for such purposes, if so specified in the applicable prospectus supplement, the Partnership Trust may withhold as if it were so engaged in order to protect the Partnership Trust from possible adverse consequences of a failure to withhold. The Partnership Trust may withhold on the portion of its taxable income that is allocable to securityholders that are foreign persons pursuant to Section 1446 of the Code, as if

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

such income were effectively connected to a United States trade or business. Amounts withheld will be deemed to be distributed to the Foreign securityholder. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Partnership Trust to change its withholding procedures. In determining a holder's withholding status, the Partnership Trust may rely on IRS Form W-8BEN, IRS Form W-9 or the holder's certification of non-foreign status signed under penalties of perjury.

      To the extent specified in the applicable prospectus supplement, (i) each foreign securityholder might be required to file an individual or corporate United States income tax return (including in the case of a corporation, the branch profits tax) on its share of the Partnership Trust's income, (ii) each foreign securityholder must obtain a taxpayer identification number from the IRS and submit that number to the Partnership Trust on Form W-8BEN in order to ensure appropriate crediting of the taxes withheld, and (iii) a foreign securityholder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Partnership Trust, taking the position that no taxes were due because the Partnership Trust was not engaged in a United States trade or business. Notwithstanding the foregoing, interest payments made (or accrued) to a foreign securityholder may be considered guaranteed payments to the extent such payments are determined without regard to the income of the Partnership Trust. If these interest payments are properly characterized as guaranteed payments, then the interest may not be considered "portfolio interest." As a result, a foreign securityholder may be subject to United States federal income tax and withholding at a rate of 30%, unless reduced or eliminated pursuant to an applicable treaty. In such case, a foreign securityholder would be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be paid with respect to the guaranteed payments. Please consult your tax advisor concerning the withholding requirements for partners and their partnerships regulations.

      Backup Withholding

      Distributions made on the Partnership Securities and proceeds from the sale of the Partnership Securities will be subject to a "backup" withholding tax not exceeding 31% if, in general, the securityholder fails to comply with certain identification and certification procedures, unless the holder is an exempt recipient under applicable provisions of the Code.

                            State Tax Considerations

      In addition to the federal income tax consequences described in "Federal Income Tax Consequences," you should consider the state income tax consequences of the acquisition, ownership, and disposition of the securities. State income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, you should consult your tax advisor with respect to the various state tax consequences of an investment in the securities.

                              ERISA Considerations

      In considering an investment in a security of the assets of an employee benefit plan or retirement arrangement, including individual retirement accounts and annuities, Keogh plans, and

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

collective investment funds in which these plans, accounts, annuities or arrangements are invested, that are described in or must follow the requirements of the United States Department of Labor ("DOL") regulations set forth in 29 C.F.R. 2510.3-101, as amended from time to time (the "Plan Asset Regulations"), the Employee Retirement Income Security Act of 1974 ("ERISA"), or corresponding, provisions of the Code (a "Plan"), a fiduciary should consider, among other things,

      .     the purposes, requirements, and liquidity needs of the Plan,

      . the definition of plan assets under ERISA, and the DOL's regulations regarding the definition of plan assets,

      .     whether the investment satisfies the diversification requirements of
            Section 404(a)(1)(C) of ERISA, and

      . whether the investment is prudent, considering the nature of an investment in a security and the fact that no market in which the fiduciary can sell or otherwise dispose of securities is expected to arise.

The prudence of a particular investment must be determined by the responsible fiduciary, usually the trustee or investment manager, with respect to each employee benefit plan taking into account all of the facts and circumstances of the investment.

      Section 403 of ERISA requires that all plan assets be held in trust. However, under regulations that became effective on June 17, 1982, even if the underlying assets of an issuer of securities are deemed to be plan assets of an employee benefit plan investing in the securities, the "holding in trust" requirement of Section 403 of ERISA will be satisfied if the securities are held in trust on behalf of the plan.

      Section 406 of ERISA and Section 4975 of the Code prohibit certain transactions that involve

      . a Plan and any party in interest or disqualified person with respect to the Plan, and

      .     plan assets.

The Plan Asset Regulations define "plan assets" to include not only securities -- like the securities -- held by a Plan but also the underlying assets of the issuer of any equity securities, unless one or more exceptions specified in the regulations are satisfied. Under the Plan Asset Regulations, a Plan that acquires a security could be treated for ERISA purposes as having acquired a direct interest in some or all of the assets in your trust. This treatment could cause certain transactions concerning the trust assets to be deemed prohibited transactions under ERISA and, in addition, could result in a finding of an improper delegation by the plan fiduciary of its duty to manage plan assets. The Plan Asset Regulations will not apply , however, if

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

      . the security is registered under the Securities Exchange Act of 1934, is freely transferable and is part of a class of securities that is held by more than 100 unrelated investors (the "publicly offered exception") or

      . immediately after the most recent acquisition of an equity interest, benefit plan investors do not own 25% or more of the value of any class of equity interests in the trust (the "insignificant participation exception").

Prior to purchasing a security, a Plan should consult with its counsel to determine whether the publicly offered exception, the insignificant participation exception, or any other exception to the Plan Asset Regulations would apply to the purchase of the security.

      The DOL has issued several exemptions from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code. Those exemptions include, but are not limited to:

      . Prohibited Transaction Class Exemption ("PTCE") 95-60, regarding investments by insurance company general accounts;

      . PTCE 96-23, regarding investment decisions by in-house asset managers;

      . PTCE 91-38, regarding investments by bank collective investment funds;

      . PTCE 90-1, regarding investments by insurance company pooled separate accounts;

      . PTCE 84-14, regarding investment decisions made by a qualified plan asset manager;

      . PTCE 83-1, regarding acquisitions by Plans of interests in mortgage pools;

      .     various underwriter exemptions.

Before purchasing any securities, a Plan subject to the fiduciary responsibility provisions of ERISA or described in Section 4975(e)(1) of the Code should consult with its counsel to determine whether the conditions of any exemption would be met. A purchaser of securities should be aware, however, that certain of the exemptions do not apply to the purchase, sale, and holding of subordinated securities. In addition, PTCE 83-1 will not apply to securities issued by certain trusts. Moreover, you also should be aware that even if the conditions specified in one or more exemptions are met, the scope of the relief provided by an exemption might not cover all acts that might be construed as prohibited transactions.

      Because the purchase or holding of securities may result in unfavorable consequences for a Plan or its fiduciaries under the Plan Asset Regulations or the prohibited transaction provisions of ERISA or the Code, certain classes of securities will not be offered for sale to, and are not transferable to, any benefit plan investor unless such benefit plan investor provides Southpoint Residential Mortgage with a "Benefit Plan Opinion." A Benefit Plan Opinion is an opinion of counsel satisfactory to Southpoint Residential Mortgage (and upon which Southpoint Residential

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

Mortgage, the trustee, the TMP, and their respective counsel are authorized to rely) that the ownership of a security of such class

      . will not be treated as a prohibited transaction under Sections 406 and 407 of ERISA or Section 4975 of the Code and

      .     either

            . will not cause any of the assets in the trust -- or in the case of a REMIC, the REMIC's assets -- to be regarded as plan assets for purposes of the Plan Asset Regulation or

            . will not give rise to any fiduciary duty under ERISA on the part of Southpoint Residential Mortgage, the trustee, the master servicer or the TMP.

The accompanying prospectus supplement will indicate which classes of securities, if any, are restricted in their availability to benefit plan investors.

      In considering the possible application of the Plan Asset Regulations, potential Plan investors should be aware that, with respect to certain series and under certain circumstances, Southpoint Residential Mortgage may have a right to redeem the securities, at its option. In this case, Southpoint Residential Mortgage's purpose for the retention of such a redemption right is to enable Southpoint Residential Mortgage to terminate its administration obligations with respect to the securities in the event these obligations become unprofitable. Southpoint Residential Mortgage undertakes no obligation to consider the interests of securityholders in deciding whether to exercise any redemption right.

      As described in "Federal Income Tax Consequences," an investment in a security may produce unrelated business taxable income for tax-exempt employee benefit plans. Potential investors also should be aware that ERISA requires that the assets of a Plan be valued at their fair market value as of the close of the plan year. Neither Southpoint Residential Mortgage nor the underwriters currently intend to provide valuations to securityholders. Plans contemplating the acquisition of securities should consult their legal advisors with respect to the ERISA, Code, and other consequences of an investment in the securities.

      Prospective purchasers of securities that are insurance companies should be aware that the United States Supreme Court interpreted the fiduciary responsibility rules of ERISA in John Hancock Mutual Life Insurance Co. v.
                                 -----------------------------------------
Harris Bank and Trust. In John Hancock, the Supreme Court ruled that assets held
---------------------     ------------
in an insurance company's general account may be deemed to be plan assets for ERISA purposes under certain circumstances. Prospective purchasers of securities that are insurance companies should consult with their counsel with respect to the application of the John Hancock case and PTCE 95-60 to their purchase of
                       ------------
securities, and should be aware that certain restrictions may apply to their purchase of securities.

                                Legal Investment

      The accompanying prospectus supplement describes whether the securities will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). To the extent that any securities constitute mortgage related securities, these securities will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities -- including depository institutions, life insurance companies and pension funds -- created pursuant to or existing under the laws of the United States or of any state whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any of its agencies or instrumentalities constitute legal investments for any of these entities. Pursuant to SMMEA, a number of states enacted legislation, on or before the October 3, 1991 cutoff for such enactments, limiting to varying extents the ability of certain entities to invest in "mortgage related securities," in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Accordingly, the investors affected by such legislation will be authorized to invest in the securities only to the extent provided in such legislation.

      SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in the securities without limitation as to the percentage of their assets represented thereby; federal credit unions may invest in the securities; and national banks may purchase the securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. Section 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.

      Securities that do not constitute "mortgage-related securities" under SMMEA will require registration, qualification or an exemption under applicable state securities laws and may not be "legal investments" to the same extent as "mortgage-related securities."

      Institutions whose investment activities are subject to legal investment laws or regulations or review by certain regulatory authorities may be subject to restrictions on investment in certain classes of offered securities. Any financial institution which is subject to the jurisdiction of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS"), the NCUA or other federal or state agencies with similar authority should review any applicable rules, guidelines and regulations prior to purchasing any offered security. The Federal Financial Institutions Examination Council, for example, has issued a Supervisory Policy Statement on Securities Activities effective February 10, 1992 setting forth guidelines for and significant restrictions on investments in "high-risk mortgage securities." The policy statement has been adopted by the Comptroller of the Currency, the Federal Reserve Board, the FDIC, the OTS and the NCUA (with certain modifications), with respect to the depository institutions that they regulate. The policy statement generally indicates that a mortgage derivative product will be deemed to be high risk if it exhibits greater price volatility than a standard fixed rate thirty-year mortgage security. According to the policy statement, prior to purchase, a depository institution will be required to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and if so that the proposed acquisition would reduce the institution's overall interest rate risk. Reliance on analysis and documentation obtained from a securities dealer or other outside party without internal analysis by the institution would be unacceptable. There can be no assurance that any classes of offered securities will not be treated as high-risk under the policy statement.

      The predecessor to the OTS issued a bulletin, entitled, "Mortgage Derivative Products and Mortgage Swaps", which is applicable to thrift institutions regulated by the OTS. The bulletin established guidelines for the investment by savings institutions in certain "high-risk" mortgage derivative securities and limitations on the use of such securities by insolvent, undercapitalized or otherwise "troubled" institutions. According to the bulletin, such "high-risk" mortgage derivative securities include securities having certain specified characteristics, which may include certain classes of securities. In accordance with Section 402 of the Financial Institutions Reform, Recovery and Enhancement Act of 1989, the foregoing bulletin will remain in effect unless and until modified, terminated, set aside or superseded by the FDIC. Similar other policy statements have been issued by regulators having jurisdiction over the types of depository institutions.

      In September 1993 the National Association of Insurance Commissioners released a draft model investment law (the "Model Law") which sets forth model investment guidelines for the insurance industry. Institutions subject to insurance regulatory authorities may be subject to restrictions on investment similar to those set forth in the Model Law and other restrictions.

      If specified in the related prospectus supplement, other classes of offered securities offered pursuant to this Prospectus will not constitute "mortgage related securities" under SMMEA. The appropriate characterization of this offered security under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such offered securities, may be subject to significant interpretive uncertainties.

      The depositor will make no representations as to the proper characterization of the offered securities for legal investment or financial institution regulatory purposes, or as to the ability of particular investors to purchase any offered securities under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the offered securities) may adversely affect the liquidity of the offered securities.

      The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits and provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying."

      There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase offered securities or to purchase offered securities representing more than a specified percentage of the investor's assets. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered securities of any class constitute legal investments or are subject to investment, capital or other restrictions.

                              Plan of Distribution

      Southpoint Residential Mortgage may sell the securities either directly or through one or more underwriters or underwriting syndicates. The accompanying prospectus supplement sets forth the terms of the offering of your securities, including the name or names of the underwriters, the proceeds to and their use by Southpoint Residential Mortgage, and either the initial public offering price, the discounts and commissions to the underwriters and any discounts or concessions allowed or reallowed to dealers, or the method by which the price at which the underwriters will sell the securities will be determined.

      Your securities may be acquired by underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The obligations of any underwriters will be subject to certain conditions precedent, and the underwriters will be severally obligated to purchase all the securities of a series described in the accompanying prospectus supplement, if any are purchased. If securities of a series are offered other than through underwriters, the accompanying prospectus supplement will contain information regarding the nature of the offering and any agreements to be entered into between Southpoint Residential Mortgage and purchasers of these securities.

      This Prospectus may be used, to the extent required, by Morgan Keegan or any other Underwriter in connection with offers and sales related to market making transactions.

      The place and time of delivery for your securities is set forth in the accompanying prospectus supplement.

      Securities issued under the registration statement of which this prospectus is a part may be reregistered and reissued under the registration statement when they are reacquired by Southpoint Residential Mortgage and deposited by Southpoint Residential Mortgage to be part of the estate of a new trust. In addition, other securities issued by affiliates of Southpoint Residential Mortgage or persons unaffiliated with Southpoint Residential Mortgage may be acquired by Southpoint Residential Mortgage and deposited to new trusts to be part of the trust estate for securities issued pursuant to this prospectus and a related prospectus supplement.

                                     Rating

      It is a condition to the issuance of any class of securities that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by at least one rating agency.

      Any ratings on the securities address the likelihood of receipt by you of all collections on the underlying trust assets to which you are entitled. These ratings address the structural, legal and issuer-related aspects associated with your securities, the nature of the underlying trust assets and the credit quality of the guarantor, if any. Ratings do not represent any assessment of the likelihood of principal prepayments by obligors or of the degree by which prepayments might differ from those originally anticipated. As a result, you might suffer a lower than anticipated yield, and, in addition, holders of Strip Securities in extreme cases might fail to recoup their initial investments.

                           Reports to Securityholders

      The master servicer, the trustee or the securities administrator will make available reports concerning your trust to the registered holder of each security.

                             Additional Information

      Southpoint Residential Mortgage is subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports and other information with the SEC. Reports and other information filed by Southpoint Residential Mortgage with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Regional Offices of the SEC at 7 World Trade Center, Suite 1300, New York, New York 10048; and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of these material can be obtained from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a public access site on the internet through the "world wide web" at which any electronic filings, reports, information statements and other information regarding Southpoint Residential Mortgage may be viewed. The internet address of the SEC's site is http://www.sec.gov.

      This prospectus does not contain all the information set forth in the registration statements of which this prospectus is a part, such as the exhibits Southpoint Residential Mortgage has filed with the SEC. Copies of the information and the exhibits are on file at the offices of the SEC may be obtained, upon payment of the fee prescribed by the SEC, or may be examined without charge at the offices of the SEC. Copies of the agreements for your series will be provided to each person to whom a prospectus and prospectus supplement is delivered upon written or oral request, provided that such request is made to Southpoint Residential Mortgage Securities Corporation, Morgan Keegan Tower, Fifty Front Street, 16th Floor, Memphis, Tennessee 38103, Attention:
Robert M. Fockler, (telephone (901) 524-4192).

      Copies of Freddie Mac's most recent offering circular for Freddie Mac certificates, Freddie Mac's most recent information statement and any subsequent information statement, any supplement to any information statement relating to Freddie Mac and any quarterly report made available by Freddie Mac after December 31, 1983 can be obtained by writing or calling the Investor Relations Department of Freddie Mac at Post Office Box 4112, Reston, Virginia 22090 (outside Washington, D.C. metropolitan area, telephone 800-424-5401, ext. 3725; within Washington, D.C. metropolitan area, telephone 703-903-3725). Southpoint Residential Mortgage did not participate in the preparation of Freddie Mac's offering circular, information statement or any supplement and, accordingly, makes no representation as to the accuracy or completeness of the information in these documents.

      Copies of Fannie Mae's most recent prospectus for Fannie Mae certificates and Fannie Mae's annual report and quarterly financial statements, as well as other financial information, are available from the Director of Investor Relations, 3900 Wisconsin Avenue, N.W., Washington, D.C. 20016 (202-752-7115). Southpoint Residential Mortgage did not participate in the preparation of Fannie Mae's prospectus and, accordingly, makes no representations as to the accuracy or completeness of the information in these documents.

       Data concerning Ginnie Mae certificates is available in electronic format on gREX or by calling (800) 234-GNMA.

       If your trust contains financial assets that are publicly-issued securities, the related registration statement, prospectus, periodic filings and other information required to be filed with the SEC may be found on the SEC's internet site, located at http://www.sec.gov.

                               Financial Information

      Southpoint Residential Mortgage is not obligated with respect to the securities. Accordingly, Southpoint Residential Mortgage has determined that financial statements of Southpoint Residential Mortgage are not material to the offering of your securities.

      Each trust will engage in no activities other than as described in this prospectus and the accompanying prospectus supplement. Accordingly, no financial statements concerning your trust are included in this prospectus.

               Incorporation of Certain Documents by Reference

      All documents filed by Southpoint Residential Mortgage pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 after the date of this prospectus and prior to the termination of the offering of the securities shall be deemed to be incorporated into and made a part of this prospectus from the date of filing of these documents.

      Southpoint Residential Mortgage undertakes to provide a copy of any and all information that has been incorporated by reference into the registration statement -- not including exhibits to the information incorporated by reference, unless these exhibits are specifically incorporated by reference into the information that the registration statements incorporate -- upon written or oral request of any person, without charge, provided that such request is made to Southpoint Residential Mortgage Securities Corporation, Morgan Keegan Tower, Fifty Front Street, 16th Floor, Memphis, Tennessee 38103, Attention: Robert M. Fockler, (telephone (901) 524-4192).

                        Index of Principal Defined Terms

1996 Lender Liability Act...................................................94
30% Test...................................................................134
Accretion Classes...........................................................18
Act.........................................................................96
Aggregation Rule...........................................................104
All OID Election...........................................................105
AMT........................................................................103
Asset Qualification Test...................................................129
Bankruptcy Code.............................................................92
Cap........................................................................110
Capital Appreciation Class..................................................18
CERCLA......................................................................94
Code........................................................................18
Collection Period...........................................................25
Companion Classes...........................................................18
Complementary Securities...................................................146
Compound Interest Class.....................................................18
Contingent Payment Obligations.............................................112
Contingent Payment Regulations.............................................112
covered trust...............................................................43
Crime Control Act...........................................................99
Current Recognition Election...............................................114
Debt Securities............................................................101
Deemed Principal Payments..................................................104
Disqualified Organization..................................................121
DOL........................................................................156
ERISA......................................................................156
excess inclusion income....................................................120
Excess Premium.............................................................109
FASIT......................................................................102
financial assets............................................................30
First Distribution Period..................................................107
Floor......................................................................110
foreign person.............................................................133
FreddieMac..................................................................67
FTC Rule....................................................................90
Governor...................................................................110
Grantor Trust Securities...................................................101
Interest Weighted Certificate..............................................108
Inverse Floater Certificates...............................................112
IO Securities..............................................................141
IRS........................................................................100

L/C Bank....................................................................43
loan-to-value ratio.........................................................82
Mark-to-Market Regulations.................................................123
Model Law..................................................................160
mortgage assets.............................................................30
Multiple Rate VRDI Certificate.............................................111
Net Series Rate............................................................146
Non-VRDI Certificate.......................................................112
OID Regulations............................................................103
Ordinary Ratio Security....................................................145
OTS........................................................................159
PAC Classes.................................................................18
Partnership Securities.....................................................101
Pass-Through Securities....................................................141
Plan.......................................................................156
Plan Asset Regulations.....................................................156
PO Securities..............................................................141
Pre-Funded Amount...........................................................41
Pre-Funding Period..........................................................41
Pre-Issuance Accrued Interest..............................................108
Pre-Issuance Accrued Interest Rule.........................................108
Prepayment Period...........................................................24
Pricing Prepayment Assumptions.............................................103
Principal Only Class........................................................17
Qualified Reserve Fund.....................................................130
Qualifying REIT Interest...................................................125
Rate Bubble Certificate....................................................108
Ratio Securities...........................................................141
Refinance loans.............................................................83
REITs......................................................................100
REMIC.......................................................................18
REMIC Regulations..........................................................100
Residual Certificates.......................................................18
retained interest...........................................................69
RICO........................................................................99
Series REMIC...............................................................101
Single Rate VRDI Certificate...............................................110
SMMEA......................................................................159
Southpoint Residential Mortgage.............................................17
Strip Class.................................................................17
Strip Securities...........................................................141
Stripping Regulations......................................................143
Superpremium Certificates..................................................109
Tax Administrator..........................................................102
Taxable Mortgage Pools.....................................................132

Teaser Certificates........................................................105
TIN........................................................................134
Title VIII..................................................................98
TMP........................................................................135
True Discount..............................................................105
trust assets................................................................30
UBTI.......................................................................118
value.......................................................................83
Variable Rate Certificate..................................................109
VRDI.......................................................................109
WAM........................................................................104
Weighted Average Certificates..............................................111

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

     The following table sets forth the estimated expenses in connection with the offering of $1,000,000 of the Mortgage Pass-Through Certificates and Asset-Backed Notes being registered under this Registration Statement, other than underwriting discounts and commission:

            SEC Registration.........................................$250.00
            Printing and Engraving.........................................*
            Legal Fees and Expenses........................................*
            Accounting Fees and Expenses...................................*
            Trustee Fees and Expenses......................................*
            Rating Agency Fees.............................................*
            Miscellaneous .................................................*

                     TOTAL...........................................$250.00

* To be provided by amendment.

Item 15.    Indemnification of Directors and Officers.

     Section 48-18-502 of the Tennessee Business Corporation Act provides that a Tennessee corporation may indemnify any director, officer, employee, agent of the corporation, or any other person who is serving at the request of the corporation in any such capacity with another corporation, partnership, joint venture, trust, or other enterprise (including, without limitation, any employee benefit plan) to the fullest extent permitted by the Tennessee Business Corporation Act as it exists on the date hereof or as it may hereafter be amended, and any such indemnification may continue as to any person who has ceased to be a director, officer, employee, or agent and may inure to the benefit of the heirs, executors, and administrators of such a person.

     By action of its Board of Directors, notwithstanding any interest of the directors in the action, the corporation may purchase and maintain insurance, in such amounts as the Board of Directors deems appropriate, to protect any director, officer, employee, or agent of the corporation or any other person who is serving at the request of the corporation in any such capacity with another corporation, partnership, joint venture, trust, or other enterprise (including, without limitation, any employee benefit plan) against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such (including, without limitation, expenses, judgments, fines, and amounts paid in settlement) to the fullest extent permitted by the Tennessee Business Corporation Act as it exists on the date hereof or as it may hereafter be amended, and whether or not the corporation would have the power or would be required to indemnify such person under the terms of any agreement or by-law or the Tennessee Business Corporation Act. For purposes of this paragraph (c), "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests and, for criminal proceedings, had no reasonable cause to believe that his conduct was illegal, provided that such person furnishes the corporation a written undertaking to repay the advance if it is ultimately determined that the director is not entitled to indemnification and provided that a determination is made that the facts then known to those making the determination would not preclude such indemnification. A Tennessee corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation or on the basis that personal benefit was improperly received by such person. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expense which such officer or director actually and reasonably incurred.

     The Certificate of Incorporation and Bylaws of the Registrant provide, in effect, that, subject to certain limited exceptions, the Registrant will indemnify its officers and directors to the extent permitted by the Tennessee Business Corporation Act.

     The Registrant, either directly or through its direct or indirect parents, maintains an insurance policy providing directors' and officers' liability insurance for any liability its directors or officers may incur in their capacities as such.

     Under certain sales agreements entered into by the Registrant (as purchaser) with sellers of collateral, such sellers are obligated to indemnify the Registrant against certain expenses and liabilities.

     Reference is made to the form of Underwriting Agreement filed as an exhibit hereto for provisions relating to the indemnification of directors, officers and controlling persons of the Registrant against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Item 16.    Exhibits.

1.1      Form of Underwriting Agreement
4.1      Form of Pooling and Master Servicing Agreement
4.2      Standard Terms to Pooling and Master Servicing Agreement (August 2001
         Edition)
4.3      Form of Indenture
4.4      Form of Owner Trust Agreement
4.5      Form of Master Servicing Agreement
4.6      Standard Terms to Master Servicing Agreement (August 2001 Edition)
5.1      Legality Opinion of Hunton & Williams*
8.1      Tax Opinion re: Adequacy of Prospectus Disclosure*
8.2      Tax Opinion re: REMIC Certificates*
8.3      Tax Opinion re: Non-REMIC Certificates*
8.4      Tax Opinion re: Notes*
23.1 Consent of Hunton & Williams is contained in their opinions filed as Exhibits 5.1, 8.1, 8.2 and 8.3*
24.1     Power of Attorney (included on signature page)
99.1     Form of Sales Agreement between the Registrant, as Purchaser, and
         Seller

-------------------------

         * To be filed by amendment.

Item 17.  Undertakings.

         (a) The undersigned Registrant hereby undertakes:

             (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                     (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                     (ii) To reflect in the Prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 change in the maximum aggregate offering price set forth in the "Calculation of the Registration Fee" table in this Registration Statement;

                     (iii) To include any material information with respect to
             the plan of distribution not previously disclosed in the Registration Statement or any material change of such information in the Registration Statement;

             provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in the post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
             Section 15(d) of the Securities Exchange Act of 1934 that are included by reference in the Registration Statement.

             (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

             (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) The undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the indenture trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939, as amended, in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

         (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 (including the security rating requirement) and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, State of Tennessee, on August 1, 2001.

                                        SOUTHPOINT RESIDENTIAL MORTGAGE
                                        SECURITIES CORPORATION (Registrant)


                                        /s/ ROBERT M FOCKLER
                                        ----------------------------------------
                                        Name:    Robert M. Fockler
                                        Title:   Executive Vice President

     Each person whose signature appears below constitutes and appoints Robert
M. Fockler, Robert A. Baird, Charles D. Maxwell, Donald E. Peterson, Jere S. McGuffee his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                Capacity                           Date
---------                                --------                           ----
/s/ ROBERT A. BAIRD           Chairman of the Board of Directors       August 1, 2001
--------------------------    and President (Principal Executive
Robert A. Baird               Officer)


/s/ ROBERT M. FOCKLER         Director and Executive Vice              August 1, 2001
--------------------------    President
Robert M. Fockler             (Principal Financial Officer)


/s/ JOE C. WELLER             Director and Executive Vice              August 1, 2001
--------------------------    President
Joe C. Weller                 (Principal Accounting Officer)


/s/ JERE S. MCGUFFEE, II      Director and Executive Vice              August 1, 2001
--------------------------    President
Jere S. McGuffee, II


/s/ JOHN BOBANGO              Director                                 August 1, 2001
--------------------------
John Bobango


/s/ CHARLES D. MAXWELL        Secretary and Treasurer                  August 1, 2001
--------------------------
Charles D. Maxwell